UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

Item 1.	Report to Stockholders.

A]

Annual Report

OCTOBER 31

2013

TCW Group – Proud manager of the TCW and MetWest Fund families.

TCW Equity Funds

Concentrated Value Fund Dividend Focused Fund

Emerging Markets Multi-Asset Opportunities Fund Growth Fund Growth Equities Fund International Growth Fund International Small Cap Fund Relative Value Large Cap Fund Select Equities Fund Small Cap Growth Fund SMID Cap Growth Fund Value Opportunities Fund

TCW Allocation Fund

Conservative Allocation Fund

TCW Funds, Inc.

Table of Contents	October 31, 2013

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

Thank you for your continued investment with the TCW Funds. Due to your ongoing support, assets across all of the TCW Funds totaled over $19 billion.

We are pleased to present the 2013 Annual Report for the TCW Equity Funds, TCW Emerging Markets Multi-Asset Opportunities Fund and TCW Conservative Allocation Fund. The Annual Report for the TCW Fixed Income Funds is in a separate book. Please call our shareholder services for more information.

Economic Review and Market Environment

U.S. stocks posted strong gains during the period despite elevated volatility throughout the course of the year. Early in the period stocks gave up some ground with investors turning their attention from the accommodative policies of the European Central Bank and the Federal Reserve to the anticipated “fiscal cliff” of scheduled tax increases and spending cuts. Investors’ concerns were allayed significantly after the U.S. Congress reached an agreement in January to avoid the fiscal cliff. While tax rates for certain income levels increased, in addition to an across the board increase in the payroll tax, markets seemed to appreciate the fact that a significant degree of uncertainty had been removed. However, June saw a return of equity market and fixed income volatility when the Federal Reserve signaled potential tapering of its Quantitative Easing program, only to later calm the financial markets by deciding at its September meeting not to taper. The markets weakened later in the month due to concern about the potential impact of a partial government shutdown tied to the federal debt ceiling battle, but as a congressional deal emerged to postpone that debate until early next year, stocks regained their footing and surged to an all-time high toward the end of the fiscal year. The markets were also buoyed by President Obama’s nomination of Janet Yellen to succeed Ben Bernanke as chair of the Federal Reserve, as she is widely perceived to be dovish and likely to continue the Fed’s highly accommodative monetary policies. With the Dow Jones Industrial Average, NASDAQ and S&P 500 indices up 21.82%, 33.80%, and 27.17%, respectively for the twelve months ended October 31, 2013, we remain vigilant of any data points that could indicate a decline in prospects for the global economy and a retrenchment of the equity markets.

The Economy and Market Ahead

Market volatility, as measured by the CBOE S&P Volatility Index (VIX), has increased from lows earlier this year. However, the VIX has been in a downward trend from the declining peaks in 2008, 2010, and 2011. There are as many as five market corrections of 5% during a “typical” year. Thus far in 2013, we have experienced just one intra-month correction in August when the S&P 500 declined -4.6%. While the budget debate is ongoing, we view a U.S. debt default as unlikely. Substantive equity market corrections over the next few months could occur if unemployment were to suddenly reverse its slow downward trajectory or if interest rates (as measured by the 10-Year Treasury) were to rise to the 3.0-3.5% level, hampering mortgage applications and other borrowings. Yet, we believe the Federal Reserve will remain supportive until the job market improves, as long as inflation is contained. Analysts estimate once the Federal Reserve begins the process, tapering will occur over a twelve to eighteen month period. Purchases are anticipated to be scaled back from the current monthly pace of $85 billion sometimes over the next few months. If Federal Reserve purchases were to be scaled back too hurriedly, or eliminated, the 10-year Treasury interest rate could increase significantly from current levels.

To Our Valued Shareholders (Continued)

The U.S. economy, albeit muted, has entered a self-sustaining mode as GDP rises 1% to 3%. Some high-frequency economic indicators suggest U.S. GDP growth will be 2.0-3.0% in 3Q and the same in the fourth quarter. The second 2Q GDP reading rose somewhat surprisingly to 2.5% from the first estimate of 1.7%. Aiding the U.S. consumer are cheaper gasoline prices which may drop a further 25-30 cents per gallon by the end of the year. Abundant gasoline supplies, an absence of major storms in the Gulf of Mexico (home to 12% of U.S. crude production), and easing Middle East tensions are contributing to the lower prices. According to ISI Group, each one cent reduction in the gasoline price adds nearly $1 billion to U.S. consumer disposable income.

Focused on Traditional, Fundamental Research

As we look forward to 2014, we expect the investment landscape to be largely defined by a gradual rise in interest rates to more normalized levels. To the extent such a rise reflects an improving economic growth backdrop, the outlook for U.S. equities should remain constructive. Assuming real GDP growth in the neighborhood of 2%, the TCW Funds remain focused on identifying those companies best positioned to produce superior stock returns. As always, we draw upon our intensive, fundamental research effort to find attractive growth and value investment opportunities across the market capitalization spectrum.

Again, we thank you for your continued support of the TCW Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2013, the TCW Concentrated Value Fund (the “Fund”) rose 32.67% and 32.61% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmarks, Russell 1000 Value Index and S&P 500 Index, returned 28.29% and 27.17%, respectively, over the same period.

The Fund generated positive attribution in both stock selection and sector allocation during the year with 80% of the outperformance coming from stock selection. Investments in the industrial, health care and materials sector generated the largest favorable returns for the year. In the industrial sector, Delta Airlines was the top contributor as the stock rose 175% for the fiscal year. Gains in Idex, Danaher and Honeywell also contributed in the sector as each stock was up around 40%. In the healthcare sector Life technologies, Thermo Fisher Scientific as well as McKesson led the sector outperformance. Those three stocks combined appreciated 60% on the year. In the materials sector Ecolab and Air Products were the main contributors to outperformance. Unfavorable returns occurred in both the consumer discretionary and financials sectors. In consumer discretionary part of the underperformance came from being underweight a very strong sector. However our investments in Target and McDonalds plus our lack of investment in other outperforming industries within the sector led to negative attribution. In the financial sector our unfavorable returns were mainly generated by the investments in Citigroup and M&T Bank. The Fund is overweight energy, financials, health care, industrials, and materials and is underweight consumer discretionary, consumer staples, information technology, telecom and utilities. With the S&P 500 being up 27.17% for the fiscal year and up 186% from the lows of 2009, the S&P 500 during fiscal year 2013 finally exceeded the old highs reached back in 2007. Yet we believe the market remains far less expensive today than it was during the peak of 2007. The S&P 500’s price/earnings ratio of 17.3x in 2007 was 18% higher than today’s 14.7x. The price/book multiple in 2007 was 25% higher than it is today (3.0x vs. 2.4x respectively). The dividend yield is 22% higher today than it was in 2007 (1.7% vs. 2.1% respectively). Today’s 6.8% earnings yield compares very favorably to the 5.4% Baa corporate bond yield.

As bottom up investors we focus on the fundamental results of our portfolio’s companies. Since the financial crisis our companies have exceeded earnings expectations relative to the market in every quarter and so far the earnings reports coming out of the 3rd quarter are particularly strong with 85% of our companies beating expectations. The market has had to climb the “wall of worry” during 2013 with all of the fiscal challenges that have occurred culminating with the government shutdown in October 2013. But the Federal Reserve (“Fed”) has done its job and the old saying of “don’t fight the Fed” has never been more prevalent than this year. Largely due to the Fed, the market has not seen a 10% pull back since October 2011.

The portfolio owns high quality stocks and we believe it is prudent to be patient. The objective is to create a portfolio that has a good risk/reward profile and to remain balanced and poised to do well in both up markets as well as down markets. We remain confident that investing in attractively valued companies expected to increase their return on invested capital and cash flows will yield favorable long-term results.

TCW Concentrated Value Fund

Management Discussions (Continued)

TCW Concentrated Value Fund - I Class

TCW Concentrated Value Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2013, the TCW Conservative Allocation Fund (the “Fund”) (formerly TCW Global Conservative Allocation Fund) posted a gain of 9.42% for the I Class and 8.97% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index returned 9.53% over the same period.

The Fund posted solid returns over the past year with a majority of the returns coming from U.S. equities. The strongest returns came from both the TCW Relative Value Large Cap (Large Cap Value) and TCW Value Opportunities (Mid Cap Value) Funds. Both Funds were up over 30% and outperformed the S&P 500 Index over the past year. The TCW Total Return Bond Fund (Intermediate Mortgage Backed Securities Fund) which was up 3.5% over the past year also contributed to relative returns. An underweight allocation to U.S. equities did slightly drag on relative performance. On the other hand, the allocation to fixed income relative to the index had a positive contribution to returns. As of October, the Fund held 43% in global equities, 52% in global fixed income and 5% in exchange-traded funds, giving it a slight overweight in equities and a slight overweight in fixed income relative to its blended index. Over the past 12 months, the Fund has gradually increased the allocations to U.S. equities, especially the allocations to large and mid-cap growth funds. The fixed income allocation had been reduced, specifically the allocation to the TCW Total Return Bond Fund. To lower the sensitivity to potentially higher interest and the duration of the fixed income portion of the Fund, an allocation to a low duration bond fund was recently initiated.

Much like last year, 2013 began with strong performance from the U.S. equity markets only to be derailed by macro concerns as the year progressed. Whereas last year, the Japanese earthquake and tsunami as well as violence in the Middle East derailed a promising early year rally, this year’s rally stalled in the spring as more Eurozone countries headed into recession and fears of Greece being the first country to leave the Eurozone hit the headlines. This coincided with decelerating growth in China, the announcement of a Spanish bank bailout and slowing growth in the U.S. as we entered the summer months. The U.S. unemployment rate ticked upward in May; June’s Institute for Supply Management (ISM) index slumped under 50 for the first time since July 2009; and retail sales declined each month during the second calendar quarter. In September, with growth slowing and in front of a U.S. Presidential election, the Federal Reserve announced a third round of quantitative easing in an effort to stimulate growth. This led to a brief market rally followed by a sell-off given the uncertainty of the outcome of a close U.S. presidential race and the realization that regardless of who was in the Oval Office, the U.S. is rapidly heading toward a “fiscal cliff” of massive spending cuts and tax hikes that could curtail an already fragile economic recovery in the U.S. As we begin a new fiscal year, the focus remains on the fiscal cliff in the U.S. as well as the ongoing issues in Europe.

TCW Conservative Allocation Fund

Management Discussions (Continued)

TCW Conservative Allocation Fund - I Class

TCW Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2013, the TCW Dividend Focused Fund (the “Fund”) posted a gain of 31.06% and 30.71% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 28.29% over the same period.

Market Outlook

Despite the government shutdown in the first half of October, the Dow Jones and S&P 500 hit new nominal record highs. While Congress came to an agreement ending the shutdown, the estimated drag on 4Q GDP is expected to be 25 to 50 basis points. With a drop in consumer confidence (as represented by the Conference Board), tepid gains in employment, slowing gains in housing and autos, and the recent approximate 100 basis point rise in the 10-Year Treasury yield, the continuation of current Federal Reserve (“Fed”) policies (with the Vice Chair the likely nominee) is considered likely with prognosticators believing tapering will not begin until March or April of 2014. The Fed has maintained its position that any tapering will be data dependent and that the Fed will remain supportive until the job market improves, as long as inflation is contained. The U.S. economy, albeit muted, has entered a self-sustaining mode with GDP rising 1% to 3%. After a 2.5% reading in 2Q (revised upward from 1.7%), preliminary 3Q growth expanded at a surprising 2.8% pace due to rising exports and business inventories, increased home construction, and state and local government spending at the fastest pace in four years. Aiding the U.S. consumer are cheaper gasoline prices which have dropped over fifty cents from their February 2013 high to a national average of $3.28 at the end of October.

Sector Weightings

The best performing sectors in the S&P 500 for the fiscal year ending October 31, 2013 were Consumer Discretionary (+40.4%), Industrials (+35.8%), Health Care (+34.2%), and Financials (+32.0%) while the bottom performers were Utilities (+9.5%), Telecommunication Services (+13.0%), Energy (+19.3%), and Information Technology (+20.0%). The Fund benefited from the underweights in Information Technology and Utilities and overweights in Financials and Industrials while losing value with the underweight in Health Care.

Security Selection

The best absolute performers during the fiscal year were State Street, Ameriprise Financial, and Seagate Technology (+86.0%). The Fund’s Information Technology stocks provided the most significant contribution to performance returning +43.2%, led by Seagate and TE Connectivity. Ameriprise Financial and State Street were the leaders in Financials where the portfolio’s stocks as a whole outperformed their peers, +40.1% versus +32.0%, while Packaging Corp. (+81.9%), Royal Philips, and Valero Energy (+57.6%) starred in Materials, Industrials, and Energy, respectively. The worst absolute performers during the fiscal year were recent addition Avon Products (-24.0%), Cliffs Natural Resources (-0.6%), and Devon Energy (-9.9%). The main performance detraction occurred in Consumer Discretionary where the Fund holdings’ return of +27.2% could not keep pace with the group rise of +40.4%. Lagging performance from Lennar (-4.7%) and Gap (+5.3%) held back the strong performance from Time Warner (+61.4%) and Regal Entertainment (+39.2%). Windstream (+1.4%) and Avon were largely responsible for the underperformance in Telecommunication Services and Consumer Staples, respectively. Cliffs Natural Resources was eliminated in December 2012.

TCW Dividend Focused Fund

Management Discussions (Continued)

TCW Dividend Focused Fund - I Class

TCW Dividend Focused Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the period July 1, 2013 (commencement of operations) through October 31, 2013, the TCW Emerging Markets Multi Asset Opportunities Fund (the “Fund”) returned 6.80% and 6.20% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”), returned 7.41% over the same period.

Performance on the equity side has been driven by emphasizing long-term growth stories outside of the commodities sector. To that end, our equity portfolio is significantly overweight in North Asia, Russia and the Middle East and underweight commodity dependent countries such as Brazil and South Africa. We have maintained our underweight in both materials and energy versus an overweight position in consumer discretionary and IT companies going into the new fiscal year. On the fixed income side, we have found attractive reform and deleveraging stories in Latin America, and remain overweight there versus an underweight in Asia where most sovereigns trade at very narrow spreads. In anticipation of higher U.S. Treasury rates over time, we are also maintaining our fixed income duration around 1.5 years inside EMBI.

Though global growth remains below trend, much of the economic data reported in the third quarter validated our belief that the global economy is in the early stages of a slow recovery process. Key drivers for this improvement include continued strengthening in the U.S., ongoing recovery in Europe, and an uptick in Chinese growth. In addition, the more dovish stance assumed by the U.S. Federal Reserve (Fed) in September, in conjunction with the prospect of dovish Fed leadership going forward, imply lower funding market stress on some of the more vulnerable emerging markets (EM) economies. We remain constructive in our outlook on EM markets for next year. While EM asset prices have bounced, MSCI EM is still underperforming the S&P 500 Index by approximately 25% year-to-date, the worst period of underperformance since 1998. Similarly, spreads on the EMBI are around 320 basis points (bps), about 80 bps wide to this year’s lows, and EM corporates are still trading cheap relative to U.S. credit. Thus, we believe the arguments for the valuation disconnect remain valid and there could be some continuation of the catch up trade.

Concerns around current account financing have led some investors to speculate that 2013 could turn into a 1997/98-type crisis period for EM. We strongly disagree. While a few EM countries will struggle in a period of contracting global liquidity, the emerging markets as a whole are significantly stronger today than in 1997/98. For example, EM countries hold over 80% of the world’s currency reserves, a substantial cushion in the event of capital outflows. Moreover, EM exchange rates are largely floating today versus fixed fifteen years ago, giving policymakers more flexibility in addressing trade imbalances. Finally, EM sovereigns have shifted a significant share of their borrowing from foreign currency to local currency debt, thereby reducing the volatility of their debt servicing requirements, and banking systems are better capitalized and subject to improved regulation and oversight.

Consequently, we see value across a number of countries and sectors in both equities and fixed income. We believe the more robust global growth environment we anticipate and the likelihood for Fed tapering at some point down the road are likely to favor equities over fixed income and we have increased our equity allocation to 66% of the total portfolio with fixed income and cash at 30% and 4%, respectively. We believe there could be a significant differentiation in country risk going forward as the tide of global liquidity recedes. This should favor actively managed strategies with a fundamentals based country and security selection process.

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund - I Class

TCW Emerging Markets Multi-Asset Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Fund

Management Discussions

For the year ended October 31, 2013, the TCW Growth Fund (the “Fund”) posted a gain of 27.31% for the I Class shares and a 27.33% return for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 3000 Growth Index, gained 29.16% over the same period.

Performance of the Fund was negatively impacted by unfavorable stock selection in the Materials and Telecommunication Services sectors, while Consumer Discretionary and Energy helped overall performance.

U.S. stocks posted strong gains during the period despite elevated volatility throughout the course of the year. Early in the period stocks gave up some ground with investors turning their attention from the accommodative policies of the European Central Bank (“ECB”) and the Federal Reserve (“Fed”) to the anticipated “fiscal cliff” of scheduled tax increases and spending cuts. Investors’ concerns were allayed significantly after the U.S. Congress reached an agreement in January to avoid the fiscal cliff. While tax rates for certain income levels increased, in addition to an across the board increase in the payroll tax, markets seemed to appreciate the fact that a significant degree of uncertainty had been removed. However, June saw a return of equity market and fixed income volatility when the Fed signaled potential tapering of its Quantitative Easing program, only to later calm the financial markets by deciding at its September meeting not to taper. The markets weakened later in the month due to concern about the potential impact of a partial government shutdown tied to the federal debt ceiling battle, but as a congressional deal emerged to postpone that debate until early next year, stocks regained their footing and surged to an all-time high toward the end of the fiscal year. The markets were also buoyed by President Obama’s nomination of Janet Yellen to succeed Ben Bernanke as chair of the Fed, as she is widely perceived to be dovish and likely to continue the Fed’s highly accommodative monetary policies. With the Dow, NASDAQ and S&P 500 indices up 21.82%, 33.80%, and 27.17%, respectively, for the twelve months ended October 31, 2013, we remain vigilant of any data points that could indicate a decline in prospects for the global economy and a retrenchment of the equity markets.

In regard to individual stock selection, Salesforce.com Inc., Linkedin Corporation, and Life Technologies Corp. were the strongest performers this year, contributing 1.41%, 1.28% and 1.22% to portfolio performance respectively. In contrast, Apple Inc., Silver Wheaton Corp., and Rackspace Hosting Inc. were the largest drags on performance, contributing -1.81%, -0.62%, and -0.41%, respectively, to the Fund’s performance.

We remain focused on the Fund’s objective of identifying best-in-class companies exhibiting strong growth prospects in this sluggish macroeconomic environment.

TCW Growth Fund

Management Discussions (Continued)

TCW Growth Fund - I Class

TCW Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2013, the TCW Growth Equities Fund (the “Fund”) gained 37.96% and 37.93% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell MidCap Growth Index, gained 33.93% over the same period.

The Fund outperformed the benchmark for the one year period ending October 31, 2013. On an attribution basis, the Fund’s outperformance was primarily a result of positive stock selection in the energy, consumer discretionary and information technology sectors. Partially offsetting this was negative stock selection in health care, industrials and consumer staples as well as a negative allocation effect in information technology.

The Fund’s largest sector weightings at the end of the period were information technology and consumer discretionary. The Fund is overweight versus the Russell Midcap Growth Index in technology and underweight in consumer discretionary. Top contributors in information technology included Splunk and Workday in software and LinkedIn in internet software and services. Conversely, detractors of note among our technology holdings were Rackspace Hosting, Youku Tudou and SINA in internet software and services, Fusion-io in computers and peripherals and Palo Alto Networks in communications equipment. In consumer discretionary, electric automaker Tesla Motors was a top contributor along with footwear and apparel company Under Armour and specialty retailer ULTA Salon, Cosmetics & Fragrance. Detractors in the sector included restaurant holdings BJ’s Restaurants and Arcos Dorados and retailers GNC Holdings and Michael Kors In consumer staples, a sector in which the Fund’s weighting is essentially in-line with the benchmark. Food products company Hain Celestial and warehouse retailer PriceSmart aided results while personal products company Herbalife was a detractor.

The Fund’s weighting is essentially in-line compared to the benchmark in energy and underweight in financials. A top contributor in energy was equipment and services name Lufkin Industries, which was acquired by General Electric in April for $3.3 billion. Core Laboratories and Oceaneering also helped results in energy equipment and services. In financials, contributors of note were ACE Limited in insurance and T. Rowe Price in capital markets. The Fund is overweight in health care and industrials. In health care, health care technology company athenahealth, life science tools and services company Illumina and biotechnology company Vertex Pharmaceuticals helped performance while robotic surgery company Intuitive Surgical, biotechnology companies ARIAD Pharmaceuticals and Ironwood Pharmaceuticals and health care equipment company Volcano Corporation hurt. B/E Aerospace in aerospace and defense and Rockwell Automation in electrical equipment were contributors of note among our industrials holdings.

TCW Growth Equities Fund

Management Discussions (Continued)

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on redemption of fund shares.

TCW International Growth Fund

Management Discussions

For the period November 1, 2012 (commencement of operations) through October 31, 2013, the TCW International Growth Fund (the “Fund”) returned 20.40% and 20.10% for its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, MSCI All Country World ex U.S. Index, returned 20.80% over the same period.

Since this is the first year of operation for the Fund, it is important to note that the Fund had to get past the ramp-up period to be fully invested and allocated in various countries so the results may not be representative of a seasoned fund.

The Fund’s biggest exposures were in Financials, Materials, Consumer Discretionary, Information Technology and Industrials sectors, and with that, the highest contribution came from Financials, Information Technology, Consumer Discretionary and Industrials sectors. The biggest detractors to performance came from Materials which returned -25% and cost the Fund over 7 percentage points of performance. Energy sector also performed poorly, returning -15% and cost the Fund over 1 percentage point of performance.

On a country basis, the heaviest investments were in Japan, China, Canada, the United Kingdom and Brazil, with each of these being over 5% of the Fund’s net assets. Japan, China, and United Kingdom all returned over 45% each, but securities invested in the Material sector from Democratic Republic of Congo and Canada did not perform well over the year.

On a stock basis, the highest contribution to performance came from Alpha Bank, Japan Exchange Group, Blinkx, Start Today, Hulic, kakaku.com, Bank of Ireland, Softbank, Optimal Payments, Sunac China and Baidu. Most of these come from information technology related companies. The worst detractors from performance were Banro, New Gold, B2Gold, Randgold Resources, Royal Gold, Silver Wheaton, Gulf Keystone Petroleum, Wacom, Regis Resources and Eldorado Gold. Most of these detractors were in commodity equities.

The portfolio is currently heavily invested in Japan, China, Canada, India, United Kingdom, Brazil, Russia and the Philippines. One should expect large investments in Japan, China, Canada, India, UK and Brazil, as these are all either large economies, or generally stock markets of choice for other countries. The Fund is also involved extensively in Financials, Materials, Information Technology, and Consumer Discretionary sectors. Most of the Fund’s assets are invested in sectors which are generally considered cyclical, as opposed to defensive.

The Fund’s investment philosophy is to look for highly profitable and fast growing companies, typically in newer businesses. Since this is primarily a large cap fund, the investments are in cash-flow positive companies with little exploration and in companies with proven business models.

TCW International Growth Fund

Management Discussions (Continued)

TCW International Growth Fund - I Class

TCW International Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2013, the TCW International Small Cap Fund (the “Fund”) gained 20.77% on both I Class and N Class shares. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, increased by 23.70% over the same period.

On a sector basis, the underperformance came from the Materials sector which returned -40%, and cost the Fund over 13 percentage points of performance. Leaving aside Materials, the rest of the Fund’s sectors outpaced the index. The biggest exposures after Materials were Financials, Consumer Discretionary, Information Technology, Energy and Industrials sectors. Except for Energy, the other sectors all registered total returns exceeding 50% each, which was well above the index’s relevant sector performance. Our research tells us that we are about half way through the super cycle in commodities. What we underestimated was the temporary increase in supply that transpired in 2013 and how the markets turned so negative regarding the earnings growth for the commodity sector. However, we do expect this to revert in the next fiscal year.

On a country basis, Japan was by far the Fund’s biggest exposure at almost a quarter of the Fund’s assets. Japan returned 73% within the Fund, well ahead of the 31% that the Japanese part of the index returned. The other big exposures were China (+43%), India (-13%), and United Kingdom (+79%). In general, the main reason Japan, UK and China did well was because they did not have any commodity exposure and our stock picking worked very well in these countries. Emerging markets exposure was a detraction from the Fund’s performance. However, we do believe that the worst is behind us for emerging markets and performance from here on will be determined by the reforms followed by capital stressed countries.

On a stock level basis, the best performers in terms of contribution to the Fund were Alpha Bank, Start Today, Optimal Payments, Blinkx, Africa Hydrocarbons, Vostok Nafta, kakaku.com, Sarin Technologies, Livesense, Sparx Group, L&T Finance and Opera Software. Most of these were information technology related companies. The worst performers were Banro, Colossus Minerals, Bathurst Resources, Mawson Resources, Electromagnetic Geoservices, Sandstorm Metals, Luna Gold, Western Zagros, GCA Savvian and Kenmare Resources. Most of the worst performers were primarily from the Materials sector, with gold equities bearing the brunt of losses.

Our portfolio remains geared toward highly profitable and fast growing companies in typically new businesses. As of October 31, 2013, the Fund has heavy investments in Information Technology and in Japan. In general and historically, we have had better opportunities in emerging markets economies, specifically in new businesses.

TCW International Small Cap Fund

Management Discussions (Continued)

TCW International Small Cap Fund - I Class

TCW International Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2013, the TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 31.99% and 31.64% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 28.29% over the same period.

Market Outlook

Despite the government shutdown in the first half of October, the Dow Jones and S&P 500 hit new nominal record highs. While Congress came to an agreement ending the shutdown, the estimated drag on 4Q:13 GDP is expected to be 25 to 50 basis points. With a drop in consumer confidence (as represented by the Conference Board), tepid gains in employment, slowing gains in housing and autos, and the recent approximate 100 basis point rise in the 10-Year Treasury yield, the continuation of current Federal Reserve (“Fed”) policies (with the Vice Chair the likely nominee) is considered likely with prognosticators believing tapering will not begin until March or April of 2014. The Fed has maintained its position that any tapering will be data dependent and that it will remain supportive until the job market improves, as long as inflation is contained. The U.S. economy, albeit muted, has entered a self-sustaining mode with GDP rising 1% to 3%. After a 2.5% reading in 2Q (revised upward from 1.7%), preliminary 3Q growth expanded at a surprising 2.8% pace due to rising exports and business inventories, increased home construction, and state and local government spending at the fastest pace in four years. Aiding the U.S. consumer are cheaper gasoline prices which have dropped over fifty cents from their February 2013 high to a national average of $3.28 at the end of October.

Sector Weightings

The best performing sectors in the S&P 500 for the fiscal year ending October 31, 2013 were Consumer Discretionary (+40.4%), Industrials (+35.8%), Health Care (+34.2%), and Financials (+32.0%) while the bottom performers were Utilities (+9.5%), Telecommunication Services (+13.0%), Energy (+19.3%), and Information Technology (+20.0%). The Fund benefited from the underweight in Information Technology and overweights in Consumer Discretionary and Industrials while losing value with the overweight in Energy.

Security Selection

The best absolute performers during the fiscal year were Ameriprise Financial (+77.0%), State Street, and Western Digital (+107.5%). The Fund’s Information Technology stocks provided the most significant contribution to performance returning +55.0% led by Western Digital and TE Connectivity. Ameriprise Financial and State Street were the leaders in Financials where the portfolio’s stocks as a whole outperformed their peers, +44.8% versus +32.0%, while Valero Energy (+57.6%), Sealed Air (+90.1%), and AES (+36.5%) starred in Energy, Materials, and Utilities, respectively. The worst absolute performers during the fiscal year were Cliffs Natural Resources (-17.3%), Abercrombie & Fitch (-22.7%), and Devon Energy (-7.8%). The main performance detraction occurred in Consumer Discretionary where the Fund holdings’ return of +24.4% could not keep pace with the group rise of +40.4%. Lagging performance from Lennar (-4.7%) and Gap (+5.3%), in addition to Abercrombie, held back the strong performance from Time Warner (+61.4%) and Dana Holdings (+50.7%). Security company ADT (+6.0%) and Textron (+14.5%) were largely responsible for the underperformance in Industrials where the portfolio’s holdings slightly trailed their peers +33.5% versus 35.8%. While ENSCO (+3.0%) detracted in Energy the Fund’s holdings as a whole outperformed aided by Valero.

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2013, the TCW Select Equities Fund (the “Fund”) posted a gain of 27.53% and 27.14% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 28.30% over the same period.

Fiscal 2013 began with a U.S. Presidential election, a looming fiscal cliff and questions as to whether the equity rally could sustain its momentum for another year. Earlier in the year, a deal was cut to avoid the fiscal cliff and the market shrugged off the automatic cuts to government agencies as the sequester hit on March 1, 2013. The unemployment rate in February dropped to 7.7%, a four year low, and U.S. household equity increased to its highest levels since 1Q08. The equity market rally was interrupted in June on concerns the Federal Reserve (“Fed”) might soon taper the pace of its $85 billion monthly asset purchase program only to continue its march higher thanks to improving economic data and news that the Fed would not taper in September. On October 1st, the U.S. government shut down for 16 days, marking the first federal government shutdown since 1996. Seventeen days later, a bipartisan deal was reached to fund the government through January 2014, and the equity market finished October at an all-time high. As we enter a new fiscal year, constructive economic data, reasonable equity valuations and continued assurances from global central banks that interest rates will remain accommodative for the time being underpin the market’s advance.

Net of expenses, the Fund modestly underperformed for the year as strong security selection results, particularly in the in the information technology and consumer discretionary sectors, were not able to offset the negative relative performance impact from sector allocation and the slight drag from our modest cash position during the fiscal year. Although stock selection in the information technology sector most positively contributed to performance for the year, our biggest stock detractor during the year came from the information technology sector: Apple, Inc. underperformed due to slowing growth, compressing margins and the failure to announce the next game-changing product. We no longer hold shares of Apple. Shares of Silver Wheaton Corporation underperformed as silver prices remained under pressure and it was announced its Pascua-Lama project was being suspended by a Chilean court. Shares of Intuitive Surgical, Inc. which we exited during the year, underperformed due to lower U.S. system sales and weaker than expected procedure growth in benign gynecologic procedures. Equinix, Inc. and Baidu, Inc. underperformed due to concerns about increasing competitive threats. We exited our Baidu position early in the fiscal year.

Our overweight in information technology and our underweight in consumer discretionary drove most of the negative sector allocation effect. Our most positive stock contributors for the fiscal year were in the information technology and consumer discretionary sectors, which led to positive attribution for the sectors and more than made up for the negative sector allocation effect. Starbucks Corporation was the single biggest contributor to relative performance as the company continued to execute on its many growth initiatives. LinkedIn Corporation, the beneficiary of multiple secular tailwinds including the growth in social networking, also performed well during the period. Other notable positions that positively contributed to relative performance for the fiscal year are the only three companies in the S&P 500 to have grown revenues organically greater than 20% for 14 straight quarters: Amazon.com, Priceline.com and Google.

TCW Select Equities Fund

Management Discussions (Continued)

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2013, the TCW Small Cap Growth Fund (the “Fund”) achieved a positive return of 33.32% and 32.85% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, returned 39.84% over the same period.

On an attribution basis, the Fund’s underperformance during the period was primarily a result of negative stock selection in the consumer discretionary and staples sectors and in information technology. Stock selection in health care and materials also detracted. Partially offsetting this was positive stock selection in energy, financials and industrials as well as a positive allocation effect in materials.

The Fund’s largest sector weighting at the end of the period was information technology followed by consumer discretionary. The Fund is overweight versus the Russell 2000 Growth Index in both sectors. Notable detractors in technology were names such as Mellanox Technologies in semiconductors, Palo Alto Networks in communications equipment, Fusion-io in computers and peripherals as well as software companies Fleetmatics and Imperva. Conversely, contributors in technology included Splunk in software, Cognex in electronic equipment and instruments and Cornerstone OnDemand in internet software and services. In consumer discretionary, specialty retailers Vitamin Shoppe and Stage Stores notably detracted while automobile infotainment company Harman International and specialty retailer Five Below were contributors in the sector. In consumer staples, a sector in which the Fund is overweight, names such as food products company Boulder Brands hurt results while beverage company Boston Beer and food products company Hain Celestial helped.

The Fund is underweight compared to the benchmark in health care. Detractors in our health care holdings included Merge Healthcare and HMS Holdings in health care technology, OncoMed Pharmaceuticals in biotechnology, Corcept Therapeutics in pharmaceuticals and Volcano Corporation in health care equipment. On the other hand, health care technology company athenahealth, medical device company DexCom, biotechnology company Celldex Therapeutics and life science tools and services company Illumina aided performance in health care. The Fund’s weightings are essentially in-line in industrials and energy and overweight in financials. In industrials, holdings such as DXP Enterprises in distribution, Chart Industries in machinery and HEICO Corporation in aerospace and defense were contributors while Ply Gem Holdings in building products was a detractor. A top contributor in energy was equipment and services name Lufkin Industries, which was acquired by General Electric in April for $3.3 billion. Carrizo Oil & Gas was a notable detractor in energy. In financials, contributors of note included MarketAxess in financial services and SVB Financial Group in commercial banks.

TCW Small Cap Growth Fund

Management Discussions (Continued)

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW SMID Cap Growth Fund

Management Discussions

For the year ended October 31, 2013, the TCW SMID Cap Growth Fund (the “Fund”) yielded a positive return of 39.77% and 39.63% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2500 Growth Index, returned 37.60% over the same period.

The Fund outperformed the benchmark for the one year period ending October 31, 2013. On an attribution basis, the Fund’s outperformance was primarily a result of positive stock selection in the consumer discretionary, energy and financials sectors. A positive allocation effect in materials and consumer staples also helped. Partially offsetting this was negative stock selection in consumer staples, health care and information technology.

The Fund’s largest sector weighting at the end of the period was information technology followed by consumer discretionary. The Fund is overweight versus the Russell 2500 Growth Index in technology and underweight in consumer discretionary. Top contributors in information technology included Splunk in software, Cognex in electronic equipment and instruments and LinkedIn in internet software and services. Conversely, detractors of note among our technology holdings were Mellanox Technologies in semiconductors, Rackspace Hosting in internet software and services, Palo Alto Networks in communications equipment and Fusion-io in computers and peripherals. In consumer discretionary, electric automaker Tesla Motors was a top contributor along with automobile infotainment company Harman International Industries, footwear and apparel company Under Armour and specialty retailer ULTA Salon, Cosmetics & Fragrance. Restaurant holdings BJ’s Restaurants and Arcos Dorados were notable detractors in the sector. In consumer staples, a sector in which the Fund is overweight, food products company Hain Celestial and warehouse retailer PriceSmart aided results.

The Fund is overweight compared to the benchmark in energy and underweight in financials. A top contributor in energy was equipment and services name Lufkin Industries, which was acquired by General Electric in April for $3.3 billion. On the other hand, Carrizo Oil & Gas was a detractor in energy. In financials, contributors of note were SVB Financial Group in commercial banks and Stifel Financial in capital markets. The Fund is underweight in health care and industrials. In health care, health care technology company athenahealth and life science tools and services company Illumina helped performance while health care equipment company Volcano Corporation and biotechnology companies Ariad Pharmaceuticals and Ironwood Pharmaceuticals hurt. B/E Aerospace in aerospace and defense was a contributor of note among our industrials holdings and metals and mining company Allegheny Technologies contributed in materials.

TCW SMID Cap Growth Fund

Management Discussions (Continued)

TCW SMID Cap Growth Fund - I Class

TCW SMID Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2013, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 33.30% and 32.90% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 33.45% over the same period.

Market Outlook

Despite the government shutdown in the first half of October, the Dow Jones and S&P 500 hit new nominal record highs. While Congress came to an agreement ending the shutdown, the estimated drag on 4Q:13 GDP is expected to be 25 to 50 basis points (bps). With a drop in consumer confidence (as represented by the Conference Board), tepid gains in employment, slowing gains in housing and autos, and the recent approximate 100 bps rise in the 10-Year Treasury yield, the continuation of current Federal Reserve (“Fed”) policies (with the Vice Chair the likely nominee) is considered likely with prognosticators believing tapering will not begin until March or April of 2014. The Fed has maintained its position that any tapering will be data dependent and that it will remain supportive until the job market improves, as long as inflation is contained. The U.S. economy, albeit muted, has entered a self-sustaining mode with GDP rising 1% to 3%. After a 2.5% reading in 2Q (revised upward from 1.7%), preliminary 3Q growth expanded at a surprising 2.8% pace due to rising exports and business inventories, increased home construction, and state and local government spending at the fastest pace in four years. Aiding the U.S. consumer are cheaper gasoline prices which have dropped over fifty cents from their February 2013 high to a national average of $3.28 at the end of October.

Sector Weightings

The best performing sectors in the Russell Midcap for the fiscal year ending October 31, 2013 were Health Care (+42.7%), Industrials (+41.6%), and Consumer Discretionary (+40.2%) while the bottom performers were Utilities (+16.6%), Materials (+24.0%), and Financials (+26.3%). The Fund benefited from the underweight in Utilities and overweight in Consumer Discretionary while losing value with the overweight in Materials and underweight in Health Care.

Security Selection

The best absolute performers during the fiscal year were Western Digital, GameStop, and Seagate Technology. The Fund’s Information Technology and Materials stocks provided the most significant contribution to performance. Western Digital and Seagate Technology led in Information Technology with the portfolio’s names returning +50.3% versus the group move of +34.8% while Worthington Industries (+91.4%) and Sealed Air (+90.1%) highlighted in Materials where stocks as a whole outperformed their peers +45.4% versus +24.0%. The portfolio also benefited from its Financials holdings which returned +31.4% versus +26.3% led by Genworth (+93.5%) and KeyCorp (+52.0%). The worst absolute performers during the fiscal year were Aeropostale (-35.6%), American Eagle Outfitters (-23.8%), and MBIA (-31.2%). The main detraction occurred in Consumer Discretionary where the Fund’s holdings’ return of +22.9% lagged the group rise of +40.2%. Teen retailers Aeropostale and American Eagle, and homebuilders Lennar (-4.7%) and Toll Brothers (-0.4%) were the biggest detractors from performance. Windstream (+1.4%) and ENSCO (+3.0%) were largely responsible for the loss in value in Telecommunication Services and Energy, respectively. The portfolio’s Consumer Staples names detracted returning +30.2% versus +39.0% largely due to Campbell Soup (+24.0), which did not keep pace with its peers.

TCW Value Opportunities Fund

Management Discussions (Continued)

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Concentrated Value Fund

Schedule of Investments	October 31, 2013

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.6% of Net Assets)
2,529	Honeywell International, Inc.	$219,340

	Airlines (2.0%)
6,456	Delta Air Lines, Inc. (1)	170,309

	Beverages (3.1%)
2,573	Anheuser-Busch InBev N.V. (Belgium) (ADR)	266,897

	Capital Markets (6.1%)
1,964	Goldman Sachs Group, Inc. (The)	315,929
2,696	T. Rowe Price Group, Inc.	208,698

	Total Capital Markets	524,627

	Chemicals (8.0%)
3,578	Ecolab, Inc.	379,268
1,856	Praxair, Inc.	231,462
826	Sigma-Aldrich Corp.	71,391

	Total Chemicals	682,121

	Commercial Banks (6.0%)
1,417	M&T Bank Corp.	159,455
8,364	Wells Fargo & Co.	357,059

	Total Commercial Banks	516,514

	Computers & Peripherals (5.1%)
495	Apple, Inc. (1)	258,563
2,584	Western Digital Corp. (1)	179,924

	Total Computers & Peripherals	438,487

	Diversified Financial Services (6.2%)
3,168	Citigroup, Inc.	154,535
7,295	JPMorgan Chase & Co.	375,984

	Total Diversified Financial Services	530,519

	Electrical Equipment (2.3%)
1,549	Roper Industries, Inc.	196,429

	Energy Equipment & Services (9.8%)
4,275	Halliburton Co.	226,703
3,419	National Oilwell Varco, Inc.	277,555
3,528	Schlumberger, Ltd.	330,644

	Total Energy Equipment & Services	834,902

	Food & Staples Retailing (4.3%)
5,845	CVS Caremark Corp.	363,910

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food Products (2.0%)
5,140	Mondelez International, Inc.	$172,910

	Health Care Providers & Services (1.9%)
1,021	McKesson Corp.	159,623

	Hotels, Restaurants & Leisure (1.7%)
1,526	McDonald’s Corp.	147,290

	Household Products (3.4%)
3,574	Procter & Gamble Co. (The)	288,601

	Industrial Conglomerates (3.8%)
4,469	Danaher Corp.	322,170

	Insurance (8.3%)
3,788	ACE, Ltd. (1)	361,527
2	Berkshire Hathaway, Inc. (1)	345,989

	Total Insurance	707,516

	Life Sciences Tools & Services (3.4%)
2,945	Thermo Fisher Scientific, Inc. (1)	287,962

	Machinery (2.9%)
3,572	IDEX Corp.	247,004

	Oil, Gas & Consumable Fuels (4.6%)
1,852	Exxon Mobil Corp.	165,976
2,345	Occidental Petroleum Corp.	225,308

	Total Oil, Gas & Consumable Fuels	391,284

	Pharmaceuticals (9.1%)
3,524	AbbVie, Inc.	170,738
2,731	Allergan, Inc.	247,456
3,896	Johnson & Johnson	360,808

	Total Pharmaceuticals	779,002

	Road & Rail (1.8%)
1,030	Union Pacific Corp.	155,942

	Textiles, Apparel & Luxury Goods (2.2%)
1,544	PVH Corp.	192,336

	Total Common Stock (Cost: $6,849,758) (100.6%)	8,595,695

See accompanying notes to financial statements.

TCW Concentrated Value Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Repurchase Agreement (Cost: $51,384) (0.6%)
$51,384	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $60,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $56,238) (Total Amount to be Received Upon Repurchase $51,384)	$51,384

	Total Investments (Cost: $6,901,142) (101.2%)	8,647,079
	Liabilities in Excess of Other Assets (-1.2%)	(98,437)

	Net Assets (100.0%)	$8,548,642

Notes to the Schedule of Investments:

ADR - American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	2.6%
Airlines	2.0
Beverages	3.1
Capital Markets	6.1
Chemicals	8.0
Commercial Banks	6.0
Computers & Peripherals	5.1
Diversified Financial Services	6.2
Electrical Equipment	2.3
Energy Equipment & Services	9.8
Food & Staples Retailing	4.3
Food Products	2.0
Health Care Providers & Services	1.9
Hotels, Restaurants & Leisure	1.7
Household Products	3.4
Industrial Conglomerates	3.8
Insurance	8.3
Life Sciences Tools & Services	3.4
Machinery	2.9
Oil, Gas & Consumable Fuels	4.6
Pharmaceuticals	9.1
Road & Rail	1.8
Textiles, Apparel & Luxury Goods	2.2
Short-Term Investments	0.6

Total	101.2%

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2013

Number of Shares	Investment Companies	Value

	Diversified U.S. Equity Funds (42.5% of Net Assets)
44,786	TCW Growth Equities Fund — I Class (1)(2)	$844,663
210,006	TCW Relative Value Large Cap Fund — I Class (1)	4,088,808
247,808	TCW Select Equities Fund — I Class (1)	6,155,547
33,004	TCW Value Opportunities Fund — I Class (1)	876,598

	Total Diversified U.S. Equity Funds	11,965,616

	Diversified U.S. Fixed Income Funds (51.0%)
905,210	Metropolitan West Low Duration Bond Fund — I Class (1)	7,965,847
631,818	TCW Total Return Bond Fund — I Class (1)	6,400,318

	Total Diversified U.S. Fixed Income Funds	14,366,165

	Exchange-Traded Funds (4.4%)
47,690	ProShares UltraShort Euro (2)	838,867
19,480	ProShares UltraShort MSCI Emerging Markets (2)	394,275

	Total Exchange-Traded Funds	1,233,142

	Money Market Investments (0.2%)
67,025	Fidelity Institutional Prime Money Market Portfolio — Institutional Class, 0.01% (3)	67,025

	Total Investment Companies (Cost: $24,898,171) (98.1%)	27,631,948

	Total Investments (Cost: $24,898,171) (98.1%)	27,631,948
	Excess of Other Assets over Liabilities (1.9%)	536,164

	Net Assets (100.0%)	$28,168,112

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.
(3)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Diversified U.S. Equity Funds	42.5%
Diversified U.S. Fixed Income Funds	51.0
Exchange-Traded Funds	4.4
Money Market Investments	0.2

Total	98.1%

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments	October 31, 2013

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.9% of Net Assets)
715,990	Textron, Inc.	$20,613,352

	Air Freight & Logistics (2.2%)
177,520	FedEx Corp.	23,255,120

	Beverages (2.2%)
277,800	PepsiCo, Inc.	23,360,202

	Capital Markets (6.5%)
319,495	Ameriprise Financial, Inc.	32,122,027
530,200	State Street Corp.	37,151,114

	Total Capital Markets	69,273,141

	Chemicals (2.0%)
343,220	Du Pont (E.I.) de Nemours & Co.	21,005,064

	Commercial Services & Supplies (2.9%)
239,600	ADT Corp. (The) (1)	10,391,452
573,000	Tyco International, Ltd.	20,943,150

	Total Commercial Services & Supplies	31,334,602

	Communications Equipment (2.4%)
1,131,085	Cisco Systems, Inc.	25,449,413

	Computers & Peripherals (2.6%)
562,775	Seagate Technology PLC (Netherlands)	27,395,887

	Consumer Finance (3.8%)
231,735	American Express Co.	18,955,923
827,835	SLM Corp.	21,002,174

	Total Consumer Finance	39,958,097

	Containers & Packaging (2.5%)
198,400	Avery Dennison Corp.	9,348,608
273,600	Packaging Corp. of America	17,039,808

	Total Containers & Packaging	26,388,416

	Diversified Financial Services (5.6%)
552,000	Citigroup, Inc.	26,926,560
631,294	JPMorgan Chase & Co.	32,536,893

	Total Diversified Financial Services	59,463,453

	Diversified Telecommunication Services (3.5%)
556,290	AT&T, Inc.	20,137,698
540,300	Deutsche Telekom AG (SP ADR) (Germany)	8,531,337
1,050,354	Windstream Holdings, Inc.	8,980,527

	Total Diversified Telecommunication Services	37,649,562

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Electric Utilities (1.8%)
402,900	American Electric Power Co., Inc.	$18,871,836

	Electronic Equipment, Instruments & Components (3.2%)
779,190	Corning, Inc.	13,316,357
395,400	TE Connectivity, Ltd.	20,359,146

	Total Electronic Equipment, Instruments & Components	33,675,503

	Energy Equipment & Services (5.5%)
336,000	Baker Hughes, Inc.	19,518,240
334,900	Ensco PLC (United Kingdom)	19,306,985
652,960	Nabors Industries, Ltd. (1)	11,413,741
167,400	Transocean, Ltd.	7,879,518

	Total Energy Equipment & Services	58,118,484

	Food Products (3.9%)
331,500	Campbell Soup Co.	14,111,955
170,410	Kraft Foods Group, Inc. (1)	9,266,896
551,950	Mondelez International, Inc.	18,567,598

	Total Food Products	41,946,449

	Health Care Equipment & Supplies (1.5%)
270,150	Medtronic, Inc.	15,506,610

	Health Care Providers & Services (0.4%)
69,500	Quest Diagnostics, Inc.	4,163,745

	Household Durables (1.1%)
320,771	Lennar Corp.	11,403,409

	Industrial Conglomerates (6.9%)
1,488,850	General Electric Co.	38,918,539
981,945	Koninklijke Philips Electronics N.V. (NYRS) (Netherlands)	34,770,672

	Total Industrial Conglomerates	73,689,211

	Insurance (5.3%)
330,700	Allstate Corp. (The)	17,546,942
231,540	MetLife, Inc.	10,954,157
323,300	Travelers Cos., Inc. (The)	27,900,790

	Total Insurance	56,401,889

	Life Sciences Tools & Services (1.0%)
109,600	Thermo Fisher Scientific, Inc.	10,716,688

	Machinery (1.2%)
192,597	Pentair, Ltd.	12,921,333

See accompanying notes to financial statements.

TCW Dividend Focused Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Media (5.6%)
530,450	Comcast Corp.	$25,238,811
832,100	Regal Entertainment Group	15,818,221
266,919	Time Warner, Inc.	18,348,012

	Total Media	59,405,044

	Oil, Gas & Consumable Fuels (3.9%)
243,460	Chevron Corp.	29,205,462
307,900	Valero Energy Corp.	12,676,243

	Total Oil, Gas & Consumable Fuels	41,881,705

	Personal Products (1.0%)
625,864	Avon Products, Inc.	10,952,620

	Pharmaceuticals (5.7%)
199,000	Johnson & Johnson	18,429,390
107,500	Merck & Co., Inc.	4,847,175
1,219,800	Pfizer, Inc.	37,423,464

	Total Pharmaceuticals	60,700,029

	REIT (1.2%)
598,900	Kimco Realty Corp.	12,864,372

	Semiconductors & Semiconductor Equipment (3.6%)
701,035	Intel Corp.	17,126,285
351,960	Maxim Integrated Products, Inc.	10,453,212
245,900	Microchip Technology, Inc.	10,563,864

	Total Semiconductors & Semiconductor Equipment	38,143,361

	Software (1.0%)
306,900	Microsoft Corp.	10,848,915

	Specialty Retail (3.6%)
449,000	Gap, Inc. (The)	16,608,510
281,314	Home Depot, Inc. (The)	21,911,547

	Total Specialty Retail	38,520,057

	Thrifts & Mortgage Finance (1.3%)
863,900	New York Community Bancorp, Inc.	14,003,819

	Total Common Stock (Cost: $785,290,631) (96.8%)	1,029,881,388

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Repurchase Agreement (Cost: $34,952,618) (3.3%)
$34,952,618	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $38,040,000 Federal National Mortgage Association, 2.08%, due 11/02/22, valued at $35,654,968) (Total Amount to be Received Upon Repurchase $34,952,618)	$34,952,618

	Total Investments (Cost: $820,243,249) (100.1%)	1,064,834,006
	Liabilities in Excess of Other Assets (-0.1%)	(1,172,973)

	Net Assets (100.0%)	$1,063,661,033

Notes to the Schedule of Investments:

NYRS - New	York Registry Shares.
REIT - Real	Estate Investment Trust.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	1.9%
Air Freight & Logistics	2.2
Beverages	2.2
Capital Markets	6.5
Chemicals	2.0
Commercial Services & Supplies	2.9
Communications Equipment	2.4
Computers & Peripherals	2.6
Consumer Finance	3.8
Containers & Packaging	2.5
Diversified Financial Services	5.6
Diversified Telecommunication Services	3.5
Electric Utilities	1.8
Electronic Equipment, Instruments & Components	3.2
Energy Equipment & Services	5.5
Food Products	3.9
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	0.4
Household Durables	1.1
Industrial Conglomerates	6.9
Insurance	5.3
Life Sciences Tools & Services	1.0
Machinery	1.2
Media	5.6
Oil, Gas & Consumable Fuels	3.9
Personal Products	1.0
Pharmaceuticals	5.7
REIT	1.2
Semiconductors & Semiconductor Equipment	3.6
Software	1.0
Specialty Retail	3.6
Thrifts & Mortgage Finance	1.3
Short-Term Investments	3.3

Total	100.1%

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments

	Principal Amount	Fixed Income Securities	Value

		Argentina (Cost: $228,580) (0.5% of Net Assets)
EUR	2,000,000	Argentine Republic Government International Bond, 0%, due 12/15/35 (1)	$227,423

		Brazil (5.3%)
	$200,000	Aralco Finance S.A., (144A), 10.125%, due 05/07/20 (2)	152,000
	200,000	Banco Nacional de Desenvolvimento Economico e Social, (144A), 5.75%, due 09/26/23 (2)	209,440
	200,000	Brazil Minas SPE via State of Minas Gerais, (144A), 5.333%, due 02/15/28 (2)	197,000
BRL	750,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/18	319,453
BRL	270,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/23	110,415
	$200,000	Brazilian Government International Bond, 4.25%, due 01/07/25 (3)	198,100
	200,000	Caixa Economica Federal, (144A), 4.5%, due 10/03/18 (2)	203,200
	200,000	Gerdau Trade, Inc., (Reg. S), 4.75%, due 04/15/23 (4)	188,500
	200,000	Odebrecht Offshore Drilling Finance, Ltd., (144A), 6.75%, due 10/01/22 (2)	209,000
	200,000	QGOG Constellation S.A., (144A), 6.25%, due 11/09/19 (2)	194,000
	191,600	Schahin II Finance Co. SPV, Ltd., (144A), 5.875%, due 09/25/23 (2)	187,289

		Total Brazil (Cost: $2,194,808)	2,168,397

		Chile (Cost: $208,159) (0.5%)
	200,000	GeoPark Latin America, Ltd. Agencia en Chile, (144A), 7.5%, due 02/11/20 (2)	207,500

		China (Cost: $200,000) (0.5%)
	200,000	Country Garden Holdings Co., Ltd., (144A), 7.25%, due 04/04/21 (2)	200,760

		Colombia (1.4%)
COP	296,000,000	Empresa de Telecomunicaciones de Bogota, (144A), 7%, due 01/17/23 (2)	137,087
	$280,000	Grupo Aval, Ltd., (144A), 4.75%, due 09/26/22 (2)	265,300
	168,000	Pacific Rubiales Energy Corp., (144A), 5.125%, due 03/28/23 (2)	162,540

		Total Colombia (Cost: $576,073)	564,927

		Costa Rica (Cost: $198,662) (0.5%)
	200,000	Banco Nacional de Costa Rica, (144A), 4.875%, due 11/01/18 (2)(3)	200,000

		Dominican Republic (Cost: $203,997) (0.5%)
	200,000	Dominican Republic International Bond, (144A), 6.6%, due 01/28/24 (2)	208,000

		El Salvador (Cost: $189,221) (0.5%)
	200,000	MMG S.A. (AES El Salvador Trust II), (144A), 6.75%, due 03/28/23 (2)	193,000

		Guatemala (Cost: $171,235) (0.4%)
	180,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (2)	169,200

		Hungary (Cost: $136,396) (0.3%)
	140,000	Hungary Government International Bond, 4.125%, due 02/19/18 (5)	142,100

		India (1.2%)
	280,000	ICICI Bank, Ltd., (Reg. S), 6.375%, due 04/30/22 (1)(4)	268,800
	200,000	Vedanta Resources PLC, (144A), 8.25%, due 06/07/21 (2)	207,500

		Total India (Cost: $473,771)	476,300

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2013

	Principal Amount	Fixed Income Securities	Value

		Indonesia (1.2%)
	$280,000	Pertamina Persero PT, (144A), 4.3%, due 05/20/23 (2)	$256,900
	200,000	Perusahaan Penerbit SBSN, (144A), 6.125%, due 03/15/19 (2)	217,000

		Total Indonesia (Cost: $459,533)	473,900

		Iraq (Cost: $208,033) (0.5%)
	250,000	Republic of Iraq, (Reg. S), 5.8%, due 01/15/28 (4)	219,375

		Israel (Cost: $207,109) (0.5%)
	200,000	Israel Electric Corp., Ltd., (144A), 5.625%, due 06/21/18 (2)(5)	211,250

		Kazakhstan (Cost: $259,875) (0.6%)
	280,000	KazMunayGas National Co. JSC, (144A), 4.4%, due 04/30/23 (2)	267,750

		Mexico (4.4%)
	168,000	BBVA Bancomer S.A., (144A), 6.75%, due 09/30/22 (2)	182,700
	300,000	Cemex S.A.B. de C.V., (144A), 4.999%, due 10/15/18 (1)(2)	310,875
	200,000	Cemex S.A.B. de C.V., (144A), 6.5%, due 12/10/19 (2)	204,500
	200,000	Comision Federal de Electricidad, (144A), 4.875%, due 01/15/24 (2)	203,250
	200,000	Corp GEO S.A.B. de C.V., (144A), 8.875%, due 03/27/22 (2)(6)	32,000
MXN	2,780,000	Mexican BONOS Government Bond, 6.5%, due 06/09/22	221,670
	$200,000	Offshore Drilling Holding S.A., (144A), 8.375%, due 09/20/20 (2)	213,500
	200,000	Petroleos Mexicanos, 3.5%, due 07/18/18 (5)	205,550
	200,000	Petroleos Mexicanos, 4.875%, due 01/24/22 (5)	209,050

		Total Mexico (Cost: $1,818,051)	1,783,095

		Panama (Cost: $198,020) (0.5%)
	200,000	Global Bank Corp., (144A), 4.75%, due 10/05/17 (2)	202,500

		Paraguay (Cost: $159,799) (0.4%)
	150,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (2)	160,688

		Peru (Cost: $258,172) (0.6%)
	280,000	Cia Minera Milpo S.A.A., (144A), 4.625%, due 03/28/23 (2)	261,100

		Russia (2.8%)
	200,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.5%, due 09/26/19 (2)	215,250
RUB	7,000,000	Russian Federal Bond — OFZ, 7.05%, due 01/19/28 (5)	210,519
RUB	4,869,000	Russian Federal Bond — OFZ, 7.35%, due 01/20/16 (5)	155,474
	$280,000	Sberbank of Russia via SB Capital S.A., (144A), 5.25%, due 05/23/23 (2)	263,410
	280,000	VTB Bank OJSC via VTB Eurasia, Ltd., (144A), 9.5%, due 12/31/49 (1)(2)(7)	306,964

		Total Russia (Cost: $1,121,725)	1,151,617

		Serbia (Cost: $189,266) (0.5%)
	200,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (4)	191,250

		Slovenia (Cost: $186,364) (0.5%)
	200,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (2)	192,000

		South Africa (Cost: $201,932) (0.5%)
	200,000	Myriad International Holdings BV, (144A), 6%, due 07/18/20 (2)	217,000

		Spain (Cost: $191,818) (0.5%)
	200,000	BC Luxco 1 S.A., (144A), 7.375%, due 01/29/20 (2)	193,000

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Principal Amount	Fixed Income Securities	Value

		Sri Lanka (Cost: $200,000) (0.5%)
	$200,000	National Savings Bank, (144A), 8.875%, due 09/18/18 (2)	$212,500

		Tanzania (Cost: $201,919) (0.5%)
	200,000	Tanzania Government International Bond, (Reg. S), 6.392%, due 03/09/20 (1)(4)	210,000

		Turkey (1.4%)
	200,000	Anadolu Efes Biracilik Ve Malt Sanayii A.S., (Reg. S), 3.375%, due 11/01/22 (4)	173,000
	200,000	Hazine Mustesarligi Varlik Kiralama A.S., (144A), 4.557%, due 10/10/18 (2)	204,940
	200,000	Turkiye Is Bankasi, (144A), 6%, due 10/24/22 (2)	193,600

		Total Turkey (Cost: $570,002)	571,540

		United Arab Emirates (Cost: $187,158) (0.5%)
	180,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37 (4)(5)	190,125

		Uruguay (Cost: $191,147) (0.4%)
UYU	3,281,017	Uruguay Government International Bond, 4.375%, due 12/15/28 (5)	167,680

		Venezuela (0.9%)
	$200,000	Petroleos de Venezuela S.A., 4.9%, due 10/28/14 (5)	188,500
	100,000	Petroleos de Venezuela S.A., (Reg. S), 8.5%, due 11/02/17 (4)	90,000
	100,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19 (4)(5)	82,500

		Total Venezuela (Cost: $364,518)	361,000

		Total Fixed Income Securities (Cost: $11,955,343) (29.3%)	11,994,977

	Number of Shares	Preferred Stock
		Brazil (2.1%)
	31,300	Itau Unibanco Holding S.A., 4.07% (ADR)	482,333
	25,365	Banco Bradesco S.A., 3.5%	365,432

		Total Brazil (Cost: $737,528)	847,765

		Russia (Cost: $134,470) (0.4%)
	63,072	Sberbank of Russia, 4.56%	163,506

		Total Preferred Stock (Cost: $871,998) (2.5%)	1,011,271

		Common Stock
		Argentina (Cost: $49,654) (0.1%)
	2,500	YPF S.A. (SP ADR)	52,125

		Brazil (0.7%)
	9,000	CCR S.A.	74,846
	24,020	JSL S.A.	164,119
	4,734	Tegma Gestao Logistica	47,034

		Total Brazil (Cost: $282,272)	285,999

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Chile (Cost: $451,209) (1.1%)
45,042	SACI Falabella	$448,266

	China (14.8%)
400	58.Com, Inc.	9,648
102,900	AIA Group, Ltd.	522,509
1,890	Baidu, Inc. (SP ADR)(8)	304,101
61,176	Biostime International Holdings, Ltd.	469,793
374,047	China Construction Bank Corp. — Class H	291,019
93,000	China Everbright International, Ltd.	92,951
248,000	China Longyuan Power Group, Corp.	285,009
41,743	China Overseas Land & Investment, Ltd.	129,093
75,500	China Railway Construction Corp., Ltd. — Class H	82,615
99,000	CIMC Enric Holdings, Ltd.	139,413
900	Ctrip.com International, Ltd. (ADR) (8)	48,825
38,585	Galaxy Entertainment Group, Ltd. (8)	288,032
1,379,800	GCL-Poly Energy Holdings, Ltd. (8)	421,572
127,600	Haier Electronics Group Co., Ltd.	272,047
13,600	Hollysys Automation Technologies, Ltd. (8)	228,072
281,000	Industrial & Commercial Bank of China, Ltd. — Class H	196,626
13,025	Melco Crown Entertainment, Ltd. (ADR) (8)	431,909
4,900	New Oriental Education & Technology Group (SP ADR) (8)	128,429
46,070	Sands China, Ltd.	328,751
382,900	Sihuan Pharmaceutical Holdings Group, Ltd.	285,298
96,000	Sinopec Engineering Group Co., Ltd. — Class H (8)	140,583
13,595	Tencent Holdings, Ltd.	741,691
8,625	Youku.com, Inc. (ADR) (8)	234,945

	Total China (Cost: $5,335,807)	6,072,931

	Cyprus (Cost: $213,614) (0.6%)
5,640	Eurasia Drilling Co., Ltd. (GDR)	238,689

	Czech Republic (Cost: $115,922) (0.3%)
550	Komercni Banka A.S.	136,239

	India (3.0%)
3,325	Cognizant Technology Solutions Corp. (8)	289,042
22,340	HDFC Bank, Ltd. (ADR)	809,825
4,550	Reliance Industries Ltd. (144A) (GDR)(2)	135,625

	Total India (Cost: $1,121,240)	1,234,492

	Indonesia (2.7%)
222,000	Bank Central Asia Tbk PT	205,685
309,000	Bank Mandiri Persero Tbk PT	235,952
153,500	Bank Rakyat Indonesia Persero Tbk PT	107,730
2,328,000	Kalbe Farma Tbk PT	268,030
1,301,300	Telekomunikasi Indonesia Persero Tbk PT	270,684

	Total Indonesia (Cost: $1,150,794)	1,088,081

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Iraq (Cost: $246,891) (0.6%)
16,584	Genel Energy PLC (8)	$252,789

	Jordan (Cost: $67,232) (0.2%)
4,625	Hikma Pharmaceuticals PLC	88,976

	Kenya (Cost: $201,049) (0.5%)
1,900,000	Safari.com, Ltd.	212,595

	Mexico (0.8%)
6,020	America Movil S.A.B. de C.V. — Series L (ADR)	128,888
19,400	Cemex S.A.B. de C.V. (SP ADR) (8)	205,252

	Total Mexico (Cost: $321,983)	334,140

	Panama (Cost: $157,344) (0.5%)
1,200	Copa Holdings S.A.	179,448

	Peru (Cost: $268,716) (0.7%)
2,100	Credicorp, Ltd.	286,860

	Philippines (1.5%)
393,989	Ayala Land, Inc.	268,216
46,000	Metropolitan Bank & Trust	94,845
11,760	SM Investments Corp.	232,967

	Total Philippines (Cost: $566,716)	596,028

	Poland (2.4%)
7,670	Bank Pekao S.A.	480,234
38,100	Powszechna Kasa Oszczednosci Bank Polski S.A.	504,709

	Total Poland (Cost: $890,133)	984,943

	Russia (6.4%)
40,260	Gazprom OAO (SP ADR)	376,326
1,311	Magnit OJSC	352,977
6,080	Mail.ru Group, Ltd. (Reg. S) (GDR)	224,230
7,500	MegaFon OAO (GDR)	272,102
25,012	Mobile Telesystems OJSC	264,975
4,950	QIWI PLC (SP ADR)	200,376
17,915	Sberbank of Russia (SP ADR)	228,459
1,770	TCS Group Holding PLC (144A) (2)(8)	30,347
9,280	TCS Group Holding PLC (Reg. S) (8)	159,616
13,275	Yandex N.V. (8)	489,317

	Total Russia (Cost: $2,351,045)	2,598,725

	Saudi Arabia (2.3%)
7,670	Fawaz Abdulaziz Alhokair	252,036
2,388	Herfy Food Services Co.	71,053
29,985	Samba Financial Group	396,937
3,300	Saudi Airlines Catering Co.	114,236
6,840	Yanbu National Petrochemical	117,834

	Total Saudi Arabia (Cost: $997,883)	952,096

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2013

Number of Shares	Common Stock	Value

	South Africa (2.7%)
11,650	Foschini Group, Ltd. (The) (3)	$134,209
20,280	MTN Group, Ltd.	403,109
2,870	Naspers, Ltd. — N Shares (8)	268,643
7,399	Shoprite Holdings, Ltd. (3)	135,495
11,074	Standard Bank Group, Ltd.	140,884

	Total South Africa (Cost: $1,049,170)	1,082,340

	South Korea (11.6%)
4,780	Hankook Tire Co., Ltd.	280,416
850	Hyundai Mipo Dockyard	135,286
1,860	Hyundai Mobis	524,669
1,500	Hyundai Motor Co.	357,366
18,380	KB Financial Group, Inc.	723,868
5,470	Kia Motors Corp.	317,813
500	LG Chem, Ltd.	141,041
183	NHN, Corp.	102,694
860	Samsung Electronics Co., Ltd.	1,185,990
1,900	Samsung Techwin Co., Ltd.	103,560
15,730	Shinhan Financial Group Co., Ltd.	685,885
7,000	SK Telecom Co., Ltd. (ADR)	171,360

	Total South Korea (Cost: $4,231,187)	4,729,948

	Taiwan (5.3%)
10,300	Advantech Co., Ltd.	66,019
325,877	Cathay Financial Holding Co., Ltd.	492,322
37,512	Eclat Textile Co., Ltd.	412,537
20,500	Himax Technologies, Inc. (ADR)	198,645
43,450	Hon Hai Precision Industry Co., Ltd.	110,463
3,330	St Shine Optical Co., Ltd. (8)	98,076
216,000	Taiwan Semiconductor Manufacturing Co., Ltd.	796,082

	Total Taiwan (Cost: $1,936,042)	2,174,144

	Thailand (1.4%)
40,173	Advanced Info Service PCL (NVDR)	328,965
106,935	Bank of Ayudhya PCL (NVDR)	131,580
20,400	Kasikornbank PCL (NVDR)	124,963

	Total Thailand (Cost: $608,169)	585,508

	Turkey (1.5%)
61,650	Turk Hava Yollari	240,385
58,400	Turkiye Garanti Bankasi A.S.	234,174
5,250	Turkiye Halk Bankasi A.S.	42,185
38,300	Turkiye Is Bankasi	104,631

	Total Turkey (Cost: $659,269)	621,375

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

	Number of Shares	Common Stock	Value

		United States (0.9%)
	2,805	Freeport-McMoRan Copper & Gold, Inc.	$103,112
	4,150	IPG Photonics Corp.	275,020

		Total United States (Cost: $361,146)	378,132

		Total Common Stocks (Cost: $23,634,487) (62.6%)	25,614,869

		Exchange-Traded Funds
		India (Cost: $257,742) (0.7%)
	11,100	iShares MSCI India ETF	270,174

		South Korea (Cost: $256,267) (0.6%)
	4,100	iShares MSCI South Korea Capped ETF	262,031

		Taiwan (Cost: $131,621) (0.3%)
	9,775	iShares MSCI Taiwan ETF	141,835

		Total Exchange-Traded Funds (Cost: $645,630) (1.6%)	674,040

	Principal Amount	Short-Term Investments
		Foreign Government Bond (Cost: $149,034) (0.4%)
		Nigeria
NGN	25,000,000	Nigeria Treasury Bill, 0%, due 04/24/14	148,500

		Repurchase Agreement (Cost: $2,313,309) (5.6%)
	$2,313,309	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $2,560,000 Federal Home Loan Corp., 1.96%, due 11/07/22 valued at $2,361,684) (Total Amount to be Received Upon Repurchase $2,313,309)	2,313,309

		Total Short-Term Investments (Cost: $2,462,343) (6.0%)	2,461,809

		Total Investments (Cost: $39,569,801) (102.0%)	41,756,966
		Liabilities in Excess of Other Assets (-2.0%)	(822,690)

		Total Net Assets (100.0%)	$40,934,276

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2013

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
BUY (9)
JPMorgan Chase Bank	ZAR	6,045,300	03/18/14	$582,090	$590,023	$7,933

SELL (10)
Bank of America	BRL	685,500	03/24/14	300,000	296,158	3,842
JPMorgan Chase Bank	BRL	690,900	03/24/14	300,000	298,491	1,509
JPMorgan Chase Bank	JPY	19,560,000	04/30/14	200,000	199,173	827
JPMorgan Chase Bank	ZAR	6,045,300	03/18/14	600,000	590,023	9,977

				$1,400,000	$1,383,845	$16,155

Notes to the Schedule of Investments:

BRL -	Brazilian Real.
COP -	Colombian Peso.
EUR -	Euro Currency.
JPY -	Japanese Yen.
MXN -	Mexican Peso.
NGN -	Nigeria Naira.
RUB -	Russian Ruble.
UYU -	Uruguayan Peso.
ZAR -	South African Rand.
ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR -	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
NVDR -	Non-Voting Depositary Receipt.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlie the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $8,191,465 or 20.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(4)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2013, the value of these securities amounted to $1,613,550 or 3.9% of net assets.
(5)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Perpetual Maturity.
(8)	Non-income producing security.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace/Defense	0.3%
Airlines	1.1
Apparel	1.0
Auto Manufacturers	1.7
Auto Parts & Equipment	2.0
Banks	21.0
Beverages	0.4
Building Materials	1.9
Chemicals	0.6
Commercial Services	1.5
Computers	0.9
Diversified Financial Services	3.9
Electric	1.5
Electronics	0.3
Energy-Alternate Sources	1.7
Engineering & Construction	0.7
Environmental Control	0.2
Exchange-Traded Fund	1.6
Food	1.8
Food Service	0.3
Foreign Government Bonds	8.5
Governments Regional/Local	0.5
Healthcare-Products	0.2
Home Furnishings	0.7
Household Products/Wares	1.2
Insurance	2.5
Internet	5.6
Investment Companies	0.7
Iron & Steel	0.4
Lodging	2.6
Machinery-Diversified	0.6
Media	1.2
Mining	1.3
Oil & Gas	6.7
Oil & Gas Services	1.2
Pharmaceuticals	1.5
Real Estate	2.1
Retail	2.0
Semiconductors	5.3
Shipbuilding	0.3
Telecommunications	6.0
Transportation	0.5
Short-Term Investments	6.0

Total	102.0%

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country	October 31, 2013

Country	Percentage of Net Assets
Argentina	0.6%
Brazil	8.1
Chile	1.6
China	15.3
Colombia	1.4
Costa Rica	0.5
Cyprus	0.6
Czech Republic	0.3
Dominican Republic	0.5
El Salvador	0.5
Guatemala	0.4
Hungary	0.3
India	4.9
Indonesia	3.9
Iraq	1.1
Israel	0.5
Jordan	0.2
Kazakhstan	0.6
Kenya	0.5
Mexico	5.2
Nigeria	0.4
Panama	1.0
Paraguay	0.4
Peru	1.3
Philippines	1.5
Poland	2.4
Russia	9.6
Saudi Arabia	2.3
Serbia	0.5
Slovenia	0.5
South Africa	3.2
South Korea	12.2
Spain	0.5
Sri Lanka	0.5
Taiwan	5.6
Tanzania, United Republic Of	0.5
Thailand	1.4
Turkey	2.9
United Arab Emirates	0.5
United States	6.5
Uruguay	0.4
Venezuela	0.9

Total	102.0%

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value
	Aerospace & Defense (2.6% of Net Assets)
203	BE Aerospace, Inc. (1)	$16,475
173	HEICO Corp.	9,243
160	Precision Castparts Corp.	40,552

	Total Aerospace & Defense	66,270

	Auto Components (1.2%)
302	BorgWarner, Inc. (1)	31,145

	Beverages (1.2%)
389	Beam, Inc.	26,180
13	Boston Beer Co., Inc. (1)	2,984

	Total Beverages	29,164

	Biotechnology (2.8%)
440	BioMarin Pharmaceutical, Inc. (1)	27,641
188	Celgene Corp. (1)	27,916
131	Cepheid, Inc. (1)	5,334
650	Ironwood Pharmaceuticals, Inc. (1)	6,246
73	Theravance, Inc. (1)	2,675

	Total Biotechnology	69,812

	Capital Markets (2.6%)
815	Charles Schwab Corp. (The)	18,460
246	Stifel Financial Corp. (1)	10,074
470	T. Rowe Price Group, Inc.	36,382

	Total Capital Markets	64,916

	Chemicals (2.2%)
451	Praxair, Inc.	56,244

	Commercial Banks (0.3%)
91	SVB Financial Group (1)	8,716

	Communications Equipment (4.1%)
492	Aruba Networks, Inc. (1)	9,230
143	Palo Alto Networks, Inc. (1)	6,029
1,267	QUALCOMM, Inc.	88,018

	Total Communications Equipment	103,277

	Computers & Peripherals (0.9%)
43	Apple, Inc. (1)	22,461

	Diversified Consumer Services (0.4%)
163	MarketAxess Holdings, Inc.	10,633

	Electrical Equipment (1.1%)
212	Roper Industries, Inc.	26,884

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value
	Electronic Equipment, Instruments & Components (1.1%)
378	Cognex Corp.	$11,813
109	FEI Co.	9,710
109	IPG Photonics Corp. (1)	7,223

	Total Electronic Equipment, Instruments & Components	28,746

	Energy Equipment & Services (6.4%)
37	Core Laboratories N.V. (Netherlands)	6,927
181	Dril-Quip, Inc. (1)	21,253
128	Forum Energy Technologies, Inc. (1)	3,745
219	Frank’s International N.V. (Netherlands) (1)	6,699
666	Halliburton Co.	35,318
211	National Oilwell Varco, Inc.	17,129
394	Oceaneering International, Inc.	33,837
377	Schlumberger, Ltd.	35,333

	Total Energy Equipment & Services	160,241

	Food & Staples Retailing (4.4%)
526	Costco Wholesale Corp.	62,068
422	CVS Caremark Corp.	26,274
116	Pricesmart, Inc.	13,200
147	United Natural Foods, Inc. (1)	10,503

	Total Food & Staples Retailing	112,045

	Food Products (2.4%)
152	Hain Celestial Group, Inc. (The) (1)	12,651
237	Mead Johnson Nutrition Co.	19,353
881	Mondelez International, Inc.	29,637

	Total Food Products	61,641

	Health Care Equipment & Supplies (0.7%)
525	Endologix, Inc. (1)	9,487
24	Intuitive Surgical, Inc. (1)	8,916

	Total Health Care Equipment & Supplies	18,403

	Health Care Providers & Services (0.8%)
276	Health Net, Inc. (1)	8,390
343	HMS Holdings Corp. (1)	7,248
180	Premier, Inc. (1)	5,546

	Total Health Care Providers & Services	21,184

	Health Care Technology (4.6%)
297	athenahealth, Inc. (1)	39,652
1,383	Cerner Corp. (1)	77,490

	Total Health Care Technology	117,142

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Hotels, Restaurants & Leisure (2.5%)
940	Arcos Dorados Holdings, Inc.	$11,318
527	Starbucks Corp.	42,713
129	Starwood Hotels & Resorts Worldwide, Inc.	9,497

	Total Hotels, Restaurants & Leisure	63,528

	Household Durables (0.4%)
126	Harman International Industries, Inc. (1)	10,209

	Insurance (2.8%)
752	ACE, Ltd.	71,771

	Internet & Catalog Retail (3.5%)
149	Amazon.com, Inc. (1)	54,240
32	Priceline.com, Inc. (1)	33,723

	Total Internet & Catalog Retail	87,963

	Internet Software & Services (6.2%)
473	Cornerstone OnDemand, Inc. (1)	22,406
204	Envestnet, Inc. (1)	7,405
288	Equinix, Inc. (1)	46,506
51	Google, Inc. (1)	52,560
125	LinkedIn Corp. (1)	27,959

	Total Internet Software & Services	156,836

	IT Services (1.6%)
207	Visa, Inc.	40,711

	Leisure Equipment & Products (0.4%)
73	Polaris Industries, Inc.	9,559

	Life Sciences Tools & Services (0.3%)
68	Illumina, Inc. (1)	6,359

	Machinery (2.1%)
143	AGCO Corp. (1)	8,348
85	Chart Industries, Inc. (1)	9,135
118	Graco, Inc.	9,117
107	WABCO Holdings, Inc. (1)	9,168
142	Wabtec Corp.	9,257
196	Woodward, Inc.	7,857

	Total Machinery	52,882

	Media (0.4%)
142	AMC Networks, Inc. (1)	9,953

	Metals & Mining (1.2%)
406	Allegheny Technologies, Inc.	13,438

See accompanying notes to financial statements.

TCW Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value
	Metals & Mining (Continued)
683	Silver Wheaton Corp.	$15,484

	Total Metals & Mining	28,922

	Oil, Gas & Consumable Fuels (0.1%)
51	Gulfport Energy Corp. (1)	2,993

	Personal Products (1.2%)
429	Estee Lauder Cos., Inc. (The)	30,442

	Pharmaceuticals (2.2%)
601	Allergan, Inc.	54,457

	Professional Services (1.2%)
447	Verisk Analytics, Inc. (1)	30,628

	REIT (1.7%)
546	American Tower Corp.	43,325

	Road & Rail (3.3%)
505	J.B. Hunt Transport Services, Inc.	37,890
82	Kansas City Southern (1)	9,965
226	Union Pacific Corp.	34,216

	Total Road & Rail	82,071

	Semiconductors & Semiconductor Equipment (3.6%)
802	ARM Holdings PLC (SP ADR) (United Kingdom)	37,846
740	Avago Technologies, Ltd. (1)	33,618
288	Mellanox Technologies, Ltd. (1)	10,449
589	NVIDIA Corp.	8,941

	Total Semiconductors & Semiconductor Equipment	90,854

	Software (10.3%)
165	ANSYS, Inc. (1)	14,429
132	MicroStrategy, Inc. (1)	16,103
86	NetSuite, Inc. (1)	8,676
1,678	Salesforce.com, Inc. (1)	89,538
674	ServiceNow, Inc. (1)	36,807
658	Splunk, Inc. (1)	41,263
113	Tyler Technologies, Inc. (1)	10,928
41	Ultimate Software Group, Inc. (The) (1)	6,334
268	VMware, Inc. (1)	21,783
185	Workday, Inc. (1)	13,851

	Total Software	259,712

	Specialty Retail (2.1%)
166	CarMax, Inc. (1)	7,800
140	DSW, Inc.	12,274

See accompanying notes to financial statements.

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value
	Specialty Retail (Continued)
325	Tiffany & Co.	$25,730
56	Ulta Salon, Cosmetics & Fragrance, Inc. (1)	7,216

	Total Specialty Retail	53,020

	Textiles, Apparel & Luxury Goods (3.8%)
481	Fifth & Pacific Cos., Inc. (1)	12,742
423	Michael Kors Holdings, Ltd. (1)	32,550
262	PVH Corp.	32,637
207	Under Armour, Inc. (1)	16,798

	Total Textiles, Apparel & Luxury Goods	94,727

	Trading Companies & Distributors (2.6%)
1,147	Fastenal Co.	57,120
94	MSC Industrial Direct Co., Inc.	7,179

	Total Trading Companies & Distributors	64,299

	Total Common Stock (Cost: $1,810,814) (93.3%)	2,354,145

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $191,295) (7.6%)
$191,295	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $210,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $196,833) (Total Amount to be Received Upon Repurchase $191,295)	191,295

	Total Investments (Cost: $2,002,109) (100.9%)	2,545,440
	Liabilities in Excess of Other Assets (-0.9%)	(23,049)

	Net Assets (100.0%)	$2,522,391

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	2.6%
Auto Components	1.2
Beverages	1.2
Biotechnology	2.8
Capital Markets	2.6
Chemicals	2.2
Commercial Banks	0.3
Communications Equipment	4.1
Computers & Peripherals	0.9
Diversified Consumer Services	0.4
Electrical Equipment	1.1
Electronic Equipment, Instruments & Components	1.1
Energy Equipment & Services	6.4
Food & Staples Retailing	4.4
Food Products	2.4
Health Care Equipment & Supplies	0.7
Health Care Providers & Services	0.8
Health Care Technology	4.6
Hotels, Restaurants & Leisure	2.5
Household Durables	0.4
Insurance	2.8
Internet & Catalog Retail	3.5
Internet Software & Services	6.2
IT Services	1.6
Leisure Equipment & Products	0.4
Life Sciences Tools & Services	0.3
Machinery	2.1
Media	0.4
Metals & Mining	1.2
Oil, Gas & Consumable Fuels	0.1
Personal Products	1.2
Pharmaceuticals	2.2
Professional Services	1.2
REIT	1.7
Road & Rail	3.3
Semiconductors & Semiconductor Equipment	3.6
Software	10.3
Specialty Retail	2.1
Textiles, Apparel & Luxury Goods	3.8
Trading Companies & Distributors	2.6
Short-Term Investments	7.6

Total	100.9%

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.7% of Net Assets)
10,100	BE Aerospace, Inc. (1)	$819,716

	Auto Components (1.7%)
4,872	BorgWarner, Inc.	502,449

	Beverages (2.5%)
623	Boston Beer Co., Inc. (1)	143,035
10,700	Monster Beverage Corp. (1)	612,361

	Total Beverages	755,396

	Biotechnology (2.1%)
6,000	BioMarin Pharmaceutical, Inc. (1)	376,920
25,800	Ironwood Pharmaceuticals, Inc. (1)	247,938

	Total Biotechnology	624,858

	Capital Markets (2.3%)
8,800	T. Rowe Price Group, Inc.	681,208

	Communications Equipment (3.0%)
7,136	Palo Alto Networks, Inc. (1)	300,854
8,987	ViaSat, Inc. (1)	594,220

	Total Communications Equipment	895,074

	Diversified Consumer Services (1.8%)
8,100	MarketAxess Holdings, Inc.	528,363

	Electrical Equipment (2.5%)
6,707	AMETEK, Inc.	320,796
4,024	Rockwell Automation, Inc.	444,290

	Total Electrical Equipment	765,086

	Electronic Equipment, Instruments & Components (1.6%)
5,510	FEI Co.	490,831

	Energy Equipment & Services (6.5%)
3,459	Core Laboratories N.V. (Netherlands)	647,594
4,411	Dril-Quip, Inc. (1)	517,940
10,965	Frank’s International N.V. (Netherlands) (1)	335,419
5,435	Oceaneering International, Inc.	466,758

	Total Energy Equipment & Services	1,967,711

	Food & Staples Retailing (3.2%)
5,300	Fresh Market, Inc. (The) (1)	269,823
6,066	Pricesmart, Inc.	690,250

	Total Food & Staples Retailing	960,073

See accompanying notes to financial statements.

TCW Growth Equities Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Food Products (2.6%)
9,500	Hain Celestial Group, Inc. (The) (1)	$790,685

	Health Care Equipment & Supplies (2.8%)
2,300	Intuitive Surgical, Inc. (1)	854,450

	Health Care Providers & Services (0.9%)
8,909	Premier, Inc. (1)	274,486

	Health Care Technology (5.1%)
6,371	athenahealth, Inc. (1)	850,592
12,100	Cerner Corp. (1)	677,963

	Total Health Care Technology	1,528,555

	Hotels, Restaurants & Leisure (3.6%)
46,949	Arcos Dorados Holdings, Inc.	565,266
3,200	Wynn Resorts, Ltd. (1)	532,000

	Total Hotels, Restaurants & Leisure	1,097,266

	Insurance (2.0%)
6,422	ACE, Ltd. (1)	612,916

	Internet Software & Services (1.7%)
2,329	LinkedIn Corp. (1)	520,927

	Leisure Equipment & Products (2.1%)
4,872	Polaris Industries, Inc.	637,988

	Life Sciences Tools & Services (1.2%)
3,900	Illumina, Inc. (1)	364,689

	Machinery (9.8%)
7,446	AGCO Corp.	434,697
4,482	Cummins, Inc.	569,304
5,931	Graco, Inc.	458,229
5,900	Nordson Corp.	425,331
7,096	WABCO Holdings, Inc. (1)	607,985
7,377	Wabtec Corp.	480,907

	Total Machinery	2,976,453

	Media (1.9%)
6,500	Discovery Communications, Inc. (1)	577,980

	Metals & Mining (2.2%)
20,299	Allegheny Technologies, Inc.	671,897

	Pharmaceuticals (1.7%)
15,720	Zoetis, Inc.	497,695

	Road & Rail (1.6%)
3,918	Kansas City Southern	476,115

See accompanying notes to financial statements.

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Semiconductors & Semiconductor Equipment (3.6%)
11,203	ARM Holdings PLC (SP ADR) (United Kingdom)	$528,670
37,200	NVIDIA Corp.	564,696

	Total Semiconductors & Semiconductor Equipment	1,093,366

	Software (12.3%)
8,100	ANSYS, Inc. (1)	708,345
4,376	NetSuite, Inc. (1)	441,451
9,673	ServiceNow, Inc. (1)	528,243
13,785	Splunk, Inc. (1)	864,457
3,000	Ultimate Software Group, Inc. (The) (1)	463,440
9,567	Workday, Inc. (1)	716,281

	Total Software	3,722,217

	Specialty Retail (6.5%)
5,754	CarMax, Inc. (1)	270,381
13,203	Dick’s Sporting Goods, Inc.	702,532
7,308	DSW, Inc.	640,692
2,798	Ulta Salon, Cosmetics & Fragrance, Inc. (1)	360,522

	Total Specialty Retail	1,974,127

	Textiles, Apparel & Luxury Goods (5.2%)
29,830	Fifth & Pacific Cos., Inc. (1)	790,197
9,814	Under Armour, Inc. (1)	796,406

	Total Textiles, Apparel & Luxury Goods	1,586,603

	Trading Companies & Distributors (1.6%)
6,422	MSC Industrial Direct Co., Inc.	490,448

	Total Common Stock (Cost: $20,991,864) (98.3%)	29,739,628

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $640,595) (2.1%)
$640,595	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $700,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $656,111) (Total Amount to be Received Upon Repurchase $640,595)	640,595

	Total Investments (Cost: $21,632,459) (100.4%)	30,380,223
	Liabilities in Excess of Other Assets (-0.4%)	(123,667)

	Net Assets (100.0%)	$30,256,556

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	2.7%
Auto Components	1.7
Beverages	2.5
Biotechnology	2.1
Capital Markets	2.3
Communications Equipment	3.0
Diversified Consumer Services	1.8
Electrical Equipment	2.5
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	6.5
Food & Staples Retailing	3.2
Food Products	2.6
Health Care Equipment & Supplies	2.8
Health Care Providers & Services	0.9
Health Care Technology	5.1
Hotels, Restaurants & Leisure	3.6
Insurance	2.0
Internet Software & Services	1.7
Leisure Equipment & Products	2.1
Life Sciences Tools & Services	1.2
Machinery	9.8
Media	1.9
Metals & Mining	2.2
Pharmaceuticals	1.7
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	3.6
Software	12.3
Specialty Retail	6.5
Textiles, Apparel & Luxury Goods	5.2
Trading Companies & Distributors	1.6
Short-Term Investments	2.1

Total	100.4%

See accompanying notes to financial statements.

TCW International Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Australia (2.4% of Net Assets)
500	BHP Billiton, Ltd. (SP ADR)	$35,345
500	Rio Tinto PLC (SP ADR)	25,350

	Total Australia (Cost: $56,862)	60,695

	Brazil (4.6%)
3,000	BR Properties S.A.	25,444
1,440	Cielo S.A.	43,670
3,000	JSL SA	20,498
3,000	Qualicorp S.A. (1)	28,096

	Total Brazil (Cost: $101,547)	117,708

	Canada (10.9%)
1,000	Alaris Royalty Corp.	34,124
2,000	First Quantum Minerals, Ltd.	37,942
2,000	Franco-Nevada Corp.	89,820
1,000	Silver Wheaton Corp.	22,670
1,000	Suncor Energy, Inc.	36,350
1,000	Teck Resources, Ltd. — Class B	26,740
3,000	Yamana Gold, Inc.	29,790

	Total Canada (Cost: $250,884)	277,436

	China (11.8%)
200	Baidu.com, Inc. (SP ADR) (1)	32,180
20,000	Chow Tai Fook Jewellery Group, Ltd.	33,165
4,000	ENN Energy Holdings, Ltd.	23,586
30,000	Fosun International, Ltd.	28,952
20,000	Greentown China Holdings, Ltd. (1)	38,782
1,500	Noah Holdings, Ltd. (SP ADR)	28,935
4,000	Sands China, Ltd.	28,543
15,000	Sun Art Retail Group, Ltd.	24,531
500	Tencent Holdings, Ltd.	27,278
40,000	Travelsky Technology, Ltd. Class H	34,212

	Total China (Cost: $254,797)	300,164

	Germany (Cost: $19,757) (0.8%)
500	United Internet AG	19,723

	India (7.8%)
3,000	Bank of Baroda	31,473
5,000	Cairn India, Ltd.	25,965
4,000	GAIL India, Ltd.	22,919
2,000	Kotak Mahindra Bank, Ltd.	24,529
2,000	Larsen & Toubro, Ltd.	31,662
12,000	NMDC, Ltd.	26,962
8,000	Zee Entertainment Enterprises, Ltd.	34,603

	Total India (Cost: $175,180)	198,113

See accompanying notes to financial statements.

TCW International Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Indonesia (2.0%)
30,000	Bank Mandiri Persero Tbk PT	$22,908
15,000	Indocement Tunggal Prakarsa Tbk PT	27,798

	Total Indonesia (Cost: $50,273)	50,706

	Iraq (Cost: $30,343) (1.4%)
2,300	Genel Energy PLC (1)	35,059

	Ireland (Cost: $32,244) (1.4%)
100,000	Bank of Ireland (1)	36,396

	Japan (13.4%)
3,000	Daiwa Securities Group, Inc.	27,401
400	Don Quijote Co., Ltd.	26,627
1,400	F@N Communications, Inc.	32,716
500	Hikari Tsushin, Inc.	37,048
1,000	Japan Airport Terminal Co., Ltd.	24,247
1,000	Japan Exchange Group, Inc.	23,248
300	Lawson, Inc.	24,058
4,000	Resona Holdings, Inc.	20,807
600	Softbank Corp.	44,808
1,000	Start Today Co., Ltd.	27,880
700	Tokio Marine Holdings, Inc.	22,949
6,000	Yahoo Japan Corp.	27,994

	Total Japan (Cost: $250,899)	339,783

	Jersey (Cost: $36,760) (1.5%)
500	Randgold Resources, Ltd. (ADR)	36,950

	Mexico (2.9%)
1,500	Fresnillo PLC	23,449
10,000	Grupo Financiero Inbursa S.A.B. de C.V.	25,768
10,000	OHL Mexico S.A.B. de C.V. (1)	25,660

	Total Mexico (Cost: $73,638)	74,877

	Norway (Cost: $25,784) (1.2%)
500	Schibsted ASA	30,556

	Philippines (4.8%)
2,000	Ayala Corp.	27,924
12,000	International Container Terminal Services, Inc.	28,891
12,000	Philippine National Bank (1)	26,806
2,000	SM Investments Corp.	39,620

	Total Philippines (Cost: $102,939)	123,241

See accompanying notes to financial statements.

TCW International Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Russia (4.7%)
5,000	Gazprom OAO (SP ADR)	$46,737
19,000	Moscow Exchange MICEX-RTS OAO	36,275
1,000	Yandex N.V. (1)	36,860

	Total Russia (Cost: $90,617)	119,872

	Singapore (1.9%)
15,000	ARA Asset Management, Ltd.	22,176
15,000	Ezion Holdings, Ltd.	26,998

	Total Singapore (Cost: $48,765)	49,174

	South Africa (1.8%)
3,000	Coronation Fund Managers, Ltd.	24,468
8,000	Growthpoint Properties, Ltd.	20,343

	Total South Africa (Cost: $42,638)	44,811

	South Korea (2.5%)
2,000	Kginicis Co., Ltd.	40,876
40	NAVER Corp.	22,447

	Total South Korea (Cost: $48,234)	63,323

	Sri Lanka (Cost: $32,783) (1.2%)
17,307	John Keells Holdings PLC	29,640

	Sweden (Cost: $26,630) (1.4%)
1,000	Investment AB Kinnevik — B Shares	36,804

	Switzerland (Cost: $18,428) (0.9%)
4,000	Glencore Xstrata PLC	21,769

	Thailand (2.3%)
5,000	Airports of Thailand PCL	34,028
4,000	Kasikornbank PCL — Class N (NVDR)	24,503

	Total Thailand (Cost: $46,210)	58,531

	Turkey (Cost: $27,699) (1.1%)
7,000	Turkiye Garanti Bankasi A.S.	28,069

	United Kingdom (5.9%)
15,000	Blinkx PLC (1)	39,420
1,500	Hargreaves Lansdown PLC	28,575
8,000	Optimal Payments PLC (1)	38,482
3,750	Playtech, Ltd.	44,189

	Total United Kingdom (Cost: $92,419)	150,666

See accompanying notes to financial statements.

TCW International Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value

	United States (4.0%)
1,500	Coastal Energy Co. (1)	$26,672
1,000	Royal Gold, Inc.	48,040
10,000	Samsonite International S.A.	27,270

	Total United States (Cost: $102,234)	101,982

	Total Common Stock (Cost: $2,038,564) (94.6%)	2,406,048

	Warrants
	Greece (Cost: $0) (3.2%)
42,945	Alpha Bank AE, Strike Price EUR0.45, Expires 12/10/17 (1)	80,466

	Sri Lanka (0.0%)
769	John Keells Holdings PLC, Strike Price LKR185, Expires 12/31/15 (1)	227
769	John Keells Holdings PLC, Strike Price LKR195, Expires 12/31/16 (1)	168

	Total Sri Lanka (Cost: $0)	395

	Total Warrants (Cost: $0) (3.2%)	80,861

Contracts	Purchased Options
	Currency Options (1.5%)
5,000	JPY Put, Strike Price JPY100.00, Expires 11/17/15 (2)	24,277
10,000	JPY Put, Strike Price JPY115.00, Expires 02/25/16 (2)	14,064

	Total Purchased Options (Cost: $32,200)	38,341

	Total Investments (Cost: $2,070,764) (99.3%)	2,525,250
	Excess of Other Assets over Liabilities (0.7%)	16,629

	Total Net Assets (100.0%)	$2,541,879

Notes to the Schedule of Investments:

EUR - Euro.
JPY - Japanese	Yen.
LKR - Sri	Lankan Rupee.
ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
NVDR - Non-Voting	Depositary Receipt.

SP ADR - Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

(1)	Non-income producing security.
(2)	Over-the-counter traded option; Counterparty — Morgan Stanley.

See accompanying notes to financial statements.

TCW International Growth Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Capital Markets	9.7%
Commercial Banks	8.5
Construction & Engineering	1.2
Construction Materials	1.1
Diversified Financial Services	5.8
Energy Equipment & Services	1.0
Food & Staples Retailing	1.9
Gas Utilities	1.8
Health Care Providers & Services	1.1
Hotels, Restaurants & Leisure	1.1
Industrial Conglomerates	2.8
Insurance	0.9
Internet & Catalog Retail	1.1
Internet Software & Services	9.6
IT Services	6.2
Media	2.6
Metals & Mining	17.9
Miscellaneous	1.3
Multiline Retail	1.0
Oil, Gas & Consumable Fuels	6.6
Real Estate Management & Development	2.5
REIT	0.8
Road & Rail	0.8
Software	1.7
Specialty Retail	2.8
Textiles, Apparel & Luxury Goods	1.1
Transportation Infrastructure	3.1
Wireless Telecommunication Services	1.8
Purchased Options	1.5

Total	99.3%

See accompanying notes to financial statements.

TCW International Small Cap Fund

Schedule of Investments	October 31, 2013

Number of Shares	Common Stock	Value

	Australia (2.4% of Net Assets)
700,000	Beadell Resources, Ltd. (1)	$610,776
300,000	iCar Asia, Ltd. (1)	269,373

	Total Australia (Cost: $821,308)	880,149

	Brazil (3.9%)
50,000	BR Properties S.A. (1)	424,069
20,000	Ez Tec Empreendimentos e Participacoes S.A.	293,205
50,000	JSL S.A.	341,631
20,000	Linx S.A.	361,486

	Total Brazil (Cost: $1,387,309)	1,420,391

	Burkina Faso (Cost: $505,050) (1.5%)
200,000	SEMAFO, Inc.	542,848

	Canada (13.2%)
3,715,000	Africa Hydrocarbons, Inc. (1)(2)	855,129
20,000	Alaris Royalty Corp.	682,492
500,000	Banro Corp. (1)	412,411
150,000	Centerra Gold, Inc.	599,914
500,000	DualEx Energy International, Inc. (1)	129,478
200,000	Electrovaya, Inc. (1)	176,473
4,500,000	Ivernia, Inc. (1)(2)	604,229
200,000	Nevsun Resources, Ltd. (1)	728,912
75,000	Primero Mining Corp. (1)	427,276
150,000	WesternZagros Resources, Ltd. (1)	132,355

	Total Canada (Cost: $4,441,313)	4,748,669

	China (6.7%)
510	58.Com, Inc. (ADR)	12,301
150,000	Bloomage Biotechnology Corp., Ltd.	315,363
125,000	Luk Fook Holdings International, Ltd.	444,635
900,000	Newocean Energy Holdings, Ltd.	550,334
30,000	Noah Holdings, Ltd. (ADR)	578,700
600,000	Travelsky Technology, Ltd. — Class H	513,180

	Total China (Cost: $2,081,334)	2,414,513

	Germany (Cost: $452,194) (1.4%)
5,000	XING AG	504,221

	India (8.9%)
10,000	Bata India, Ltd.	148,517
700,000	Development Credit Bank, Ltd. (1)	583,427
60,000	Multi Commodity Exchange of India, Ltd.	460,874
100,000	Phoenix Mills, Ltd. (2)	380,604
700,000	PTC India, Ltd.	637,512
100,000	Sunteck Realty, Ltd. (2)	559,661

See accompanying notes to financial statements.

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	India (Continued)
150,000	Tribhovandas Bhimji Zaveri, Ltd.	$397,585
1,000	TTK Prestige, Ltd.	53,651

	Total India (Cost: $3,495,620)	3,221,831

	Indonesia (Cost: $469,408) (1.6%)
6,000,000	Summarecon Agung Tbk PT	557,911

	Iraq (Cost: $258,612) (0.9%)
15,000	Awilco Drilling PLC	327,932

	Ireland (Cost: $369,975) (0.6%)
700,000	Kenmare Resources PLC (1)	228,404

	Israel (Cost: $365,726) (1.9%)
450,000	Sarin Technologies, Ltd. (2)	688,295

	Japan (19.6%)
3,750	Accretive Co., Ltd. (1)	680,524
40,000	Anicom Holdings, Inc. (1)	474,014
60,000	Benefit One, Inc. (2)	597,476
17,000	CyberAgent, Inc.	463,137
7,000	Enigmo, Inc. (1)	498,242
28,000	enish, Inc.	828,360
30,000	F@N Communications, Inc.	701,060
20,000	GMO internet, Inc.	227,361
18,000	GMO Payment Gateway, Inc.	595,127
20,000	Infomart Corp.	440,161
50,000	Kenedix, Inc. (1)	258,350
5,000	Nihon M&A Center, Inc.	385,628
7,000	Start Today Co., Ltd.	195,160
40,000	ValueCommerce Co., Ltd.	561,093
5,000	Wacom Co., Ltd.	37,148
20,000	Yumeshin Holdings Co., Ltd.	146,250

	Total Japan (Cost: $6,032,846)	7,089,091

	Malaysia (Cost: $294,277) (1.2%)
250,000	iProperty Group, Ltd. (1)	429,921

	New Zealand (Cost: $767,245) (1.5%)
3,000,000	Bathurst Resources New Zealand Ltd. (1)	552,468

	Norway (1.6%)
25,000	Opera Software ASA	302,587
50,000	Spectrum ASA	289,767

	Total Norway (Cost: $583,576)	592,354

	Philippines (Cost: $556,573) (1.6%)
250,000	Philippine National Bank (1)	558,459

See accompanying notes to financial statements.

TCW International Small Cap Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Singapore (Cost: $293,708) (0.8%)
200,000	ARA Asset Management, Ltd.	$295,685

	South Korea (3.5%)
40,000	KCP Co., Ltd.	451,817
40,000	Kginicis Co., Ltd.	817,526

	Total South Korea (Cost: $1,141,546)	1,269,343

	Sri Lanka (Cost: $546,395) (1.4%)
288,461	John Keells Holdings PLC	494,023

	Sweden (3.6%)
8,000	Modern Times Group AB — B Shares	436,363
75,000	Seamless Distribution AB (1)	519,023
40,000	Vostok Nafta Investment, Ltd. (SDR) (1)	325,615

	Total Sweden (Cost: $1,164,740)	1,281,001

	Taiwan (Cost: $500,940) (1.6%)
149,000	Toung Loong Textile Manufacturing	568,148

	United Kingdom (10.9%)
600,000	Amerisur Resources PLC (1)	424,495
225,000	Blinkx PLC (1)	591,298
500,000	Monitise PLC (1)	445,411
200,000	Optimal Payments PLC (1)	962,039
45,000	Playtech, Ltd.	530,266
4,000,000	Sable Mining Africa, Ltd. (1)(2)	618,912
20,000	WANdisco PLC (1)	371,668

	Total United Kingdom (Cost: $2,701,557)	3,944,089

	United States (2.3%)
30,000	Coastal Energy Co. (1)	533,449
15,000	Tahoe Resources, Inc. (1)	288,016

	Total United States (Cost: $726,381)	821,465

	Total Common Stock (Cost: $29,957,633) (92.6%)	33,431,211

	Warrants
	Greece (Cost: $0) (1.8%)
350,000	Alpha Bank AE, Strike Price EUR0.45, Expires 12/10/17 (1)	655,793

	Sri Lanka (0.0%)
12,820	John Keells Holdings PLC, Strike Price LKR185, Expires 12/31/15 (1)	3,780
12,820	John Keells Holdings PLC, Strike Price LKR195, Expires 12/31/16 (1)	2,801

	Total Sri Lanka (Cost: $0)	6,581

	Total Warrants (Cost: $0) (1.8%)	662,374

See accompanying notes to financial statements.

TCW International Small Cap Fund

Schedule of Investments (Continued)

Contracts	Purchased Options	Value

	Currency Options (1.8%)
30,000	JPY Put, Strike Price JPY100.00, Expires 11/20/14 (3)	$98,738
20,000	JPY Put, Strike Price JPY100.00, Expires 11/26/14 (3)	66,469
100,000	JPY Put, Strike Price JPY100.00, Expires 12/04/14 (3)	336,625
100,000	JPY Put, Strike Price JPY115.00, Expires 02/20/15 (3)	68,369
100,000	JPY Put, Strike Price JPY115.00, Expires 02/25/15 (3)	69,116

	Total Purchased Options (Cost: $532,600)	639,317

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $898,411) (2.5%)
$898,411	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $980,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $918,556) (Total Amount to be Received Upon Repurchase $898,411)	898,411

	Total Investments (Cost: $31,388,644) (98.7%)	35,631,313
	Excess of Other Assets over Liabilities (1.3%)	481,746

	Total Net Assets (100.0%)	$36,113,059

Notes to the Schedule of Investments:

EUR - Euro	Currency.
JPY - Japanese	Yen.
LKR - Sri	Lankan Rupee.
ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SDR - Swedish	Depository Receipt. Shares of a foreign based corporation held in Swedish banks that are issued with cooperation of the company whose stock underlies the SDR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Illiquid security.
(3)	Over-the-counter traded option; Counterparty — Morgan Stanley.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Capital Markets	7.0%
Chemicals	0.9
Commercial Banks	3.2
Computers & Peripherals	0.1
Construction & Engineering	0.4
Diversified Financial Services	3.2
Electrical Equipment	0.5
Energy Equipment & Services	1.7
Household Durables	0.9
Independent Power Producers & Energy Traders	1.8
Industrial Conglomerates	1.4
Insurance	1.3
Internet & Catalog Retail	0.5
Internet Software & Services	10.2
IT Services	9.2
Machinery	1.9
Media	4.8
Metals & Mining	15.4
Oil, Gas & Consumable Fuels	7.4
Professional Services	2.8
Real Estate Management & Development	6.1
Road & Rail	0.9
Software	8.5
Specialty Retail	2.3
Textiles, Apparel & Luxury Goods	2.0
Purchased Options	1.8
Short-Term Investments	2.5

Total	98.7%

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.0% of Net Assets)
635,175	Textron, Inc.	$18,286,688

	Auto Components (2.0%)
626,115	Dana Holding Corp.	12,271,854

	Beverages (2.4%)
176,100	PepsiCo, Inc.	14,808,249

	Capital Markets (6.3%)
180,750	Ameriprise Financial, Inc.	18,172,605
295,800	State Street Corp.	20,726,706

	Total Capital Markets	38,899,311

	Commercial Services & Supplies (3.2%)
153,712	ADT Corp. (The)	6,666,490
362,275	Tyco International, Ltd.	13,241,151

	Total Commercial Services & Supplies	19,907,641

	Communications Equipment (2.3%)
634,215	Cisco Systems, Inc.	14,269,837

	Computers & Peripherals (2.0%)
176,100	Western Digital Corp.	12,261,843

	Consumer Finance (4.4%)
205,745	American Express Co.	16,829,941
406,175	SLM Corp.	10,304,660

	Total Consumer Finance	27,134,601

	Containers & Packaging (1.8%)
377,035	Sealed Air Corp.	11,378,916

	Diversified Financial Services (6.0%)
363,700	Citigroup, Inc.	17,741,286
376,268	JPMorgan Chase & Co.	19,392,853

	Total Diversified Financial Services	37,134,139

	Diversified Telecommunication Services (1.6%)
270,400	AT&T, Inc.	9,788,480

	Electric Utilities (1.8%)
243,350	American Electric Power Co., Inc.	11,398,514

	Electronic Equipment, Instruments & Components (3.5%)
440,600	Corning, Inc.	7,529,854
277,325	TE Connectivity, Ltd.	14,279,464

	Total Electronic Equipment, Instruments & Components	21,809,318

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Energy Equipment & Services (5.7%)
274,650	Baker Hughes, Inc.	$15,954,419
207,600	Ensco PLC (United Kingdom)	11,968,140
406,330	Nabors Industries, Ltd. (1)	7,102,648

	Total Energy Equipment & Services	35,025,207

	Food Products (2.3%)
424,250	Mondelez International, Inc.	14,271,770

	Health Care Equipment & Supplies (3.3%)
494,380	Hologic, Inc. (1)	11,069,168
162,600	Medtronic, Inc.	9,333,240

	Total Health Care Equipment & Supplies	20,402,408

	Health Care Providers & Services (2.3%)
107,365	Cigna Corp.	8,264,958
72,000	WellPoint, Inc.	6,105,600

	Total Health Care Providers & Services	14,370,558

	Household Durables (1.7%)
302,863	Lennar Corp.	10,766,779

	Independent Power Producers & Energy Traders (1.5%)
679,700	AES Corporation (The)	9,576,973

	Industrial Conglomerates (3.6%)
850,450	General Electric Co.	22,230,763

	Insurance (3.9%)
263,660	Hartford Financial Services Group, Inc.	8,885,342
178,970	Travelers Cos., Inc. (The)	15,445,111

	Total Insurance	24,330,453

	Life Sciences Tools & Services (1.0%)
62,800	Thermo Fisher Scientific, Inc.	6,140,584

	Machinery (3.6%)
115,602	Pentair, Ltd.	7,755,738
409,130	Terex Corp. (1)	14,299,094

	Total Machinery	22,054,832

	Media (5.2%)
475,300	Comcast Corp.	22,614,774
134,978	Time Warner, Inc.	9,278,388

	Total Media	31,893,162

	Metals & Mining (0.4%)
65,800	Allegheny Technologies, Inc.	2,177,980

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (4.4%)
143,500	Chevron Corp.	$17,214,260
246,700	Valero Energy Corp.	10,156,639

	Total Oil, Gas & Consumable Fuels	27,370,899

	Pharmaceuticals (7.3%)
114,950	Johnson & Johnson	10,645,520
68,300	Merck & Co., Inc.	3,079,647
269,590	Mylan, Inc. (1)	10,209,373
689,450	Pfizer, Inc.	21,152,326

	Total Pharmaceuticals	45,086,866

	Semiconductors & Semiconductor Equipment (4.0%)
441,000	Applied Materials, Inc.	7,871,850
401,000	Intel Corp.	9,796,430
132,800	Lam Research Corp. (1)	7,201,744

	Total Semiconductors & Semiconductor Equipment	24,870,024

	Software (1.0%)
182,600	Microsoft Corp.	6,454,910

	Specialty Retail (5.4%)
101,000	Abercrombie & Fitch Co.	3,785,480
335,420	Gap, Inc. (The)	12,407,186
221,400	Home Depot, Inc. (The)	17,244,846

	Total Specialty Retail	33,437,512

	Total Common Stock (Cost: $402,737,193) (96.9%)	599,811,071

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $28,472,711) (4.6%)
$28,472,711	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $30,985,000 Federal National Mortgage Association, 2.08%, due 10/02/22, valued at $29,042,302) (Total Amount to be Received Upon Repurchase $28,472,711)	28,472,711

	Total Investments (Cost: $431,209,904) (101.5%)	628,283,782
	Liabilities in Excess of Other Assets (-1.5%)	(9,164,573)

	Net Assets (100.0%)	$619,119,209

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	3.0%
Auto Components	2.0
Beverages	2.4
Capital Markets	6.3
Commercial Services & Supplies	3.2
Communications Equipment	2.3
Computers & Peripherals	2.0
Consumer Finance	4.4
Containers & Packaging	1.8
Diversified Financial Services	6.0
Diversified Telecommunication Services	1.6
Electric Utilities	1.8
Electronic Equipment, Instruments & Components	3.5
Energy Equipment & Services	5.7
Food Products	2.3
Health Care Equipment & Supplies	3.3
Health Care Providers & Services	2.3
Household Durables	1.7
Independent Power Producers & Energy Traders	1.5
Industrial Conglomerates	3.6
Insurance	3.9
Life Sciences Tools & Services	1.0
Machinery	3.6
Media	5.2
Metals & Mining	0.4
Oil, Gas & Consumable Fuels	4.4
Pharmaceuticals	7.3
Semiconductors & Semiconductor Equipment	4.0
Software	1.0
Specialty Retail	5.4
Short-Term Investments	4.6

Total	101.5%

See accompanying notes to financial statements.

TCW Select Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.9% of Net Assets)
262,210	Precision Castparts Corp.	$66,457,125

	Biotechnology (5.0%)
611,370	BioMarin Pharmaceutical, Inc. (1)	38,406,263
309,900	Celgene Corp. (1)	46,017,051

	Total Biotechnology	84,423,314

	Capital Markets (1.8%)
1,335,650	Charles Schwab Corp. (The)	30,252,473

	Chemicals (2.7%)
375,800	Praxair, Inc.	46,866,018

	Communications Equipment (4.9%)
1,209,183	QUALCOMM, Inc.	84,001,943

	Energy Equipment & Services (8.5%)
152,500	Dril-Quip, Inc. (1)	17,906,550
346,000	National Oilwell Varco, Inc.	28,088,280
468,030	Oceaneering International, Inc.	40,194,416
617,566	Schlumberger, Ltd.	57,878,286

	Total Energy Equipment & Services	144,067,532

	Food & Staples Retailing (2.3%)
327,374	Costco Wholesale Corp.	38,630,132

	Food Products (1.9%)
388,200	Mead Johnson Nutrition Co.	31,700,412

	Health Care Technology (6.8%)
323,300	athenahealth, Inc. (1)	43,163,783
1,290,162	Cerner Corp. (1)	72,287,777

	Total Health Care Technology	115,451,560

	Hotels, Restaurants & Leisure (4.1%)
865,515	Starbucks Corp.	70,149,991

	Insurance (3.8%)
675,300	ACE, Ltd.	64,450,632

	Internet & Catalog Retail (8.4%)
244,250	Amazon.com, Inc. (1)	88,914,327
52,100	Priceline.com, Inc. (1)	54,904,543

	Total Internet & Catalog Retail	143,818,870

	Internet Software & Services (10.4%)
285,320	Equinix, Inc. (1)	46,073,474
83,483	Google, Inc. (1)	86,035,910

See accompanying notes to financial statements.

TCW Select Equities Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Internet Software & Services (Continued)
205,600	LinkedIn Corp. (1)	$45,986,552

	Total Internet Software & Services	178,095,936

	IT Services (3.9%)
338,606	Visa, Inc.	66,593,642

	Metals & Mining (1.5%)
1,114,820	Silver Wheaton Corp.	25,272,969

	Pharmaceuticals (2.4%)
446,425	Allergan, Inc.	40,450,569

	Professional Services (2.9%)
732,950	Verisk Analytics, Inc. (1)	50,221,734

	REIT (4.2%)
896,632	American Tower Corp.	71,147,749

	Semiconductors & Semiconductor Equipment (2.8%)
1,012,975	ARM Holdings PLC (SP ADR) (United Kingdom)	47,802,290

	Software (9.2%)
1,531,848	Salesforce.com, Inc. (1)	81,739,409
621,300	Splunk, Inc. (1)	38,961,723
439,010	VMware, Inc. (1)	35,682,733

	Total Software	156,383,865

	Specialty Retail (2.5%)
530,020	Tiffany & Co.	41,961,683

	Trading Companies & Distributors (2.8%)
969,977	Fastenal Co.	48,304,855

	Total Common Stock (Cost: $1,114,184,911) (96.7%)	1,646,505,294

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $55,305,691) (3.2%)
$55,305,691	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $60,190,000 Federal National Mortgage Association, 2.08%, due 11/02/22, valued at $56,416,207) (Total Amount to be Received Upon Repurchase $55,305,691)	55,305,691

	Total Investments (Cost: $1,169,490,602) (99.9%)	1,701,810,985
	Excess of Other Assets over Liabilities (0.1%)	1,824,170

	Net Assets (100.0%)	$1,703,635,155

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Select Equities Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	3.9%
Biotechnology	5.0
Capital Markets	1.8
Chemicals	2.7
Communications Equipment	4.9
Energy Equipment & Services	8.5
Food & Staples Retailing	2.3
Food Products	1.9
Health Care Technology	6.8
Hotels, Restaurants & Leisure	4.1
Insurance	3.8
Internet & Catalog Retail	8.4
Internet Software & Services	10.4
IT Services	3.9
Metals & Mining	1.5
Pharmaceuticals	2.4
Professional Services	2.9
REIT	4.2
Semiconductors & Semiconductor Equipment	2.8
Software	9.2
Specialty Retail	2.5
Trading Companies & Distributors	2.8
Short-Term Investments	3.2

Total	99.9%

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2013

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.3% of Net Assets)
69,913	HEICO Corp.	$3,745,912

	Auto Components (1.9%)
54,300	Dorman Products, Inc.	2,639,523
158,600	Fox Factory Holding Corp. (1)	2,762,812

	Total Auto Components	5,402,335

	Beverages (1.4%)
17,300	Boston Beer Co., Inc. (1)	3,971,907

	Biotechnology (4.0%)
48,400	Agios Pharmaceuticals, Inc. (1)	1,120,944
76,867	BIND Therapeutics, Inc. (1)	1,006,189
36,906	Cepheid, Inc. (1)	1,502,812
45,500	Foundation Medicine, Inc. (1)	1,450,540
56,100	Hyperion Therapeutics, Inc. (1)	1,123,683
66,900	Intrexon Corp. (1)	1,418,280
117,242	Ironwood Pharmaceuticals, Inc. (1)	1,126,696
84,940	OncoMed Pharmaceuticals, Inc. (1)	1,181,515
46,300	Ophthotech Corp. (1)	1,551,976

	Total Biotechnology	11,482,635

	Building Products (2.6%)
168,845	Ply Gem Holdings, Inc. (1)	2,515,790
69,600	Trex Co., Inc. (1)	4,887,312

	Total Building Products	7,403,102

	Capital Markets (4.7%)
26,593	Artisan Partners Asset Management, Inc. (1)	1,592,123
78,110	Greenhill & Co., Inc.	4,007,043
223,725	Marcus & Millichap, Inc.	3,002,389
345,300	WisdomTree Investments, Inc. (1)	4,799,670

	Total Capital Markets	13,401,225

	Commercial Banks (1.6%)
119,400	Independent Bank Group, Inc. (1)	4,504,962

	Communications Equipment (4.3%)
306,987	Aruba Networks, Inc. (1)	5,759,076
66,600	Palo Alto Networks, Inc. (1)	2,807,856
252,900	Ruckus Wireless, Inc. (1)	3,667,050

	Total Communications Equipment	12,233,982

	Diversified Consumer Services (1.9%)
82,164	MarketAxess Holdings, Inc.	5,359,558

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Electrical Equipment (0.9%)
46,300	Power Solutions International, Inc. (1)	$2,697,438

	Electronic Equipment, Instruments & Components (4.6%)
131,898	Cognex Corp.	4,121,813
104,289	FARO Technologies, Inc. (1)	4,953,727
61,954	IPG Photonics Corp.	4,105,692

	Total Electronic Equipment, Instruments & Components	13,181,232

	Energy Equipment & Services (3.3%)
133,099	Forum Energy Technologies, Inc. (1)	3,894,477
56,900	Geospace Technologies Corp. (1)	5,543,198

	Total Energy Equipment & Services	9,437,675

	Food & Staples Retailing (3.3%)
73,300	Fresh Market, Inc. (The) (1)	3,731,703
49,537	Pricesmart, Inc.	5,636,815

	Total Food & Staples Retailing	9,368,518

	Food Products (3.6%)
61,100	Annie’s, Inc. (1)	2,886,975
54,197	Hain Celestial Group, Inc. (The) (1)	4,510,816
205,025	Lifeway Foods, Inc.	2,999,516

	Total Food Products	10,397,307

	Health Care Equipment & Supplies (3.2%)
99,631	DexCom, Inc. (1)	2,862,399
246,304	Endologix, Inc. (1)	4,450,713
84,300	LDR Holding Corp. (1)	1,745,853

	Total Health Care Equipment & Supplies	9,058,965

	Health Care Providers & Services (2.8%)
128,800	Health Net, Inc. (1)	3,915,520
198,058	HMS Holdings Corp. (1)	4,184,966

	Total Health Care Providers & Services	8,100,486

	Health Care Technology (1.6%)
34,100	athenahealth, Inc. (1)	4,552,691

	Hotels, Restaurants & Leisure (5.7%)
450,119	Arcos Dorados Holdings, Inc.	5,419,433
119,300	Multimedia Games Holding Co., Inc. (1)	3,878,443
313,600	Orient-Express Hotels, Ltd. (1)	4,174,016
105,494	Potbelly Corp. (1)	2,848,338

	Total Hotels, Restaurants & Leisure	16,320,230

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Household Durables (1.4%)
49,475	Harman International Industries, Inc.	$4,008,464

	Internet Software & Services (4.2%)
79,240	Cornerstone OnDemand, Inc. (1)	3,753,599
135,700	Envestnet, Inc. (1)	4,925,910
50,192	SPS Commerce, Inc. (1)	3,420,585

	Total Internet Software & Services	12,100,094

	IT Services (1.2%)
90,900	EPAM Systems, Inc. (1)	3,406,023

	Leisure Equipment & Products (2.3%)
71,400	Arctic Cat, Inc.	3,741,360
189,600	Black Diamond, Inc. (1)	2,826,936

	Total Leisure Equipment & Products	6,568,296

	Machinery (7.5%)
105,700	Altra Holdings, Inc.	3,210,109
33,569	Chart Industries, Inc. (1)	3,607,660
45,400	IDEX Corp.	3,139,410
137,800	John Bean Technologies Corp.	3,745,404
64,400	RBC Bearings, Inc. (1)	4,430,076
82,000	Woodward, Inc.	3,287,380

	Total Machinery	21,420,039

	Media (1.4%)
128,500	Sinclair Broadcast Group, Inc.	4,119,710

	Oil, Gas & Consumable Fuels (1.0%)
44,925	Athlon Energy, Inc. (1)	1,478,033
21,500	Gulfport Energy Corp. (1)	1,261,835

	Total Oil, Gas & Consumable Fuels	2,739,868

	Personal Products (1.0%)
300,700	Female Health Co. (The)	2,862,664

	Real Estate Management & Development (1.1%)
110,775	RE/MAX Holdings, Inc. (1)	3,123,855

	Semiconductors & Semiconductor Equipment (1.8%)
124,007	Exar Corp. (1)	1,429,801
102,388	Mellanox Technologies, Ltd. (1)	3,714,636

	Total Semiconductors & Semiconductor Equipment	5,144,437

	Software (12.0%)
89,575	FleetMatics Group PLC (1)	2,844,006
226,200	Fortinet, Inc. (1)	4,548,882

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Software (Continued)
30,662	Guidewire Software, Inc. (1)	$1,555,177
107,000	Imperva, Inc. (1)	4,102,380
53,786	MicroStrategy, Inc. (1)	6,561,354
210,247	Qualys, Inc. (1)	4,373,137
92,748	Splunk, Inc. (1)	5,816,227
30,018	Ultimate Software Group, Inc. (The) (1)	4,637,181

	Total Software	34,438,344

	Specialty Retail (2.6%)
89,027	Five Below, Inc. (1)	4,296,443
156,995	Stage Stores, Inc.	3,241,947

	Total Specialty Retail	7,538,390

	Textiles, Apparel & Luxury Goods (3.5%)
160,300	Fifth & Pacific Cos., Inc. (1)	4,246,347
156,122	Steven Madden, Ltd. (1)	5,726,555

	Total Textiles, Apparel & Luxury Goods	9,972,902

	Trading Companies & Distributors (3.2%)
54,300	DXP Enterprises, Inc. (1)	4,990,170
167,700	H&E Equipment Services, Inc. (1)	4,197,531

	Total Trading Companies & Distributors	9,187,701

	Total Common Stock (Cost: $211,461,939) (96.9%)	277,250,947

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $10,381,903) (3.6%)
$10,381,903	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $11,300,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $10,591,513) (Total Amount to be Received Upon Repurchase $10,381,903)	10,381,903

	Total Investments (Cost: $221,843,842) (100.5%)	287,632,850
	Liabilities in Excess of Other Assets (-0.5%)	(1,346,590)

	Net Assets (100.0%)	$286,286,260

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	1.3%
Auto Components	1.9
Beverages	1.4
Biotechnology	4.0
Building Products	2.6
Capital Markets	4.7
Commercial Banks	1.6
Communications Equipment	4.3
Diversified Consumer Services	1.9
Electrical Equipment	0.9
Electronic Equipment, Instruments & Components	4.6
Energy Equipment & Services	3.3
Food & Staples Retailing	3.3
Food Products	3.6
Health Care Equipment & Supplies	3.2
Health Care Providers & Services	2.8
Health Care Technology	1.6
Hotels, Restaurants & Leisure	5.7
Household Durables	1.4
Internet Software & Services	4.2
IT Services	1.2
Leisure Equipment & Products	2.3
Machinery	7.5
Media	1.4
Oil, Gas & Consumable Fuels	1.0
Personal Products	1.0
Real Estate Management & Development	1.1
Semiconductors & Semiconductor Equipment	1.8
Software	12.0
Specialty Retail	2.6
Textiles, Apparel & Luxury Goods	3.5
Trading Companies & Distributors	3.2
Short-Term Investments	3.6

Total	100.5%

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.2% of Net Assets)
17,900	BE Aerospace, Inc. (1)	$1,452,764
15,188	HEICO Corp.	813,746

	Total Aerospace & Defense	2,266,510

	Beverages (0.5%)
1,100	Boston Beer Co., Inc. (1)	252,549

	Biotechnology (3.1%)
7,100	BioMarin Pharmaceutical, Inc. (1)	446,022
11,515	Cepheid, Inc. (1)	468,891
57,316	Ironwood Pharmaceuticals, Inc. (1)	550,807
6,400	Theravance, Inc. (1)	234,496

	Total Biotechnology	1,700,216

	Capital Markets (2.7%)
21,662	Stifel Financial Corp. (1)	887,059
7,360	T. Rowe Price Group, Inc.	569,737

	Total Capital Markets	1,456,796

	Commercial Banks (1.4%)
8,070	SVB Financial Group (1)	772,945

	Communications Equipment (2.5%)
43,540	Aruba Networks, Inc. (1)	816,810
12,637	Palo Alto Networks, Inc. (1)	532,776

	Total Communications Equipment	1,349,586

	Diversified Consumer Services (1.7%)
14,350	MarketAxess Holdings, Inc.	936,050

	Electronic Equipment, Instruments & Components (4.7%)
33,440	Cognex Corp.	1,045,000
9,600	FEI Co.	855,168
9,590	IPG Photonics Corp. (1)	635,529

	Total Electronic Equipment, Instruments & Components	2,535,697

	Energy Equipment & Services (6.0%)
3,253	Core Laboratories N.V. (Netherlands)	609,027
7,600	Dril-Quip, Inc. (1)	892,392
11,250	Forum Energy Technologies, Inc. (1)	329,175
19,360	Frank’s International N.V. (Netherlands) (1)	592,222
9,445	Oceaneering International, Inc.	811,137

	Total Energy Equipment & Services	3,233,953

	Food & Staples Retailing (3.9%)
10,235	Pricesmart, Inc.	1,164,641

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Food & Staples Retailing (Continued)
13,005	United Natural Foods, Inc. (1)	$929,207

	Total Food & Staples Retailing	2,093,848

	Food Products (2.1%)
13,400	Hain Celestial Group, Inc. (The) (1)	1,115,282

	Health Care Equipment & Supplies (3.0%)
46,341	Endologix, Inc. (1)	837,382
2,100	Intuitive Surgical, Inc. (1)	780,150

	Total Health Care Equipment & Supplies	1,617,532

	Health Care Providers & Services (3.4%)
24,400	Health Net, Inc. (1)	741,760
30,232	HMS Holdings Corp. (1)	638,802
15,965	Premier, Inc. (1)	491,882

	Total Health Care Providers & Services	1,872,444

	Health Care Technology (2.2%)
8,950	athenahealth, Inc. (1)	1,194,914

	Hotels, Restaurants & Leisure (3.4%)
82,897	Arcos Dorados Holdings, Inc.	998,080
11,400	Starwood Hotels & Resorts Worldwide, Inc.	839,268

	Total Hotels, Restaurants & Leisure	1,837,348

	Household Durables (1.7%)
11,101	Harman International Industries, Inc. (1)	899,403

	Internet Software & Services (1.2%)
18,000	Envestnet, Inc. (1)	653,400

	Leisure Equipment & Products (1.6%)
6,500	Polaris Industries, Inc.	851,175

	Life Sciences Tools & Services (1.0%)
6,000	Illumina, Inc. (1)	561,060

	Machinery (8.6%)
12,595	AGCO Corp. (1)	735,296
7,442	Chart Industries, Inc. (1)	799,792
10,450	Graco, Inc.	807,367
9,500	WABCO Holdings, Inc. (1)	813,960
12,550	Wabtec Corp.	818,134
17,300	Woodward, Inc.	693,557

	Total Machinery	4,668,106

	Media (1.6%)
12,550	AMC Networks, Inc. (1)	879,630

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals & Mining (2.2%)
35,825	Allegheny Technologies, Inc.	$1,185,807

	Oil, Gas & Consumable Fuels (0.5%)
4,550	Gulfport Energy Corp. (1)	267,040

	Road & Rail (1.6%)
7,255	Kansas City Southern (1)	881,628

	Semiconductors & Semiconductor Equipment (4.6%)
16,363	ARM Holdings PLC (SP ADR) (United Kingdom)	772,170
25,400	Mellanox Technologies, Ltd. (1)	921,512
51,900	NVIDIA Corp.	787,842

	Total Semiconductors & Semiconductor Equipment	2,481,524

	Software (16.1%)
14,590	ANSYS, Inc. (1)	1,275,895
11,616	MicroStrategy, Inc. (1)	1,417,036
7,600	NetSuite, Inc. (1)	766,688
17,600	ServiceNow, Inc. (1)	961,136
24,565	Splunk, Inc. (1)	1,540,471
9,950	Tyler Technologies, Inc. (1)	962,265
3,591	Ultimate Software Group, Inc. (The) (1)	554,738
16,320	Workday, Inc. (1)	1,221,878

	Total Software	8,700,107

	Specialty Retail (4.4%)
14,630	CarMax, Inc. (1)	687,464
12,400	DSW, Inc.	1,087,108
4,900	Ulta Salon, Cosmetics & Fragrance, Inc. (1)	631,365

	Total Specialty Retail	2,405,937

	Textiles, Apparel & Luxury Goods (4.8%)
42,600	Fifth & Pacific Cos., Inc. (1)	1,128,474
18,330	Under Armour, Inc. (1)	1,487,479

	Total Textiles, Apparel & Luxury Goods	2,615,953

	Trading Companies & Distributors (1.2%)
8,300	MSC Industrial Direct Co., Inc.	633,871

	Total Common Stock (Cost: $38,533,981) (95.9%)	51,920,311

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

October 31, 2013

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $2,686,393) (4.9%)
$2,686,393	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $2,925,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $2,741,608) (Total Amount to be Received Upon Repurchase $2,686,393)	$2,686,393

	Total Investments (Cost: $41,220,374) (100.8%)	54,606,704
	Liabilities in Excess of Other Assets (-0.8%)	(445,733)

	Net Assets (100.0%)	$54,160,971

Notes to the Schedule of Investments:

SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	4.2%
Beverages	0.5
Biotechnology	3.1
Capital Markets	2.7
Commercial Banks	1.4
Communications Equipment	2.5
Diversified Consumer Services	1.7
Electronic Equipment, Instruments & Components	4.7
Energy Equipment & Services	6.0
Food & Staples Retailing	3.9
Food Products	2.1
Health Care Equipment & Supplies	3.0
Health Care Providers & Services	3.4
Health Care Technology	2.2
Hotels, Restaurants & Leisure	3.4
Household Durables	1.7
Internet Software & Services	1.2
Leisure Equipment & Products	1.6
Life Sciences Tools & Services	1.0
Machinery	8.6
Media	1.6
Metals & Mining	2.2
Oil, Gas & Consumable Fuels	0.5
Road & Rail	1.6
Semiconductors & Semiconductor Equipment	4.6
Software	16.1
Specialty Retail	4.4
Textiles, Apparel & Luxury Goods	4.8
Trading Companies & Distributors	1.2
Short-Term Investments	4.9

Total	100.8%

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments	October 31, 2013

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.2% of Net Assets)
116,545	Textron, Inc.	$3,355,331

	Air Freight & Logistics (0.4%)
44,600	UTi Worldwide, Inc.	677,920

	Airlines (1.2%)
85,900	US Airways Group, Inc. (1)	1,887,223

	Auto Components (3.4%)
184,315	Dana Holding Corp. (1)	3,612,574
31,050	Tenneco, Inc. (1)	1,647,824

	Total Auto Components	5,260,398

	Capital Markets (2.2%)
100,088	Invesco, Ltd.	3,377,970

	Chemicals (2.7%)
28,538	Celanese Corp. — Series A	1,598,413
30,964	Cytec Industries, Inc.	2,572,799

	Total Chemicals	4,171,212

	Commercial Banks (6.2%)
40,866	Comerica, Inc.	1,769,498
268,593	KeyCorp	3,365,471
117,265	Popular, Inc. (1)	2,960,941
461,433	Synovus Financial Corp.	1,499,657

	Total Commercial Banks	9,595,567

	Communications Equipment (1.7%)
274,900	Brocade Communications Systems, Inc. (1)	2,204,698
44,300	Polycom, Inc. (1)	460,720

	Total Communications Equipment	2,665,418

	Computers & Peripherals (5.9%)
80,475	Seagate Technology PLC (Netherlands) (1)	3,917,523
75,126	Western Digital Corp. (1)	5,231,023

	Total Computers & Peripherals	9,148,546

	Construction & Engineering (1.7%)
43,803	Jacobs Engineering Group, Inc. (1)	2,664,098

	Construction Materials (1.2%)
34,049	Vulcan Materials Co.	1,823,324

	Consumer Finance (1.5%)
91,680	SLM Corp.	2,325,922

	Containers & Packaging (1.9%)
97,885	Sealed Air Corp.	2,954,169

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Diversified Financial Services (0.8%)
131,500	KKR Financial Holdings LLC	$1,303,165

	Diversified Telecommunication Services (0.7%)
129,574	Windstream Holdings, Inc.	1,107,858

	Electric Utilities (0.9%)
49,894	Hawaiian Electric Industries, Inc.	1,325,684

	Energy Equipment & Services (4.1%)
19,720	Atwood Oceanics, Inc. (1)	1,047,724
25,474	Ensco PLC (United Kingdom)	1,468,576
128,062	Nabors Industries, Ltd. (1)	2,238,524
131,050	Newpark Resources, Inc. (1)	1,670,887

	Total Energy Equipment & Services	6,425,711

	Food Products (2.6%)
58,000	Campbell Soup Co.	2,469,060
47,600	Hillshire Brands Co.	1,562,708

	Total Food Products	4,031,768

	Health Care Equipment & Supplies (2.6%)
56,300	Alere, Inc. (1)	1,898,999
93,742	Hologic, Inc. (1)	2,098,883

	Total Health Care Equipment & Supplies	3,997,882

	Health Care Providers & Services (2.5%)
44,586	Cigna Corp.	3,432,230
7,300	Quest Diagnostics, Inc	437,343

	Total Health Care Providers & Services	3,869,573

	Hotels, Restaurants & Leisure (3.1%)
72,636	International Speedway Corp.	2,375,924
52,324	Marriott International, Inc.	2,358,766

	Total Hotels, Restaurants & Leisure	4,734,690

	Household Durables (5.8%)
45,875	Beazer Homes USA, Inc. (1)	833,549
16,225	Harman International Industries, Inc.	1,314,549
95,905	KB Home	1,627,508
53,720	Lennar Corp.	1,909,746
99,420	Toll Brothers, Inc. (1)	3,268,930

	Total Household Durables	8,954,282

	Independent Power Producers & Energy Traders (1.3%)
147,500	AES Corporation (The) (1)	2,078,275

See accompanying notes to financial statements.

TCW Value Opportunities Fund

October 31, 2013

Number of Shares	Common Stock	Value

	Insurance (5.8%)
46,386	Arch Capital Group, Ltd. (1)	$2,688,532
35,000	Assured Guaranty, Ltd.	717,500
164,260	Genworth Financial, Inc. (1)	2,386,698
17,968	PartnerRe, Ltd.	1,800,573
20,565	Reinsurance Group of America, Inc.	1,463,817

	Total Insurance	9,057,120

	Internet & Catalog Retail (0.9%)
24,026	Expedia, Inc.	1,414,651

	IT Services (1.6%)
10,312	Alliance Data Systems Corp. (1)	2,444,563

	Machinery (7.5%)
30,619	Dover Corp.	2,810,518
63,400	Kennametal, Inc.	2,916,400
32,920	SPX Corp.	2,986,173
83,198	Terex Corp. (1)	2,907,770

	Total Machinery	11,620,861

	Metals & Mining (4.5%)
47,771	Allegheny Technologies, Inc.	1,581,220
141,707	Commercial Metals Co.	2,601,740
67,040	Worthington Industries, Inc.	2,717,802

	Total Metals & Mining	6,900,762

	Multi-Utilities (0.9%)
47,900	Avista Corp.	1,331,141

	Oil, Gas & Consumable Fuels (2.5%)
98,694	Denbury Resources, Inc. (1)	1,874,199
32,598	Murphy Oil Corp.	1,966,311

	Total Oil, Gas & Consumable Fuels	3,840,510

	Pharmaceuticals (1.4%)
57,170	Mylan, Inc. (1)	2,165,028

	Real Estate Management & Development (1.2%)
20,250	Jones Lang LaSalle, Inc.	1,927,800

	REIT (3.4%)
31,490	Geo Group, Inc. (The)	1,110,652
16,335	Health Care REIT, Inc.	1,059,325
18,312	Home Properties, Inc.	1,104,397
90,345	Kimco Realty Corp.	1,940,610

	Total REIT	5,214,984

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Semiconductors & Semiconductor Equipment (5.5%)
58,282	Broadcom Corp. (1)	$1,557,295
89,900	Freescale Semiconductor, Ltd. (1)	1,388,056
36,000	Lam Research Corp. (1)	1,952,280
70,046	Maxim Integrated Products, Inc.	2,080,366
92,100	Teradyne, Inc. (1)	1,610,829

	Total Semiconductors & Semiconductor Equipment	8,588,826

	Software (0.3%)
31,000	Activision Blizzard, Inc.	515,840

	Specialty Retail (5.8%)
25,400	Abercrombie & Fitch Co.	951,992
110,500	Aeropostale, Inc. (1)	1,026,545
95,305	American Eagle Outfitters, Inc.	1,476,274
34,295	ANN, Inc. (1)	1,212,671
19,635	Asbury Automotive Group, Inc. (1)	943,462
20,310	Children’s Place Retail Stores, Inc. (The) (1)	1,108,723
62,200	Gap, Inc. (The)	2,300,778

	Total Specialty Retail	9,020,445

	Thrifts & Mortgage Finance (2.0%)
276,425	First Niagara Financial Group, Inc.	3,048,968

	Total Common Stock (Cost: $112,866,424) (99.9%)	154,827,485

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $424,446) (0.3%)
$424,446	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $465,000 Federal National Mortgage Association, 2.08%, due 11/02/22, valued at $435,845) (Total Amount to be Received Upon Repurchase $424,446)	424,446

	Total Investments (Cost: $113,290,870) (100.2%)	155,251,931
	Liabilities in Excess of Other Assets (-0.2%)	(238,809)

	Net Assets (100.0%)	$155,013,122

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
(1)	Non-income producing security.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Aerospace & Defense	2.2%
Air Freight & Logistics	0.4
Airlines	1.2
Auto Components	3.4
Capital Markets	2.2
Chemicals	2.7
Commercial Banks	6.2
Communications Equipment	1.7
Computers & Peripherals	5.9
Construction & Engineering	1.7
Construction Materials	1.2
Consumer Finance	1.5
Containers & Packaging	1.9
Diversified Financial Services	0.8
Diversified Telecommunication Services	0.7
Electric Utilities	0.9
Energy Equipment & Services	4.1
Food Products	2.6
Health Care Equipment & Supplies	2.6
Health Care Providers & Services	2.5
Hotels, Restaurants & Leisure	3.1
Household Durables	5.8
Independent Power Producers & Energy Traders	1.3
Insurance	5.8
Internet & Catalog Retail	0.9
IT Services	1.6
Machinery	7.5
Metals & Mining	4.5
Multi-Utilities	0.9
Oil, Gas & Consumable Fuels	2.5
Pharmaceuticals	1.4
Real Estate Management & Development	1.2
REIT	3.4
Semiconductors & Semiconductor Equipment	5.5
Software	0.3
Specialty Retail	5.8
Thrifts & Mortgage Finance	2.0
Short-Term Investments	0.3

Total	100.2%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2013

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund (1)		TCW Dividend Focused Fund	TCW Emerging Markets Multi-Asset Opportunities Fund		TCW Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$8,647		$1,300		$1,064,834	$41,757		$2,545
Investment in Affiliated Issuers, at Value	—		26,332	(3)	—	—		—
Foreign Currency, at Value	—		—		—	74	(4)	—
Cash	—		275		—	9		—
Receivable for Securities Sold	—		—		—	302		4
Receivable for Fund Shares Sold	—		250		3,107	1		—	(5)
Interest and Dividends Receivable	4		35		543	169		1
Foreign Tax Reclaims Receivable	—		—		—	1		—
Receivable from Investment Advisor	1		2		—	6		8
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—		—		—	24		—
Other Assets	14		21		22	14		19

Total Assets	8,666		28,215		1,068,506	42,357		2,577

LIABILITIES
Payable for Securities Purchased	—		12		3,119	529		17
Payable for When-Issued Securities	—		—		—	672		—
Payable to Affiliated Company in Connection with In-Kind Transfer	—		—		—	193		—
Payable for Fund Shares Redeemed	68		—		608	—		—
Accrued Directors’ Fees and Expenses	9		9		9	9		9
Accrued Compliance Expense	—	(5)	—	(5)	2	—	(5)	—	(5)
Accrued Management Fees	—		—		655	—		—
Accrued Distribution Fees	—	(5)	—	(5)	183	—	(5)	—	(5)
Other Accrued Expenses	40		26		269	20		29

Total Liabilities	117		47		4,845	1,423		55

NET ASSETS	$8,549		$28,168		$1,063,661	$40,934		$2,522

NET ASSETS CONSIST OF:
Paid-in Capital	$16,289		$25,428		$1,054,230	$38,655		$3,673
Accumulated Net Realized Loss on Investments and Foreign Currency	(9,512)		(336)		(235,158)	(130)		(1,689)
Unrealized Appreciation of Investments and Foreign Currency	1,746		2,734		244,591	2,211		543
Undistributed Net Investment Income (Loss)	26		342		(2)	198		(5)

NET ASSETS	$8,549		$28,168		$1,063,661	$40,934		$2,522

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$7,628		$27,121		$176,226	$40,903		$2,347

N Class Share	$921		$1,047		$887,435	$31		$175

CAPITAL SHARES OUTSTANDING: (6)
I Class Share	476,118		2,325,826		11,662,497	3,829,729		82,398

N Class Share	58,061		90,191		57,844,589	2,921		6,155

NET ASSET VALUE PER SHARE: (7)
I Class Share	$16.02		$11.66		$15.11	$10.68		$28.48

N Class Share	$15.85		$11.61		$15.34	$10.62		$28.51

(1)	Formerly TCW Global Conservative Allocation Fund.
(2)	The identified cost for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW Growth Fund at October 31, 2013 was $6,901, $1,548, $820,243, $39,570 and $2,002, respectively.
(3)	The identified cost for the TCW Conservative Allocation Fund was $23,350.
(4)	The identified cost for the TCW Emerging Markets Multi-Asset Opportunities Fund at October 31, 2013 was $74.
(5)	Amount rounds to less than $1.
(6)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Conservative Allocation Fund, the TCW Dividend Focused Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW Growth Fund is 2,000,000,000 for each of the I Class and N Class shares.
(7)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2013

	TCW Growth Equities Fund		TCW International Growth Fund		TCW International Small Cap Fund		TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$30,380		$2,525		$35,632		$628,284
Foreign Currency, at Value	—		—	(2)(3)	31	(2)	—
Receivable for Securities Sold	238		66		105		6,519
Receivable for Fund Shares Sold	—	(3)	—		1,350		1,125
Interest and Dividends Receivable	5		3		35		357
Receivable from Investment Advisor	—		37		—		—
Other Assets	5		—		7		25

Total Assets	30,628		2,631		37,160		636,310

LIABILITIES
Payable for Securities Purchased	144		27		963		14,763
Payable for Fund Shares Redeemed	139		—		—		1,802
Disbursements in Excess of Available Cash	—		18		—		—
Accrued Directors’ Fees and Expenses	9		8		9		9
Accrued Compliance Expense	—	(3)	—	(3)	—	(3)	1
Accrued Management Fees	23		—		18		380
Accrued Distribution Fees	1		—	(3)	3		16
Other Accrued Expenses	55		36		54		220

Total Liabilities	371		89		1,047		17,191

NET ASSETS	$30,257		$2,542		$36,113		$619,119

NET ASSETS CONSIST OF:
Paid-in Capital	$11,284		$2,117		$37,414		$475,932
Accumulated Net Realized Gain (Loss) on
Investments and Foreign Currency	10,227		(31)		(5,645)		(60,108)
Unrealized Appreciation of Investments and Foreign Currency	8,748		454		4,243		197,074
Undistributed Net Investment Income (Loss)	(2)		2		101		6,221

NET ASSETS	$30,257		$2,542		$36,113		$619,119

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$23,891		$1,341		$24,266		$543,669

N Class Share	$6,366		$1,201		$11,847		$75,450

CAPITAL SHARES OUTSTANDING: (4)
I Class Share	1,266,405		111,353		2,719,538		27,926,561

N Class Share	338,854		100,000		1,328,466		3,881,768

NET ASSET VALUE PER SHARE: (5)
I Class Share	$18.86		$12.04		$8.92		$19.47

N Class Share	$18.79		$12.01		$8.92		$19.44

(1)	The identified cost for the TCW Growth Equities Fund, the TCW International Growth Fund, the TCW International Small Cap Fund and the TCW Relative Value Large Cap Fund at October 31, 2013 was $21,632, $2,071, $31,389 and $431,210, respectively.
(2)	The identified cost for the TCW International Growth Fund and the TCW International Small Cap Fund at October 31, 2013 was $0, and $31, respectively.
(3)	Amount rounds to less than $1.
(4)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and the N Class shares, and for the TCW International Growth Fund, the TCW International Small Cap Fund and the TCW Relative Value Large Cap Fund is 2,000,000,000 for each of the I Class and N Class shares.
(5)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2013

	TCW Select Equities Fund	TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund	TCW Value Opportunities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$1,701,811	$287,633	$54,607	$155,252
Receivable for Securities Sold	—	2,951	322	2,481
Receivable for Fund Shares Sold	4,202	177	—	52
Interest and Dividends Receivable	242	22	4	13
Other Assets	13	—	18	18

Total Assets	1,706,268	290,783	54,951	157,816

LIABILITIES
Payable for Securities Purchased	—	3,392	688	2,465
Payable for Fund Shares Redeemed	1,140	636	—	143
Accrued Directors’ Fees and Expenses	9	9	9	9
Accrued Compliance Expense	2	1	— (2)	—	(2)
Accrued Management Fees	1,065	274	38	108
Accrued Distribution Fees	79	25	5	8
Other Accrued Expenses	338	160	50	70

Total Liabilities	2,633	4,497	790	2,803

NET ASSETS	$1,703,635	$286,286	$54,161	$155,013

NET ASSETS CONSIST OF:
Paid-in Capital	$1,117,416	$187,943	$45,697	$114,629
Accumulated Net Realized Gain (Loss) on Investments	53,838	35,486	(4,583)	(1,705)
Unrealized Appreciation of Investments	532,320	65,789	13,387	41,961
Undistributed Net Investment Income (Loss)	61	(2,932)	(340)	128

NET ASSETS	$1,703,635	$286,286	$54,161	$155,013

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,325,609	$165,248	$31,193	$118,138

N Class Share	$378,026	$121,038	$22,968	$36,875

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	53,369,770	4,630,223	2,175,708	4,448,145

N Class Share	16,023,282	3,555,000	1,601,758	1,414,560

NET ASSET VALUE PER SHARE: (4)
I Class Share	$24.84	$35.69	$14.34	$26.56

N Class Share	$23.59	$34.05	$14.34	$26.07

(1)	The identified cost for the TCW Select Equities Fund, the TCW Small Cap Growth Fund, the TCW SMID Cap Growth Fund and the TCW Value Opportunities Fund at October 31, 2013 was $1,169,491, $221,844, $41,220 and $113,291, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Select Equities Fund is 3,667,000,000 for each of the I Class and N Class shares, for the TCW Small Cap Growth Fund is 1,666,000,000 each of the I Class and N Class shares, for the TCW SMID Cap Growth Fund is 2,000,000,000 for each of the I Class and N Class shares and for the TCW Value Opportunities Fund is 4,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2013

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund (1)	TCW Dividend Focused Fund		TCW Emerging Markets Multi-Asset Opportunities Fund (2)		TCW Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$134		$— (3)	$23,410	(4)	$89	(4)	$25	(4)
Dividends from Investment in Affiliated Issuers	—		535	—		—		—
Interest	—	(3)	—	2		269		—	(3)

Total	134		535	23,412		358		25

Expenses:
Management Fees	51		—	6,488		102		17
Accounting Services Fees	3		5	83		1		3
Administration Fees	4		10	95		3		8
Transfer Agent Fees:
I Class	9		8	18		3		8
N Class	8		8	445		2		7
Custodian Fees	8		5	19		12		19
Professional Fees	31		13	47		27		14
Directors’ Fees and Expenses	26		26	26		9		26
Registration Fees:
I Class	10		12	16		13		12
N Class	12		12	33		12		12
Distribution Fees:
N Class	2		2	1,831		—	(3)	—	(3)
Compliance Expense	—	(3)	— (3)	15		—	(3)	—	(3)
Shareholder Reporting Expense	2		6	8		13		3
Other	6		6	112		3		5

Total	172		113	9,236		200		134

Less Expenses Borne by Investment Advisor:
I Class	55		—	—		50		88
N Class	27		18	—		14		23

Net Expenses	90		95	9,236		136		23

Net Investment Income	44		440	14,176		222		2

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	500		(13)	38,037		(133)		69
Investments in Affiliated Issuers	—		(167)	—		—		—
Realized Gain Distributed from
Affiliated Issuers	—		58	—		—		—
Foreign Currency	—		—	—		(21)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	1,645		(196)	170,206		2,187		485
Investments in Affiliated Issuers	—		1,842	—		—		—
Foreign Currency	—		—	—		24		—

Net Realized and Unrealized Gain on Investments	2,145		1,524	208,243		2,057		554

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,189		$1,964	$222,419		$ 2,279		$556

(1)	Formerly TCW Global Conservative Allocation Fund.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Amount rounds to less than $1.
(4)	Net of foreign taxes withheld of $2, $10 and $0 for the TCW Dividend Focused Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW Growth Fund, respectively.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2013

	TCW Growth Equities Fund		TCW International Growth Fund (1)		TCW International Small Cap Fund		TCW Relative Value Large Cap Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME (LOSS)
Income:
Dividends	$413	(2)	$34	(2)	$377	(2)	$16,136	(2)
Interest	—	(3)	—	(3)	—	(3)	2

Total	413		34		377		16,138

Expenses:
Management Fees	489		19		236		6,055
Accounting Services Fees	8		3		6		97
Administration Fees	15		5		12		116
Transfer Agent Fees:
I Class	17		8		8		447
N Class	16		7		8		20
Custodian Fees	22		30		45		20
Professional Fees	33		53		48		49
Directors’ Fees and Expenses	26		27		26		26
Registration Fees:
I Class	13		1		11		51
N Class	12		1		11		14
Distribution Fees:
N Class	18		3		30		152
Compliance Expense	2		—	(3)	1		12
Shareholder Reporting Expense	6		8		3		8
Other	11		11		19		145

Total	688		176		464		7,212

Less Expenses Borne by Investment Advisor:
I Class	49		78		—		—
N Class	52		71		27		—

Net Expenses	587		27		437		7,212

Net Investment Income (Loss)	(174)		7		(60)		8,926

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	16,999		(31)		2,583	(4)	77,349
Foreign Currency	—		(5)		(81)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(2,034)		454		3,312		128,586
Foreign Currency	—		—	(3)	—	(3)	—

Net Realized and Unrealized Gain on Investments and Foreign Currency	14,965		418		5,814		205,935

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,791		$425		$5,754		$214,861

(1)	For the period November 1, 2012 (Commencement of Operations) through October 31, 2013.
(2)	Net of foreign taxes withheld of $3, $2, $25 and $2 for the TCW Growth Equities Fund, the TCW International Growth Fund, the TCW International Small Cap Fund, and the TCW Relative Value Large Cap Fund, respectively.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes for the TCW International Small Cap Fund was $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2013

	TCW Select Equities Fund		TCW Small Cap Growth Fund	TCW SMID Cap Growth Fund		TCW Value Opportunities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME (LOSS)
Income:
Dividends	$13,457	(1)	$2,036 (1)	$218	(1)	$2,323
Interest	3		3	—	(2)	—	(2)

Total	13,460		2,039	218		2,323

Expenses:
Management Fees	10,283		4,436	454		1,149
Accounting Services Fees	129		48	7		16
Administration Fees	152		66	13		21
Transfer Agent Fees:
I Class	327		234	8		35
N Class	155		114	8		44
Custodian Fees	31		64	16		11
Professional Fees	52		66	48		30
Directors’ Fees and Expenses	26		26	26		26
Registration Fees:
I Class	34		20	12		12
N Class	20		14	11		13
Distribution Fees:
N Class	815		332	49		88
Compliance Expense	22		18	1		3
Shareholder Reporting Expense	8		9	2		5
Other	173		159	7		26

Total	12,227		5,606	662		1,479

Less Expenses Borne by Investment Advisor:
I Class	—		—	36		—
N Class	—		15	81		30

Net Expenses	12,227		5,591	545		1,449

Net Investment Income (Loss)	1,233		(3,552)	(327)		874

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investments	64,980		137,879	3,994		15,640
Change in Unrealized Appreciation (Depreciation) on: Investments	274,030		(34,758)	11,658		23,937

Net Realized and Unrealized Gain (Loss) on Investments	339,010		103,121	15,652		39,577

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$340,243		$99,569	$15,325		$40,451

(1)	Net of foreign taxes withheld of $64, $6 and $2 for the TCW Select Equities Fund, the TCW Small Cap Growth Fund and the TCW SMID Cap Growth Fund, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund		TCW Conservative Allocation Fund (1)
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$44	$89	$440	$381
Net Realized Gain (Loss) on Investments	500	1,289	(122)	(173)
Change in Unrealized Appreciation on Investments	1,645	1,174	1,646	831

Increase in Net Assets Resulting from Operations	2,189	2,552	1,964	1,039

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(62)	(75)	(386)	(197)
N Class	(10)	—	(18)	(16)
Distributions from Net Realized Gain:
I Class	—	—	—	(229)
N Class	—	—	—	(19)

Total Distributions to Shareholders	(72)	(75)	(404)	(461)

NET CAPITAL SHARE TRANSACTIONS
I Class	(1,263)	(17,854)	10,913	2,798
N Class	(173)	(112)	175	(361)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(1,436)	(17,966)	11,088	2,437

Increase (Decrease) in Net Assets	681	(15,489)	12,648	3,015
NET ASSETS
Beginning of Year	7,868	23,357	15,520	12,505

End of Year	$8,549	$7,868	$28,168	$15,520

Undistributed Net Investment Income	$26	$54	$342	$306

(1)	Formerly TCW Global Conservative Allocation Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Dividend Focused Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Period Ended October 31, 2013 (1)
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$14,176	$10,844	$222
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	38,037	1,331	(154)
Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	170,206	86,987	2,211

Increase in Net Assets Resulting from Operations	222,419	99,162	2,279

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(2,516)	(1,297)	—
N Class	(11,043)	(8,953)	—

Total Distributions to Shareholders	(13,559)	(10,250)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	45,079	37,363	38,625
N Class	108,538	6,389	30

Increase in Net Assets Resulting from Net Capital Shares Transactions	153,617	43,752	38,655

Increase in Net Assets	362,477	132,664	40,934
NET ASSETS
Beginning of Year	701,184	568,520	—

End of Year	$1,063,661	$701,184	$40,934

Undistributed Net Investment Income (Loss)	$(2)	$312	$198

(1)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Fund		TCW Growth Equities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$2	$(26)	$(174)	$(507)
Net Realized Gain on Investments	69	2,370	16,999	1,304
Change in Unrealized Appreciation (Depreciation) on Investments	485	421	(2,034)	(1,852)

Increase (Decrease) in Net Assets Resulting from Operations	556	2,765	14,791	(1,055)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(7)	(79)	—
N Class	—	— (1)	(17)	—
Distributions from Net Realized Gain:
I Class	—	(95)	(718)	(3,325)
N Class	—	(2)	(122)	(352)

Total Distributions to Shareholders	—	(104)	(936)	(3,677)

NET CAPITAL SHARE TRANSACTIONS
I Class	(168)	(26,702)	(54,698)	(19,739)
N Class	65	(657)	(5,716)	703

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(103)	(27,359)	(60,414)	(19,036)

Increase (Decrease) in Net Assets	453	(24,698)	(46,559)	(23,768)
NET ASSETS
Beginning of Year	2,069	26,767	76,816	100,584

End of Year	$2,522	$2,069	$30,257	$76,816

Undistributed Net Investment (Loss)	$(5)	$(30)	$(2)	$—

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Growth Fund (1)	TCW International Small Cap Fund
	Year Ended October 31, 2013	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$7	$(60)	$315
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(36)	2,502	(2,960)
Change in Unrealized Appreciation on Investments	454	3,312	3,397

Increase in Net Assets Resulting from Operations	425	5,754	752

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(932)	(138)
N Class	—	(636)	(90)

Total Distributions to Shareholders	—	(1,568)	(228)

NET CAPITAL SHARE TRANSACTIONS
I Class	1,117	3,293	5,034
N Class	1,000	(1,435)	331

Increase in Net Assets Resulting from Net Capital Shares Transactions	2,117	1,858	5,365

Increase in Net Assets	2,542	6,044	5,889
NET ASSETS
Beginning of Year	—	30,069	24,180

End of Year	$2,542	$36,113	$30,069

Undistributed Net Investment Income	$2	$101	$769

(1)	For the period November 1, 2012 (Commencement of Operations) through October 31, 2013.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Large Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$8,926	$6,965	$1,233	$(996)
Net Realized Gain (Loss) on Investments	77,349	(4,265)	64,980	18,906
Change in Unrealized Appreciation on Investments	128,586	78,022	274,030	59,408

Increase in Net Assets Resulting from Operations	214,861	80,722	340,243	77,318

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(8,071)	(3,769)	(1,995)	—
N Class	(416)	(224)	—	—
Distributions from Net Realized Gain:
I Class	—	—	(12,225)	(5,514)
N Class	—	—	(4,348)	(3,171)

Total Distributions to Shareholders	(8,487)	(3,993)	(18,568)	(8,685)

NET CAPITAL SHARE TRANSACTIONS
I Class	(388,837)	274,786	277,264	322,140
N Class	9,374	(6,377)	9,724	89,845

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(379,463)	268,409	286,988	411,985

Increase (Decrease) in Net Assets	(173,089)	345,138	608,663	480,618
NET ASSETS
Beginning of Year	792,208	447,070	1,094,972	614,354

End of Year	$619,119	$792,208	$1,703,635	$1,094,972

Undistributed Net Investment Income (Loss)	$6,221	$5,782	$61	$(933)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Small Cap Growth Fund		TCW SMID Cap Growth Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(3,552)	$(10,856)	$(327)	$(314)
Net Realized Gain (Loss) on Investments	137,879	(77,342)	3,994	(6,027)
Change in Unrealized Appreciation (Depreciation) on Investments	(34,758)	48,921	11,658	5,532

Increase (Decrease) in Net Assets Resulting from Operations	99,569	(39,277)	15,325	(809)

NET CAPITAL SHARE TRANSACTIONS
I Class	(727,041)	(98,314)	368	(598)
N Class	(100,922)	(42,615)	(732)	(5,377)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(827,963)	(140,929)	(364)	(5,975)

Increase (Decrease) in Net Assets	(728,394)	(180,206)	14,961	(6,784)
NET ASSETS
Beginning of Year	1,014,680	1,194,886	39,200	45,984

End of Year	$286,286	$1,014,680	$54,161	$39,200

Undistributed Net Investment Loss	$(2,932)	$(9,117)	$(340)	$(260)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Value Opportunities Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$874	$960
Net Realized Gain on Investments	15,640	6,967
Change in Unrealized Appreciation on Investments	23,937	11,798

Increase in Net Assets Resulting from Operations	40,451	19,725

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(784)	(614)
N Class	(184)	(11)
Distributions from Net Realized Gain:
I Class	(54)	—
N Class	(18)	—

Total Distributions to Shareholders	(1,040)	(625)

NET CAPITAL SHARE TRANSACTIONS
I Class	(7,270)	(17,829)
N Class	(5,118)	(5,739)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(12,388)	(23,568)

Increase (Decrease) in Net Assets	27,023	(4,468)
NET ASSETS
Beginning of Year	127,990	132,458

End of Year	$155,013	$127,990

Undistributed Net Investment Income	$128	$190

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2013

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the ‘‘Company’’), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 21 no-load mutual funds (the ‘‘Funds’’). TCW Investment Management Company (the ‘‘Advisor’’) is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 13 Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks long-term capital appreciation by investing in equity securities of 25 to 40 large capitalization companies.

TCW Dividend Focused Fund	Seeks high level of dividend income by investing equity securities issued by companies that have a record of paying dividends.

TCW Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 3000® Growth Index.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing primarily in equity securities of issued by companies with market capitalization within the range of companies comprising the Russell Mid Cap® Growth Index.

TCW Relative Value Large Cap Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies; current income is a secondary investment objective.

TCW Select Equities Fund	Seek long-term capital appreciation by investing in equity securities of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by small capitalization growth companies.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the ranges of companies comprising the Russell Mid Cap® Value Index.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified International Equity Fund

TCW International Growth Fund	Seeks long-term capital appreciation by investing in equity securities of companies across all market capitalizations that are domiciled outside the United States or whose primarily business operations are outside of the United States.

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing in equity securities of small capitalization companies that are domiciled outside the United States

Non-Diversified U.S. Equity Funds

TCW SMID Cap Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 2500® Growth Index.

Fund of Funds

TCW Conservative Allocation Fund (formerly TCW Global Conservative Allocation Fund)	Seeks current income and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

Effective March 1, 2013, the name of the TCW Global Conservative Allocation Fund changed to TCW Conservative Allocation Fund. There is no change in investment objective.

The TCW Conservative Allocation Fund invests in other TCW Funds and in Metropolitan West Funds which are affiliated funds.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of that class on each business day as of 1:00 p.m. Pacific Time.

Security Valuations:    Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing price as reported by the Exchange. All other securities for which over-the-counter (“OTC”) market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options, swaps and futures. Over-the-counter options are valued using dealer quotations. Open-end mutual funds held in the TCW Conservative Allocation Fund are valued based on the net asset value per share of the mutual fund.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

The value of short-term debt securities held in the Funds with remaining maturities of 60 days or less at the time of purchase is determined by using the amortized cost method applied to each individual security which approximates market value. Other short-term debt securities are valued on marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that a price received is not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities is as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for the movement of certain indexes of

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

securities based on a statistical analysis of the historical relationship, are categorized in Level 2 of the fair value hierarchy.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds are valued based upon the net asset values as reported by the fund companies. As such, they are categorized as Level 1.

Options contracts.    Exchange-listed options contracts traded on securities exchanges are fair value based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise, the fair value would categorized as Level 3. Options contracts traded over-the-counter (OTC) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC options contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2.

Warrants.    Warrants are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

As of October 31, 2013, the Funds, with the exception of the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund, categorized their investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of October 31, 2013 in valuing the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund investments:

TCW Emerging Markets Multi-Asset Opportunities Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$2,578,812	$—	$2,578,812
Beverages	—	173,000	—	173,000
Building Materials	—	547,375	—	547,375
Commercial Services	—	383,125	—	383,125
Diversified Financial Services	—	187,289	—	187,289
Electric	—	607,500	—	607,500
Engineering & Construction	—	209,000	—	209,000
Food	—	152,000	—	152,000
Foreign Government Bonds	—	3,487,339	—	3,487,339
Government Regional/Local	—	197,000	—	197,000
Investment Companies	—	265,300	—	265,300
Iron & Steel	—	188,500	—	188,500
Media	—	217,000	—	217,000
Mining	—	468,600	—	468,600
Oil & Gas	—	1,995,290	—	1,995,290
Real Estate	—	200,760	—	200,760
Telecommunications	—	137,087	—	137,087

Total Fixed Income Securities	—	11,994,977	—	11,994,977

Preferred Stock
Banks	482,333	528,938	—	1,011,271

Total Preferred Stock	482,333	528,938	—	1,011,271

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Multi-Asset Opportunities Fund (Continued)

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace/Defense	$—	$103,560	$—	$103,560
Airlines	179,448	240,384	—	419,832
Apparel	—	412,537	—	412,537
Auto Manufacturers	—	675,179	—	675,179
Auto Parts & Equipment	—	805,085	—	805,085
Banks	1,286,648	3,656,852	—	4,943,500
Building Materials	205,252	—	—	205,252
Chemicals	—	258,875	—	258,875
Commercial Services	203,275	—	—	203,275
Computers	289,042	66,019	—	355,061
Diversified Financial Services	—	1,409,753	—	1,409,753
Electronics	—	110,463	—	110,463
Energy-Alternate Sources	—	706,582	—	706,582
Engineering & Construction	—	82,615	—	82,615
Environmental Control	—	92,951	—	92,951
Food	—	559,525	—	559,525
Food Service	—	114,236	—	114,236
Healthcare-Products	—	98,076	—	98,076
Home Furnishings	—	272,047	—	272,047
Household Products/Wares	—	469,793	—	469,793
Insurance	—	1,014,831	—	1,014,831
Internet	1,511,442	844,385	—	2,355,827
Lodging	431,909	616,783	—	1,048,692
Machinery-Diversified	228,072	—	—	228,072
Media	—	268,643	—	268,643
Mining	103,112	—	—	103,112
Oil & Gas	52,125	764,740	—	816,865
Oil & Gas Services	—	518,684	—	518,684
Pharmaceuticals	—	642,304	—	642,304
Real Estate	—	649,345	—	649,345
Retail	448,266	367,176	—	815,442
Semiconductors	198,645	1,982,072	—	2,180,717
Shipbuilding	—	135,287	—	135,287
Telecommunications	787,863	1,539,835	—	2,327,698
Transportation	—	211,153	—	211,153

Total Common Stock	5,925,099	19,689,770	—	25,614,869

Total Exchange-Traded Funds	674,040	—	—	674,040
Short Term Investments*	—	2,461,809	—	2,461,809

Total Investments	7,081,472	34,675,494	—	41,756,966

Asset Derivatives
Forward Currency Contracts Forward Currency Risk	—	24,088	—	24,088

Total	$7,081,472	$34,699,582	$—	$41,781,054

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$63,060	$102,620	$—	$165,680
Commercial Banks	25,768	190,961	—	216,729
Construction & Engineering	—	31,662	—	31,662
Construction Materials	—	27,798	—	27,798
Diversified Financial Services	—	148,780	—	148,780
Energy Equipment & Services	—	26,998	—	26,998
Food & Staples Retailing	—	48,589	—	48,589
Gas Utilities	—	46,506	—	46,506
Health Care Providers & Services	28,096	—	—	28,096
Hotels, Restaurants & Leisure	—	28,544	—	28,544
Industrial Conglomerates	—	69,260	—	69,260
Insurance	—	22,949	—	22,949
Internet & Catalog Retail	—	27,880	—	27,880
Internet Software & Services	69,040	169,578	—	238,618
IT Services	38,482	118,758	—	157,240
Media	—	65,160	—	65,160
Metals & Mining	352,647	101,131	—	453,778
Miscellaneous	—	34,028	—	34,028
Multiline Retail	—	26,627	—	26,627
Oil, Gas & Consumable Fuels	63,022	107,761	—	170,783
Real Estate Management & Development	25,444	38,782	—	64,226
REIT	—	20,343	—	20,343
Road & Rail	—	20,498	—	20,498
Software	—	44,189	—	44,189
Specialty Retail	—	70,212	—	70,212
Textiles, Apparel & Luxury Goods	—	27,270	—	27,270
Transportation Infrastructure	25,661	53,137	—	78,798
Wireless Telecommunication Services	—	44,807	—	44,807

Total Common Stock	691,220	1,714,828	—	2,406,048

Warrants	80,861	—	—	80,861

Purchased Options — Foreign Currency Risk	—	38,341	—	38,341

Total Investments	$772,081	$1,753,169	$—	$2,525,250

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

TCW International Small Cap Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$1,586,807	$295,685	$—	$1,882,492
Chemicals	—	315,363	—	315,363
Commercial Banks	—	1,141,886	—	1,141,886
Computers & Peripherals	—	37,148	—	37,148
Construction & Engineering	—	146,250	—	146,250
Diversified Financial Services	460,874	680,524	—	1,141,398
Electrical Equipment	176,473	—	—	176,473
Energy Equipment & Services	289,768	327,932	—	617,700
Household Durables	—	346,857	—	346,857
Independent Power Producers & Energy Traders	—	637,512	—	637,512
Industrial Conglomerates	—	494,023	—	494,023
Insurance	—	474,014	—	474,014
Internet & Catalog Retail	—	195,160	—	195,160
Internet Software & Services	12,301	3,694,851	—	3,707,152
IT Services	962,040	2,377,649	—	3,339,689
Machinery	688,295	—	—	688,295
Media	—	1,729,966	—	1,729,966
Metals & Mining	4,450,923	1,163,244	—	5,614,167
Oil, Gas & Consumable Fuels	1,650,410	974,829	—	2,625,239
Professional Services	—	983,103	—	983,103
Real Estate Management & Development	804,673	1,375,922	—	2,180,595
Road & Rail	—	341,631	—	341,631
Software	733,154	2,323,059	—	3,056,213
Specialty Retail	—	842,220	—	842,220
Textiles, Apparel & Luxury Goods	—	716,665	—	716,665

Total Common Stock	11,815,718	21,615,493	—	33,431,211

Warrants	662,374	—	—	662,374
Purchased Options — Foreign Currency Risk	—	639,317	—	639,317
Short-Term Investments*	—	898,411	—	898,411

Total Investments	$12,478,092	$23,153,221	$—	$35,631,313

*	See Schedule of Investments for corresponding industries.

The TCW International Small Cap Fund had one transfer of $328,647 out of Level 1 and into Level 2 of the fair value hierarchy during the year ended October 31, 2013, due to a fair valuation of a foreign security as described previously. The TCW International Small Cap Fund had two transfers of $930,823 out of Level 2 and into Level 1 of the fair value hierarchy since the securities were valued using market close prices as reported by the exchange. None of the other funds had any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2013.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The Funds held no investments or other financial instruments at October 31, 2013 whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of those securities. Dividend received, if any, in excess of the cost basis of a security is recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2013, the TCW Emerging Markets Multi-Asset Opportunities Fund, the TCW International Growth Fund and the TCW International Small Cap Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (dollars amounts in thousands except notional amounts):

	Equity Risk	Foreign Currency Risk	Total
TCW Emerging Markets Multi-Asset Opportunities Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$24	$24

Total Value	$—	$24	$24

Statement of Operations:
Change in Unrealized Appreciation on:
Forward Currency Contracts	$—	$24	$24

Total Change in Unrealized (Appreciation)	$—	$24	$24

Notional Amounts or Shares/Units†
Forward Currency Contracts	$—	$1,882,090	$1,882,090

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

	Equity Risk	Foreign Currency Risk	Total
TCW International Growth Fund
Statements of Asset and Liabilities:
Asset Derivatives
Investments, at Value (1)	$—	$38	$38

Total Value	$—	$38	$38

Realized Loss on
Investments (2)	$(3)	$—	$(3)

Total Realized Loss	$(3)	$—	$(3)

Change in Unrealized Appreciation on:
Investments (3)	$—	$6	$6

Total Change in Unrealized Appreciation	$—	$6	$6

Notional Amounts or Shares/Units†
Purchased Options	2	13,333	13,335

TCW International Small Cap Fund
Statements of Asset and Liabilities:
Asset Derivatives
Investments, at Value (1)	$—	$639	$639

Total Value	$—	$639	$639

Statement of Operations:
Realized Loss on
Investments (2)	$(67)	$—	$(67)

Total Realized Loss	$(67)	$—	$(67)

Change in Unrealized Appreciation on:
Investments (3)	$—	$453	$453

Total Change in Unrealized Appreciation	$—	$453	$453

Notional Amounts or Shares/Units†
Purchased Options	53	350,000	350,053

(1)	Represents purchased options, at value.
(2)	Represents realized loss for purchased options.
(3)	Represents change in unrealized appreciation for purchased options during the period.
†	Amount disclosed represent average number of contracts or notional amounts, which is representative of the volume traded, for the months that the Fund held such derivatives during the year ended October 31, 2013.

Counterparty Exposure:    In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The TCW Emerging Markets Multi-Asset Opportunities Fund, which commenced operations on July 1, 2013, has implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance, the TCW Emerging Markets Multi-Asset Opportunities Fund discloses in the statements of assets and liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the TCW Emerging Markets Multi-Asset Opportunities Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

The following table presents the TCW Emerging Markets Multi-Asset Opportunities Fund’s OTC derivative assets and master repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of October 31, 2013 (in thousands):

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Collateral Received		Assets/ (Liabilities) Available for Offset	Net Amount of Assets (1)
Bank of America	$4	$—		$—	$4
JPMorgan Chase Bank	20			—	20
State Street Bank & Trust Co.	2,313	(2,313	) (2)	—	—

Total	$2,337	$(2,313)		$—	$24

(1)	Represents the net amount receivable from the counterparty in the event of default.
(2)	Collateral with a value of $2,362 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

Forward Foreign Currency Contracts:    A Fund, with the exception of the TCW Conservative Allocation Fund, may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Emerging Markets Multi-Asset Opportunities Fund had forward foreign currency contracts outstanding as of October 31, 2013.

Options.    A Fund, with the exception of the TCW Conservative Allocation Fund, may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. A Fund may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a recognized exchange or OTC. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. The TCW International Growth Fund and the TCW International Small Cap Fund purchased Japanese Yen put options to hedge against investments that are affected by the movement in Yen currency. Option contracts purchased by the Funds and outstanding at the end of the period are listed in the Funds’ Schedule of Investments.

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    A Fund, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. To guard against the deemed leverage, a Fund segregates cash or securities in the amount or value at least equal to the amount of these transactions.

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreements (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in each Fund’s Schedule of Investments.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2013.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Dividend Focused Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Equity Funds and the TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund are distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such dividends reduce the cost basis of those securities. Dividends received, if any, in excess of the cost basis of the security are recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in values.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments, derivative contracts and cash due from counterparties.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

TCW Funds, Inc.

October 31, 2013

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2013 and 2012, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2013	2012
TCW Conservative Allocation Fund	$122	$198
TCW Emerging Markets Multi-Asset Opportunities Fund	114	—
TCW Growth Fund	—	1,753
TCW International Small Cap Fund	—	2,885
TCW Relative Value Large Cap Fund	—	4,386
TCW Select Equities Fund	—	—
TCW Small Cap Growth Fund	—	78,610
TCW SMID Cap Growth Fund	—	5,723
TCW Value Opportunities Fund	—	—

At October 31, 2013, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$27	$—	$27
TCW Conservative Allocation Fund	344	—	344
TCW Emerging Markets Multi-Asset Opportunities Fund	223	—	223
TCW Growth Equities Fund	2,262	8,135	10,397
TCW International Growth Fund	22	—	22
TCW International Small Cap Fund	249	—	249
TCW Relative Value Large Cap Fund	6,223	—	6,223
TCW Select Equities Fund	1,153	54,534	55,687
TCW Small Cap Growth Fund	—	37,955	37,955
TCW Value Opportunities Fund	574	12,814	13,388

At the end of the previous fiscal year, October 31, 2012, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$53	$—	$53
TCW Conservative Allocation Fund	306	—	306
TCW Dividend Focused Fund	312	—	312
TCW Growth Equities Fund	836	—	836
TCW International Small Cap Fund	1,556	—	1,556
TCW Relative Value Large Cap Fund	5,782	—	5,782
TCW Select Equities Fund	—	16,541	16,541
TCW Value Opportunities Fund	63	68	131

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2013, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Dividend Focused Fund	$(931)	$944	$(13)
TCW Emerging Markets Multi-Asset Opportunities Fund	(24)	24	— (1)
TCW Growth Fund	23	—	(23)
TCW Growth Equities Fund	268	(6,485)	6,217
TCW International Growth Fund	(4)	5	(1)
TCW International Small Cap Fund	960	(960)	—
TCW Relative Value Large Cap Fund	— (1)	—	— (1)
TCW Select Equities Fund	1,756	(8,793)	7,037
TCW Small Cap Growth Fund	9,737	(14,878)	5,141
TCW SMID Cap Growth Fund	247	—	(247)
TCW Value Opportunities Fund	32	(1,089)	1,057

(1)	Amount less than $ 1.

During the year ended October 31, 2013, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$72	$—	$72
TCW Conservative Allocation Fund	404	—	404
TCW Dividend Focused Fund	13,559	—	13,559
TCW Growth Equities Fund	936	—	936
TCW International Small Cap Fund	1,568	—	1,568
TCW Relative Value Large Cap Fund	8,487	—	8,487
TCW Select Equities Fund	1,995	16,573	18,568
TCW Value Opportunities Fund	968	72	1,040

For the previous fiscal year ended October 31, 2012, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$75	$—	$75
TCW Conservative Allocation Fund	240	221	461
TCW Dividend Focused Fund	10,250	—	10,250
TCW Growth Fund	69	35	104
TCW Growth Equities Fund	9	3,668	3,677
TCW International Small Cap Fund	228	—	228
TCW Relative Value Large Cap Fund	3,993	—	3,993
TCW Select Equities Fund	—	8,685	8,685
TCW Value Opportunities	625	—	625

TCW Funds, Inc.

October 31, 2013

Note 4 — Federal Income Taxes (Continued)

At October 31, 2013, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$1,790	$(45)	$1,745	$6,902
TCW Conservative Allocation Fund	2,966	(248)	2,718	24,914
TCW Dividend Focused Fund	262,203	(16,172)	246,031	818,803
TCW Emerging Markets Multi-Asset Opportunities Fund	2,717	(546)	2,171	39,586
TCW Growth Fund	578	(41)	537	2,008
TCW Growth Equities Fund	8,709	(131)	8,578	21,802
TCW International Growth Fund	429	(24)	405	2,120
TCW International Small Cap Fund	5,357	(1,656)	3,701	31,931
TCW Relative Value Large Cap Fund	194,909	(1,053)	193,856	434,428
TCW Select Equities Fund	548,928	(18,006)	530,922	1,170,889
TCW Small Cap Growth Fund	70,098	(6,776)	63,322	224,311
TCW SMID Cap Growth Fund	13,915	(946)	12,969	41,638
TCW Value Opportunities Fund	42,827	(2,534)	40,293	114,959

At October 31, 2013, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2015	2016	2017	2019
TCW Concentrated Value Fund	$—	$—	$9,511	$—
TCW Dividend Focused Fund	—	37,347	199,251	—
TCW Relative Value Large Cap Fund	—	—	56,889	—
TCW Select Equities Fund (1)	—	387	—	—
TCW SMID Cap Growth Fund	—	—	—	2,116
TCW Value Opportunities Fund (1)	7,220	6,075	—	—

(1)	Utilization of the loss is subject to limitations under Section 382 of the Internal Revenue Code.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Conservative Allocation Fund	$320	$—	$320
TCW Emerging Markets Multi-Asset Opportunities Fund	114	—	114
TCW Growth Fund	1,107	577	1,684
TCW International Small Cap Fund	3,348	1,900	5,248
TCW SMID Cap Growth Fund	2,049	—	2,049

The Funds did not have any unrecognized tax benefits at October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2013. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW International Growth Fund	0.85%
TCW International Small Cap Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly, as a shareholder in the affiliated funds in which the Fund invests. In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Company’s compliance program as required by the Securities Exchange Commission. These amounts are allocated to the Funds based on management fees and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets

TCW Concentrated Value Fund
I Class	1.15%	(1)
N Class	1.15%	(1)
TCW Conservative Allocation Fund
I Class	0.85%	(1)
N Class	0.85%	(1)

TCW Funds, Inc.

October 31, 2013

Note 5 — Fund Management Fees and Other Expenses (Continued)

TCW Dividend Focused Fund
I Class	1.24%	(2)
N Class	1.24%	(2)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.26%	(3)
N Class	1.26%	(3)
TCW Growth Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Growth Equities Fund
I Class	1.20%	(1)
N Class	1.20%	(1)
TCW International Growth Fund
I Class	1.04%	(1)
N Class	1.34%	(1)
TCW International Small Cap Fund
I Class	1.44%	(1)
N Class	1.44%	(1)
TCW Relative Value Large Cap Fund
I Class	1.16%	(2)
N Class	1.16%	(2)
TCW Select Equities Fund
I Class	1.28%	(2)
N Class	1.28%	(2)
TCW Small Cap Growth Fund
I Class	1.44%	(2)
N Class	1.44%	(2)
TCW SMID Cap Growth Fund
I Class	1.20%	(1)
N Class	1.20%	(1)
TCW Value Opportunities Fund
I Class	1.23%	(1)
N Class	1.23%	(1)

(1)	These limitations are based on an agreement between the Advisor and the Company for a one-year period.
(2)	Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2013. These limitations are voluntary and terminable in a six month notice.
(3)	This contractual fee waiver/expense reimbursement is for the period July 1, 2013 through June 30, 2014.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred is recorded on the Funds’ books as other liabilities. Deferred compensation is included within Directors’ fees and expenses in the Statements of Assets and Liabilities.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Transactions with Affiliates

The summary of TCW Conservative Allocation transactions in the affiliated funds for the year ended October 31, 2013 is as follows:

Name of Affiliated Fund	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Period (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In thousands)
Metropolitan West Low Duration Bond Fund—I Class	—	942,886	(37,676)	905,210	$7,966	$26	$—
TCW Growth Equities Fund—I Class	25,211	47,033	(27,458)	44,786	845	—	—
TCW Relative Value Large Cap Fund—I Class	63,657	155,071	(8,722)	210,006	4,089	12	—
TCW Select Equities Fund—I Class	180,413	126,313	(58,918)	247,808	6,155	9	58
TCW Total Return Bond Fund—I Class	881,694	666,232	(916,108)	631,818	6,400	485	—
TCW Value Opportunities Fund—I Class	—	62,469	(29,465)	33,004	877	3	—	(1)

Total					$26,332	$535	$58

(1)	Amounts round to less than 0.01%.

The ownership percentage of TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2013 is as follows:

Name of Affiliated Fund	Ownership Percentage (2)
Metropolitan West Low Duration Bond Fund	0.24%
TCW Growth Equities Fund	2.79%
TCW Relative Value Large Cap Fund	0.66%
TCW Select Equities Fund	0.36%
TCW Total Return Bond Fund	0.08%
TCW Value Opportunities Fund	0.57%

(2)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Metropolitan West Low Duration Bond Fund and the TCW Total Return Bond Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

TCW Funds, Inc.

October 31, 2013

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2013, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Concentrated Value Fund	$3,065	$4,777	$—	$—
TCW Conservative Allocation Fund	23,762	12,805	—	—
TCW Dividend Focused Fund	277,089	153,811	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	32,490	15,580	—	—
TCW Growth Fund	843	1,088	—	—
TCW Growth Equities Fund	36,425	90,779	—	—
TCW International Growth Fund	8,780	6,708	—	—
TCW International Small Cap Fund	93,452	94,307	—	—
TCW Relative Value Large Cap Fund	283,884	641,677	—	—
TCW Select Equities Fund	569,727	324,818	—	—
TCW Small Cap Growth Fund	352,646	1,062,908	—	—
TCW SMID Cap Growth Fund	32,327	31,531	—	—
TCW Value Opportunities Fund	40,969	52,857	—	—

Cost basis of the securities transferred in-kind for the TCW Emerging Markets Multi-Asset Opportunities Fund was $20,124.

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	73,491	$1,076	16,687	$198
Shares Issued upon Reinvestment of Dividends	4,995	61	2,378	26
Shares Redeemed	(176,772)	(2,400)	(1,521,441)	(18,078)

Net Decrease	(98,286)	$(1,263)	(1,502,376)	$(17,854)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	14,097	$195	6,224	$71
Shares Issued upon Reinvestment of Dividends	741	9	—	—
Shares Redeemed	(27,864)	(377)	(15,557)	(183)

Net Decrease	(13,026)	$(173)	(9,333)	$(112)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Conservative Allocation Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,223,389	$13,722	456,128	$4,817
Shares Issued upon Reinvestment of Dividends	32,265	349	41,575	414
Shares Redeemed	(277,764)	(3,158)	(229,978)	(2,433)

Net Increase	977,890	$10,913	267,725	$2,798

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	41,686	$470	27,312	$290
Shares Issued upon Reinvestment of Dividends	1,368	15	2,881	29
Shares Redeemed	(27,665)	(310)	(64,691)	(680)

Net Increase	15,389	$175	(34,498)	$(361)

TCW Dividend Focused Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,197,856	$86,457	4,488,737	$51,829
Shares Issued upon Reinvestment of Dividends	182,991	2,391	113,715	1,250
Shares Redeemed	(3,199,651)	(43,769)	(1,462,243)	(15,716)

Net Increase	3,181,196	$45,079	3,140,209	$37,363

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,659,659	$344,481	17,202,495	$194,460
Shares Issued upon Reinvestment of Dividends	792,372	10,590	742,838	8,354
Shares Redeemed	(18,062,579)	(246,533)	(17,453,370)	(196,425)

Net Increase	7,389,452	$108,538	491,963	$6,389

TCW Emerging Markets Multi-Asset Opportunities Fund	July 1, 2013 (Commencement of Operations) through October 31, 2013
I Class	Shares	Amount (in thousands)
Shares Sold	1,126,075	$11,606
Shares Issued In Exchange for Securities Transferred	2,823,581	28,236
Shares Redeemed	(119,927)	(1,217)

Net Increase	3,829,729	$38,625

N Class	Shares	Amount (in thousands)
Shares Sold	5,399	$56
Shares Redeemed	(2,478)	(26)

Net Increase	2,921	$30

TCW Funds, Inc.

October 31, 2013

Note 9 — Capital Share Transactions (Continued)

TCW Growth Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	752	$18	75,002	$1,617
Shares Issued upon Reinvestment of Dividends	—	—	110	2
Shares Redeemed	(7,230)	(186)	(27,623)	(592)
Shares Redeemed through In-Kind Redemption	—	—	(1,193,161)	(27,729)

Net Decrease	(6,478)	$(168)	(1,145,672)	$(26,702)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,022	$103	1,561	$36
Shares Issued upon Reinvestment of Dividends	—	—	21	—	(1)
Shares Redeemed	(1,489)	(38)	(30,032)	(693)

Net Increase	2,533	$65	(28,450)	$(657)

TCW Growth Equities Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	215,289	$3,617	426,456	$6,122
Shares Issued upon Reinvestment of Dividends	21,939	305	134,501	1,803
Shares Redeemed	(3,796,222)	(58,620)	(1,947,251)	(27,664)

Net Decrease	(3,558,994)	$(54,698)	(1,386,294)	$(19,739)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	107,250	$1,575	323,388	$4,400
Shares Issued upon Reinvestment of Dividends	9,801	136	25,440	340
Shares Redeemed	(491,826)	(7,427)	(284,804)	(4,037)

Net Decrease	(374,775)	$(5,716)	64,024	$703

TCW International Growth Fund	November 1, 2012 (Commencement of Operations) through October 31, 2013
I Class	Shares	Amount (in thousands)
Shares Sold	111,836	$1,122
Shares Redeemed	(483)	(5)

Net Increase	111,353	$1,117

N Class	Shares	Amount (in thousands)
Shares Sold	100,000	$1,000

Net Increase	100,000	$1,000

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW International Small Cap Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,085,301	$9,011	1,298,585	$9,925
Shares Issued upon Reinvestment of Dividends	125,804	931	20,062	138
Shares Redeemed	(835,567)	(6,649)	(665,885)	(5,029)

Net Increase	375,538	$3,293	652,762	$5,034

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	287,239	$2,339	283,731	$2,185
Shares Issued upon Reinvestment of Dividends	85,561	633	13,018	90
Shares Redeemed	(541,943)	(4,407)	(256,477)	(1,944)

Net Decrease	(169,143)	$(1,435)	40,272	$331

TCW Relative Value Large Cap Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	17,701,021	$304,943	27,574,402	$391,172
Shares Issued upon Reinvestment of Dividends	530,270	7,949	280,026	3,629
Shares Redeemed	(40,070,341)	(701,729)	(8,491,531)	(120,015)

Net Decrease	(21,839,050)	$(388,837)	19,362,897	$274,786

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,434,248	$25,595	789,200	$11,379
Shares Issued upon Reinvestment of Dividends	26,402	396	16,680	216
Shares Redeemed	(952,151)	(16,617)	(1,304,336)	(17,972)

Net Increase	508,499	$9,374	(498,456)	$(6,377)

TCW Select Equities Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	26,027,197	$566,119	24,302,956	$468,216
Shares Issued upon Reinvestment of Dividends	356,739	7,067	241,820	4,307
Shares Redeemed	(13,517,185)	(295,922)	(7,828,219)	(150,383)

Net Increase	12,866,751	$277,264	16,716,557	$322,140

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,036,957	$104,275	16,129,066	$291,713
Shares Issued upon Reinvestment of Dividends	224,606	4,236	184,633	3,133
Shares Redeemed	(4,759,979)	(98,787)	(11,297,772)	(205,001)

Net Increase	501,584	$9,724	5,015,927	$89,845

TCW Funds, Inc.

October 31, 2013

Note 9 — Capital Share Transactions (Continued)

TCW Small Cap Growth Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,559,412	$44,173	11,648,066	$319,934
Shares Redeemed	(27,912,797)	(771,214)	(15,040,680)	(418,248)

Net Decrease	(26,353,385)	$(727,041)	(3,392,614)	$(98,314)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	800,467	$22,139	1,548,101	$40,303
Shares Redeemed	(4,521,213)	(123,061)	(3,176,806)	(82,918)

Net Decrease	(3,720,746)	$(100,922)	(1,628,705)	$(42,615)

TCW SMID Cap Growth Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	275,197	$3,276	124,844	$1,318
Shares Redeemed	(250,963)	(2,908)	(186,922)	(1,916)

Net Increase	24,234	$368	(62,078)	$(598)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	557,540	$6,461	67,424	$700
Shares Redeemed	(623,006)	(7,193)	(600,903)	(6,077)

Net Decrease	(65,466)	$(732)	(533,479)	$(5,377)

TCW Value Opportunities Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	475,100	$11,245	440,975	$8,176
Shares Issued upon Reinvestment of Dividends	32,449	665	25,251	441
Shares Redeemed	(820,371)	(19,180)	(1,396,723)	(26,446)

Net Decrease	(312,822)	$(7,270)	(930,497)	$(17,829)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	99,804	$2,276	264,503	$4,725
Shares Issued upon Reinvestment of Dividends	9,668	195	612	11
Shares Redeemed	(330,934)	(7,589)	(577,840)	(10,475)

Net Decrease	(221,462)	$(5,118)	(312,725)	$(5,739)

(1)	Amount rounds to less than $1.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2013.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 11 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 12 — Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The TCW Emerging Markets Multi-Asset Opportunities Fund, which commenced operations on July 1, 2013, adopted the new disclosure requirements in Note 2. The remaining Funds are in the process of evaluating the disclosure requirements and any impact that the new disclosures will have on their financial statements.

On June 7, 2013, the FASB issued ASU No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements. ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$12.20	$10.83	$10.99	$9.98	$9.62

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08	0.05	0.04	0.03	0.10
Net Realized and Unrealized Gain (Loss) on Investments	3.86	1.36	(0.17)	1.07	0.33

Total from Investment Operations	3.94	1.41	(0.13)	1.10	0.43

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.04)	(0.03)	(0.09)	(0.07)

Net Asset Value per Share, End of Year	$16.02	$12.20	$10.83	$10.99	$9.98

Total Return	32.67%	12.94%	(1.23)%	11.05%	4.64%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,628	$7,007	$22,496	$34,285	$34,867
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.95%	1.19%	0.96%	0.91%	1.00%
After Expense Reimbursement	1.14%	1.19%	N/A	N/A	0.86%
Ratio of Net Investment Income to Average Net Assets	0.56%	0.43%	0.31%	0.32%	1.11%
Portfolio Turnover Rate	39.65%	24.99%	38.18%	53.50%	72.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011		2010	2009
Net Asset Value per Share, Beginning of Year	$12.11	$10.71	$10.95		$9.94	$9.58

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08	0.05	0.00	(2)	0.01	0.06
Net Realized and Unrealized Gain (Loss) on Investments	3.82	1.35	(0.24)		1.05	0.34

Total from Investment Operations	3.90	1.40	(0.24)		1.06	0.40

Less Distributions:
Distributions from Net Investment Income	(0.16)	—	(0.00	) (2)	(0.05)	(0.04)

Net Asset Value per Share, End of Year	$15.85	$12.11	$10.71		$10.95	$9.94

Total Return	32.61%	13.07%	(2.19)%		10.71%	4.24%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$921	$861	$861		$30,786	$28,239
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.15%	3.29%	1.18%		1.17%	1.30%
After Expense Reimbursement	1.14%	1.18%	N/A		N/A	1.25%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.45%	0.01%		0.05%	0.72%
Portfolio Turnover Rate	39.65%	24.99%	38.18%		53.50%	72.56%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund (1)

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$10.91	$10.51	$10.79	$9.87	$8.60

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.22	0.32	0.21	0.23	0.25
Net Realized and Unrealized Gain on Investments	0.79	0.51	0.17	0.94	1.14

Total from Investment Operations	1.01	0.83	0.38	1.17	1.39

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.20)	(0.19)	(0.25)	(0.12)
Distributions from Net Realized Gain	—	(0.23)	(0.47)	—	—

Total Distributions	(0.26)	(0.43)	(0.66)	(0.25)	(0.12)

Net Asset Value per Share, End of Year	$11.66	$10.91	$10.51	$10.79	$9.87

Total Return	9.42%	8.35%	3.63%	12.08%	16.38%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$27,121	$14,705	$11,356	$4,746	$4,195
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	0.40%	0.67%	1.08%	1.74%	3.28%
After Expense Reimbursement	N/A	N/A	0.85%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.98%	1.97%	2.27%	2.81%
Portfolio Turnover Rate	57.98%	59.12%	93.92%	42.93%	64.78%

(1)	Formerly TCW Global Conservative Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

TCW Conservative Allocation Fund (1)

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$10.89	$10.51	$10.79	$9.86	$8.60

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.18	0.29	0.21	0.22	0.25
Net Realized and Unrealized Gain on Investments	0.78	0.52	0.17	0.96	1.13

Total from Investment Operations	0.96	0.81	0.38	1.18	1.38

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.20)	(0.19)	(0.25)	(0.12)
Distributions from Net Realized Gain	—	(0.23)	(0.47)	—	—

Total Distributions	(0.24)	(0.43)	(0.66)	(0.25)	(0.12)

Net Asset Value per Share, End of Year	$11.61	$10.89	$10.51	$10.79	$9.86

Total Return	8.97%	8.09%	3.63%	12.19%	16.26%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,047	$815	$1,149	$209	$106
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	2.84%	2.70%	3.76%	15.40%	31.04%
After Expense Reimbursement	0.85%	0.85%	0.85%	0.89%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.58%	2.72%	1.95%	2.19%	2.84%
Portfolio Turnover Rate	57.98%	59.12%	93.92%	42.93%	64.78%

(1)	Formerly TCW Global Conservative Allocation Fund.
(2)	Computed using average shares outstanding throughout the period.
(3)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$11.77	$10.18	$9.60	$8.28	$7.70

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.22	0.18	0.18	0.23
Net Realized and Unrealized Gain on Investments	3.36	1.60	0.59	1.31	0.61

Total from Investment Operations	3.61	1.82	0.77	1.49	0.84

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.23)	(0.19)	(0.17)	(0.25)
Distributions from Return of Capital	—	—	—	—	(0.01)

Total Distributions	(0.27)	(0.23)	(0.19)	(0.17)	(0.26)

Net Asset Value per Share, End of Year	$15.11	$11.77	$10.18	$9.60	$8.28

Total Return	31.06%	18.03%	8.05%	18.13%	11.58%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$176,226	$99,787	$54,367	$57,797	$44,125
Ratio of Expenses to Average Net Assets	0.82%	0.85%	0.86%	0.90%	0.92%
Ratio of Net Investment Income to Average Net Assets	1.86%	1.95%	1.76%	1.95%	3.27%
Portfolio Turnover Rate	18.37%	23.15%	37.51%	25.77%	26.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$11.92	$10.29	$9.68	$8.36	$7.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.19	0.15	0.15	0.21
Net Realized and Unrealized Gain on Investments	3.41	1.62	0.60	1.31	0.63

Total from Investment Operations	3.63	1.81	0.75	1.46	0.84

Less Distributions:
Distributions from Net Investment Income	(0.21)	(0.18)	(0.14)	(0.14)	(0.19)
Distributions from Return of Capital	—	—	—	—	(0.01)

Total Distributions	(0.21)	(0.18)	(0.14)	(0.14)	(0.20)

Net Asset Value per Share, End of Year	$15.34	$11.92	$10.29	$9.68	$8.36

Total Return	30.71%	17.68%	7.73%	17.66%	11.38%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$887,435	$601,397	$514,153	$550,305	$552,767
Ratio of Expenses to Average Net Assets	1.11%	1.14%	1.17%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	1.60%	1.70%	1.45%	1.68%	2.92%
Portfolio Turnover Rate	18.37%	23.15%	37.51%	25.77%	26.48%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	July 1, 2013 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.07
Net Realized and Unrealized Gain on Investments	0.61

Total from Investment Operations	0.68

Net Asset Value per Share, End of Period	$10.68

Total Return	6.80	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$40,903
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.72	% (3)
After Expense Reimbursement	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.06	% (3)
Portfolio Turnover Rate	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	July 1, 2013 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Period	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.06
Net Realized and Unrealized Gain on Investments	0.56

Total from Investment Operations	0.62

Net Asset Value per Share, End of Period	$10.62

Total Return	6.20	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	480.73	% (3)
After Expense Reimbursement	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	1.72	% (3)
Portfolio Turnover Rate	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$22.37	$21.13	$19.95	$16.27	$12.94

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.02	(0.02)	(0.07)	(0.10)	(0.08)
Net Realized and Unrealized Gain on Investments	6.09	1.35	1.25	3.78	3.41

Total from Investment Operations	6.11	1.33	1.18	3.68	3.33

Less Distributions:
Distributions from Net Investment Income	—	(0.01)	—	—	—
Distributions from Net Realized Gain	—	(0.08)	—	—	—

Total Distributions	—	(0.09)	—	—	—

Net Asset Value per Share, End of Year	$28.48	$22.37	$21.13	$19.95	$16.27

Total Return	27.31%	6.30%	5.86%	22.68%	25.74%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,347	$1,988	$26,089	$663	$407
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.04%	1.19%	1.32%	13.74%	15.94%
After Expense Reimbursement	0.99%	0.99%	0.99%	1.37%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	(0.10)%	(0.33)%	(0.56)%	(0.55)%
Portfolio Turnover Rate	38.21%	45.47%	103.57%	65.37%	55.51%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012		2011	2010	2009
Net Asset Value per Share, Beginning of Year	$22.39	$21.13		$19.95	$16.27	$12.94

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.00 (2)	(0.02)		(0.06)	(0.10)	(0.08)
Net Realized and Unrealized Gain on Investments	6.12	1.36		1.24	3.78	3.41

Total from Investment Operations	6.12	1.34		1.18	3.68	3.33

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (2)	—	—	—
Distributions from Net Realized Gain	—	(0.08)		—	—	—

Total Distributions	—	(0.08)		—	—	—

Net Asset Value per Share, End of Year	$28.51	$22.39		$21.13	$19.95	$16.27

Total Return	27.33%	6.39%		5.86%	22.68%	25.73%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$175	$81		$678	$534	$407
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	20.60%	3.85%		6.97%	13.99%	16.16%
After Expense Reimbursement	0.99%	0.99%		0.99%	1.37%	1.38%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.01%	(0.11)%		(0.28)%	(0.56)%	(0.56)%
Portfolio Turnover Rate	38.21%	45.47%		103.57%	65.37%	55.51%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$13.87	$14.66	$13.95	$10.87	$8.73

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.05)	(0.08)	(0.11)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	5.24	(0.15)	0.82	3.17	2.24

Total from Investment Operations	5.19	(0.23)	0.71	3.08	2.14

Less Distributions:
Distributions from Net Investment Income	(0.02)	—	—	—	—
Distributions from Net Realized Gain	(0.18)	(0.56)	—	—	—

Total Distributions	(0.20)	(0.56)	—	—	—

Net Asset Value per Share, End of Year	$18.86	$13.87	$14.66	$13.95	$10.87

Total Return	37.96%	(1.43)%	5.09%	28.33%	24.51%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$23,891	$66,951	$91,091	$101,943	$43,125
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	1.21%	1.20%	1.27%	1.52%
After Expense Reimbursement	1.20%	1.20%	1.20%	N/A	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.54)%	(0.72)%	(0.67)%	(1.10)%
Portfolio Turnover Rate	78.65%	48.75%	50.74%	71.30%	69.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$13.82	$14.61	$13.90	$10.84	$8.71

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.08)	(0.11)	(0.09)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	5.23	(0.15)	0.82	3.15	2.23

Total from Investment Operations	5.17	(0.23)	0.71	3.06	2.13

Less Distributions:
Distributions from Net Investment Income	(0.02)	—	—	—	—
Distributions from Net Realized Gain	(0.18)	(0.56)	—	—	—

Total Distributions	(0.20)	(0.56)	—	—	—

Net Asset Value per Share, End of Year	$18.79	$13.82	$14.61	$13.90	$10.84

Total Return	37.93%	(1.44)%	5.11%	28.23%	24.46%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,366	$9,865	$9,493	$10,542	$4,476
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.93%	1.73%	1.73%	2.03%	2.38%
After Expense Reimbursement	1.20%	1.20%	1.20%	1.32%	1.47%
Ratio of Net Investment Loss to Average Net Assets	(0.36)%	(0.53)%	(0.73)%	(0.69)%	(1.09)%
Portfolio Turnover Rate	78.65%	48.75%	50.74%	71.30%	69.14%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW International Growth Fund

Financial Highlights — I Class

November 1, 2012 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05
Net Realized and Unrealized Gain on Investments	1.99

Total from Investment Operations	2.04

Net Asset Value per Share, End of Year	$12.04

Total Return	20.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,341
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.74%
After Expense Reimbursement	1.04%
Ratio of Net Investment Income to Average Net Assets	0.46%
Portfolio Turnover Rate	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW International Growth Fund

Financial Highlights — N Class

November 1, 2012 (Commencement of Operations) through October 31, 2013
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.02
Net Realized and Unrealized Gain on Investments	1.99

Total from Investment Operations	2.01

Net Asset Value per Share, End of Year	$12.01

Total Return	20.10%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,201
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.99%
After Expense Reimbursement	1.34%
Ratio of Net Investment Income to Average Net Assets	0.15%
Portfolio Turnover Rate	309.74%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,		February 28, 2011 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Period	$7.83	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.01)	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.55	0.13	(2.28)

Total from Investment Operations	1.54	0.22	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.45)	(0.07)	—

Net Asset Value per Share, End of Period	$8.92	$7.83	$7.68

Total Return	20.77%	2.92%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$24,266	$18,354	$12,988
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.36%	1.32%	1.60	% (3)
After Expense Reimbursement	N/A	N/A	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.17)%	1.16%	(0.69	)% (3)
Portfolio Turnover Rate	301.86%	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,		February 28, 2011 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Period	$7.82	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.02)	0.08	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.56	0.12	(2.28)

Total from Investment Operations	1.54	0.20	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.06)	—

Net Asset Value per Share, End of Period	$8.92	$7.82	$7.68

Total Return	20.77%	2.75%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,847	$11,715	$11,192
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.67%	1.64%	1.94	% (3)
After Expense Reimbursement	1.44%	1.44%	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.23)%	1.00%	(0.65	)% (3)
Portfolio Turnover Rate	301.86%	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$14.91	$13.05	$12.42	$11.06	$9.80

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.16	0.12	0.13	0.17
Net Realized and Unrealized Gain on Investments	4.53	1.82	0.65	1.41	1.28

Total from Investment Operations	4.72	1.98	0.77	1.54	1.45

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.12)	(0.14)	(0.18)	(0.19)

Net Asset Value per Share, End of Year	$19.47	$14.91	$13.05	$12.42	$11.06

Total Return	31.99%	15.33%	6.16%	14.14%	15.25%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$543,669	$741,996	$396,729	$373,921	$412,831
Ratio of Expenses to Average Net Assets	0.87%	0.89%	0.92%	1.07%	1.11%
Ratio of Net Investment Income to Average Net Assets	1.13%	1.14%	0.90%	1.14%	1.79%
Portfolio Turnover Rate	37.33%	19.71%	26.76%	34.49%	40.28%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$14.89	$13.00	$12.38	$11.03	$9.75

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.13	0.09	0.12	0.16
Net Realized and Unrealized Gain on Investments	4.52	1.83	0.64	1.40	1.29

Total from Investment Operations	4.67	1.96	0.73	1.52	1.45

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.07)	(0.11)	(0.17)	(0.17)

Net Asset Value per Share, End of Year	$19.44	$14.89	$13.00	$12.38	$11.03

Total Return	31.64%	15.11%	5.88%	13.96%	15.22%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$75,450	$50,212	$50,341	$67,688	$103,155
Ratio of Expenses to Average Net Assets	1.13%	1.14%	1.18%	1.19%	1.21%
Ratio of Net Investment Income to Average Net Assets	0.83%	0.92%	0.65%	1.06%	1.72%
Portfolio Turnover Rate	37.33%	19.71%	26.76%	34.49%	40.28%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012		2011	2010	2009
Net Asset Value per Share, Beginning of Year	$19.81	$18.17		$16.18	$13.45	$12.96

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.03	(0.00	) (2)	(0.04)	(0.03)	(0.04)
Net Realized and Unrealized Gain on Investments	5.34	1.86		2.03	2.76	2.36

Total from Investment Operations	5.37	1.86		1.99	2.73	2.32

Less Distributions:
Distributions from Net Investment Income	(0.05)	—		—	—	—
Distributions from Net Realized Gain	(0.29)	(0.22)		—	—	(1.83)

Total Distributions	(0.34)	(0.22)		—	—	(1.83)

Net Asset Value per Share, End of Year	$24.84	$19.81		$18.17	$16.18	$13.45

Total Return	27.53%	10.37%		12.30%	20.30%	22.30%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,325,609	$802,524		$432,203	$388,735	$360,290
Ratio of Expenses to Average Net Assets	0.83%	0.86%		0.90%	0.92%	0.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.15%	(0.01)%		(0.23)%	(0.19)%	(0.31)%
Portfolio Turnover Rate	24.55%	19.74%		28.13%	23.75%	36.82%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$18.84	$17.34	$15.48	$12.92	$12.55

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.02)	(0.06)	(0.09)	(0.07)	(0.07)
Net Realized and Unrealized Gain on Investments	5.06	1.78	1.95	2.63	2.27

Total from Investment Operations	5.04	1.72	1.86	2.56	2.20

Less Distributions:
Distributions from Net Realized Gain	(0.29)	(0.22)	—	—	(1.83)

Net Asset Value per Share, End of Year	$23.59	$18.84	$17.34	$15.48	$12.92

Total Return	27.14%	10.06%	12.02%	19.81%	22.02%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$378,026	$292,448	$182,151	$125,638	$140,963
Ratio of Expenses to Average Net Assets	1.10%	1.14%	1.20%	1.24%	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.10)%	(0.31)%	(0.55)%	(0.51)%	(0.58)%
Portfolio Turnover Rate	24.55%	19.74%	28.13%	23.75%	36.82%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$26.74	$27.84	$26.52	$21.18	$15.23

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.20)	(0.24)	(0.26)	(0.17)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	9.15	(0.86)	1.58	5.51	6.14

Total from Investment Operations	8.95	(1.10)	1.32	5.34	5.95

Net Asset Value per Share, End of Year	$35.69	$26.74	$27.84	$26.52	$21.18

Total Return	33.32%	(3.95)%	4.98%	25.21%	39.07%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$165,248	$828,435	$956,904	$584,581	$183,467
Ratio of Expenses to Average Net Assets	1.18%	1.16%	1.22%	1.19%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.71)%	(0.89)%	(0.88)%	(0.71)%	(1.08)%
Portfolio Turnover Rate	84.46%	79.27%	93.47%	105.57%	79.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$25.60	$26.73	$25.53	$20.44	$14.75

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.29)	(0.31)	(0.32)	(0.23)	(0.27)
Net Realized and Unrealized Gain (Loss) on Investments	8.74	(0.82)	1.52	5.32	5.96

Total from Investment Operations	8.45	(1.13)	1.20	5.09	5.69

Net Asset Value per Share, End of Year	$34.05	$25.60	$26.73	$25.53	$20.44

Total Return	32.85%	(4.23)%	4.70%	24.90%	38.58%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$121,038	$186,245	$237,982	$187,375	$115,465
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.47%	1.44%	1.49%	1.51%	1.59%
After Expense Reimbursement	1.46%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(1.02)%	(1.16)%	(1.14)%	(0.97)%	(1.47)%
Portfolio Turnover Rate	84.46%	79.27%	93.47%	105.57%	79.13%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,		November 1, 2010 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$10.26	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	4.17	(0.08)	0.52

Total from Investment Operations	4.08	(0.16)	0.42

Net Asset Value per Share, End of Year	$14.34	$10.26	$10.42

Total Return	39.77%	(1.54)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$31,193	$22,084	$23,057
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.34%	1.36%	2.16%
After Expense Reimbursement	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%	(0.75)%	(0.96)%
Portfolio Turnover Rate	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW SMID Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,		November 1, 2010 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$10.27	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.09)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	4.16	(0.07)	0.52

Total from Investment Operations	4.07	(0.15)	0.42

Net Asset Value per Share, End of Year	$14.34	$10.27	$10.42

Total Return	39.63%	(1.44)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,968	$17,116	$22,927
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.61%	1.64%	2.23%
After Expense Reimbursement	1.20%	1.20%	1.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.72)%	(0.76)%	(0.96)%
Portfolio Turnover Rate	72.89%	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$20.10	$17.43	$16.94	$14.12	$12.90

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.15	0.12	0.11	0.11
Net Realized and Unrealized Gain on Investments	6.48	2.63	0.51	2.81	1.26

Total from Investment Operations	6.64	2.78	0.63	2.92	1.37

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.11)	(0.14)	(0.10)	(0.15)
Distributions from Net Realized Gain	(0.01)	—	—	—	—

Total Distributions	(0.18)	(0.11)	(0.14)	(0.10)	(0.15)

Net Asset Value per Share, End of Year	$26.56	$20.10	$17.43	$16.94	$14.12

Total Return	33.30%	16.04%	3.67%	20.78%	10.84%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$118,138	$95,698	$99,211	$152,391	$196,488
Ratio of Expenses to Average Net Assets	0.94%	1.01%	0.99%	1.00%	1.04%
Ratio of Net Investment Income to Average Net Assets	0.68%	0.79%	0.66%	0.68%	0.89%
Portfolio Turnover Rate	28.91%	32.87%	89.67%	61.51%	44.91%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$19.74	$17.06	$16.61	$13.85	$12.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.10	0.05	0.05	0.07
Net Realized and Unrealized Gain on Investments	6.37	2.59	0.50	2.77	1.24

Total from Investment Operations	6.46	2.69	0.55	2.82	1.31

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.01)	(0.10)	(0.06)	(0.07)
Distributions from Net Realized Gain	(0.01)	—	—	—	—

Total Distributions	(0.13)	(0.01)	(0.10)	(0.06)	(0.07)

Net Asset Value per Share, End of Year	$26.07	$19.74	$17.06	$16.61	$13.85

Total Return	32.90%	15.75%	3.26%	20.42%	10.50%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$36,875	$32,292	$33,247	$54,041	$39,760
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	1.40%	1.48%	1.41%	1.54%
After Expense Reimbursement	1.23%	1.27%	1.35%	1.34%	1.36%
Ratio of Net Investment Income to Average Net Assets	0.40%	0.53%	0.27%	0.31%	0.62%
Portfolio Turnover Rate	28.91%	32.87%	89.67%	61.51%	44.91%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value, TCW Conservative Allocation Fund, TCW Dividend Focused Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, TCW Growth Fund, TCW Growth Equities Fund, TCW International Growth Fund, TCW International Small Cap Fund, TCW Relative Value Large Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, and TCW Value Opportunities Fund (collectively, the “TCW Equity and Allocation Funds”) (thirteen of twenty-one funds comprising TCW Funds, Inc.) as of October 31, 2013, and the related statements of operations for the respective stated periods then ended, the statement of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2013, the results of their operations for the respective stated periods then ended, and the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 18, 2013

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2013 to October 31, 2013)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$1,119.50	1.14%		$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%		5.80

N Class Shares
Actual	$1,000.00	$1,119.40	1.14%		$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%		5.80

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,029.10	0.39	% (1)	$1.99	(1)
Hypothetical (5% return before expenses)	1,000.00	1,023.24	0.39	% (1)	1.99	(1)

N Class Shares
Actual	$1,000.00	$1,026.50	0.84	% (1)	$4.29	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.84	% (1)	4.28	(1)

TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$1,113.90	0.82%		$4.37
Hypothetical (5% return before expenses)	1,000.00	1,021.07	0.82%		4.18

N Class Shares
Actual	$1,000.00	$1,112.10	1.11%		$5.91
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%		5.65

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2013 to October 31, 2013)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,068.00	1.26%	$4.35	(2)
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.26%	6.41	(2)

N Class Shares
Actual	$1,000.00	$1,062.00	1.26%	$4.34	(2)
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.26%	6.41	(2)

TCW Growth Fund
I Class Shares
Actual	$1,000.00	$1,122.60	0.99%	$5.30
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

N Class Shares
Actual	$1,000.00	$1,122.90	0.99%	$5.30
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$1,171.30	1.20%	$6.57
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$1,170.70	1.20%	$6.57
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW International Growth Fund
I Class Shares
Actual	$1,000.00	$1,096.50	1.04%	$5.50
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

N Class Shares
Actual	$1,000.00	$1,095.80	1.34%	$7.08
Hypothetical (5% return before expenses)	1,000.00	1,018.45	1.34%	6.82

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$1,094.50	1.44%	$7.60
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

N Class Shares
Actual	$1,000.00	$1,095.80	1.44%	$7.61
Hypothetical (5% return before expenses)	1,000.00	1,017.95	1.44%	7.32

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,113.80	0.89%	$4.74
Hypothetical (5% return before expenses)	1,000.00	1,020.72	0.89%	4.53

N Class Shares
Actual	$1,000.00	$1,112.80	1.13%	$6.02
Hypothetical (5% return before expenses)	1,000.00	1,019.51	1.13%	5.75

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2013 to October 31, 2013)
TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,143.10	0.83%	$4.48
Hypothetical (5% return before expenses)	1,000.00	1,021.02	0.83%	4.23

N Class Shares
Actual	$1,000.00	$1,141.30	1.08%	$5.83
Hypothetical (5% return before expenses)	1,000.00	1,019.76	1.08%	5.50

TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,213.40	0.93%	$5.19
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.93%	4.74

N Class Shares
Actual	$1,000.00	$1,210.30	1.45%	$8.08
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.45%	7.37

TCW SMID Cap Growth Fund
I Class Shares
Actual	$1,000.00	$1,196.00	1.20%	$6.64
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

N Class Shares
Actual	$1,000.00	$1,196.00	1.20%	$6.64
Hypothetical (5% return before expenses)	1,000.00	1,019.16	1.20%	6.11

TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,120.70	0.93%	$4.97
Hypothetical (5% return before expenses)	1,000.00	1,020.52	0.93%	4.74

N Class Shares
Actual	$1,000.00	$1,118.90	1.23%	$6.57
Hypothetical (5% return before expenses)	1,000.00	1,019.00	1.23%	6.26

(1)	Does not include Expenses of the underlying affiliated funds.
(2)	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on July 1, 2013 through October 31, 2013, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended October 31, 2013, multiplied by the number of days in the six month period and divided by the number of days in the year.

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

Privacy Policy (Continued)

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

TCW Funds, Inc.

Investment Management and Advisory Agreement

Approval of Addition to Investment Management and Advisory Agreement

At a meeting held on May 20, 2013, the Board of Directors (the “Board”) of TCW Funds, Inc. (the “Corporation”) approved the Investment Management and Advisory Agreement (the “Advisory Agreement”) with TCW Investment Management Company (the “Advisor”) on behalf of the newly organized TCW Emerging Markets Multi-Asset Opportunities Fund (“New Fund”).

Prior to this approval, the Advisor provided materials to the Board for its evaluation. The directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”) were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement with respect to the New Fund. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered information about the New Fund as well as information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement with respect to the New Fund, the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided to the existing series of the Corporation, and those expected to be provided to the New Fund, by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of mutual funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

The Board also took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the New Fund by the Advisor is substantial. The Board also noted that the proposed portfolio managers of the New Fund served as portfolio managers to other series of the Corporation. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its employee compensation program. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor that would be applicable to the New Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services anticipated to be provided to the New Fund by the Advisor under the Advisory Agreement.

Investment Performance.    The Board noted that the New Fund had no investment performance track record since it had not yet commenced operations. The Board also noted that the Advisor manages an investment vehicle with similar investment strategies to those proposed for the New Fund. The Board reviewed information related to that vehicle’s investment strategies and prior investment performance. The Board further considered information regarding the prior investment performance of the existing series of the Corporation, including those series currently managed by the New Fund’s proposed portfolio managers. The Board concluded that the Advisor would provide acceptable investment management services to the New Fund.

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

Advisory Fees and Profitability.    The Board considered information prepared by the Advisor comparing the proposed fees and expenses of the New Fund to the average fees and expenses of other mutual funds with similar investment policies as reported by Lipper.

The Board considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of the New Fund for certain periods in order to maintain the overall expense ratio of the New Fund at competitive levels and that the Advisor had proposed to enter into a contractual expense limitation agreement with respect to the New Fund. Based on these various considerations, the Board concluded that the proposed contractual management fee of the New Fund under the Advisory Agreement was fair and bore a reasonable relationship to the services to be rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the New Fund grows in size. The Board noted that the Advisor had agreed to the contractual expense limitation agreement, which was designed to maintain the overall expense ratio of the New Fund at a competitive level. The Board concluded that the current fee arrangement was appropriate given the current size and structure of the New Fund and adequately reflected the projected economies of scale relating to the management of the New Fund.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the Advisor’s relationship with the New Fund, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor would receive under the Advisory Agreement, the Advisor could receive additional benefits in connection with management of the New Fund in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the New Fund were consistent with the services proposed to be provided by the Advisor to the New Fund.

Based upon the considerations discussed above and other considerations, the Board, including the Independent Directors, approved the Advisory Agreement with respect to the New Fund.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2013, the following Funds paid a capital gain distribution within the meaning Section 852(b)(3)(c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Growth Equities Fund	$5.07
TCW Select Equities Fund	$0.79
TCW Small Cap Growth Fund	$4.64
TCW Value Opportunities Fund	$2.19

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2013:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$121
TCW Conservative Allocation fund	$82
TCW Dividend Focused Fund	$22,834
TCW Emerging Markets Multi-Asset Opportunities Fund	$43
TCW Growth Equities Fund	$351
TCW International Growth Fund	$19
TCW International Small Cap Fund	$285
TCW Relative Value Large Cap Fund	$15,911
TCW Select Equities Fund	$10,751
TCW Small Cap Growth Fund	$1,823
TCW Value Opportunities Fund	$1,860

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100.00%
TCW Conservative Allocation Fund	6.09%
TCW Dividend Focused Fund	100.00%
TCW Growth Equities Fund	20.31%
TCW International Growth Fund	2.62%
TCW Relative Value Large Cap Fund	100.00%
TCW Select Equities Fund	100.00%
TCW Value Opportunities Fund	100.00%

The following is the income tax credit for taxes paid to foreign countries:

Fund	Foreign Tax Credit
TCW International Growth Fund	$2
TCW International Small Cap Fund	$25

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2014, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 21 funds at October 31, 2013. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (77)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (82)	Mr. Gavin has served as a director of TCW Funds, Inc. since February 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (61) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (59)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreay — Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (a retailer of apparel and accessories), and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (56)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (79)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (52)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	Causeway Capital Management Trust (mutual fund with 5 series), TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (55)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (69) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Charles W. Baldiswieler (55) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009 and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual funds with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (58)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (54)*	Senior Vice President, General Counsel and Secretary and Interim Chief Compliance Officer	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 – January 2013).

TCW Funds, Inc.

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
David S. DeVito (51)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Treasurer of the Company, Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Company, and Jon-Luc Dupuy, Vice President and Senior Counsel for State Street Corporation’s Legal Administration Group, is Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017

800 FUND TCW (800 386 3829)

www.TCW.com

Investment Advisor

TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company 200 Clarendon Street Boston, Massachusetts 02116

Distributor

TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board Charles W. Baldiswieler Director Samuel P. Bell Director John A. Gavin Director Janet E. Kerr Director Peter McMillan Director Charles A. Parker Director Victoria B. Rogers Director Marc I. Stern Director Andrew Tarica Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer Peter A. Brown Senior Vice President Patrick W. Dennis Assistant Secretary David S. DeVito Treasurer and Chief Financial Officer Jon-Luc Dupuy Assistant Secretary Meredith S. Jackson Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer George N. Winn Assistant Treasurer

FUNDarEQ1113

Annual Report

OCTOBER 31

2013

TCW Group – Proud manager of the TCW and MetWest Fund families.

TCW Fixed Income Funds

Core Fixed Income Fund Emerging Markets Income Fund

Emerging Markets Local Currency Income Fund Enhanced Commodity Strategy Fund Global Bond Fund High Yield Bond Fund Short Term Bond Fund Total Return Bond Fund

TCW Funds, Inc.

Table of Contents	October 31, 2013

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

Thank you for your continued investment with the TCW Funds. Due to your ongoing sponsorship, total assets across the Funds were over $19 billion as of October 31, 2013.

We are pleased to present the 2013 Annual Report for the following Funds (1):

TCW Core Fixed Income Bond Fund I-Share (TGCFX), N-Share (TGFNX)

TCW Emerging Markets Income Fund I-Share (TGEIX), N-Share (TGINX)

TCW Emerging Markets Local Currency Income Fund I-Share (TGWIX), N-Share (TGWNX)

TCW Enhanced Commodity Strategy Fund I-Share (TGGWX), N-Share (TGABX)

TCW Global Bond Fund I-Share (TGGBX), N-Share (TGGFX)

TCW High Yield Bond Fund I-Share (TGHYX), N-Share (TGHNX)

TCW Short Term Bond Fund I-Share (TGSMX)

TCW Total Return Bond Fund I-Share (TGLMX), N-Share (TGMNX)

(1)	The Equity Funds are reported in a separate book. Please contact our shareholder services for more information.

Economic Review and Market Environment

Since the middle of the second quarter markets have been shaped first, by the Federal Reserve’s (Fed) hints at changes to the contours of its latest Quantitative Easing (QE) program and then, by investor anticipation of the consequences of those changes. As a result, a five-month stretch ensued whereby the 10-Year US Treasury yield bottomed at 1.63% on May 2 only to race to just under 3% on September 5, a run-up of nearly 140 basis points (bps) in just a few months, reminiscent of 1994 and 2003 experiences. In tandem with the US Treasury volatility, risk premiums increased across the non-government fixed income sectors, atypically amplifying downside performance (mostly a second quarter occurrence) due to the uncertainty before recovering, particularly in July. However, before the Fed could execute on its telegraphed taper, a pair of uninspiring jobs reports in August and September (along with some fairly significant back-month revisions to the downside) led markets to begin factoring in an alteration to the Fed’s plans, namely a continuation of agency mortgage-backed securities (MBS) purchases and a less-than-expected cut to the US Treasury purchases. So while some moderation of the Fed’s taper plan was being priced in between early September and the mid-month Federal Open Market Committee (FOMC) meeting, markets were still surprised by the inaction of the September 18 meeting, and rallied sharply in the immediate aftermath with the 10-Year yield falling nearly 40 bps to 2.65% and equities, high yield, and emerging markets trading up significantly.

As the fiscal year came to a close on October 31, US Treasury yields continued to decline, albeit at a tempered pace, and the rise in equities faded as the market’s attention shifted to the government shutdown and debt ceiling debate. Nevertheless, equities finished the reporting year up 27% and US Treasury yields maintained some of July and August’s increase: 10 and 30-Year yields closed at 2.55% and 3.64%, up 86 and 78 bps year-over-year, respectively, while yields for 5-Year maturities and shorter were more muted in their increase or even fell a few basis points. The late-September rally spurred bond indexes to marginally positive returns for the recent quarter, though four straight months of negative returns to the US Treasury index from May through August kept nearly all fixed

1

To Our Valued Shareholders (Continued)

income indexes in negative territory on a year-over-year basis. Significant exceptions to that have been high yield corporates and non-agency MBS over the past 12 months.

From an emerging markets debt perspective, the year has been challenging. After posting strong returns in 2012, the asset class has been subject to volatility around the debate over the potential end of quantitative easing in the United States. Weaker growth figures from countries such as China, Brazil and Russia further weighed on the asset class while the US dollar strengthened versus emerging markets currencies.

The Economy and Market Ahead

While the significant rate rise from May to September suggested a quickening pace of economic expansion, the data continued to indicate a sluggish pace of growth without any indicators of a breakout. Weak employment growth remains a significant concern, with an optically improving unemployment rate masking what has become an alarming decrease in workforce participation, now at a 35-year low. The failure in this specific objective of the last round of QE, even as asset prices continued to climb, likely played a significant role in the Fed’s May hints at a forthcoming taper, so the passing of the September meeting without action wasn’t only surprising, it brought substantial risk to the central bank’s credibility. As a result, the Ben Bernanke Fed, which promised better visibility into the decision-making process, gets set to give way to a Janet Yellen Fed (as President Obama’s nominee) under a cloud of uncertainty, which could lead to an extended period of distorted asset prices, heighten intermediate to longer term inflationary risks, and generate increased volatility as investors seek to prepare for the ultimate unwind of longstanding monetary accommodation.

In anticipation of this volatility, the Funds remain disciplined in an effort to reduce risk during periods of solid performance and selectively add back good risk-adjusted yield opportunities during periods of volatility. Positioning continues to reflect a view that interest rate pressures will heighten over time and that the credit cycle continues to age, informing a wariness of developments that may compromise quality. As such, the Funds maintain less interest rate risk via a short duration position against the appropriate indexes, and a general underweight to US Treasuries in favor of select non-government fixed income asset classes. However, wariness of the aging credit cycle means that US Treasury exposure may increase as a placeholder for liquidity and relative value, especially as the Fed’s missed opportunity runs the risk of pushing prices ahead of fundamental value.

The Funds, where suitable, have retained a constructive view on non-agency MBS with an overweight, particularly floating rate issues which offer better total return potential and protection from higher interest rates. Although the return potential is lower than in previous years, an ongoing improvement in housing fundamentals and favorable technicals, i.e., limited new supply and strong demand, should be supportive. Agency MBS remains a liquid alternative to US Treasury securities, though rate risks, extending duration and the mammoth influence of the Fed informs caution and thus a slight underweight to agency MBS pass-throughs versus the index, while maintaining a lower coupon emphasis which provides better protection from prepayment risk. Commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) also appear relatively attractive, though only in select parts of each market. While vintage is an important component of issue selection

2

To Our Valued Shareholders

among CMBS (not 2006-2007 vintage CMBS given weak underwriting standards during that period in favor of seasoned and newer issues that appear to have stronger underlying structures) collateral type drives the distinction in ABS issue selection. Index ABS such as credit cards and auto loan ABS offer little yield premium over Treasuries, while non-index collateral types such as student loans appear to provide higher quality cash flows, often with floating rates.

Corporate credit has become less attractive with leverage rising and yield spreads narrowing, thus informing a slight underweight, particularly among unregulated industrial credits. However, financials and utilities continue to represent an overweight as both are protected from increasing leverage due to regulatory oversight. While the financial sector may experience a drag from reduced earnings as net interest margins (the difference between what a bank pays on deposits and what it earns from loans) continue to decline, the sector remains relatively attractive given improving capital ratios and a conservative regulatory environment. Outside of the investment grade space, bank loans and high yield corporates remain a modest allocation, with a tilt toward issues that are higher in the capital structure and have shorter durations to reduce exposure to interest rate volatility.

Out of the challenges in the emerging markets, with technicals playing a significant role in the recent market consolidation, value has begun to appear, particularly in US dollar-denominated debt. While the market punished those countries (Indonesia, South Africa, and Turkey, for example) with high current account deficits and reliance on portfolio flows, those characteristics do not appear to be typical of the overall emerging markets debt space. On average, debt levels are lower than developed markets and the ratings trend for issuers has been decidedly positive over the past 15 years, with roughly 70% of the now index rated investment grade versus 10% in 1998. Further, EM countries have built substantial reserve cushions, holding approximately 80% of the world’s total reserves. Moreover, EM exchange rates are largely floating today versus fixed fifteen years ago, giving policymakers more flexibility in addressing trade imbalances. Finally, EM sovereigns have shifted a significant share of their borrowing from foreign currency to local currency debt, thereby reducing the volatility of their debt servicing requirements, and banking systems are better capitalized and subject to better regulation and oversight.

Data sources for the discussion above include Bloomberg, Barclays, and Merrill Lynch.

Fund Results

General Performance Commentary

With US Treasury rates moving higher since early May, particularly for maturities beyond five years, fixed income strategies beyond short duration were challenged to produce positive returns. Relative to the benchmarks for the broadly diversified Funds, notably Total Return Bond Fund, Core Fixed Income Fund and Global Bond Fund, however, outperformance was generated, as (1) a defensive duration profile, (2) an underweight to lagging Government issues, and (3) a continuing emphasis to non-agency residential MBS, which have benefitted from good supply-demand dynamics and ongoing housing market improvement.

3

To Our Valued Shareholders (Continued)

From a relative performance standpoint, the Short Term Bond Fund and Enhanced Commodity Strategy Fund both benefitted from the aforementioned positive attribution effects to outpace their respective benchmark returns over the annual reporting period. Benefitting from its lower duration, the Short Term Bond Fund delivered a modest year-over-year gain, while the Enhanced Commodity Strategy Fund – tied to sagging prices on sluggish global economic growth – fell over the reporting period, despite more than 300 basis points of outperformance versus the index.

In contrast to broadly diversified fixed income Funds described above, the High Yield Bond Fund generated positive performance over the past twelve months, but lagged the benchmark as a tilt toward higher quality weighed slightly on performance with lower-rated cohorts pacing the markets. Nevertheless, the risk-adjusted return profile for the Fund remains very appealing, as the credit cycle ages and informs a more cautious profile.

Both the Emerging Markets Income Fund and Emerging Markets Local Currency Income Funds outperformed their benchmarks over the past year. The former earned excess returns during the period due to the Fund’s overweight positioning and security selection in Russia and China and underweight positioning in Peru and Panama. Off-index investments in Portugal, Israel, Spain and Australia also contributed positively towards returns. The Fund’s shift towards lower duration bonds during the period provided a cushion against rises in US Treasury rates. The Fund’s overweight positioning in Brazil and Mexico and select high yield corporate exposure contributed negatively to relative returns. Meanwhile, excess returns in the Emerging Markets Local Currency Income Fund were attributable to underweight positioning in Indonesia, which underperformed significantly due to fears surrounding its high current account deficit. Overweight positioning in the Philippines and underweight positioning in Peru and Colombia further contributed favorably towards returns. Underweight positioning in Thailand and overweight positioning in Mexico contributed negatively to relative returns. Off-index investments in China, Uruguay, Serbia and Spain contributed positively towards returns.

A Disciplined Value Philosophy

As we get set to see a change in the leadership of the Federal Reserve and, again, expect challenges as our government leaders grapple with budgets and the debt ceiling, it’s as important as ever to maintain our long-term perspective and value-oriented discipline to carry through to our investment management. Key to this is diversification and risk control, with an awareness to opportunities that generate returns and protect those gains as they are earned.

Again, we thank you for your continued support of the TCW Funds and look forward to the ongoing opportunity to meet your investment objectives.

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

4

To Our Valued Shareholders

TCW Core Fixed Income Bond Fund - I Share (TGCFX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGCFX	-0.49%	3.99%	8.78%	6.14%
Barclays Aggregate Index	-1.08%	3.02%	6.09%	4.78%

TCW Core Fixed Income Bond Fund - N Share (TGFNX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGFNX	-0.74%	3.69%	8.44%	5.83%
Barclays Aggregate Index	-1.08%	3.02%	6.09%	4.78%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

5

To Our Valued Shareholders (Continued)

TCW Emerging Markets Income Fund - I Share (TGEIX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGEIX	-0.68%	6.29%	18.46%	10.13%
JP Morgan EMBI Global Diversified Index	-2.27%	5.26%	14.28%	8.73%

TCW Emerging Markets Income Fund - N Share (TGINX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)	Since Inception (annualized)
TGINX (Inception: March 1, 2004)	-0.86%	6.04%	18.17%	-	9.66%
JP Morgan EMBI Global Diversified Index	-2.27%	5.26%	14.28%	-	8.49%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

6

To Our Valued Shareholders

TCW Emerging Markets Local Currency Income Fund - I Share (TGWIX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGWIX (Inception: December 15, 2010)	-0.89%	4.22%
JP Morgan GBIEM Global Diversified Index	-1.60%	3.45%

TCW Emerging Markets Local Currency Income Fund - N Share (TGWNX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGWNX (Inception: December 15, 2010)	-0.91%	4.18%
JP Morgan GBIEM Global Diversified Index	-1.60%	3.45%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

To Our Valued Shareholders (Continued)

TCW Enhanced Commodity Strategy Fund - I Share (TGGWX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGABX (Inception: April 1, 2011)	-9.05%	-7.98%
Dow Jones UBS Commodity Total Return Index	-12.21%	-11.01%

TCW Enhanced Commodity Strategy Fund - N Share (TGABX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGGWX (Inception: April 1, 2011)	-9.05%	-7.98%
Dow Jones UBS Commodity Total Return Index	-12.21%	-11.01%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

8

To Our Valued Shareholders

TCW Global Bond Fund - I Share (TGGBX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGGBX (Inception: December 1, 2011)	-0.46%	6.20%
Barclays Global Aggregate Index	-1.54%	1.94%

TCW Global Bond Fund - N Share (TGGFX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	Since Inception (annualized)
TGGFX (Inception: December 1, 2011)	-0.46%	6.20%
Barclays Global Aggregate Index	-1.54%	1.94%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

To Our Valued Shareholders (Continued)

TCW High Yield Bond Fund - I Share (TGHYX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGHYX	6.44%	6.12%	15.17%	6.93%
Citigroup High Yield Cash Pay Capped Index	8.46%	9.06%	16.69%	8.30%

TCW High Yield Bond Fund - N Share (TGHNX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGHNX	6.12%	5.98%	14.98%	6.66%
Citigroup High Yield Cash Pay Capped Index	8.46%	9.06%	16.69%	8.30%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

10

To Our Valued Shareholders

TCW Short Term Bond Fund - I Share (TGSMX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGSMX	0.67%	1.41%	2.71%	2.54%
Citigroup 1-Year Treasury Index	0.32%	0.37%	0.74%	2.07%

TCW Total Return Bond Fund - I Share (TGLMX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGLMX	3.26%	6.27%	9.95%	7.16%
Barclays Aggregate Index	-1.08%	3.02%	6.09%	4.78%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

To Our Valued Shareholders (Continued)

TCW Total Return Bond Fund - N Share (TGMNX)

	Performance Through October 31, 2013 (1)
	1 Year (annualized)	3 Year (annualized)	5 Year (annualized)	10 Year (annualized)
TGMNX	2.96%	5.96%	9.62%	6.85%
Barclays Aggregate Index	-1.08%	3.02%	6.09%	4.78%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

12

TCW Core Fixed Income Fund

Schedule of Investments	October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (23.6% of Net Assets)

	Agriculture (0.0%)
$425,000	Altria Group, Inc., 8.5%, due 11/10/13	$425,492

	Airlines (0.7%)
406,811	Continental Airlines, Inc. Pass-Through Certificates, (00-1-A1), 8.048%, due 05/01/22 (EETC)	465,799
957,759	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	1,047,249
73,367	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	82,400
851,358	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 7.25%, due 05/10/21 (EETC)	974,273
1,107,880	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 9%, due 01/08/18 (EETC)	1,268,523
556,308	Northwest Airlines LLC Pass-Through Certificates, (01-1-A1), 7.041%, due 10/01/23 (EETC)	628,628
628,953	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	679,269
2,449,185	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	2,619,097
1,000,000	US Airways Group, Inc. Pass-Through Certificates, (12-2-A), 4.625%, due 12/03/26 (EETC)	996,875

	Total Airlines	8,762,113

	Auto Manufacturers (0.3%)
1,350,000	Daimler Finance North America LLC (Germany), (144A), 1.875%, due 09/15/14 (1)	1,361,502
350,000	Daimler Finance North America LLC (Germany), 6.5%, due 11/15/13	350,623
1,200,000	Ford Motor Co., 6.5%, due 08/01/18	1,401,000

	Total Auto Manufacturers	3,113,125

	Banks (5.9%)
2,306,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	2,376,033
1,000,000	Bank of America Corp., 1.796%, due 07/11/14 (2)	1,008,301
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,254,792
1,500,000	Bank of America Corp., 6%, due 09/01/17	1,723,503
165,000	Bank of America Corp., 7.375%, due 05/15/14	170,864
2,550,000	Bank of America N.A., 0.534%, due 06/15/16 (2)	2,505,572
1,000,000	Bank of America N.A., 0.554%, due 06/15/17 (2)	977,360
1,250,000	Bank of America N.A., 5.3%, due 03/15/17	1,389,188
2,300,000	Bank of America N.A., 6.1%, due 06/15/17	2,632,100
2,500,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	2,534,925
250,000	Barclays Bank PLC (United Kingdom), 5%, due 09/22/16	277,038
1,000,000	Chase Capital VI, 0.89%, due 08/01/28 (2)	820,000

See accompanying notes to financial statements.

13

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$1,930,000	Citigroup, Inc., 1.198%, due 07/25/16 (2)	$1,951,521
1,062,000	Citigroup, Inc., 4.7%, due 05/29/15	1,121,426
4,717,000	Citigroup, Inc., 5.3%, due 01/07/16	5,129,812
1,110,000	Citigroup, Inc., 5.375%, due 08/09/20	1,263,758
425,000	Citigroup, Inc., 6%, due 08/15/17	489,123
275,000	Citigroup, Inc., 6.125%, due 05/15/18	320,550
1,400,000	Citigroup, Inc., 6.375%, due 08/12/14	1,460,729
725,000	Citigroup, Inc., 8.5%, due 05/22/19	939,145
3,500,000	Commonwealth Bank of Australia/New York, 1.95%, due 03/16/15	3,569,890
475,000	Credit Suisse New York (Switzerland), 5.5%, due 05/01/14	487,013
1,495,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	1,778,543
475,000	First Chicago NBD Institutional Capital I, 0.815%, due 02/01/27 (2)	389,500
500,000	Goldman Sachs Group, Inc. (The), 1.265%, due 02/07/14 (2)	500,997
2,000,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	2,298,042
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	58,044
1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,798,203
4,000,000	HBOS PLC (United Kingdom), (144A), 6.75%, due 05/21/18 (1)	4,516,182
1,500,000	JPMorgan Chase & Co., 3.15%, due 07/05/16	1,576,274
475,000	JPMorgan Chase & Co. (originally issued by Bear Stearns & Co.), 7.25%, due 02/01/18	573,353
500,000	JPMorgan Chase Bank N.A., 5.875%, due 06/13/16	559,351
3,875,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	4,470,867
2,230,000	JPMorgan Chase Capital XIII, 1.198%, due 09/30/34 (2)	1,786,910
5,750,000	JPMorgan Chase Capital XXI, 1.215%, due 01/15/87 (2)	4,255,000
2,000,000	JPMorgan Chase Capital XXIII, 1.264%, due 05/15/77 (2)	1,479,670
150,000	Korea Development Bank (South Korea), 8%, due 01/23/14	152,421
850,000	Lloyds Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	978,384
2,750,000	Macquarie Bank, Ltd. (Australia), (144A), 6.625%, due 04/07/21 (1)	3,060,882
1,290,000	Morgan Stanley, 0.696%, due 10/18/16 (2)	1,278,200
400,000	Morgan Stanley, 0.724%, due 10/15/15 (2)	398,606
575,000	Morgan Stanley, 5.45%, due 01/09/17	639,287
600,000	Morgan Stanley, 5.5%, due 07/24/20	678,231
750,000	Morgan Stanley, 5.625%, due 09/23/19	855,968
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,144,611
375,000	Morgan Stanley, 7.3%, due 05/13/19	458,505
1,875,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17	1,999,370
3,000,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	3,073,267
875,000	Royal Bank of Scotland PLC (The) (United Kingdom), 6.1%, due 06/10/23	902,729
375,000	US Bank N.A., 6.3%, due 02/04/14	380,584

	Total Banks	76,444,624

	Beverages (0.4%)
4,000,000	Anheuser-Busch InBev Worldwide, Inc. (Belgium), 2.5%, due 07/15/22	3,777,683
2,000,000	Heineken N.V. (Netherlands), (144A), 2.75%, due 04/01/23 (1)	1,854,978

	Total Beverages	5,632,661

See accompanying notes to financial statements.

14

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value

	Chemicals (0.0%)
$350,000	Rohm and Haas Co., 6%, due 09/15/17	$403,770

	Commercial Services (0.2%)
1,250,000	Autopistas Metropolitanas de Puerto Rico LLC, (144A), 6.75%, due 06/30/35 (1)	1,254,929
1,635,000	Catholic Health Initiatives, 4.2%, due 08/01/23	1,660,146

	Total Commercial Services	2,915,075

	Diversified Financial Services (1.5%)
350,000	American Express Co., 7.25%, due 05/20/14	362,859
3,000,000	Ford Motor Credit Co. LLC, 1.7%, due 05/09/16	3,028,348
1,065,000	General Electric Capital Corp., 0.645%, due 05/05/26 (2)	979,816
3,315,000	General Electric Capital Corp., 0.744%, due 08/15/36 (2)	2,804,057
2,000,000	General Electric Capital Corp., 3.1%, due 01/09/23	1,931,750
1,000,000	General Electric Capital Corp., 3.15%, due 09/07/22	986,098
1,250,000	General Electric Capital Corp., 4.375%, due 09/16/20	1,361,671
1,000,000	General Electric Capital Corp., 4.65%, due 10/17/21	1,098,972
250,000	General Electric Capital Corp., 5.5%, due 01/08/20	289,123
1,000,000	General Electric Capital Corp., 5.875%, due 01/14/38	1,132,402
500,000	General Electric Capital Corp., 6.75%, due 03/15/32	613,801
375,000	General Electric Capital Corp., 6.875%, due 01/10/39	475,594
1,250,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	1,307,813
1,000,000	International Lease Finance Corp., (144A), 6.75%, due 09/01/16 (1)	1,115,000
1,500,000	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30 (1)	1,824,485

	Total Diversified Financial Services	19,311,789

	Electric (1.8%)
1,500,000	Cleco Power LLC, 6%, due 12/01/40	1,646,513
2,250,000	El Paso Electric Co., 3.3%, due 12/15/22	2,119,421
2,000,000	Electricite de France S.A. (France), (144A), 5.25%, due 12/31/49 (1)(2)	1,965,000
3,000,000	Entergy Mississippi, Inc., 3.1%, due 07/01/23	2,850,590
875,000	Exelon Generation Co. LLC, 5.6%, due 06/15/42	843,407
900,000	FirstEnergy Corp., 7.375%, due 11/15/31	949,533
3,300,000	Metropolitan Edison Co., (144A), 3.5%, due 03/15/23 (1)	3,204,013
1,000,000	Niagara Mohawk Power Corp., (144A), 2.721%, due 11/28/22 (1)	946,033
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	476,262
1,000,000	Oncor Electric Delivery Co. LLC, 4.55%, due 12/01/41	939,458
2,250,000	Oncor Electric Delivery Co. LLC, 5.25%, due 09/30/40	2,343,271
2,545,000	Public Service Co. of New Mexico, 7.95%, due 05/15/18	3,088,228
250,000	Southern Power Co., 4.875%, due 07/15/15	266,783
1,000,000	Tucson Electric Power Co., 5.15%, due 11/15/21	1,084,125

	Total Electric	22,722,637

	Energy-Alternate Sources (0.2%)
2,240,028	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (1)	2,397,621

See accompanying notes to financial statements.

15

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Engineering & Construction (0.2%)
$2,000,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 3.9%, due 03/22/23 (1)	$1,936,108
1,000,000	Sydney Airport Finance Co. Pty, Ltd. (Australia), (144A), 5.125%, due 02/22/21 (1)	1,070,702

	Total Engineering & Construction	3,006,810

	Environmental Control (0.0%)
50,000	Waste Management, Inc., 7%, due 07/15/28	62,598

	Food (0.0%)
143,000	Kraft Foods Group, Inc., 5.375%, due 02/10/20	164,207
50,000	Kroger Co., 7.5%, due 01/15/14	50,677
132,000	Mondelez International, Inc, 5.375%, due 02/10/20	150,193

	Total Food	365,077

	Gas (0.2%)
2,000,000	Florida Gas Transmission Co. LLC, (144A), 3.875%, due 07/15/22 (1)	2,012,225
500,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (1)	526,747
350,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (1)	437,614

	Total Gas	2,976,586

	Healthcare-Products (0.0%)
250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	290,659

	Healthcare-Services (1.4%)
3,000,000	North Shore Long Island Jewish Health Care, Inc., 4.8%, due 11/01/42	2,680,990
1,305,000	North Shore Long Island Jewish Health Care, Inc., 6.15%, due 11/01/43	1,435,500
3,000,000	NYU Hospitals Center, 4.428%, due 07/01/42	2,636,272
1,160,000	NYU Hospitals Center, 5.75%, due 07/01/43	1,225,853
3,860,000	Providence Health & Services Obligated Group, 1.198%, due 10/01/17 (2)	3,845,078
3,290,000	Saint Barnabas Health Care System, 4%, due 07/01/28	3,068,313
2,270,000	Sutter Health, 2.286%, due 08/15/53	2,307,998
250,000	WellPoint, Inc., 5.25%, due 01/15/16	272,823
175,000	WellPoint, Inc., 5.875%, due 06/15/17	200,045

	Total Healthcare-Services	17,672,872

	Insurance (2.3%)
2,700,000	Berkshire Hathaway Finance Corp., 4.4%, due 05/15/42	2,564,808
425,000	Berkshire Hathaway Finance Corp., 4.85%, due 01/15/15	448,068
225,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (1)	274,430
1,625,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (1)	1,883,930
2,750,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(2)(3)	2,816,055
250,000	Farmers Insurance Exchange, (144A), 6%, due 08/01/14 (1)	257,261
1,862,000	Farmers Insurance Exchange, (144A), 8.625%, due 05/01/24 (1)	2,438,812
500,000	Guardian Life Insurance Co. of America, (144A), 7.375%, due 09/30/39 (1)	646,369
800,000	MetLife, Inc., 4.368%, due 09/15/23	844,771
300,000	MetLife, Inc., 5.7%, due 06/15/35	342,879
2,300,000	Metropolitan Life Global Funding I, (144A), 0.774%, due 07/15/16 (1)(2)	2,310,881

See accompanying notes to financial statements.

16

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Insurance (Continued)
$4,000,000	Metropolitan Life Global Funding I, (144A), 3.875%, due 04/11/22 (1)	$4,132,792
4,000,000	Pricoa Global Funding I, (144A), 1.6%, due 05/29/18 (1)	3,931,767
1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,089,885
750,000	Prudential Holdings LLC, (144A), 8.695%, due 12/18/23 (1)	954,300
3,700,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	3,986,750

	Total Insurance	28,923,758

	Iron & Steel (0.1%)
380,000	ArcelorMittal (Luxembourg), 5%, due 02/25/17	402,806
975,000	Vale S.A. (Brazil), 5.625%, due 09/11/42	874,338

	Total Iron & Steel	1,277,144

	Media (0.4%)
750,000	NBCUniversal Media LLC, 4.375%, due 04/01/21	818,617
200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	229,125
1,000,000	News America, Inc., 6.4%, due 12/15/35	1,146,297
2,475,000	News America, Inc., 7.75%, due 01/20/24	2,996,416
75,000	Time Warner Cable, Inc., 7.5%, due 04/01/14	77,078
225,000	Time Warner Entertainment Co., LP, 8.375%, due 07/15/33	246,991

	Total Media	5,514,524

	Mining (0.4%)
2,400,000	Barrick Gold Corp. (Canada), 4.1%, due 05/01/23	2,229,255
3,650,000	Southern Copper Corp. (Peru), 5.25%, due 11/08/42	3,028,423
300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	322,494

	Total Mining	5,580,172

	Miscellaneous Manufacturers (0.2%)
2,700,000	General Electric Co., 2.7%, due 10/09/22	2,596,190

	Oil & Gas (1.1%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	282,758
2,950,000	CNOOC Finance 2013, Ltd. (China), 3%, due 05/09/23	2,710,477
4,750,000	Petrobras Global Finance BV (Brazil), 1.884%, due 05/20/16 (2)	4,725,632
900,000	Petrobras International Finance Co. (Brazil), 5.375%, due 01/27/21	918,712
50,000	Petrobras International Finance Co. (Brazil), 6.875%, due 01/20/40	50,591
300,000	Petrobras International Finance Co. (Brazil), 7.875%, due 03/15/19	348,824
2,850,000	Sinopec Capital 2013, Ltd. (China), (144A), 1.875%, due 04/24/18 (1)	2,773,123
2,000,000	Total Capital Canada, Ltd. (Canada), 1.45%, due 01/15/18	1,989,668

	Total Oil & Gas	13,799,785

	Pharmaceuticals (0.3%)
250,000	Eli Lilly & Co., 5.2%, due 03/15/17	282,731
2,042,000	Express Scripts Holding Co., 2.75%, due 11/21/14	2,087,520

See accompanying notes to financial statements.

17

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Pharmaceuticals (Continued)
$50,000	McKesson Corp., 6.5%, due 02/15/14	$50,848
1,125,000	Teva Pharmaceutical Finance IV LLC (Israel), 2.25%, due 03/18/20	1,078,943

	Total Pharmaceuticals	3,500,042

	Pipelines (2.0%)
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	514,569
1,750,000	CenterPoint Energy Resources Corp., 6.25%, due 02/01/37	2,012,989
1,000,000	El Paso Pipeline Partners Operating Co. LLC, 5%, due 10/01/21	1,070,850
1,050,000	Enterprise Products Operating LLC, 3.35%, due 03/15/23	1,013,178
675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	797,903
825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	1,012,285
2,500,000	Plains All American Pipeline LP/PAA Finance Corp., 2.85%, due 01/31/23	2,327,577
3,350,000	Ruby Pipeline LLC, (144A), 6%, due 04/01/22 (1)	3,637,675
2,590,000	Southern Natural Gas Co. LLC, 7.35%, due 02/15/31	3,170,885
850,000	Spectra Energy Capital LLC, 6.75%, due 02/15/32	918,554
2,255,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	2,584,158
2,090,000	Tennessee Gas Pipeline Co., 8.375%, due 06/15/32	2,757,509
1,115,000	Texas Eastern Transmission LP, 7%, due 07/15/32	1,343,799
375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	438,272
1,950,000	Williams Cos., Inc. (The), 7.75%, due 06/15/31	2,216,282
172,000	Williams Cos., Inc. (The), 7.875%, due 09/01/21	206,158

	Total Pipelines	26,022,643

	Real Estate (0.2%)
850,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	922,535
1,190,000	WEA Finance LLC/WT Finance Australia Pty, Ltd. (Australia), (144A), 5.75%, due 09/02/15 (1)	1,292,581

	Total Real Estate	2,215,116

	REIT (3.0%)
2,250,000	Alexandria Real Estate Equities, Inc., 4.6%, due 04/01/22	2,308,270
2,200,000	Boston Properties LP, 5.875%, due 10/15/19	2,567,268
960,000	ERP Operating LP, 6.584%, due 04/13/15	1,039,068
3,000,000	Essex Portfolio LP, 3.625%, due 08/15/22	2,883,211
3,605,000	HCP, Inc., 3.75%, due 02/01/19	3,767,539
3,000,000	HCP, Inc., 6%, due 01/30/17	3,385,596
715,000	HCP, Inc., 6.3%, due 09/15/16	808,785
1,030,000	Health Care REIT, Inc., 2.25%, due 03/15/18	1,029,308
545,000	Health Care REIT, Inc., 4.95%, due 01/15/21	584,516
3,400,000	Health Care REIT, Inc., 6.125%, due 04/15/20	3,921,805
710,000	Health Care REIT, Inc., 6.5%, due 03/15/41	799,819
2,900,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	3,205,165
350,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	394,555
1,459,000	Highwoods Realty LP, 7.5%, due 04/15/18	1,728,740
300,000	Liberty Property LP, 5.125%, due 03/02/15	315,142

See accompanying notes to financial statements.

18

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	REIT (Continued)
$1,925,000	Nationwide Health Properties, Inc., 6%, due 05/20/15	$2,075,206
2,440,000	SL Green Realty Corp., 5%, due 08/15/18	2,622,113
1,000,000	SL Green Realty Corp., 7.75%, due 03/15/20	1,182,319
1,250,000	UDR, Inc., 4.25%, due 06/01/18	1,337,778
200,000	UDR, Inc., 5.13%, due 01/15/14	201,638
150,000	UDR, Inc., 5.25%, due 01/15/15	156,956
1,500,000	Ventas Realty LP/Ventas Capital Corp., 4%, due 04/30/19	1,592,705

	Total REIT	37,907,502

	Telecommunications (0.8%)
2,000,000	AT&T, Inc., 2.5%, due 08/15/15	2,058,372
1,625,000	AT&T, Inc., 2.625%, due 12/01/22	1,462,339
11,000	AT&T, Inc., 4.3%, due 12/15/42	9,218
500,000	AT&T, Inc., 4.35%, due 06/15/45	412,963
739,000	AT&T, Inc., 6.5%, due 09/01/37	824,653
3,000,000	Qwest Corp., 7.25%, due 09/15/25	3,267,522
575,000	Telecom Italia Capital S.A. (Italy), 6%, due 09/30/34	508,546
2,000,000	Verizon Communications, Inc., 2.002%, due 09/14/18 (2)	2,112,379
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	138,816

	Total Telecommunications	10,794,808

	Total Corporate Bonds (Cost: $299,108,713) (23.6%)	304,635,193

	Municipal Bonds (2.5%)
1,000,000	California State, Build America Bonds, 5.7%, due 11/01/21	1,145,420
3,020,000	California State, Build America Bonds, 6.65%, due 03/01/22	3,624,664
1,050,000	California State, General Obligation Unlimited, 6.2%, due 10/01/19	1,237,415
1,465,000	City of Chicago, Illinois, General Obligation Unlimited, 6.05%, due 01/01/29	1,467,461
4,000,000	City of Houston, Texas, General Obligation, 6.29%, due 03/01/32	4,626,880
1,250,000	City of New York, General Obligation Unlimited, 5.517%, due 10/01/37	1,347,100
985,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	1,096,886
250,000	Illinois State, Build America Bonds, 4.421%, due 01/01/15	258,418
1,500,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	1,551,765
1,000,000	Illinois State, General Obligation Bond, 5.1%, due 06/01/33	906,370
405,000	Illinois State, General Obligation Bond, 5.665%, due 03/01/18	440,883
1,100,000	Illinois State, General Obligation Unlimited, 4.95%, due 06/01/23	1,097,822
3,000,000	Illinois State, General Obligation Unlimited, 6.2%, due 07/01/21	3,288,000
1,000,000	Los Angeles City Department of Water & Power, Revenue Bonds, 6.574%, due 07/01/45	1,247,070
1,750,000	Los Angeles Community College District, General Obligation Unlimited, 6.75%, due 08/01/49	2,224,425
850,000	New Jersey State Turnpike Authority, Revenue Bonds, 7.102%, due 01/01/41	1,097,724
1,015,000	New Jersey State Turnpike Authority, Revenue Bonds, 7.414%, due 01/01/40	1,355,208

See accompanying notes to financial statements.

19

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (Continued)
$730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	$768,646
1,000,000	North Texas Tollway Authority, Revenue Bonds, 6.718%, due 01/01/49	1,227,110
1,500,000	State of Texas, General Obligation Unlimited, 5.517%, due 04/01/39	1,730,010

	Total Municipal Bonds (Cost: $31,020,815)	31,739,277

	Foreign Government Bonds (0.5%)
6,030,000	Kommunalbanken A.S. (Norway), (144A), 1.125%, due 05/23/18 (1)	5,883,304
200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	225,559

	Total Foreign Government Bonds (Cost: $6,214,421)	6,108,863

	Asset-Backed Securities (6.5%)
2,175,000	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 07/15/41 (1)	2,175,000
2,800,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.27%, due 12/27/44 (1)(2)	2,809,003
2,500,000	ALM Loan Funding (12-7A-A1), (144A), 1.662%, due 10/19/24 (1)(2)	2,476,568
2,774,381	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.4%, due 12/25/36 (1)(2)	2,365,765
1,788,851	Beacon Container Finance LLC (12-1A-A), (144A), 3.72%, due 09/20/27 (1)	1,814,919
2,145,855	Brazos Education Loan Authority, Inc. (12-1-A1), 0.87%, due 12/26/35 (2)	2,121,655
661,675	Brazos Higher Education Authority, Inc. (06-2-A9), 0.26%, due 12/26/24 (2)	637,537
675,000	Brazos Higher Education Authority, Inc. (10-1-A2), 1.462%, due 02/25/35 (2)	673,041
1,695,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.312%, due 11/25/33 (2)	1,725,196
2,475,000	CAL Funding II, Ltd. (12-1A-A), (144A), 3.47%, due 10/25/27 (1)	2,463,177
4,082,591	Cent CLO 16 LP (13-19A-A1A), (144A), 1.567%, due 10/29/25 (1)(2)	4,050,839
1,977,960	College Loan Corp. Trust (05-2-A3), 0.374%, due 04/15/25 (2)	1,959,642
1,072,917	Cronos Containers Program, Ltd. (12-1A-A), (144A), 4.21%, due 05/18/27 (1)	1,093,113
1,337,500	Cronos Containers Program, Ltd. (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	1,365,673
3,500,000	Educational Funding of the South, Inc. (11-1-A2), 0.888%, due 04/25/35 (2)	3,484,402
2,157,048	Educational Services of America, Inc. (12-2-A), (144A), 0.9%, due 04/25/39 (1)(2)	2,165,284
3,691,577	GCO Education Loan Funding Trust (06-2AR-A1RN), (144A), 0.83%, due 08/27/46 (2)	3,489,412
409,648	GE Business Loan Trust (03-1-A), (144A), 0.604%, due 04/15/31 (1)(2)	384,828
491,264	GE Business Loan Trust (04-1-A), (144A), 0.464%, due 05/15/32 (1)(2)	471,295
1,963,137	GE Business Loan Trust (04-2A-A), (144A), 0.394%, due 12/15/32 (1)(2)	1,853,543
2,145,699	Iowa Student Loan Liquidity Corp. (11-1-A), 1.501%, due 06/25/42 (2)	2,195,393
2,400,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.223%, due 07/20/43 (2)	2,340,383
2,600,000	Oak Hill Credit Partners (12-7A-A), (144A), 1.684%, due 11/20/23 (1)(2)	2,600,308
3,839,035	Oak Hill Credit Partners (13-9A-A1), 1.648%, due 10/20/25 (2)	3,839,035
2,450,000	Octagon Investment Partners XI, Ltd. (07-1A-A1B), (144A), 0.522%, due 08/25/21 (1)(2)	2,390,350
3,400,000	SLM Student Loan Trust (06-2-A6), 0.408%, due 01/25/41 (2)	2,963,651
3,400,000	SLM Student Loan Trust (06-8-A6), 0.398%, due 01/25/41 (2)	2,965,065
710,000	SLM Student Loan Trust (07-6-B), 1.088%, due 04/27/43 (2)	617,150
710,000	SLM Student Loan Trust (08-2-B), 1.438%, due 01/25/29 (2)	604,051
710,000	SLM Student Loan Trust (08-3-B), 1.438%, due 04/25/29 (2)	621,539
8,380,000	SLM Student Loan Trust (08-4-A4), 1.888%, due 07/25/22 (2)	8,761,868

See accompanying notes to financial statements.

20

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$710,000	SLM Student Loan Trust (08-4-B), 2.088%, due 04/25/29 (2)	$648,366
710,000	SLM Student Loan Trust (08-5-B), 2.088%, due 07/25/29 (2)	698,424
710,000	SLM Student Loan Trust (08-6-B), 2.088%, due 07/25/29 (2)	684,573
710,000	SLM Student Loan Trust (08-7-B), 2.088%, due 07/25/29 (2)	687,649
710,000	SLM Student Loan Trust (08-8-B), 2.488%, due 10/25/29 (2)	699,964
710,000	SLM Student Loan Trust (08-9-B), 2.488%, due 10/25/29 (2)	720,137
2,000,000	SLM Student Loan Trust (11-2-A2), 1.37%, due 10/25/34 (2)	2,070,401
2,600,000	SLM Student Loan Trust (12-7-A3), 0.82%, due 05/26/26 (2)	2,577,461
2,971,838	SLM Student Loan Trust (13-4-A), 0.72%, due 06/25/27 (2)	2,975,081
1,175,000	TAL Advantage I LLC (06-1A-NOTE), (144A), 0.363%, due 04/20/21 (1)(2)	1,159,183
878,750	Textainer Marine Containers, Ltd. (05-1A-A), (144A), 0.42%, due 05/15/20 (1)(2)	870,231

	Total Asset-Backed Securities (Cost: $79,674,772)	83,270,155

	Commercial Mortgage-Backed Securities — Agency (4.4%)
3,425,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K004-A2), 4.186%, due 08/25/19	3,773,769
2,915,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K009-A2), 3.808%, due 08/25/20	3,120,813
2,755,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (2)	2,968,952
5,030,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K020-A2), 2.373%, due 05/25/22	4,790,507
6,742,107	Federal National Mortgage Association (12-M12-1A), 2.84%, due 08/25/22 (ACES) (2)(4)	6,707,724
5,166,699	Federal National Mortgage Association (12-M15-A), 2.657%, due 10/25/22 (ACES) (2)	5,060,235
4,455,584	Federal National Mortgage Association, Pool #745935, 5.682%, due 08/01/16 (4)	4,900,538
2,189,604	Federal National Mortgage Association, Pool #Al0151, 4.378%, due 04/01/21 (4)	2,404,190
1,539,877	Federal National Mortgage Association, Pool #AD0791, 4.762%, due 02/01/20	1,737,114
4,025,222	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (4)	4,285,249
5,181,866	Federal National Mortgage Association, Pool #AL3400, 2.545%, due 03/01/23 (4)	4,989,311
2,561,482	Federal National Mortgage Association, Pool #FN0000, 3.584%, due 09/01/20	2,715,319
3,503,873	Federal National Mortgage Association, Pool #FN0001, 3.763%, due 12/01/20	3,764,097
2,911,986	Federal National Mortgage Association, Pool #FN0003, 4.302%, due 01/01/21	3,221,797
2,459,700	NCUA Guaranteed Notes (11-C1-2A), 0.704%, due 03/09/21 (2)	2,466,174

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $58,023,616) (4.4%)	56,905,789

	Commercial Mortgage-Backed Securities — Non-Agency (5.0%)
1,135,000	Banc of America Commercial Mortgage, Inc. (05-2-A5), 4.857%, due 07/10/43 (2)	1,189,796
3,450,000	Bear Stearns Commercial Mortgage Securities Trust (05-T20-A4A), 5.14%, due 10/12/42 (2)	3,686,399
765,000	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	826,185
5,209,711	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (1)	5,207,330
3,176,514	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	3,182,390
3,150,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44	3,289,101

See accompanying notes to financial statements.

21

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$3,475,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-CB12-A4), 4.895%, due 09/12/37	$3,655,241
5,500,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP5-A3), 5.229%, due 12/15/44 (2)	5,608,174
1,872,652	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB15-ASB), 5.79%, due 06/12/43 (2)	1,954,735
3,117,861	LB-UBS Commercial Mortgage Trust (04-C7-A1A), 4.475%, due 10/15/29	3,207,693
2,170,038	Merrill Lynch Mortgage Trust (05-LC1-A4), 5.291%, due 01/12/44 (2)	2,333,372
1,815,000	Morgan Stanley Capital I Trust (05-T19-A4A), 4.89%, due 06/12/47	1,915,009
2,855,000	Morgan Stanley Capital I Trust (06-T21-A4), 5.162%, due 10/12/52 (2)	3,056,877
5,005,000	Morgan Stanley Capital I Trust (06-T23-A4), 5.81%, due 08/12/41 (2)	5,539,544
3,003,969	Morgan Stanley Capital I Trust (07-HQ12-A2FX), 5.579%, due 04/12/49 (2)	3,080,991
1,080,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49 (2)	1,203,043
1,210,000	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	1,269,634
625,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	667,334
5,060,000	Wachovia Bank Commercial Mortgage Trust (05-C20-A7), 5.118%, due 07/15/42 (2)	5,361,543
3,600,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	3,733,512
2,800,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45	2,827,913
2,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45	2,223,372

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $66,009,931) (5.0%)	65,019,188

	Residential Mortgage-Backed Securities — Agency (28.4%)
469,624	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32	526,058
1,150,272	Federal Home Loan Mortgage Corp. (2575-FD), 0.624%, due 02/15/33 (PAC) (2)	1,159,623
740,557	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	778,233
8,984,367	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42 (4)	8,708,020
646,423	Federal Home Loan Mortgage Corp. (2875-GM), 5%, due 01/15/33 (PAC) (4)	656,055
401,275	Federal Home Loan Mortgage Corp. (3315-S), 6.236%, due 05/15/37 (I/O) (I/F) (2)	45,442
1,600,465	Federal Home Loan Mortgage Corp. (3339-JS), 41.704%, due 07/15/37 (I/F) (2)	3,099,283
1,409,119	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	1,544,720
2,282,686	Federal Home Loan Mortgage Corp. (3380-SM), 6.236%, due 10/15/37 (I/O) (I/F) (2)	318,641
1,995,785	Federal Home Loan Mortgage Corp. (3382-FL), 0.874%, due 11/15/37 (2)	2,010,286
7,427,383	Federal Home Loan Mortgage Corp. (3439-SC), 5.726%, due 04/15/38 (I/O) (2)	896,093
2,926,636	Federal Home Loan Mortgage Corp. (3578-DI), 6.476%, due 04/15/36 (I/O) (I/F) (2)	392,165
6,363,947	Federal Home Loan Mortgage Corp. (4139-PA), 2.5%, due 11/15/41 (PAC)	6,341,820
140,892	Federal Home Loan Mortgage Corp., Pool #1A1127, 2.587%, due 01/01/37 (2)	141,574
4,673,944	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41 (4)	5,057,229
57,220	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	60,810
22,621	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	24,042
9,618,227	Federal Home Loan Mortgage Corp., Pool #C04412, 3%, due 11/01/42	9,461,895
40,180	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	43,482
4,965,674	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41 (4)	5,248,417
4,080,049	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41	4,306,364
2,840,923	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41	2,991,643

See accompanying notes to financial statements.

22

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$1,595,523	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41 (4)	$1,718,179
4,230,740	Federal Home Loan Mortgage Corp., Pool #Q05261, 3.5%, due 12/01/41	4,337,170
6,378,230	Federal Home Loan Mortgage Corp., Pool #Q20178, 3.5%, due 07/01/43	6,540,540
447,413	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (2)	735,122
629,237	Federal National Mortgage Association (01-34-FV), 0.67%, due 08/25/31 (2)	629,995
8,415	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	8,637
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC) (4)	2,222,935
389,458	Federal National Mortgage Association (05-54-VM), 4.5%, due 11/25/25	395,521
2,605,397	Federal National Mortgage Association (07-89-GF), 0.69%, due 09/25/37 (2)	2,628,301
32,089	Federal National Mortgage Association (08-12-SE), 6.23%, due 01/25/33 (I/O) (I/F) (2)	125
600,809	Federal National Mortgage Association (08-30-SA), 6.68%, due 04/25/38 (I/O) (I/F) (2)	73,800
823,103	Federal National Mortgage Association (08-62-SN), 6.03%, due 07/25/38 (I/O) (I/F) (2)	107,540
4,000,000	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29 (4)	4,276,668
392,563	Federal National Mortgage Association (09-68-SA), 6.58%, due 09/25/39 (I/O) (I/F) (2)	50,390
5,666,485	Federal National Mortgage Association (10-26-AS), 6.16%, due 03/25/40 (I/O) (2)(4)	714,743
4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	4,203,368
51,706	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	56,735
35,617	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	38,279
197,435	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	209,805
140,767	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	151,097
137,477	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	141,948
2,786,077	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26 (4)	2,947,038
2,397,487	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41 (4)	2,464,354
4,355,819	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41 (4)	4,607,639
3,219,006	Federal National Mortgage Association, Pool #AB3864, 3.5%, due 11/01/41 (4)	3,310,295
6,558,605	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (4)	6,750,751
6,794,633	Federal National Mortgage Association, Pool #AB4670, 3%, due 03/01/27 (4)	7,068,685
10,938,537	Federal National Mortgage Association, Pool #AB5215, 3%, due 05/01/27	11,376,839
4,848,209	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39 (4)	5,135,314
2,305,000	Federal National Mortgage Association, Pool #AE0134, 4.4%, due 02/01/20 (4)	2,560,511
3,117,802	Federal National Mortgage Association, Pool #AH3429, 3.5%, due 01/01/26	3,299,390
1,480,218	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	1,610,115
3,391,885	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	3,717,520
5,546,710	Federal National Mortgage Association, Pool #AL3306, 2.46%, due 04/01/23 (4)	5,307,619
9,610,890	Federal National Mortgage Association, Pool #MA1237, 3%, due 11/01/32 (4)	9,737,034
10,688,498	Federal National Mortgage Association, Pool #MA1241, 2.5%, due 11/01/22 (4)	11,003,859
11,556,975	Federal National Mortgage Association, Pool #MA1275, 3%, due 12/01/32	11,708,661
12,629,713	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33	12,775,745
11,479,863	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33	11,932,780
12,347,967	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33	12,835,133
41,135,000	Federal National Mortgage Association TBA, 3% (5)	42,725,767
47,310,000	Federal National Mortgage Association TBA, 3.5% (5)	48,537,103

See accompanying notes to financial statements.

23

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$30,820,000	Federal National Mortgage Association TBA, 4% (5)	$32,476,575
2,509,667	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	2,708,595
1,534,608	Government National Mortgage Association (05-25-Z), 5%, due 03/16/35	1,659,050
1,236,966	Government National Mortgage Association (08-27-SI), 6.298%, due 03/20/38 (I/O) (I/F) (2)	175,203
4,904,081	Government National Mortgage Association (08-81-S), 6.028%, due 09/20/38 (I/O) (I/F) (2)	679,736
2,104,132	Government National Mortgage Association (09-66-UF), 1.176%, due 08/16/39 (2)	2,143,983
7,369,363	Government National Mortgage Association (10-1-S), 5.578%, due 01/20/40 (I/O) (2)	1,089,546
170,033	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	184,859
444,040	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	487,315
6,870,000	Government National Mortgage Association II TBA, 3% (5)	6,856,046
2,832,938	NCUA Guaranteed Notes (10-R1-1A), 0.624%, due 10/07/20 (2)	2,846,197
1,764,371	NCUA Guaranteed Notes (10-R2-1A), 0.544%, due 11/06/17 (2)	1,772,090
3,351,755	NCUA Guaranteed Notes (10-R2-2A), 0.644%, due 11/05/20 (2)	3,370,216
1,255,932	NCUA Guaranteed Notes (10-R3-1A), 0.734%, due 12/08/20 (2)	1,269,816
1,060,795	NCUA Guaranteed Notes (10-R3-2A), 0.734%, due 12/08/20 (2)	1,071,921
1,601,948	NCUA Guaranteed Notes (11-R1-1A), 0.624%, due 01/08/20 (2)	1,612,148
1,526,801	NCUA Guaranteed Notes (11-R2-1A), 0.574%, due 02/06/20 (2)	1,535,389

	Total Residential Mortgage-Backed Securities — Agency (Cost: $363,146,964)	366,403,630

	Residential Mortgage-Backed Securities — Non-Agency (7.7%)
779,996	Argent Securities, Inc. (05-W2-A2B1), 0.37%, due 10/25/35 (2)	777,238
1,928,441	Asset-Backed Funding Certificates (05-WMC1-M1), 0.83%, due 06/25/35 (2)	1,900,744
3,675,000	Asset-Backed Securities Corp. Home Equity (05-HE6-M2), 0.68%, due 07/25/35 (2)	3,630,514
1,071,088	Banc of America Funding Corp. (06-G-2A3), 0.343%, due 07/20/36 (2)	1,065,187
2,868,562	Carrington Mortgage Loan Trust (05-NC5-A2), 0.49%, due 10/25/35 (2)	2,846,998
1,565,999	Centex Home Equity (02-C-AF6), 4.5%, due 09/25/32 (2)	1,581,547
2,040,541	Centex Home Equity (03-B-AF6), 3.173%, due 06/25/33 (2)	2,089,075
809,581	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35	653,069
2,340,324	Conseco Financial Corp. (98-6-A8), 6.66%, due 06/01/30	2,527,429
4,800,000	Countrywide Asset-Backed Certificates (05-11-MV1), 0.64%, due 02/25/36 (2)	4,709,462
291,432	Countrywide Asset-Backed Certificates (05-4-MV1), 0.63%, due 10/25/35 (2)	291,835
733,287	Countrywide Home Loans Mortgage Pass-Through Trust (07-J3-A1), 0.67%, due 07/25/37 (2)(6)	481,497
32,509	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	34,221
1,073,478	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF8-A2D), 0.55%, due 09/25/35 (2)	1,064,399
3,394,654	GSAA Trust (05-3-M1), 0.845%, due 12/25/34 (2)	3,335,466
845,000	GSAMP Trust (05-HE5-M1), 0.59%, due 11/25/35 (2)	800,311
924,141	HSBC Home Equity Loan Trust USA (05-2-M1), 0.633%, due 01/20/35 (2)	915,246
2,861,983	HSBC Home Equity Loan Trust USA (07-1-AM), 0.413%, due 03/20/36 (2)	2,818,731
625,849	HSBC Home Equity Loan Trust USA (07-2-AM), 0.413%, due 07/20/36 (2)	615,858

See accompanying notes to financial statements.

24

TCW Core Fixed Income Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$3,427,884	HSBC Home Equity Loan Trust USA (07-3-APT), 1.373%, due 11/20/36 (2)	$3,417,964
2,626,738	HSI Asset Securitization Corp. Trust (06-OPT1-2A3), 0.36%, due 12/25/35 (2)	2,566,064
1,755,138	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.41%, due 04/25/35 (2)	1,547,038
5,303,903	JPMorgan Mortgage Acquisition Corp. (05-OPT1-M1), 0.62%, due 06/25/35 (2)	5,263,437
881,576	MASTR Asset-Backed Securities Trust (05-WF1-A2D), 0.54%, due 06/25/35 (2)	871,825
2,150,964	Mid-State Trust (04-1-B), 8.9%, due 08/15/37	2,680,914
2,560,154	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.085%, due 07/25/34 (2)	2,534,766
580,217	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.701%, due 04/25/34 (2)	591,576
2,248,995	New Century Home Equity Loan Trust (05-1-A2C), 0.52%, due 03/25/35 (2)	2,244,577
4,400,000	New Century Home Equity Loan Trust (05-2-M1), 0.6%, due 06/25/35 (2)	4,311,949
5,175,000	New Century Home Equity Loan Trust (05-3-M1), 0.65%, due 07/25/35 (2)	5,145,865
7,107,984	New Century Home Equity Loan Trust (05-3-M2), 0.66%, due 07/25/35 (2)	6,645,773
3,945,000	New Century Home Equity Loan Trust (05-4-A2C), 0.54%, due 09/25/35 (2)	3,887,941
260,388	Park Place Securities, Inc. (04-MHQ1-M1), 1.22%, due 12/25/34 (2)	261,041
3,055,170	Park Place Securities, Inc. (04-WWF1-M2), 1.19%, due 12/25/34 (2)	3,018,936
3,746,135	Park Place Securities, Inc. (05-WCH1-M2), 0.69%, due 01/25/36 (2)	3,736,016
6,047,021	Park Place Securities, Inc. (05-WHQ2-A1B), 0.44%, due 05/25/35 (2)	6,002,115
386,398	Specialty Underwriting & Residential Finance (05-BC1-M2), 0.92%, due 12/25/35 (2)	385,790
1,207,572	Structured Asset Securities Corp. (03-34A-5A4), 2.617%, due 11/25/33 (2)	1,211,111
3,647,622	Structured Asset Securities Corp. (05-GEL4-M1), 0.69%, due 08/25/35 (2)	3,626,309
810,839	Structured Asset Securities Corp. (05-WF3-A2), 0.4%, due 07/25/35 (2)	809,126
2,244,153	Structured Asset Securities Corp. (05-WF4-A4), 0.53%, due 11/25/35 (2)	2,239,420
438,052	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37 (6)	408,909
3,852,458	Wells Fargo Home Equity Trust (05-2-M1), 0.57%, due 08/25/35 (2)	3,800,413

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $94,675,433)	99,347,702

	U.S. Government Agency Obligations (5.3%)
7,040,000	Federal Farm Credit Banks Funding Corp., 0.166%, due 09/19/14 (2)(4)	7,044,499
6,475,000	Federal Home Loan Bank, 0.55%, due 06/03/16 (4)	6,470,707
6,050,000	Federal Home Loan Bank, 0.75%, due 05/26/28 (4)	5,828,770
5,005,000	Federal Home Loan Mortgage Corp., 0.38%, due 11/18/13 (2)(4)	5,005,692
11,105,000	Federal Home Loan Mortgage Corp., 0.5%, due 09/14/15 (4)	11,127,633
8,090,000	Federal National Mortgage Association, 0.36%, due 06/23/14 (2)	8,102,249
5,045,000	Federal National Mortgage Association, 0.5%, due 10/22/15 (4)	5,053,595
10,890,000	Federal National Mortgage Association, 0.5%, due 01/29/16	10,895,695
8,205,000	Federal National Mortgage Association, 0.65%, due 03/28/16 (4)	8,207,880

	Total U.S. Government Agency Obligations	67,736,720

	Total U.S. Government Agency Obligations (Cost: $67,875,852) (5.3%)	67,736,720

	U.S. Treasury Securities (23.0%)
3,865,000	U.S. Treasury Bond, 2.75%, due 08/15/42	3,242,372
106,793	U.S. Treasury Inflation Indexed Bond, 2.125%, due 02/15/41 (7)	127,826
19,945,464	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/16 (7)	20,500,187

See accompanying notes to financial statements.

25

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$38,092,272	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/17 (7)	$39,413,616
16,561,693	U.S. Treasury Inflation Indexed Note, 0.125%, due 04/15/18 (7)	17,142,200
27,038,354	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (7)	27,608,701
15,592,397	U.S. Treasury Inflation Indexed Note, 1.25%, due 04/15/14 (7)	15,688,633
35,682,532	U.S. Treasury Inflation Indexed Note, 2%, due 07/15/14 (7)	36,513,257
3,163,762	U.S. Treasury Inflation Indexed Note, 2%, due 01/15/16 (7)	3,381,888
8,000,000	U.S. Treasury Note, 0.375%, due 01/15/16	8,003,128
95,090,000	U.S. Treasury Note, 1.375%, due 09/30/18	95,472,547
3,250,000	U.S. Treasury Note, 1.75%, due 05/15/23	3,035,832
26,235,000	U.S. Treasury Note, 2.5%, due 08/15/23	26,109,907

	Total U.S. Treasury Securities (Cost: $297,320,504)	296,240,094

	Total Fixed Income Securities (Cost: $1,363,071,021) (106.9%)	1,377,406,611

Number of Shares	Money Market Investments
7,108,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (8)	7,108,000
512,000	DWS Money Market Series — Institutional Shares, 0.05% (8)	512,000

	Total Money Market Investments (Cost: $7,620,000) (0.6%)	7,620,000

Principal Amount	Short-Term Investments
	Commercial Paper (1.0%)

	Banks (Cost: $12,249,947) (1.0%)
$12,260,000	RBS Holdings USA, Inc. (United Kingdom), (144A), 0.366%, due 01/22/14 (1)(9)	12,254,488

	Discount Note (Cost: $34,998,017) (2.7%)
35,000,000	Federal Home Loan Mortgage Corp. Discount Note, 0.06%, due 12/05/13 (9)	34,998,017

	Repurchase Agreement (0.9%)
11,000,000	Deutsche Bank LLC, 0.11%, due 11/01/13 (collateralized by $23,733,475 United States Treasury STRIP, due 02/15/34, valued at $11,220,000) (Total Amount to be Received Upon Repurchase $11,000,034)	11,000,000
909,331	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $990,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $927,929) (Total Amount to be Received Upon Repurchase $909,331)	909,331

	Total Repurchase Agreement (Cost: $11,909,331)	11,909,331

	Total Short-Term Investments (Cost: $59,157,295) (4.6%)	59,161,836

	Total Investments (Cost: $1,429,848,316) (112.1%)	1,444,188,447

	Liabilities in Excess of Other Assets (–12.1%)	(156,054,242)

	Net Assets (100.0%)	$1,288,134,205

See accompanying notes to financial statements.

26

TCW Core Fixed Income Fund

October 31, 2013

Notes to the Schedule of Investments:

ACES	- Alternative Credit Enhancement Securities
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $128,835,165 or 10.0% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(3)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(8)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.
(9)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

27

TCW Core Fixed Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Agriculture	0.0	% *
Airlines	0.7
Asset-Backed Securities	6.5
Auto Manufacturers	0.3
Banks	5.9
Beverages	0.4
Chemicals	0.0	*
Commercial Mortgage-Backed Securities — Agency	4.4
Commercial Mortgage-Backed Securities — Non-Agency	5.0
Commercial Services	0.2
Diversified Financial Services	1.5
Electric	1.8
Energy — Alternate Sources	0.2
Engineering & Construction	0.2
Environmental Control	0.0	*
Food	0.0	*
Foreign Government Bonds	0.5
Gas	0.2
Healthcare — Products	0.0	*
Healthcare — Services	1.4
Insurance	2.3
Iron & Steel	0.1
Media	0.4
Mining	0.4
Miscellaneous Manufacturers	0.2
Municipal Bonds	2.5
Oil & Gas	1.1
Pharmaceuticals	0.3
Pipelines	2.0
REIT	3.0
Real Estate	0.2
Residential Mortgage-Backed Securities — Agency	28.4
Residential Mortgage-Backed Securities — Non-Agency	7.7
Telecommunications	0.8
U.S. Government Agency Obligations	5.3
U.S. Treasury Securities	23.0
Money Market Investments	0.6
Short-Term Investments	4.6

Total	112.1%

*	Amount less than 0.1%

See accompanying notes to financial statements.

28

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2013

Principal Amount		Fixed Income Securities	Value
		Argentina (1.4% of Net Assets)
	$145,000,000	Argentine Republic Government International Bond, 0%, due 12/15/35 (1)	$12,905,000
EUR	575,000,000	Argentine Republic Government International Bond, 0%, due 12/15/35 (1)	65,384,114

		Total Argentina (Cost: $70,208,936)	78,289,114

		Brazil (15.7%)
	$24,000,000	Aralco Finance S.A., (144A), 10.125%, due 05/07/20 (2)	18,240,000
	39,000,000	Banco do Brasil S.A., 3.875%, due 10/10/22 (3)	35,724,000
	48,000,000	Banco do Brasil S.A., (144A), 6.25%, due 12/31/49 (1)(2)(4)	40,800,000
	76,000,000	Banco Nacional de Desenvolvimento Economico e Social, (144A), 5.75%, due 09/26/23 (2)	79,587,200
	61,000,000	Brazil Minas SPE via State of Minas Gerais, (144A), 5.333%, due 02/15/28 (2)	60,085,000
BRL	114,273,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/23	46,731,353
BRL	199,929,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/18	85,157,216
	$60,000,000	Brazilian Government International Bond, 4.25%, due 01/07/25 (5)	59,430,000
	61,000,000	Caixa Economica Federal, (144A), 4.5%, due 10/03/18 (2)	61,976,000
	55,000,000	Gerdau Trade, Inc., (Reg. S), 5.75%, due 01/30/21 (6)	56,980,000
	68,000,000	Odebrecht Offshore Drilling Finance, Ltd., (144A), 6.75%, due 10/01/22 (2)	71,060,000
	64,000,000	QGOG Constellation S.A., (144A), 6.25%, due 11/09/19 (2)	62,080,000
	61,350,000	Samarco Mineracao S.A., (144A), 4.125%, due 11/01/22 (2)	56,227,275
	68,880,200	Schahin II Finance Co. SPV, Ltd., (144A), 5.875%, due 09/25/23 (2)	67,330,396
	43,500,000	Tonon Bioenergia S.A., (144A), 9.25%, due 01/24/20 (2)	40,455,000
	27,667,000	Virgolino de Oliveira Finance, Ltd., (144A), 10.5%, due 01/28/18 (2)	22,825,275
	31,725,000	Virgolino de Oliveira Finance, Ltd., (144A), 11.75%, due 02/09/22 (2)	25,697,250

		Total Brazil (Cost: $941,119,891)	890,385,965

		Chile (2.8%)
CLP	20,500,000,000	Chile Government International Bond, (Reg. S), 6%, due 01/01/20 (6)	42,588,007
	$57,500,000	CorpGroup Banking S.A., (144A), 6.75%, due 03/15/23 (2)	51,606,250
	17,800,000	GeoPark Latin America, Ltd. Agencia en Chile, (144A), 7.5%, due 02/11/20 (2)	18,467,500
	47,700,000	Tanner Servicios Financieros S.A., (144A), 4.375%, due 03/13/18 (2)	46,707,363

		Total Chile (Cost: $167,250,072)	159,369,120

		China (3.4%)
	81,000,000	Country Garden Holdings Co., Ltd., (144A), 7.25%, due 04/04/21(2)	81,307,800
	35,000,000	Future Land Development Holdings, Ltd., (144A), 10.25%, due 01/31/18 (2)	35,000,000
	35,600,000	Kaisa Group Holdings, Ltd., (144A), 8.875%, due 03/19/18 (2)	36,668,000
	29,700,000	MIE Holdings Corp., (144A), 9.75%, due 05/12/16 (2)	31,482,000
	7,222,000	Pacnet, Ltd., (144A), 9.25%, due 11/09/15 (2)	7,402,550

		Total China (Cost: $189,962,494)	191,860,350

		Colombia (3.4%)
	14,000,000	Avianca Holdings S.A., (144A), 8.375%, due 05/10/20 (2)	14,700,000
	58,000,000	Banco Davivienda S.A., (144A), 5.875%, due 07/09/22 (2)	57,594,000
	60,500,000	Grupo Aval, Ltd., (144A), 4.75%, due 09/26/22 (2)	57,323,750
	66,650,000	Pacific Rubiales Energy Corp., (144A), 5.125%, due 03/28/23 (2)	64,483,875

		Total Colombia (Cost: $199,897,516)	194,101,625

See accompanying notes to financial statements.

29

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Costa Rica (2.9%)
$41,000,000	Banco de Costa Rica, (144A), 5.25%, due 08/12/18 (2)	$41,512,500
69,000,000	Banco Nacional de Costa Rica, (144A), 4.875%, due 11/01/18 (2)(5)	69,000,000
60,100,000	Instituto Costarricense de Electricidad, (144A), 6.375%, due 05/15/43 (2)	53,939,750

	Total Costa Rica (Cost: $169,385,812)	164,452,250

	Cote d’Ivoire (Cost: $46,081,228) (0.8%)
49,516,000	Ivory Coast Government Bond, (Reg. S), 7.099%, due 12/31/32 (6)	45,183,350

	Croatia (2.7%)
35,000,000	Agrokor DD, (144A), 8.875%, due 02/01/20 (2)	38,500,000
44,000,000	Croatia Government International Bond, (Reg. S), 6.75%, due 11/05/19 (6)	48,180,000
68,000,000	Hrvatska Elektroprivreda, (144A), 6%, due 11/09/17 (2)	70,295,000

	Total Croatia (Cost: $155,142,046)	156,975,000

	Dominican Republic (Cost: $42,114,087) (0.8%)
42,000,000	Dominican Republic International Bond, (144A), 6.6%, due 01/28/24 (2)	43,680,000

	El Salvador (1.7%)
54,500,000	El Salvador Government International Bond, (144A), 5.875%, due 01/30/25 (2)	54,636,250
46,150,000	MMG S.A. (AES El Salvador Trust II), (144A), 6.75%, due 03/28/23 (2)	44,534,750

	Total El Salvador (Cost: $101,440,038)	99,171,000

	Georgia (Cost: $30,620,125) (0.5%)
26,375,000	Georgian Railway JSC, (Reg. S), 7.75%, due 07/11/22 (6)	28,682,813

	Guatemala (Cost: $70,601,744) (1.1%)
70,000,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (2)	65,800,000

	Hungary (2.2%)
66,000,000	Hungary Government International Bond, 4.125%, due 02/19/18 (3)	66,990,000
56,000,000	Hungary Government International Bond, 5.375%, due 02/21/23 (3)	56,058,800

	Total Hungary (Cost: $121,462,170)	123,048,800

	India (3.1%)
66,000,000	ICICI Bank, Ltd., (Reg. S), 6.375%, due 04/30/22 (1)(6)	63,360,000
46,000,000	Vedanta Resources PLC, (144A), 6%, due 01/31/19 (2)	44,620,000
30,000,000	Vedanta Resources PLC, (144A), 7.125%, due 05/31/23 (2)	28,725,000
36,200,000	Vedanta Resources PLC, (144A), 8.25%, due 06/07/21 (2)	37,557,500

	Total India (Cost: $176,278,149)	174,262,500

	Indonesia (1.5%)
70,000,000	Perusahaan Penerbit SBSN, (144A), 6.125%, due 03/15/19 (2)	75,950,000
9,333,333	PT Bumi Resources Tbk, Term Loan, 24.763%, due 11/07/14 (7)	8,026,667

	Total Indonesia (Cost: $80,156,119)	83,976,667

See accompanying notes to financial statements.

30

TCW Emerging Markets Income Fund

October 31, 2013

Principal Amount		Fixed Income Securities	Value

		Iraq (Cost: $82,479,237) (1.4%)
	$88,750,000	Republic of Iraq, (Reg. S), 5.8%, due 01/15/28 (6)	$77,878,125

		Israel (2.1%)
	57,600,000	Israel Electric Corp., Ltd., (144A), 5.625%, due 06/21/18 (2)(3)	60,840,000
	53,000,000	Israel Electric Corp., Ltd., (144A), 6.875%, due 06/21/23 (2)(3)	57,372,500

		Total Israel (Cost: $112,899,352)	118,212,500

		Mexico (10.3%)
	62,000,000	BBVA Bancomer S.A., (144A), 6.75%, due 09/30/22 (2)	67,425,000
	25,000,000	Cemex S.A.B. de C.V., (144A), 4.999%, due 10/15/18 (1)(2)	25,906,250
	60,000,000	Cemex S.A.B. de C.V., (144A), 6.5%, due 12/10/19 (2)	61,350,000
	54,000,000	Comision Federal de Electricidad, (144A), 4.875%, due 01/15/24 (2)	54,877,500
	68,000,000	Corp GEO S.A.B. de C.V., (144A), 8.875%, due 03/27/22 (2)(8)	10,880,000
	MXN 961,560,000	Mexican BONOS Government Bond, 5%, due 06/15/17	74,604,041
MXN	516,336,100	Mexican BONOS Government Bond, 6.5%, due 06/09/22	41,171,346
MXN	671,000,000	Mexican BONOS Government Bond, 7.75%, due 05/29/31	55,126,271
	$37,000,000	Pemex Project Funding Master Trust, 6.625%, due 06/15/35 (3)	40,330,000
	24,700,000	Petroleos Mexicanos, 2.266%, due 07/18/18 (1)(3)	25,533,625
	44,500,000	Petroleos Mexicanos, 3.5%, due 07/18/18 (3)	45,734,875
	16,000,000	Petroleos Mexicanos, 4.875%, due 01/18/24 (3)	16,360,000
	67,000,000	Tenedora Nemak S.A. de C.V., (144A), 5.5%, due 02/28/23 (2)	66,665,000

		Total Mexico (Cost: $651,624,122)	585,963,908

		Panama (Cost: $32,664,777) (0.6%)
	33,000,000	Global Bank Corp., (144A), 4.75%, due 10/05/17 (2)	33,412,500

		Paraguay (Cost: $44,440,000) (0.8%)
	44,440,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (2)	47,606,350

		Peru (2.3%)
	40,728,000	Cia Minera Milpo S.A.A., (144A), 4.625%, due 03/28/23 (2)	37,978,860
	49,275,000	Inkia Energy, Ltd., (Reg. S), 8.375%, due 04/04/21 (6)	53,032,219
	20,650,000	Pesquera Exalmar S.A.A., (144A), 7.375%, due 01/31/20 (2)	19,514,250
	21,000,000	Scotiabank Peru S.A., (144A), 4.5%, due 12/13/27 (1)(2)	19,162,500

		Total Peru (Cost: $130,445,315)	129,687,829

		Russia (11.8%)
	30,500,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.5%, due 09/26/19 (2)	32,825,625
	33,000,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.75%, due 04/28/21 (2)	36,588,750
	51,500,000	Credit Bank of Moscow via CBOM Finance PLC, (144A), 7.7%, due 02/01/18 (2)	53,817,500
	49,000,000	EDC Finance, Ltd., (144A), 4.875%, due 04/17/20 (2)	48,938,750
	36,700,000	Home Credit & Finance Bank OOO via Eurasia Capital S.A., (144A), 9.375%, due 04/24/20 (1)(2)	37,984,500
	56,000,000	Metalloinvest Finance, Ltd., (144A), 5.625%, due 04/17/20 (2)	56,000,000
	45,000,000	Nomos Bank via Nomos Capital PLC, (144A), 10%, due 04/26/19 (2)	47,867,238

See accompanying notes to financial statements.

31

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Russia (Continued)
	$48,500,000	Polyus Gold International, Ltd., (144A), 5.625%, due 04/29/20 (2)	$48,681,875
RUB	1,925,000,000	Russian Federal Bond — OFZ, 7.05%, due 01/19/28 (3)	57,892,706
	$12,500,000	Russian Standard Bank via Russian Standard Finance S.A., (144A), 10.75%, due 04/10/18 (2)	12,938,125
	90,000,000	Sberbank of Russia via SB Capital S.A., (144A), 5.25%, due 05/23/23 (2)	84,667,500
	54,000,000	VimpelCom Holdings B.V., (144A), 5.95%, due 02/13/23 (2)	52,245,000
	30,000,000	VTB Bank OJSC via VTB Capital S.A., (144A), 6.95%, due 10/17/22 (2)	30,900,000
	64,500,000	VTB Bank OJSC via VTB Eurasia, Ltd., (144A), 9.5%, due 12/31/49 (1)(2)(4)	70,711,350

		Total Russia (Cost: $664,154,530)	672,058,919

		Serbia (1.9%)
	68,000,000	Republic of Serbia, (Reg. S), 4.875%, due 02/25/20 (6)	65,025,000
	25,000,000	Republic of Serbia, (Reg. S), 5.25%, due 11/21/17 (6)	25,187,500
	19,739,379	Republic of Serbia, (Reg. S), 6.75%, due 11/01/24 (6)	19,517,311

		Total Serbia (Cost: $110,625,994)	109,729,811

		Slovenia (2.3%)
	94,500,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (2)	90,720,000
	40,000,000	Slovenia Government International Bond, (Reg. S), 4.75%, due 05/10/18 (3)(6)	39,700,000

		Total Slovenia (Cost: $133,951,371)	130,420,000

		South Africa (1.1%)
	18,550,000	Gold Fields Orogen Holding BVI, Ltd., (Reg. S), 4.875%, due 10/07/20 (3)(6)	16,045,750
	25,000,000	Myriad International Holdings BV, (144A), 6%, due 07/18/20 (2)	27,125,000
	18,000,000	South Africa Government International Bond, 5.875%, due 09/16/25 (3)	19,250,100

		Total South Africa (Cost: $62,656,757)	62,420,850

		Spain (Cost: $28,454,745) (0.5%)
	30,270,000	BC Luxco 1 S.A., (Reg. S), 7.375%, due 01/29/20 (6)	29,210,550

		Sri Lanka (Cost: $41,000,000) (0.8%)
	41,000,000	National Savings Bank, (144A), 8.875%, due 09/18/18 (2)	43,562,500

		Tanzania (Cost: $42,064,605) (0.8%)
	42,000,000	Tanzania Government International Bond, (Reg. S), 6.392%, due 03/09/20 (1)(6)	44,100,000

		Turkey (5.3%)
	58,800,000	Akbank TAS, (144A), 5%, due 10/24/22 (2)	56,080,500
	63,500,000	Anadolu Efes Biracilik Ve Malt Sanayii A.S., (Reg. S), 3.375%, due 11/01/22 (3)(6)	54,927,500
	59,000,000	Hazine Mustesarligi Varlik Kiralama A.S., (144A), 4.557%, due 10/10/18 (2)	60,457,300
	65,000,000	Turkiye Is Bankasi, (144A), 6%, due 10/24/22 (2)	62,920,000
	76,000,000	Yapi ve Kredi Bankasi A.S., (144A), 5.5%, due 12/06/22 (2)	69,255,000

		Total Turkey (Cost: $314,611,797)	303,640,300

See accompanying notes to financial statements.

32

TCW Emerging Markets Income Fund

October 31, 2013

Principal Amount		Fixed Income Securities	Value

		Ukraine (Cost: $82,200,895) (1.4%)
	$83,500,000	National JSC Naftogaz of Ukraine, 9.5%, due 09/30/14	$79,851,050

		United Arab Emirates (Cost: $39,479,087) (0.7%)
	36,250,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37 (3)(6)	38,289,062

		Uruguay (Cost: $37,196,220) (0.6%)
UYU	644,485,533	Uruguay Government International Bond, 4.375%, due 12/15/28 (3)	32,937,037

		Venezuela (3.8%)
	$25,000,000	Petroleos de Venezuela S.A., 4.9%, due 10/28/14	23,562,500
	115,150,000	Petroleos de Venezuela S.A., (Reg. S), 8.5%, due 11/02/17 (6)	103,635,000
	105,000,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19 (6)	86,625,000

		Total Venezuela (Cost: $222,835,828)	213,822,500

		Total Fixed Income Securities (Cost: $5,395,505,059) (92.5%)	5,252,042,345

Number of Shares		Equity Securities
		Mexico (Cost: $0) (0%)
	240,079	Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R. (8)	—

		Total Equity Securities (Cost: $0) (0%)	—

Principal Amount		Short-Term Investments
		Foreign Government Bonds
		Nigeria (0.9%)
NGN	8,198,974,000	Nigeria Treasury Bill, 0%, due 04/24/14	48,701,802

		Total Foreign Government Bonds (Cost: $48,791,101)	48,701,802

		Repurchase Agreement (Cost: $417,483,378) (7.3%)
	417,483,378	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $19,000,000 Federal Home Loan Mortgage Corp., 2.1%, due 10/17/22, valued at $17,543,403; $400,000,000 Federal Home Loan Mortgage Corp., 2%, due 11/02/22, valued at $370,293,600; $40,540,000 Federal National Mortgage Association, 2.08%, due 11/02/22, valued at $37,998,223) (Total Amount to be Received Upon Repurchase $417,483,378)	417,483,378

		Total Short-Term Investments (Cost: $466,274,479) (8.2%)	466,185,180

		Total Investments (Cost: $5,861,779,538) (100.7%)	5,718,227,525
		Liabilities in Excess of Other Assets (–0.7%)	(38,862,355)

		Total Net Assets (100.0%)	$5,679,365,170

See accompanying notes to financial statements.

33

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (9)
Bank of America	EUR	114,373,502	12/05/13	$150,330,324	$155,301,406	$4,971,082
Bank of America	HUF	5,900,000,000	03/10/14	25,159,915	26,878,601	1,718,686
Bank of America	JPY	5,049,500,000	05/28/14	52,022,913	51,430,169	(592,744)
Bank of America	RUB	1,663,750,000	05/19/14	48,711,755	50,188,495	1,476,740
Bank of America	ZAR	499,575,000	01/27/14	48,755,673	49,107,450	351,777
Goldman Sachs	MXN	1,023,360,000	05/14/14	82,000,000	77,247,109	(4,752,891)
JPMorgan Chase Bank	ZAR	806,040,000	03/18/14	77,612,055	78,669,781	1,057,726

				$484,592,635	$488,823,011	$4,230,376

SELL (10)
Bank of America	AUD	54,986,143	01/23/14	$50,000,000	$51,679,377	$(1,679,377)
Bank of America	BRL	74,262,500	03/24/14	32,500,000	32,083,792	416,208
Bank of America	EUR	114,373,503	12/05/13	150,000,000	155,301,406	(5,301,406)
Bank of America	HUF	5,900,000,000	03/10/14	25,000,000	26,878,601	(1,878,601)
Bank of America	JPY	5,049,500,000	05/28/14	50,000,000	51,430,169	(1,430,169)
Bank of America	JPY	5,872,440,000	10/01/14	60,000,001	59,889,297	110,704
Bank of America	RUB	1,663,750,000	05/19/14	50,000,000	50,188,495	(188,495)
Bank of America	TRY	302,475,000	02/12/14	150,000,000	148,785,173	1,214,827
Bank of America	ZAR	499,575,000	01/27/14	50,000,000	49,107,450	892,550
JPMorgan Chase Bank	BRL	86,362,500	03/24/14	37,500,000	37,311,382	188,618
JPMorgan Chase Bank	JPY	4,890,000,000	04/30/14	50,000,000	49,793,165	206,835
JPMorgan Chase Bank	ZAR	806,040,000	03/18/14	80,000,000	78,669,781	1,330,219

				$785,000,001	$791,118,088	$(6,118,087)

Credit Default Swaps — Buy Protection
Notional Amount (11)	Implied Credit Spread (12)	Expiration Date	Counterparty	Fixed Deal Pay Rate	Reference Entity	Unrealized Depreciation	Premium Paid	Value (13)
OTC Swaps
$30,000,000	0.36%	03/20/17	Bank of America	1.0%	Kingdom of Saudi Arabia	$(1,120,086)	$469,239	$(650,847)
25,000,000	0.41%	03/20/17	Bank of America	1.0%	State of Qatar	(916,757)	422,527	(494,230)
25,000,000	0.41%	03/20/17	Bank of America	1.0%	State of Qatar	(885,262)	391,032	(494,230)
20,000,000	0.32%	03/20/17	JPMorgan Chase Bank	1.0%	Abu Dhabi Government	(748,282)	287,218	(461,064)
30,000,000	0.32%	03/20/17	JPMorgan Chase Bank	1.0%	Abu Dhabi Government	(1,122,865)	431,269	(691,596)
20,000,000	0.36%	03/20/17	JPMorgan Chase Bank	1.0%	Kingdom of Saudi Arabia	(721,411)	287,513	(433,898)

						$(5,514,663)	$2,288,798	$(3,225,865)

See accompanying notes to financial statements.

34

TCW Emerging Markets Income Fund

October 31, 2013

Notes to the Schedule of Investments:

AUD	- Australian Dollar.
BRL	- Brazilian Real.
CLP	- Chilean Peso.
EUR	- Euro Currency.
HUF	- Hungarian Forint.
JPY	- Japanese Yen.
MXN	- Mexican Peso.
NGN	- Nigeria Naira.
RUB	- Russian Ruble.
TRY	- New Turkish Lira.
UYU	- Uruguayan Peso.
ZAR	- South African Rand.
OTC	- Over-the Counter.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $3,365,134,457 or 59.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	Perpetual Maturity.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2013, the value of these securities amounted to $938,147,187 or 16.5% of net assets.
(7)	Rate stated is the effective yield.
(8)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(9)	Fund buys foreign currency, sells U.S. Dollar.
(10)	Fund sells foreign currency, buys U.S. Dollar.
(11)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(12)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(13)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

35

TCW Emerging Markets Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	0.3%
Banks	22.8
Beverages	1.0
Building Materials	1.7
Coal	0.1
Commercial Services	1.2
Diversified Financial Services	3.2
Electric	6.0
Energy — Alternate Sources	0.9
Engineering & Construction	1.3
Food	3.0
Foreign Government Bonds	27.6
Government Regional/Local	1.1
Internet	0.1
Investment Companies	1.0
Iron & Steel	3.0
Media	0.5
Mining	3.8
Oil & Gas	8.9
Oil & Gas Services	0.9
Real Estate	2.7
Telecommunications	0.9
Transportation	0.5
Short-Term Investments	8.2

Total	100.7%

See accompanying notes to financial statements.

36

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2013

Principal Amount		Fixed Income Securities	Value
		Brazil (11.2% of Net Assets)
BRL	16,230,000	Brazil Letras do Tesouro Nacional, 0%, due 01/01/17	$5,154,738
BRL	41,809,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/18	17,808,012
BRL	40,276,000	Brazil Notas do Tesouro Nacional, Series F, 10%, due 01/01/23 (1)	16,470,662

		Total Brazil (Cost: $42,016,808)	39,433,412

		Chile (2.9%)
CLP	5,000,000,000	Banco Santander Chile, (Reg. S), 6.5%, due 09/22/20 (1)(2)	9,751,098
CLP	300,000,000	Chile Government International Bond, (Reg. S), 6%, due 01/01/18 (2)	615,860

		Total Chile (Cost: $11,116,799)	10,366,958

		China (Cost: $7,325,712) (2.1%)
CNY	44,000,000	Kaisa Group Holdings, Ltd. (Reg. S), 6.875%, due 04/22/16 (2)	7,253,643

		Colombia (3.3%)
COP	8,568,000,000	Colombia Government International Bond, 4.375%, due 03/21/23	4,151,836
COP	15,882,000,000	Empresa de Telecomunicaciones de Bogota, (144A), 7%, due 01/17/23 (3)	7,355,481

		Total Colombia (Cost: $12,420,065)	11,507,317

		Hungary (8.1%)
HUF	2,015,000,000	Hungary Government Bond, 7.5%, due 11/12/20	10,567,287
HUF	2,100,000,000	Hungary Government Bond, 6%, due 11/24/23	10,077,093
HUF	1,600,000,000	Hungary Government Bond, 6.75%, due 11/24/17	7,982,396

		Total Hungary (Cost: $27,170,461)	28,626,776

		India (1.7%)
INR	50,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/17	825,289
INR	125,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/18	2,072,217
INR	175,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/19	2,907,131

		Total India (Cost: $7,740,280)	5,804,637

		Indonesia (7.0%)
IDR	111,200,000,000	Indonesia Treasury Bond, 5.25%, due 05/15/18	9,235,839
IDR	144,500,000,000	Indonesia Treasury Bond, 5.625%, due 05/15/23	11,348,682
IDR	36,521,000,000	Indonesia Treasury Bond, 11%, due 11/15/20	3,900,822

		Total Indonesia (Cost: $25,033,560)	24,485,343

		Malaysia (4.4%)
MYR	27,700,000	Malaysia Government Bond, 3.26%, due 03/01/18 (1)	8,747,548
MYR	20,500,000	Malaysia Government Bond, 4.378%, due 11/29/19 (1)	6,793,601

		Total Malaysia (Cost: $15,252,154)	15,541,149

		Mexico (10.0%)
MXN	65,393,100	Mexican BONOS Government Bond, 5%, due 06/15/17 (1)	5,073,619
MXN	106,549,700	Mexican BONOS Government Bond, 6.5%, due 06/09/22 (1)	8,496,006

See accompanying notes to financial statements.

37

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Mexico (Continued)
MXN	142,350,000	Mexican BONOS Government Bond, 7.75%, due 05/29/31	$11,694,821
MXN	109,748,000	Mexican BONOS Government Bond, 8.5%, due 12/13/18	9,682,520

		Total Mexico (Cost: $36,674,794)	34,946,966

		Peru (Cost: $2,253,916) (0.6%)
PEN	6,200,000	Peruvian Government International Bond, (Reg. S), 5.2%, due 09/12/23 (2)	2,237,858

		Philippines (Cost: $11,420,067) (3.4%)
PHP	460,000,000	Philippine Government International Bond, 4.95%, due 01/15/21	11,923,166

		Poland (5.3%)
PLN	7,658,000	Poland Government Bond, 3.75%, due 04/25/18	2,522,129
PLN	8,500,000	Poland Government Bond, 5.25%, due 10/25/17 (1)	2,956,643
PLN	35,700,000	Poland Government Bond, 5.75%, due 10/25/21 (1)	12,980,923

		Total Poland (Cost: $18,317,220)	18,459,695

		Romania (Cost: $3,376,179) (1.0%)
RON	10,900,000	Romania Government Bond, 5.75%, due 01/27/16 (1)	3,489,855

		Russia (11.0%)
RUB	425,600,000	Russian Federal Bond — OFZ, 6.8%, due 12/11/19	13,323,742
RUB	373,000,000	Russian Federal Bond — OFZ, 7.05%, due 01/19/28	11,217,652
RUB	329,400,000	Russian Federal Bond — OFZ, 7.35%, due 01/20/16	10,518,235
RUB	110,000,000	Russian Federal Bond — OFZ, 7.6%, due 04/14/21 (1)	3,567,113

		Total Russia (Cost: $39,889,868)	38,626,742

		Serbia (Cost: $11,017,173) (3.1%)
RSD	940,000,000	Serbia Treasury Bond, 10%, due 05/16/15	10,999,578

		South Africa (9.5%)
ZAR	148,250,000	South Africa Government Bond, 6.75%, due 03/31/21 (1)	14,369,857
ZAR	110,320,000	South Africa Government Bond, 8%, due 12/21/18 (1)	11,559,558
ZAR	61,067,000	South Africa Government Bond, 10.5%, due 12/21/26 (1)	7,339,598

		Total South Africa (Cost: $38,268,774)	33,269,013

		Thailand (Cost: $11,783,033) (3.4%)
THB	365,500,000	Thailand Government Bond, 3.25%, due 06/16/17	11,790,014

		Turkey (4.9%)
TRY	21,700,000	Turkey Government Bond, 7.5%, due 09/24/14	10,908,428
TRY	12,390,000	Turkey Government Bond, 8.3%, due 06/20/18	6,273,359

		Total Turkey (Cost: $17,884,543)	17,181,787

		Uruguay (Cost: $7,421,115) (2.0%)
UYU	140,742,857	Uruguay Government International Bond, 4.25%, due 04/05/27	7,080,726

		Total Fixed Income Securities (Cost: $346,382,521) (94.9%)	333,024,635

See accompanying notes to financial statements.

38

TCW Emerging Markets Local Currency Income Fund

October 31, 2013

Principal Amount		Short-Term Investments	Value
		Foreign Government Bonds (2.0%)
		Nigeria (Cost: $7,141,054) (2.0%)
NGN	1,200,000,000	Nigeria Treasury Bill, 0%, due 04/24/14	$7,127,985

		Repurchase Agreement (Cost: $1,634,140) (0.5%)
	$1,634,140	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $1,780,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $1,668,398) (Total Amount to be Received Upon Repurchase $1,634,140)	1,634,140

		Total Short-Term Investments (Cost: $8,775,194) (2.5%)	8,762,125

		Total Investments (Cost: $355,157,715) (97.4%)	341,786,760
		Excess of Other Assets over Liabilities (2.6%)	9,288,584

		Total Net Assets (100.0%)	$351,075,344

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (4)
Bank of America	HUF	1,180,000,000	03/10/14	$5,031,983	$5,375,720	$343,737
Bank of America	JPY	504,950,000	05/28/14	5,202,291	5,143,017	(59,274)
Bank of America	MYR	55,026,000	05/14/14	18,000,000	17,216,219	(783,781)
Bank of America	ZAR	99,915,000	01/27/14	9,751,135	9,821,490	70,355
Goldman Sachs	CLP	6,031,250,000	11/07/13	12,333,845	11,761,179	(572,666)
JPMorgan Chase Bank	ZAR	201,510,000	03/18/14	19,403,014	19,667,445	264,431

				$69,722,268	$68,985,070	$(737,198)

SELL (5)
Bank of America	BRL	17,137,500	03/24/14	$7,500,000	$7,403,952	$96,048
Bank of America	HUF	1,180,000,000	03/10/14	5,000,000	5,375,720	(375,720)
Bank of America	JPY	504,950,000	05/28/14	5,000,000	5,143,017	(143,017)
Bank of America	MYR	55,026,000	05/14/14	16,722,687	17,216,219	(493,532)
Bank of America	RUB	665,500,000	05/19/14	20,000,000	20,075,398	(75,398)
Bank of America	TRY	29,910,000	02/12/14	15,000,000	14,712,504	287,496
Bank of America	ZAR	99,915,000	01/27/14	10,000,000	9,821,490	178,510
Goldman Sachs	CLP	6,031,250,000	11/07/13	12,500,000	11,761,179	738,822
JPMorgan Chase Bank	BRL	17,272,500	03/24/14	7,500,000	7,462,276	37,724
JPMorgan Chase Bank	JPY	489,000,000	04/30/14	5,000,000	4,979,316	20,683
JPMorgan Chase Bank	ZAR	201,510,000	03/18/14	20,000,000	19,667,445	332,555

				$124,222,687	$123,618,516	$604,171

See accompanying notes to financial statements.

39

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
CLP	- Chilean Peso.
CNY	- Chinese Yuan.
COP	- Colombian Peso.
HUF	- Hungarian Forint.
IDR	- Indonesian Rupiah.
INR	- Indian Rupee.
JPY	- Japanese Yen.
MXN	- Mexican Peso.
MYR	- Malaysian Ringgit.
NGN	- Nigeria Naira.
PEN	- Peruvian Nouveau Sol.
PHP	- Philippines Peso.
PLN	- Polish Zloty.
RON	- New Romanian Leu.
RSD	- Serbian Dinar.
RUB	- Russian Ruble.
THB	- Thai Baht.
TRY	- New Turkish Lira.
UYU	- Uruguayan Peso.
ZAR	- South African Rand.
(1)	All or a portion of this security is segregated to cover when-issued, delayed-delivery or forward commitments. (Note 2)
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2013, the value of these securities amounted to $19,870,300 or 5.7% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $7,355,481 or 2.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Fund buys foreign currency, sells U.S. Dollar.
(5)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

40

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Banks	2.8%
Electric	1.7
Foreign Government Bonds	86.2
Real Estate	2.1
Telecommunications	2.1
Short-Term Investments	2.5

Total	97.4%

See accompanying notes to financial statements.

41

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (1.5% of Net Assets)
$21,571	Educational Services of America, Inc. (12-2-A), (144A), 0.9%, due 04/25/39 (1)(2)	$21,653
14,869	Goal Capital Funding Trust (06-1-A3), 0.382%, due 11/25/26 (2)	14,705
9,100	Nelnet Student Loan Trust (12-5A-A), (144A), 0.77%, due 10/27/36 (1)(2)	9,061
8,600	Scholar Funding Trust (11-A-A), (144A), 1.138%, due 10/28/43 (1)(2)	8,561

	Total Asset-Backed Securities (Cost: $54,176)	53,980

	Commercial Mortgage-Backed Securities — Non-Agency (9.3%)
16,227	Banc of America Commercial Mortgage Trust (06-5-A2), 5.317%, due 09/10/47	16,319
18,796	Bear Stearns Commercial Mortgage Securities Trust (04-PWR4-A3), 5.468%, due 06/11/41 (2)	19,125
18,837	Bear Stearns Commercial Mortgage Securities Trust (05-PW10-A3), 5.395%, due 12/11/40	18,867
22,283	Bear Stearns Commercial Mortgage Securities Trust (07-PW16-AAB), 5.708%, due 06/11/40 (2)	23,176
2,247	CD Commercial Mortgage Trust (07-CD4-A2B), 5.205%, due 12/11/49	2,249
20,000	Commercial Mortgage Pass-Through Certificates (05-C6-A5A), 5.116%, due 06/10/44 (2)	21,159
6,090	Commercial Mortgage Trust (04-LB2A-A4), 4.715%, due 03/10/39	6,104
18,397	Credit Suisse Commercial Mortgage Trust (06-C1-AAB), 5.39%, due 02/15/39 (2)	18,766
20,000	GS Mortgage Securities Corp II (05-GG4-A4A), 4.751%, due 07/10/39	20,882
20,512	JPMorgan Chase Commercial Mortgage Securities Trust (05-CB11-ASB), 5.201%, due 08/12/37 (2)	20,778
20,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A4), 4.738%, due 07/15/42	20,925
20,871	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP7-ASB), 5.863%, due 04/15/45 (2)	21,811
13,273	JPMorgan Chase Commercial Mortgage Securities Trust (07-LD12-ASB), 5.833%, due 02/15/51 (2)	14,330
25,000	LB-UBS Commercial Mortgage Trust (04-C7-A6), 4.786%, due 10/15/29 (2)	25,511
17,247	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	17,679
12,323	Wachovia Bank Commercial Mortgage Trust (05-C17-APB), 5.037%, due 03/15/42	12,318
35,000	Wachovia Bank Commercial Mortgage Trust (05-C20-A7), 5.118%, due 07/15/42 (2)	37,086
18,532	Wachovia Bank Commercial Mortgage Trust (06-C26-APB), 5.997%, due 06/15/45	19,664

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $338,407)	336,749

	Residential Mortgage-Backed Securities — Agency (6.2%)
24,269	Federal Home Loan Mortgage Corp. (3346-FA), 0.404%, due 02/15/19 (2)	24,285
19,776	Federal Home Loan Mortgage Corp. (242-F29), 0.424%, due 11/15/36 (2)	19,680
21,503	Federal National Mortgage Association (01-70-OF), 1.12%, due 10/25/31 (2)	21,920
64,083	Federal National Mortgage Association (04-W2-1A3F), 0.52%, due 02/25/44 (2)	64,110
36,196	Federal National Mortgage Association (05-W3-2AF), 0.39%, due 03/25/45 (2)	36,174
15,534	Federal National Mortgage Association (10-87-GA), 4%, due 02/25/24	16,007
11,308	Federal National Mortgage Association (93-247-FM), 2.156%, due 12/25/23 (2)	11,707
2,475	Government National Mortgage Association (03-39-GF), 0.523%, due 05/20/32 (PAC)(2)(3)	2,476
11,355	Government National Mortgage Association (10-96-A), 2.207%, due 09/16/39	11,454
17,390	NCUA Guaranteed Notes (11-R6-1A), 0.554%, due 05/07/20 (2)(3)	17,409

	Total Residential Mortgage-Backed Securities — Agency (Cost: $222,337)	225,222

See accompanying notes to financial statements.

42

TCW Enhanced Commodity Strategy Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (19.7%)
$17,711	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	$18,923
17,311	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	17,462
7,336	Banc of America Funding Corp. (06-G-2A3), 0.343%, due 07/20/36 (2)	7,296
12,719	Bear Stearns Alt-A Trust (04-13-A1), 0.91%, due 11/25/34 (2)	12,602
10,723	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.57%, due 08/25/43 (2)	10,533
29,596	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30 (2)	32,778
56,358	Centex Home Equity Loan Trust (05-A-AF5), 5.28%, due 01/25/35	61,352
31,235	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/28 (2)	33,845
18,703	Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1), 1.19%, due 11/25/33 (2)	17,337
50,155	Credit-Based Asset Servicing and Securitization LLC (05-CB4-AF3), 5.028%, due 07/25/35	51,440
19,329	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.17%, due 08/25/34 (2)	19,123
17,444	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.62%, due 10/25/34 (2)	17,277
36,643	HSBC Home Equity Loan Trust USA (05-2-M1), 0.633%, due 01/20/35 (2)	36,291
16,572	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP8-A3B), 5.447%, due 05/15/45	16,714
74,210	JPMorgan Mortgage Trust (05-A6-7A1), 2.702%, due 08/25/35 (2)(4)	70,156
48,564	MASTR Seasoned Securitization Trust (04-1-4A1), 2.619%, due 10/25/32 (2)	50,553
46,521	MASTR Seasoned Securitization Trust (05-1-4A1), 2.426%, due 10/25/32 (2)	46,607
39,672	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	44,780
19,317	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.62%, due 07/25/34 (2)	18,520
34,844	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (2)	36,764
17,240	Residential Asset Mortgage Products, Inc. (03-RZ3-A6), 3.9%, due 03/25/33	17,366
37,831	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	38,608
5,932	Residential Asset Mortgage Products, Inc. (05-RS5-AI3), 0.51%, due 05/25/35 (2)	5,875
2,454	Residential Asset Mortgage Products, Inc. (05-RS8-A2), 0.46%, due 10/25/33 (2)	2,449
28,988	Wells Fargo Mortgage-Backed Securities Trust (03-17-2A10), 5.5%, due 01/25/34	30,284

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $648,254)	714,935

	Corporate Bonds (30.8%)

	Airlines (4.7%)
93,520	Continental Airlines, Inc. Pass-Through Certificates, (00-1-A1), 8.048%, due 05/01/22 (EETC)	107,080
67,109	JetBlue Airways Corp. Pass-Through Certificates, (04-2-G1), 0.639%, due 02/15/18 (EETC) (2)	64,928

	Total Airlines (Cost: $161,997)	172,008

	Banks (15.2%)
75,000	Abbey National Treasury Services PLC (United Kingdom), 1.818%, due 04/25/14 (2)	75,464
10,000	Bank of America Corp., 5.625%, due 10/14/16	11,216
80,000	Bank of America N.A., 0.534%, due 06/15/16 (2)	78,606
7,000	Citigroup, Inc., 0.812%, due 08/25/36 (2)	5,747
75,000	Citigroup, Inc., 1.964%, due 05/15/18 (2)	78,067
75,000	Goldman Sachs Group, Inc. (The), 1.265%, due 02/07/14 (2)	75,150
75,000	JPMorgan Chase Bank N.A., 0.584%, due 06/13/16 (2)	74,222
50,000	Lloyds Bank PLC (United Kingdom), 2.588%, due 01/24/14 (2)	50,264
100,000	National Australia Bank, Ltd. (Australia), 0.966%, due 04/11/14 (2)	100,301

	Total Banks (Cost: $541,309)	549,037

See accompanying notes to financial statements.

43

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Diversified Financial Services (2.5%)
$60,000	General Electric Capital Corp., 0.622%, due 05/05/26 (2)	$55,201
35,000	Macquarie Group, Ltd. (Australia), (144A), 7.3%, due 08/01/14 (1)	36,641

	Total Diversified Financial Services (Cost: $80,995)	91,842

	Electric (Cost: $25,081) (0.7%)
25,000	NextEra Energy Capital Holdings, Inc., 1.339%, due 09/01/15	25,106

	Insurance (4.0%)
70,000	Farmers Insurance Exchange, (144A), 6%, due 08/01/14 (1)	72,033
70,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (1)(2)	71,313

	Total Insurance (Cost: $138,568)	143,346

	REIT (3.7%)
35,000	HCP, Inc., 3.75%, due 02/01/19	36,578
70,000	Health Care REIT, Inc., 6.2%, due 06/01/16	78,302
20,000	Kimco Realty Corp., 4.82%, due 06/01/14	20,467

	Total REIT (Cost: $131,277)	135,347

	Total Corporate Bonds (Cost: $1,079,227) (30.8%)	1,116,686

	Municipal Bond (Cost: $75,172) (2.2%)
75,000	State of Illinois, General Obligation, 4.511%, due 03/01/15	78,070

	Total Fixed Income Securities (Cost: $2,417,573) (69.7%)	2,525,642

Number of Shares	Money Market Investments
9,000	BlackRock Liquidity Funds TempFund Portfolio, 0.03% (5)	9,000
36,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (5)	36,000
6,000	DWS Money Market Series — Institutional Shares, 0.05% (5)	6,000
14,500	JPMorgan Prime Money Market Fund — Institutional Class, 0.02% (5)	14,500

	Total Money Market Investments (Cost: $65,500) (1.8%)	65,500

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $16,596) (0.5%)
$16,596	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $20,000 Federal Home Loan Mortgage Corp., 1.96%, due 11/07/22 valued at $18,451) (Total Amount to be Received Upon Repurchase $16,596)	16,596

	Time Deposit (Cost: $4,401) (0.1%)
4,401	State Street Euro Dollar Time Deposit, Inc., 0.01%, due 11/01/13 (3)	4,401

	Discount Notes (26.4%)
200,000	Federal Home Loan Bank Discount Note, 0.04%, due 12/13/13 (6)	199,991
55,000	Federal Home Loan Mortgage Corp. Discount Note, 0.05%, due 02/03/14 (6)	54,994

See accompanying notes to financial statements.

44

TCW Enhanced Commodity Strategy Fund

October 31, 2013

Principal Amount	Short-Term Investments

	Discount Notes (Continued)
$10,000	Federal Home Loan Mortgage Corp. Discount Note, 0.055%, due 01/22/14 (3)(6)	$9,999
55,000	Federal Home Loan Mortgage Corp. Discount Note, 0.095%, due 02/03/14 (3)(6)	54,994
70,000	Federal Home Loan Mortgage Corp. Discount Note, 0.095%, due 12/09/13 (3)(6)	69,993
50,000	Federal Home Loan Mortgage Corp. Discount Note, 0.14%, due 01/06/14 (3)(6)	49,997
10,000	Federal National Mortgage Association Discount Note, 0.07%, due 11/06/13 (3)(6)	10,000
60,000	Federal National Mortgage Association Discount Note, 0.08%, due 01/22/14 (3)(6)	59,996
245,000	Federal National Mortgage Association Discount Note, 0.09%, due 01/21/14 (6)	244,984
200,000	Federal National Mortgage Association Discount Note, 0.092%, due 01/15/14 (3)(6)	199,988

	Total Discount Notes (Cost: $954,850)	954,936

	Total Short-Term Investments (Cost: $975,847) (27.0%)	975,933

	Total Investments (Cost: $3,458,920) (98.5%)	3,567,075

	Excess of Other Assets over Liabilities (1.5%)	55,307

	Net Assets (100.0%)	$3,622,382

Total Return Swaps (3)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Appreciation	Premium Paid	Value
OTC Swaps
$2,250,074	11/19/13	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills	Credit Suisse Custom 24 Total Return Index	$ (59,572)	$—	$ (59,572)
1,468,744	11/19/13	Citigroup Global Markets, Inc.	3-Month U.S. Treasury Bills	Citi Custom CIVICS H Index	(38,930)	—	(38,930)

					$ (98,502)	$—	$ (98,502)

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
OTC	- Over-the Counter.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $219,262 or 6.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(3)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd. (Note 2)
(4)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(5)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.
(6)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

45

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry

Industry	Percentage of Net Assets
Airlines	4.7%
Asset-Backed Securities	1.5
Banks	15.2
Commercial Mortgage-Backed Securities — Non-Agency	9.3
Diversified Financial Services	2.5
Electric	0.7
Insurance	4.0
Municipal Bonds	2.2
REIT	3.7
Residential Mortgage-Backed Securities — Agency	6.2
Residential Mortgage-Backed Securities — Non-Agency	19.7
Money Market Investments	1.8
Short-Term Investments	27.0

Total	98.5%

See accompanying notes to financial statements.

46

TCW Global Bond Fund

Schedule of Investments	October 31, 2013

Principal Amount		Fixed Income Securities	Value
		Corporate Bonds (27.0% of Net Assets)

		Airlines (1.8%)
	$200,000	American Airlines, Inc. Pass-Through Trust, (13-2-A), (144A), 4.95%, due 07/15/24 (EETC) (1)	$207,250
	91,221	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24 (EETC)	101,256
	95,000	JetBlue Airways Corp. Pass-Through Certificates, (04-1-G2), 0.674%, due 09/15/15 (EETC) (2)	94,630

		Total Airlines	403,136

		Banks (10.8%)
	100,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	103,037
	200,000	Alfa Bank OJSC via Alfa Bond Issuance PLC (Russia), (144A), 7.75%, due 04/28/21(1)	221,750
	200,000	Banco Davivienda S.A. (Colombia), (144A), 5.875%, due 07/09/22 (1)	198,600
	200,000	Banco do Brasil S.A. (Brazil), (144A), 6.25%, due 12/31/49 (1)(2)(3)	170,000
	250,000	Bank of America N.A., 6.1%, due 06/15/17	286,098
	200,000	BBVA Bancomer S.A. (Mexico), (144A), 6.75%, due 09/30/22 (1)	217,500
	300,000	Chase Capital VI, 0.89%, due 08/01/28 (2)	246,000
	200,000	Citigroup, Inc., 1.964%, due 05/15/18 (2)(4)	208,179
	200,000	Credit Bank of Moscow via CBOM Finance PLC (Russia), (144A), 7.7%, due 02/01/18 (1)	209,000
	110,000	Goldman Sachs Group, Inc. (The), 5.95%, due 01/18/18	126,392
	100,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17 (4)	106,633
	200,000	Sberbank of Russia via SB Capital S.A. (Russia), (144A), 5.25%, due 05/23/23 (1)	188,150
	200,000	Yapi ve Kredi Bankasi A.S. (Turkey), (144A), 5.5%, due 12/06/22 (1)	182,250

		Total Banks	2,463,589

		Coal (0.3%)
	100,000	Arch Coal, Inc., 7%, due 06/15/19	78,500

		Diversified Financial Services (2.9%)
	200,000	General Electric Capital Corp., 0.744%, due 08/15/36 (2)(4)	169,174
	250,000	Grupo Aval, Ltd. (Colombia), (144A), 4.75%, due 09/26/22 (1)	236,875
	200,000	Tenedora Nemak S.A. de C.V. (Mexico), (144A), 5.5%, due 02/28/23 (1)	199,000
	65,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	70,037

		Total Diversified Financial Services	675,086

		Energy-Alternate Sources (0.9%)
	200,000	Inkia Energy, Ltd. (Peru), (Reg. S), 8.375%, due 04/04/21 (4)(5)	215,250

		Food (3.1%)
EUR	350,000	Agrokor DD (Croatia), (Reg. S), 9.125%, due 02/01/20 (5)	534,020
	$200,000	Virgolino de Oliveira Finance, Ltd. (Brazil), (144A), 10.5%, due 01/28/18 (1)	165,000

		Total Food	699,020

See accompanying notes to financial statements.

47

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Insurance (1.1%)
	$100,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (1)	$121,969
	130,000	Farmers Exchange Capital II, (144A), 6.151%, due 11/01/53 (1)(2)(6)	133,123

		Total Insurance	255,092

		Mining (0.9%)
	200,000	Vedanta Resources PLC (India), (144A), 8.25%, due 06/07/21 (1)	207,500

		Oil & Gas (3.4%)
	200,000	MIE Holdings Corp. (China), (144A), 9.75%, due 05/12/16 (1)	212,000
	100,000	Petrobras Global Finance BV (Brazil), 1.884%, due 05/20/16 (2)	99,487
	200,000	Petroleos de Venezuela S.A. (Venezuela), (Reg. S), 8.5%, due 11/02/17 (5)	180,000
	300,000	QGOG Constellation S.A. (Brazil), (144A), 6.25%, due 11/09/19 (1)	291,000

		Total Oil & Gas	782,487

		Real Estate (0.9%)
	200,000	Country Garden Holdings Co., Ltd. (China), (144A), 7.25%, due 04/04/21 (1)	200,760

		REIT (0.9%)
	100,000	HCP, Inc., 3.75%, due 02/01/19	104,509
	100,000	SL Green Realty Corp., 5%, due 08/15/18	107,463

		Total REIT	211,972

		Total Corporate Bonds (Cost: $5,968,257) (27.0%)	6,192,392

		Foreign Government Bonds (37.2%)
	200,000	Brazilian Government International Bond, 4.25%, due 01/07/25 (6)	198,100
EUR	710,000	Bundesrepublik Deutschland (Germany), 2.25%, due 09/04/21 (4)	1,035,711
CAD	430,000	Canada Housing Trust No. 1, (144A), 3.35%, due 12/15/20 (1)	436,203
CLP	60,500,000	Chile Government Bond, 5.5%, due 08/05/20 (4)	121,354
EUR	265,000	France Government Bond OAT, 3.25%, due 10/25/21 (4)	399,753
	$200,000	Hungary Government International Bond, 4.125%, due 02/19/18	203,000
EUR	150,000	Ireland Government Bond, 4.5%, due 10/18/18	223,520
ILS	880,000	Israel Government Bond, 5.5%, due 01/31/22	287,742
EUR	285,000	Italy Buoni Poliennali Del Tesoro, 4.75%, due 09/15/16	417,335
JPY	123,000,000	Japan Government Ten-Year Bond, 1%, due 09/20/21 (4)	1,305,566
JPY	15,000,000	Japan Government Thirty-Year Bond, 2%, due 03/20/42 (4)	165,210
MXN	5,100,000	Mexican BONOS de Desarrollo, 6.5%, due 06/10/21	412,882
NZD	160,000	New Zealand Government Bond, 5.5%, due 04/15/23 (4)	141,770
NOK	1,350,000	Norway Government Bond, 3.75%, due 05/25/21 (4)	244,826
PLN	700,000	Poland Government Bond, 5.5%, due 10/25/19 (4)	249,128
EUR	200,000	Romanian Government International Bond, (Reg. S), 4.875%, due 11/07/19 (5)	287,870
SGD	350,000	Singapore Government Bond, 2.5%, due 06/01/19 (4)	301,004
	$250,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (1)	240,000
EUR	415,000	Spain Government Bond, 5.5%, due 04/30/21	638,097
SEK	1,500,000	Sweden Government Bond, 3.5%, due 06/01/22 (4)	256,338
TRY	250,000	Turkey Government Bond, 10.5%, due 01/15/20	137,883

See accompanying notes to financial statements.

48

TCW Global Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Foreign Government Bonds (Continued)
GBP 365,000	United Kingdom Gilt, 3.75%, due 09/07/21 (4)	$649,541
$200,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19(5)	165,000

	Total Foreign Government Bonds (Cost: $8,439,542)	8,517,833

	Asset-Backed Securities (4.1%)
200,000	CIFC Funding, Ltd. (12-2A-A1L), (144A), 1.66%, due 12/05/24 (1)(2)	199,832
55,000	Educational Funding of the South, Inc. (11-1-A2), 0.888%, due 04/25/35 (2)(4)	54,755
70,673	GE Business Loan Trust (04-2A-A), (144A), 0.394%, due 12/15/32 (1)(2)	66,728
50,987	Iowa Student Loan Liquidity Corp. (11-1-A), 1.5%, due 06/25/42 (2)(4)	52,168
225,000	Nelnet Education Loan Corp. (04-1A-B1), (144A), 0.559%, due 02/25/36 (1)(2)	164,250
50,000	SLM Student Loan Trust (07-3-A4), 0.298%, due 01/25/22 (2)(4)	47,506
50,000	SLM Student Loan Trust (11-2-A2), 1.37%, due 10/25/34 (2)(4)	51,760
186,134	Spirit Master Funding LLC (05-1-A1), (144A), 5.05%, due 07/20/23 (1)	189,223
150,000	Student Loan Consolidation Center (02-2-B2), (144A), 0%, due 07/01/42 (1)(2)(7)	113,311

	Total Asset-Backed Securities (Cost: $906,022)	939,533

	Commercial Mortgage-Backed Securities — Non-Agency (2.1%)
165,172	Banc of America Re-REMIC Trust (10-UB4-A4A), (144A), 5.023%, due 12/20/41 (1)(2)	173,249
72,564	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (1)	72,531
115,000	DBUBS Mortgage Trust (11-LC3A-A2), 3.642%, due 08/10/44 (4)	121,442
104,807	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43 (4)	115,662

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $475,953)	482,884

	Residential Mortgage-Backed Securities — Agency (16.6%)
45,545	Federal Home Loan Mortgage Corp. (2990-ND), 16.449%, due 12/15/34 (I/F) (PAC) (2)(4)	57,554
74,758	Federal Home Loan Mortgage Corp. (3001-HS), 16.315%, due 02/15/35 (I/F) (PAC) (2)(4)	88,613
283,623	Federal Home Loan Mortgage Corp. (3439-SC), 5.726%, due 04/15/38 (I/O) (I/F) (2)(4)	34,218
125,050	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (4)(7)	115,427
191,734	Federal Home Loan Mortgage Corp., Pool #E04113, 2.5%, due 11/01/27 (4)	193,861
340,211	Federal National Mortgage Association (07-52-LS), 5.88%, due 06/25/37 (I/O) (I/F) (2)(4)	45,090
306,265	Federal National Mortgage Association (08-18-SM), 6.83%, due 03/25/38 (I/O) (I/F) (2)(4)	48,069
214,094	Federal National Mortgage Association (09-115-SB), 6.08%, due 01/25/40 (I/O) (I/F) (2)(4)	27,189
392,553	Federal National Mortgage Association (10-116-SE), 6.43%, due 10/25/40 (I/O) (2)(4)	61,005
161,731	Federal National Mortgage Association (10-35-IA), 5%, due 07/25/38 (I/O) (4)	6,009
239,749	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41 (4)	246,435
249,811	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (4)	257,130

See accompanying notes to financial statements.

49

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$169,247	Federal National Mortgage Association, Pool #AB4670, 3%, due 03/01/27 (4)	$176,073
273,357	Federal National Mortgage Association, Pool #AB5215, 3%, due 05/01/27 (4)	284,310
113,906	Federal National Mortgage Association, Pool #AL3306, 2.46%, due 04/01/23 (4)	108,996
222,320	Federal National Mortgage Association, Pool #MA1527, 3%, due 08/01/33 (4)	224,891
560,000	Federal National Mortgage Association, TBA, 3% (8)	581,656
120,000	Federal National Mortgage Association, TBA, 3.5% (8)	123,113
640,000	Federal National Mortgage Association, TBA, 4% (8)	674,400
184,646	Government National Mortgage Association (11-146-EI), 5%, due 11/16/41 (I/O) (PAC) (4)	42,582
540,299	Government National Mortgage Association (11-69-GI), 5%, due 05/16/40 (I/O) (4)	80,150
561,408	Government National Mortgage Association (12-7-PI), 3.5%, due 01/20/38 (I/O) (PAC) (4)	54,221
615,130	Government National Mortgage Association (13-135-CS), 6.025%, due 09/16/43 (I/O) (2)(4)	85,854
200,000	Government National Mortgage Association II, TBA, 3% (8)	199,594

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,825,687)	3,816,440

	Residential Mortgage-Backed Securities — Non-Agency (7.4%)
162,184	American Home Mortgage Investment Trust (07-1-GA1C), 0.36%, due 05/25/47 (2)	115,179
321,308	First Horizon Mortgage Pass-Through Trust (05-AR4-2A1), 2.588%, due 10/25/35 (2)	280,297
80,240	Green Tree Financial Corp. (98-6-A8), 6.66%, due 06/01/30	86,655
286,272	Lehman XS Trust (06-9-A1B), 0.33%, due 05/25/46 (2)(9)	226,602
1,251,739	Merrill Lynch Alternative Note Asset Trust (07-A3-A2D), 0.5%, due 04/25/37 (2)	226,839
408,802	Novastar Home Equity Loan (06-2-A2C), 0.32%, due 06/25/36 (2)	227,396
175,351	Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1), 2.502%, due 12/25/34 (2)	171,127
524,066	Structured Asset Mortgage Investments, Inc. (06-AR3-22A1), 2.006%, due 05/25/36 (2)	357,174

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,180,542)	1,691,269

	U.S. Treasury Securities (6.5%)
550,000	U.S. Treasury Bond, 2.75%, due 08/15/42	461,398
118,708	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (4)(10)	121,212
405,000	U.S. Treasury Note, 1.375%, due 09/30/18	406,630
130,000	U.S. Treasury Note, 1.75%, due 05/15/23	121,433
380,000	U.S. Treasury Note, 2.5%, due 08/15/23	378,188

	Total U.S. Treasury Securities (Cost: $1,534,951)	1,488,861

	Total Fixed Income Securities (Cost: $22,330,954) (100.9%)	23,129,212

See accompanying notes to financial statements.

50

TCW Global Bond Fund

October 31, 2013

Number of Shares	Money Market Investments	Value
221,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (11)	$221,000
107,000	DWS Money Market Series — Institutional Shares, 0.05% (11)	107,000

	Total Money Market Investments (Cost: $328,000) (1.4%)	328,000

Principal Amount	Short-Term Investments
	Discount Notes (6.7% )
$750,000	Federal Home Loan Mortgage Corp. Discount Note, 0.14%, due 01/06/14 (12)	749,959
605,000	Federal Home Loan Mortgage Corp. Discount Note, 0.05%, due 12/19/13 (12)	604,959
175,000	Federal Home Loan Mortgage Corp. Discount Note, 0.05%, due 02/03/14 (12)	174,982

	Total Discount Notes (Cost: $1,529,745) (6.7%)	1,529,900

	Repurchase Agreement (Cost: $149,932) (0.7%)
149,932	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $170,000 Federal Home Loan Mortgage Corp., 1.96%, due 11/07/22, valued at $156,831) (Total Amount to be Received Upon Repurchase $149,932)	149,932

	U.S. Treasury Security (Cost: $34,999) (0.1%)
35,000	U.S. Treasury Bill, 0.037%, due 12/05/13 (12)	34,999

	Total Short-Term Investments (Cost: $1,714,676) (7.5%)	1,714,831

	Total Investments (Cost: $24,373,630) (109.8%)	25,172,043
	Liabilities in Excess of Other Assets (–9.8%)	(2,255,985)

	Total Net Assets (100.0%)	$22,916,058

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (13)
JPMorgan Securities Inc.	EUR	1,185,000	01/10/14	$1,611,351	$1,609,086	$(2,264)
JPMorgan Securities Inc.	JPY	174,500,000	01/10/14	1,789,441	1,775,460	(13,981)
JPMorgan Securities Inc.	KRW	498,250,000	01/10/14	461,044	467,528	6,484

				$3,861,836	$3,852,074	$(9,761)

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
SELL
11	10-Year U.S. Treasury Note Futures	12/19/13	$1,400,953	$ (34,817)

See accompanying notes to financial statements.

51

TCW Global Bond Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

CAD	- Canadian Dollar.
CLP	- Chilean Peso.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
ILS	- Israeli Shekel.
JPY	- Japanese Yen.
KRW	- South Korean Won.
MXN	- Mexican Peso.
NOK	- Norwegian Krona.
NZD	- New Zealand Dollar.
PLN	- Polish Zloty.
SEK	- Swedish Krona.
SGD	- Singapore Dollar.
TRY	- New Turkish Lira.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
REIT	- Real Estate Investment Trust.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $5,190,128 or 22.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(3)	Perpetual Maturity.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(5)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2013, the value of these securities amounted to $1,382,140 or 6.0% of net assets.
(6)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(7)	As of October 31, 2013, security is not accruing interest.
(8)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(9)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(10)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(11)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.
(12)	Rate shown represents yield-to-maturity.
(13)	Fund buys foreign currency, sells U.S. Dollar.

See accompanying notes to financial statements.

52

TCW Global Bond Fund

Investments by Industry	October 31, 2013

Industry	Percentage of Net Assets
Airlines	1.8%
Asset-Backed Securities	4.1
Banks	10.8
Coal	0.3
Commercial Mortgage-Backed Securities — Non-Agency	2.1
Diversified Financial Services	2.9
Energy — Alternate Sources	0.9
Food	3.1
Foreign Government Bonds	37.2
Insurance	1.1
Mining	0.9
Oil & Gas	3.4
Real Estate	0.9
REIT	0.9
Residential Mortgage-Backed Securities — Agency	16.6
Residential Mortgage-Backed Securities — Non-Agency	7.4
U.S. Treasury Securities	6.5
Money Market Investments	1.4
Short-Term Investments	7.5

Total	109.8%

See accompanying notes to financial statements.

53

TCW Global Bond Fund

Investments by Country

Country	Percentage of Net Assets
Brazil	3.6%
Canada	1.9
Chile	0.5
China	1.8
Colombia	1.9
Croatia	2.4
France	1.7
Germany	4.5
Hungary	0.9
India	0.9
Ireland	1.0
Israel	1.3
Italy	1.8
Japan	6.4
Mexico	3.6
Netherlands	0.9
New Zealand	0.6
Norway	1.1
Peru	0.9
Poland	1.1
Romania	1.3
Russia	2.7
Singapore	1.3
Slovenia	1.1
Spain	2.8
Sweden	1.1
Turkey	1.4
United Kingdom	3.3
United States	54.5
Venezuela	1.5

Total	109.8%

See accompanying notes to financial statements.

54

TCW High Yield Bond Fund

Schedule of Investments	October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Bank Loans (8.6% of Net Assets)

	Auto Manufacturers (1.3%)
$500,000	Navistar International Corp., Term Loan B, 5.439%, due 08/17/17 (1)	$510,625

	Auto Parts & Equipment (0.7%)
300,000	Schaeffler AG, Term Loan C, 4.198%, due 01/27/17 (1)	302,124

	Electric (2.9%)
468,315	La Frontera Generation LLC, Term Loan, 5.54%, due 09/30/20 (1)	473,097
272,938	Topaz Power Holdings LLC, Term Loan, 6.063%, due 02/26/20 (1)	274,586
442,083	TXU U.S. Holdings Co., Extended First Lien Term Loan, 15.415%, due 10/10/17 (1)	295,643
120,000	Utility Services Associates, In Term Loan B, 7.802%, due 09/30/20 (1)	119,550

	Total Electric	1,162,876

	Lodging (0.4%)
175,000	CityCenter Holdings LLC, First Lien Term Loan, 6.041%, due 10/16/20 (1)	176,714

	Mining (1.5%)
591,513	Fortescue Metals Group, Ltd., Term Loan, 5.517%, due 10/18/17 (1)	593,701

	Oil & Gas (0.6%)
250,000	NFR Energy LLC, Second Lien Term Loan, 9.181%, due 12/31/18 (1)	251,836

	Software (1.2%)
500,000	First Data Corp., First Lien Extended Term Loan, 5.003%, due 03/23/18 (1)	501,295

	Total Bank Loans (Cost: $3,427,296)	3,499,171

	Corporate Bonds (78.1%)

	Airlines (3.3%)
500,000	American Airlines, Inc. Pass-Through Trust, (13-1-B), (144A), 5.625%, due 01/15/21 (EETC) (2)	491,250
200,000	American Airlines, Inc. Pass-Through Trust, (13-2-A), (144A), 4.95%, due 01/15/23 (EETC) (2)	207,250
220,285	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC) (3)	240,868
352,446	Delta Air Lines, Inc. Pass-Through Certificates, (02-1G1), 6.718%, due 07/02/24 (EETC) (3)	391,215

	Total Airlines	1,330,583

	Auto Manufacturers (0.1%)
50,000	General Motors Co., (144A), 3.5%, due 10/02/18 (2)	51,250

	Auto Parts & Equipment (0.1%)
45,000	Schaeffler Finance BV(Germany), (144A), 8.5%, due 02/15/19 (2)	50,963

	Banks (4.7%)
125,000	Ally Financial, Inc., 7.5%, due 09/15/20	146,719
200,000	Ally Financial, Inc., 8%, due 11/01/31	237,100

See accompanying notes to financial statements.

55

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$700,000	CIT Group, Inc., 5.25%, due 03/15/18	$757,750
980,000	JPMorgan Chase Capital XIII, 1.198%, due 09/30/34 (4)	785,278

	Total Banks	1,926,847

	Chemicals (0.4%)
150,000	NOVA Chemicals Corp., (144A), 5.25%, due 08/01/23 (2)	152,449

	Coal (2.8%)
515,000	Arch Coal, Inc., 7%, due 06/15/19	404,275
375,000	Peabody Energy Corp., 4.75%, due 12/15/66 (Convertible Bond)	312,188
40,000	Walter Energy, Inc., (144A), 8.5%, due 04/15/21 (2)	34,100
60,000	Walter Energy, Inc., (144A), 9.5%, due 10/15/19 (2)	63,525
385,000	Walter Energy, Inc., (144A), 9.875%, due 12/15/20 (2)	343,612

	Total Coal	1,157,700

	Commercial Services (1.0%)
355,000	Ceridian Corp., (144A), 8.875%, due 07/15/19 (2)	413,575

	Diversified Financial Services (2.4%)
250,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (2)	289,219
640,000	ZFS Finance USA Trust V, (144A), 6.5%, due 05/09/67 (2)(4)	684,000

	Total Diversified Financial Services	973,219

	Electric (6.0%)
130,000	AES Corp., 4.875%, due 05/15/23	125,450
540,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (2)	523,800
180,000	Calpine Corp., (144A), 6%, due 01/15/22 (2)	187,650
348,000	DPL, Inc., 7.25%, due 10/15/21	363,660
500,000	Dynegy Roseton/Danskammer Pass-Through Trust, Series B, 7.67%, due 11/08/16 (5)	12,500
330,000	Dynegy, Inc., (144A), 5.875%, due 06/01/23 (2)	308,550
150,000	Electricite de France S.A. (France), (144A), 5.25%, due 12/31/49 (2)(4)	147,375
682,006	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28	762,142

	Total Electric	2,431,127

	Engineering & Construction (0.4%)
150,000	MasTec, Inc., 4.875%, due 03/15/23	143,625

	Entertainment (0.5%)
200,000	Carmike Cinemas, Inc., 7.375%, due 05/15/19	218,000

	Food (0.6%)
230,000	Post Holdings, Inc., 7.375%, due 02/15/22	246,387

	Gas (0.7%)
250,000	Sabine Pass LNG, LP, (144A), 7.5%, due 11/30/16 (2)	271,875

	Healthcare-Products (0.3%)
120,000	Alere, Inc., 7.25%, due 07/01/18	132,300

See accompanying notes to financial statements.

56

TCW High Yield Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Healthcare-Services (5.5%)
$60,000	Amsurg Corp., 5.625%, due 11/30/20	$60,600
150,000	CHS/Community Health Systems, Inc., 7.125%, due 07/15/20	157,875
350,000	CHS/Community Health Systems, Inc., 8%, due 11/15/19	381,062
130,000	DaVita, Inc., 5.75%, due 08/15/22	134,063
20,000	Fresenius Medical Care US Finance II, Inc., (144A), 5.625%, due 07/31/19 (2)	21,550
509,000	HCA, Inc., 7.25%, due 09/15/20	559,264
500,000	Health Management Associates, Inc., 7.375%, due 01/15/20	558,750
360,000	Tenet Healthcare Corp., 4.5%, due 04/01/21	351,450

	Total Healthcare-Services	2,224,614

	Holding Companies — Diversified (0.2%)
65,000	Nielsen Co. Luxembourg SARL (The), (144A), 5.5%, due 10/01/21 (2)	67,275

	Household Products/Wares (1.5%)
250,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 5.75%, due 10/15/20	258,750
325,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 7.875%, due 08/15/19	360,750

	Total Household Products/Wares	619,500

	Insurance (0.8%)
300,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (2)(4)	305,625

	Iron & Steel (1.5%)
475,000	ArcelorMittal (Luxembourg), 10.35%, due 06/01/19	603,250

	Lodging (0.2%)
70,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., (144A), 5.625%, due 10/15/21 (2)	72,275

	Media (7.4%)
400,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.375%, due 06/01/20	439,000
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, due 04/30/20	550,000
155,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., (144A), 6.375%, due 09/15/20 (2)	161,587
45,000	Clear Channel Worldwide Holdings, Inc., 6.5%, due 11/15/22	46,913
680,000	Clear Channel Worldwide Holdings, Inc., 6.5%, due 11/15/22	715,700
150,000	CSC Holdings LLC, 6.75%, due 11/15/21	164,250
310,000	DISH DBS Corp., 6.75%, due 06/01/21	337,125
160,000	Sinclair Television Group, Inc., 5.375%, due 04/01/21	157,200
210,000	Sinclair Television Group, Inc., 6.125%, due 10/01/22(3)	214,200
200,000	Townsquare Radio LLC/Townsquare Radio, Inc., (144A), 9%, due 04/01/19 (2)	215,000

	Total Media	3,000,975

	Miscellaneous Manufacturers (0.2%)
75,000	Bombardier, Inc., (144A), 6.125%, due 01/15/23 (2)	76,500

See accompanying notes to financial statements.

57

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Oil & Gas (14.3%)
$150,000	Antero Resources Finance Corp., (144A), 5.375%, due 11/01/21 (2)(6)	$153,000
175,000	Approach Resources, Inc., 7%, due 06/15/21	183,094
420,000	Chaparral Energy, Inc., 8.25%, due 09/01/21	462,000
115,000	Cimarex Energy Co., 5.875%, due 05/01/22	122,475
300,000	Concho Resources, Inc., 5.5%, due 04/01/23	312,750
100,000	Continental Resources, Inc., 5%, due 09/15/22	104,313
100,000	Energy XXI Gulf Coast, Inc., (144A), 7.5%, due 12/15/21 (2)	105,000
110,000	EP Energy LLC/EP Energy Finance, Inc., 9.375%, due 05/01/20	127,600
310,000	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	331,312
300,000	MEG Energy Corp., (144A), 6.375%, due 01/30/23 (2)	302,250
100,000	MEG Energy Corp., (144A), 7%, due 03/31/24 (2)	102,250
85,000	Memorial Production Partners LP / Memorial Production Finance Corp., (144A), 7.625%, due 05/01/21 (2)	86,700
350,000	Newfield Exploration Co., 5.625%, due 07/01/24	358,750
595,000	Pacific Drilling V, Ltd., (144A), 7.25%, due 12/01/17 (2)	650,037
100,000	Plains Exploration & Production Co., 6.125%, due 06/15/19	109,688
325,000	Plains Exploration & Production Co., 6.875%, due 02/15/23	361,562
625,000	QEP Resources, Inc., 5.25%, due 05/01/23	604,687
205,000	Quicksilver Resources, Inc., (144A), 7%, due 06/21/19 (2)(4)	199,363
130,000	RKI Exploration & Production LLC / RKI Finance Corp., (144A), 8.5%, due 08/01/21 (2)	135,850
100,000	Rosetta Resources, Inc., 5.625%, due 05/01/21	101,500
190,000	SandRidge Energy, Inc., 8.125%, due 10/15/22	203,300
110,000	SM Energy Co., (144A), 5%, due 01/15/24 (2)	107,525
35,000	SM Energy Co., 6.5%, due 11/15/21	38,150
260,000	SM Energy Co., 6.5%, due 01/01/23	279,500
185,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., (144A), 7.5%, due 07/01/21 (2)	195,175
75,000	Whiting Petroleum Corp., 5%, due 03/15/19	78,375

	Total Oil & Gas	5,816,206

	Packaging & Containers (1.8%)
650,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., (144A), 4.875%, due 11/15/22 (2)	641,875
75,000	Ball Corp., 4%, due 11/15/23	69,375
40,000	Plastipak Holdings, Inc., (144A), 6.5%, due 10/01/21 (2)	42,225

	Total Packaging & Containers	753,475

	Pharmaceuticals (1.0%)
280,000	Valeant Pharmaceuticals International, (144A), 6.75%, due 08/15/21 (2)	299,600
110,000	VPII Escrow Corp., (144A), 7.5%, due 07/15/21 (2)	122,375

	Total Pharmaceuticals	421,975

See accompanying notes to financial statements.

58

TCW High Yield Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Pipelines (4.6%)
$350,000	Access Midstream Partners LP / ACMP Finance Corp., 5.875%, due 04/15/21	$377,125
225,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., (144A), 6.125%, due 03/01/22 (2)(6)	230,906
30,000	El Paso LLC, 7.75%, due 01/15/32	31,289
351,000	El Paso LLC, 7.8%, due 08/01/31	364,108
120,000	El Paso LLC, 8.05%, due 10/15/30	125,500
455,000	Energy Transfer Partners LP, (144A), 3.282%, due 11/01/66 (2)(4)	414,050
160,000	Sabine Pass Liquefaction LLC, (144A), 5.625%, due 02/01/21 (2)	162,400
110,000	Sabine Pass Liquefaction LLC, (144A), 5.625%, due 04/15/23 (2)	108,350
80,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., (144A), 4.25%, due 11/15/23 (2)	74,800

	Total Pipelines	1,888,528

	Real Estate (0.2%)
75,000	Howard Hughes Corp. (The), (144A), 6.875%, due 10/01/21 (2)	78,188

	REIT (0.4%)
70,000	DuPont Fabros Technology LP, (144A), 5.875%, due 09/15/21 (2) (REIT)	72,275
95,000	Geo Group, Inc. (The), (144A), 5.875%, due 01/15/22 (2) (REIT)	95,712

	Total REIT	167,987

	Semiconductors (1.2%)
250,000	Freescale Semiconductor, Inc., (144A), 5%, due 05/15/21 (2)	243,125
250,000	NXP BV / NXP Funding LLC, (144A), 5.75%, due 02/15/21 (2)	260,937

	Total Semiconductors	504,062

	Software (0.7%)
35,000	Activision Blizzard, Inc., (144A), 5.625%, due 09/15/21 (2)	36,356
200,000	Audatex North America, Inc., (144A), 6%, due 06/15/21 (2)(6)	207,500
25,000	First Data Corp., (144A), 8.875%, due 08/15/20 (2)	28,000

	Total Software	271,856

	Telecommunications (13.3%)
360,000	CenturyLink, Inc., 5.8%, due 03/15/22	357,078
484,000	GCI, Inc., 8.625%, due 11/15/19	516,670
500,000	Intelsat Jackson Holdings SA (Luxembourg), 7.25%, due 10/15/20	545,625
375,000	Intelsat Jackson Holdings SA (Luxembourg), 7.5%, due 04/01/21	410,156
50,000	Level 3 Financing, Inc., (144A), 6.125%, due 01/15/21 (2)	51,000
197,000	Level 3 Financing, Inc., 7%, due 06/01/20	211,283
275,000	Level 3 Financing, Inc., 8.125%, due 07/01/19	305,250
155,000	MetroPCS Wireless, Inc., (144A), 6.25%, due 04/01/21 (2)	161,975
70,000	MetroPCS Wireless, Inc., (144A), 6.625%, due 04/01/23 (2)	73,500
225,000	Qwest Corp., 7.25%, due 09/15/25	245,064
500,000	Softbank Corp. (Japan), (144A), 4.5%, due 04/15/20 (2)	496,250
180,000	Sprint Corp., (144A), 7.875%, due 09/15/23 (2)	195,300

See accompanying notes to financial statements.

59

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Telecommunications (Continued)
$350,000	Sprint Nextel Corp., (144A), 9%, due 11/15/18 (2)	$425,250
305,000	Sprint Nextel Corp., 9.25%, due 04/15/22	364,475
100,000	T-Mobile USA, Inc., (144A), 5.25%, due 09/01/18 (2)	104,000
200,000	T-Mobile USA, Inc., 6.464%, due 04/28/19	213,000
100,000	T-Mobile USA, Inc., 6.731%, due 04/28/22	106,250
50,000	T-Mobile USA, Inc., 6.836%, due 04/28/23	53,125
200,000	Virgin Media Secured Finance PLC (United Kingdom), 5.25%, due 01/15/21	203,237
350,000	Windstream Corp., 7.75%, due 10/15/20	377,125

	Total Telecommunications	5,415,613

	Total Corporate Bonds (Cost: $31,502,108) (78.1%)	31,787,804

	Asset-Backed Securities (1.5%)
125,000	CIFC Funding, Ltd. (12-2A-A3L), (144A), 3.259%, due 12/05/24 (2)(4)	125,102
100,000	Dryden XXV Senior Loan Fund (12-25A-C), (144A), 3.243%, due 01/15/25 (2)(4)	99,905
75,000	Galaxy CLO, Ltd. (12-14A-C1), (144A), 3.364%, due 11/15/24 (2)(4)	74,863
100,000	LCM XII LP (12A-D), (144A), 4.742%, due 10/19/22 (2)(4)	99,785
100,000	Oak Hill Credit Partners (12-7A-C1), (144A), 3.514%, due 11/20/23 (2)(4)	100,677
100,000	Sound Point CLO, Ltd. (12-1A-C), (144A), 3.542%, due 10/20/23 (2)(4)	99,563

	Total Asset-Backed Securities (Cost: $582,754)	599,895

	Total Fixed Income Securities (Cost: $35,512,158) (88.2%)	35,886,870

Number of Shares	Common Stock
	Electric (Cost: $398,207) (0.6%)
11,578	Dynegy, Inc. (7)	224,961

	Money Market Investments
365,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (8)	365,000
365,000	DWS Money Market Series — Institutional Shares, 0.05% (8)	365,000

	Total Money Market Investments (Cost: $730,000) (1.8%)	730,000

Principal Amount	Short-Term Investments
	Discount Notes (4.9%)
$610,000	Federal Home Loan Mortgage Corp., 0.045%, due 02/14/14 (9)	609,929
700,000	Federal Home Loan Mortgage Corp., 0.065%, due 01/21/14 (9)	699,952
700,000	Federal National Mortgage Association, 0.065%, due 02/03/14 (9)	699,927

	Total Discount Notes (Cost: $2,009,695)	2,009,808

See accompanying notes to financial statements.

60

TCW High Yield Bond Fund

October 31, 2013

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $1,312,581) (3.2%)
$1,312,581	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $1,430,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $1,340,342) (Total Amount to be Received Upon Repurchase $1,312,581)	$1,312,581

	U.S. Treasury Security (Cost: $9,000) (0.0%)
9,000	U.S. Treasury Bill, 0.007%, due 12/05/13(9)	9,000

	Total Short-Term Investments (Cost: $3,331,276) (8.1%)	3,331,389

	Total Investments (Cost: $39,971,641) (98.7%)	40,173,220
	Excess of Other Assets over Liabilities (1.3%)	548,988

	Net Assets (100.0%)	$40,722,208

Notes to the Schedule of Investments:

CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
REIT	- Real Estate Investment Trust.
(1)	Rate stated is the effective yield.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $12,403,249 or 30.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(5)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(6)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(7)	Non-income producing security.
(8)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.
(9)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

61

TCW High Yield Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	3.3%
Asset-Backed Securities	1.5
Auto Manufacturers	1.4
Auto Parts & Equipment	0.8
Banks	4.7
Chemicals	0.4
Coal	2.8
Commercial Services	1.0
Diversified Financial Services	2.4
Electric	8.9
Engineering & Construction	0.4
Entertainment	0.5
Food	0.6
Gas	0.7
Healthcare — Products	0.3
Healthcare — Services	5.5
Holding Companies — Diversified	0.2
Household Products/Wares	1.5
Independent Power Producers & Energy Traders	0.6
Insurance	0.8
Iron & Steel	1.5
Lodging	0.6
Media	7.4
Mining	1.5
Miscellaneous Manufacturers	0.2
Oil & Gas	14.9
Packaging & Containers	1.8
Pharmaceuticals	1.0
Pipelines	4.6
REIT	0.4
Real Estate	0.2
Semiconductors	1.2
Software	1.9
Telecommunications	13.3
Money Market Investments	1.8
Short-Term Investments	8.1

Total	98.7%

See accompanying notes to financial statements.

62

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (2.2% of Net Assets)
$201,161	Federal Home Loan Mortgage Corp., Pool #310005, 5.433%, due 11/01/19 (1)	$210,867
55,765	Federal National Mortgage Association, Pool #745506, 5.662%, due 02/01/16	60,556
69,940	Government National Mortgage Association (07-77-D), 5.003%, due 08/16/38 (1)	70,298

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $347,946)	341,721

	Commercial Mortgage-Backed Securities — Non-Agency (15.3%)
61,202	Banc of America Commercial Mortgage Trust (06-2-A3), 5.706%, due 05/10/45 (1)	61,680
76,631	Banc of America Commercial Mortgage Trust (07-4-A3), 5.811%, due 02/10/51 (1)	77,714
117,359	Banc of America Large Loan, Inc. (10-UB4-A4A), (144A), 5.023%, due 12/20/41 (1)(2)	123,098
42,095	Banc of America Merrill Lynch Commercial Mortgage, Inc. (05-3-ASB), 4.589%, due 07/10/43	42,540
59,301	Bear Stearns Commercial Mortgage Securities Trust (05-PWR7-A2), 4.945%, due 02/11/41	59,328
45,000	Bear Stearns Commercial Mortgage Securities Trust (05-T20-A4A), 5.14%, due 10/12/42 (1)	48,083
70,471	Bear Stearns Commercial Mortgage Securities Trust (99-CLF1-A4), 7%, due 05/20/30 (1)	79,299
9,333	CD Commercial Mortgage Trust (07-CD4-A2B), 5.205%, due 12/11/49	9,342
39,662	Commercial Mortgage Pass-Through Certificates (04-LB4A-A4), 4.584%, due 10/15/37	39,736
24,361	Commercial Mortgage Trust (04-LB2A-A4), 4.715%, due 03/10/39	24,416
87,394	Commercial Mortgage Trust (04-LB3A-A5), 5.361%, due 07/10/37 (1)	88,860
64,388	Credit Suisse Commercial Mortgage Trust (06-C1-AAB), 5.39%, due 02/15/39 (1)	65,682
42,853	Credit Suisse First Boston Mortgage Securities Corp. (05-C4-A5), 5.104%, due 08/15/38 (1)	45,020
34,519	Credit Suisse Mortgage Capital Certificates (06-C5-AAB), 5.308%, due 12/15/39	34,511
72,564	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (2)	72,531
81,345	DBRR Trust (13-EZ2-A), (144A), 0.853%, due 02/25/45 (1)(2)	81,495
29,239	GS Mortgage Securities Trust (06-GG8-A3), 5.542%, due 11/10/39	29,717
10,823	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP1-A2), 4.625%, due 03/15/46	10,839
27,448	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A3A), 4.678%, due 07/15/42	27,545
80,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP2-A4), 4.738%, due 07/15/42	83,699
80,000	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP3-A4A), 4.936%, due 08/15/42 (1)	84,674
39,623	JPMorgan Chase Commercial Mortgage Securities Trust (05-LDP5-A2), 5.198%, due 12/15/44	39,673
34,421	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB14-ASB), 5.506%, due 12/12/44 (1)	35,986
34,551	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB15-ASB), 5.79%, due 06/12/43 (1)	36,065
47,708	JPMorgan Chase Commercial Mortgage Securities Trust (06-CB17-A3), 5.45%, due 12/12/43	47,664
60,726	JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S), (144A), 5.24%, due 05/15/47 (2)	60,709

See accompanying notes to financial statements.

63

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$55,474	LB-UBS Commercial Mortgage Trust (04-C2-A4), 4.367%, due 03/15/36	$55,904
88,859	LB-UBS Commercial Mortgage Trust (04-C7-A1A), 4.475%, due 10/15/29	91,419
100,000	LB-UBS Commercial Mortgage Trust (04-C7-A6), 4.786%, due 10/15/29 (1)	102,046
46,677	LB-UBS Commercial Mortgage Trust (05-C1-A3), 4.545%, due 02/15/30	46,677
55,377	LB-UBS Commercial Mortgage Trust (06-C7-A2), 5.3%, due 11/15/38	58,332
26,072	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A2FL), 0.294%, due 12/12/49 (1)	26,032
53,457	Morgan Stanley Capital I Trust (04-IQ7-A4), 5.376%, due 06/15/38 (1)	54,227
38,643	Morgan Stanley Capital I Trust (05-T19-AAB), 4.852%, due 06/12/47	38,912
2,518	Morgan Stanley Capital I Trust (06-T23-A2), 5.741%, due 08/12/41 (1)	2,516
57,137	Morgan Stanley Capital I Trust (07-IQ14-A2), 5.61%, due 04/15/49	58,568
52,350	TIAA Seasoned Commercial Mortgage Trust (07-C4-A3), 5.56%, due 08/15/39 (1)	54,304
8,531	Wachovia Bank Commercial Mortgage Trust (05-C17-APB), 5.037%, due 03/15/42	8,528
20,048	Wachovia Bank Commercial Mortgage Trust (06-C28-A2), 5.5%, due 10/15/48	20,028
45,000	Wachovia Bank Commercial Mortgage Trust Series (03-C9-B), 5.109%, due 12/15/35 (1)	45,403
100,000	Wachovia Bank Commercial Mortgage Trust Series (05-C16-A4), 4.847%, due 10/15/41 (1)	103,325
60,000	Wachovia Bank Commercial Mortgage Trust Series (06-C28-A3), 5.679%, due 10/15/48	61,103
85,000	WFRBS Commercial Mortgage Trust (11-C5-A2), 2.684%, due 11/15/44	87,962

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $2,265,308)	2,325,192

	Residential Mortgage-Backed Securities — Agency (34.5%)
32,502	Federal Home Loan Mortgage Corp. (2550-FI), 0.524%, due 11/15/32 (TAC)(1)	32,528
36,373	Federal Home Loan Mortgage Corp. (2581-F), 0.624%, due 12/15/32 (1)	36,454
99,849	Federal Home Loan Mortgage Corp. (263-F5), 0.674%, due 06/15/42 (1)	100,169
274,524	Federal Home Loan Mortgage Corp. (2806-FV), 0.614%, due 11/15/33 (1)	274,677
53,564	Federal Home Loan Mortgage Corp. (2817-FC), 0.624%, due 07/15/31 (1)	53,603
209,424	Federal Home Loan Mortgage Corp. (3174-FM), 0.414%, due 05/15/36 (PAC)(1)	209,815
369,352	Federal Home Loan Mortgage Corp. (3345-FP), 0.374%, due 11/15/36 (1)	369,681
245,141	Federal Home Loan Mortgage Corp. (3737-GF), 0.574%, due 11/15/37 (PAC)(1)	244,929
211,413	Federal Home Loan Mortgage Corp. (3798-BF), 0.474%, due 06/15/24 (1)	211,567
76,519	Federal Home Loan Mortgage Corp. (3828-KF), 0.574%, due 02/15/36 (1)	76,550
81,600	Federal Home Loan Mortgage Corp. (3946-FG), 0.524%, due 10/15/39 (PAC)(1)	81,812
53,811	Federal National Mortgage Association (03-11-FA), 1.17%, due 09/25/32 (1)	54,894
5,108	Federal National Mortgage Association (03-74-F), 0.57%, due 02/25/31 (1)	5,112
228,788	Federal National Mortgage Association (06-36-VF), 0.47%, due 05/25/36 (TAC)(1)	228,914
73,321	Federal National Mortgage Association (07-41-FA), 0.57%, due 05/25/37 (1)	73,276
45,517	Federal National Mortgage Association (07-64-FA), 0.64%, due 07/25/37 (1)	45,767
196,066	Federal National Mortgage Association (07-67-FA), 0.42%, due 04/25/37 (1)	195,877
300,664	Federal National Mortgage Association (10-2-TF), 0.67%, due 06/25/27 (1)	301,265
209,499	Federal National Mortgage Association (10-50-FA), 0.52%, due 01/25/24 (1)	209,628
50,058	Federal National Mortgage Association, Pool #254548, 5.5%, due 12/01/32	54,820
67,879	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	77,593
4,279	Federal National Mortgage Association, Pool #661691, 2.315%, due 10/01/32 (1)	4,457
47,463	Federal National Mortgage Association, Pool #786884, 2.31%, due 08/01/34 (1)	49,495
98,357	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38	107,611

See accompanying notes to financial statements.

64

TCW Short Term Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$35,619	Federal National Mortgage Association, Pool #AD0194, 5.94%, due 11/01/17	$40,835
38,471	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	42,165
108,215	Government National Mortgage Association (04-104-FJ), 0.473%, due 09/20/33 (1)	108,245
170,410	Government National Mortgage Association (10-108-PF), 0.573%, due 02/20/38 (PAC)(1)	171,111
216,544	Government National Mortgage Association (12-13-KF), 0.473%, due 07/20/38 (1)	216,905
35,564	Government National Mortgage Association II, Pool #80022, 1.625%, due 12/20/26 (1)	36,611
27,324	Government National Mortgage Association II, Pool #80636, 1.625%, due 09/20/32 (1)	28,437
144,882	Government National Mortgage Association II, Pool #80734, 1.625%, due 09/20/33 (1)	150,826
4,782	Government National Mortgage Association II, Pool #80747, 1.625%, due 10/20/33 (1)	4,921
20,653	Government National Mortgage Association II, Pool #80757, 1.625%, due 10/20/33 (1)	21,439
65,252	Government National Mortgage Association II, Pool #80764, 1.625%, due 11/20/33 (1)	67,653
60,740	Government National Mortgage Association II, Pool #80766, 1.625%, due 11/20/33 (1)	62,615
151,825	Government National Mortgage Association II, Pool #80797, 1.625%, due 01/20/34 (1)	157,381
63,180	Government National Mortgage Association II, Pool #80869, 1.625%, due 04/20/34 (1)	65,848
55,668	Government National Mortgage Association II, Pool #80937, 1.625%, due 06/20/34 (1)	58,097
119,461	NCUA Guaranteed Notes (10-R1-1A), 0.624%, due 10/07/20 (1)	120,020
83,087	NCUA Guaranteed Notes (10-R2-1A), 0.544%, due 11/06/17 (1)	83,450
114,872	NCUA Guaranteed Notes (10-R3-1A), 0.734%, due 12/08/20 (1)	116,142
276,729	NCUA Guaranteed Notes (10-R3-2A), 0.734%, due 12/08/20 (1)	279,632
104,100	NCUA Guaranteed Notes (11-R2-1A), 0.574%, due 02/06/20 (1)	104,686
61,957	NCUA Guaranteed Notes (11-R3-1A), 0.574%, due 03/11/20 (1)	62,224
125,348	NCUA Guaranteed Notes (11-R5-1A), 0.554%, due 04/06/20 (1)	125,623
23,187	NCUA Guaranteed Notes (11-R6-1A), 0.554%, due 05/07/20 (1)	23,212

	Total Residential Mortgage-Backed Securities — Agency (Cost: $5,211,825)	5,248,572

	Residential Mortgage-Backed Securities — Non-Agency (3.2%)
10,271	Banc of America Funding Corp. (06-G-2A3), 0.343%, due 07/20/36 (1)	10,214
21,446	Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3), 0.57%, due 08/25/43 (1)	21,066
188,051	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.138%, due 11/25/32 (1)	189,015
38,658	First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C), 1.17%, due 08/25/34 (1)	38,246
2,720	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF9-A3), 0.45%, due 10/25/35 (1)	2,725
34,428	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.62%, due 10/25/34 (1)	34,098
45,197	JPMorgan Mortgage Acquisition Corp. (05-WMC1-M1), 0.59%, due 09/25/35 (1)	44,091
34,159	Morgan Stanley Capital I Trust (05-HQ6-A2A), 4.882%, due 08/13/42	34,582
39,296	Morgan Stanley Capital I Trust (07-HQ11-A31), 5.439%, due 02/12/44	40,037
38,635	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.62%, due 07/25/34 (1)	37,040
23,607	Residential Accredit Loans, Inc. (02-QS16-A2), 0.72%, due 10/25/17 (1)	22,550
11,865	Residential Asset Mortgage Products, Inc. (05-RS5-AI3), 0.51%, due 05/25/35 (1)	11,750
4,833	Residential Asset Mortgage Products, Inc. (05-RS8-A2), 0.46%, due 10/25/33 (1)	4,824

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $478,600)	490,238

See accompanying notes to financial statements.

65

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (24.3%)
	Airlines (1.2%)
$118,762	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (EETC)	$129,859
50,000	JetBlue Airways Corp. Pass-Through Trust (04-2-G2), 0.714%, due 05/15/18 (EETC) (1)	45,469

	Total Airlines	175,328

	Auto Manufacturers (0.5%)
75,000	Nissan Motor Acceptance Corp., (144A), 0.95%, due 09/26/16 (1)(2)	75,163

	Banks (3.7%)
50,000	Abbey National Treasury Services PLC (United Kingdom), 1.818%, due 04/25/14 (1)	50,309
50,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	50,698
30,000	Citigroup, Inc., 6.375%, due 08/12/14	31,301
75,000	Citigroup, Inc., 1.198%, due 07/25/16 (1)	75,836
60,000	Goldman Sachs Group, Inc. (The), 1.265%, due 02/07/14 (1)	60,120
30,000	Goldman Sachs Group, Inc. (The), 3.3%, due 05/03/15	31,107
50,000	JPMorgan Chase Bank N.A., 0.584%, due 06/13/16 (1)	49,482
150,000	Lloyds Bank PLC (United Kingdom), 2.588%, due 01/24/14 (1)	150,793
60,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	61,465

	Total Banks	561,111

	Diversified Financial Services (2.3%)
100,000	Ford Motor Credit Co. LLC, 7%, due 04/15/15	108,530
75,000	General Electric Capital Corp., 0.894%, due 07/12/16 (1)	75,444
75,000	Hyundai Capital America (South Korea), (144A), 1.875%, due 08/09/16(2)	75,694
50,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14(2)	52,312
40,000	Macquarie Group, Ltd. (Australia), (144A), 7.3%, due 08/01/14 (2)	41,876

	Total Diversified Financial Services	353,856

	Electric (2.0%)
75,000	Dayton Power & Light Co. (The), (144A), 1.875%, due 09/15/16 (2)	75,592
66,826	Mirant Mid-Atlantic Pass-Through Certificates, Series B, 9.125%, due 06/30/17	71,964
70,000	NextEra Energy Capital Holdings, Inc., 1.339%, due 09/01/15	70,298
50,000	Oncor Electric Delivery Co. LLC, 6.8%, due 09/01/18	59,915
30,000	PNM Resources, Inc., 9.25%, due 05/15/15	33,600

	Total Electric	311,369

	Engineering & Construction (1.3%)
200,000	Heathrow Funding, Ltd. (United Kingdom), (144A), 2.5%, due 06/25/17 (2)	203,771

	Food (0.3%)
50,000	Kraft Foods Group, Inc., 1.625%, due 06/04/15	50,762

	Gas (0.7%)
100,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (2)	105,349

See accompanying notes to financial statements.

66

TCW Short Term Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Healthcare-Services (1.1%)
$85,000	Providence Health & Services Obligated Group, 1.198%, due 10/01/17 (1)	$84,671
75,000	Ventas Realty LP, 1.55%, due 09/26/16	75,528

	Total Healthcare-Services	160,199

	Insurance (1.1%)
60,000	Farmers Insurance Exchange, (144A), 6%, due 08/01/14 (2)	61,743
100,000	Metropolitan Life Global Funding I, (144A), 1.7%, due 06/29/15 (2)	101,369

	Total Insurance	163,112

	Oil & Gas (0.4%)
60,000	Petrobras Global Finance BV (Brazil), 1.884%, due 05/20/16 (1)	59,692

	Pharmaceuticals (0.3%)
50,000	Mylan, Inc., (144A), 1.8%, due 06/24/16(2)	50,579

	Pipelines (0.5%)
75,000	TransCanada Pipelines, Ltd. (Canada), 0.928%, due 06/30/16 (1)	75,409

	Real Estate (0.9%)
75,000	Colonial Realty LP, 5.5%, due 10/01/15	80,719
50,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	54,267

	Total Real Estate	134,986

	REIT (6.7%)
75,000	Brandywine Operating Partnership LP, 7.5%, due 05/15/15	81,984
50,000	BRE Properties, Inc., 5.5%, due 03/15/17	55,460
100,000	Camden Property Trust, 5%, due 06/15/15	106,173
200,000	Duke Realty LP, 5.4%, due 08/15/14	206,703
75,000	HCP, Inc., 6%, due 01/30/17	84,640
30,000	Health Care REIT, Inc., 6%, due 11/15/13	30,043
45,000	Host Hotels & Resorts LP, 5.875%, due 06/15/19	48,847
50,000	Mack-Cali Realty LP, 2.5%, due 12/15/17	49,868
85,000	Pan Pacific Retail Properties, Inc., 5.25%, due 09/01/15	91,342
75,000	Realty Income Corp., 5.5%, due 11/15/15	81,593
75,000	UDR, Inc., 5.25%, due 01/15/16	80,685
100,000	Weingarten Realty Investors, 4.857%, due 01/15/14	100,748

	Total REIT	1,018,086

	Telecommunications (1.3%)
100,000	AT&T, Inc., 2.5%, due 08/15/15	102,919
87,000	Verizon Communications, Inc., 1.782%, due 09/15/16 (1)	89,685

	Total Telecommunications	192,604

	Total Corporate Bonds (Cost: $3,686,894)	3,691,376

See accompanying notes to financial statements.

67

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (1.9%)
$150,000	Illinois State Build America Bonds, 4.071%, due 01/01/14	$150,793
125,000	State of California, General Obligation Unlimited, 5.95%, due 04/01/16	139,860

	Total Municipal Bonds (Cost: $291,920)	290,653

	U.S. Government Agency Obligations (6.5%)
140,000	Federal Home Loan Bank, 0.5%, due 01/08/16	140,081
70,000	Federal Home Loan Bank, 0.55%, due 06/03/16	69,954
130,000	Federal Home Loan Mortgage Corp., 0.5%, due 09/14/15	130,265
65,000	Federal Home Loan Mortgage Corp., 0.6%, due 03/28/16	64,996
70,000	Federal Home Loan Mortgage Corp., 0.75%, due 10/05/16	69,998
140,000	Federal National Mortgage Association, 0.5%, due 01/15/16	140,003
125,000	Federal National Mortgage Association, 0.5%, due 01/29/16	125,065
150,000	Federal National Mortgage Association, 0.625%, due 05/23/16	150,056
95,000	Federal National Mortgage Association, 0.65%, due 03/28/16	95,033

	Total U.S. Government Agency Obligations (Cost: $984,861)	985,451

	U.S. Treasury Securities (11.0%)
663,683	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (3)	677,683
61,240	U.S. Treasury Inflation Indexed Note, 1.625%, due 01/15/15 (3)	63,163
862,287	U.S. Treasury Inflation Indexed Note, 2%, due 07/15/14 (3)	882,362
50,000	U.S. Treasury Note, 0.25%, due 08/15/15	49,985

	Total U.S. Treasury Securities (Cost: $1,695,519)	1,673,193

	Total Fixed Income Securities (Cost: $14,962,873) (98.9%)	15,046,396

	Short-Term Investments
	Repurchase Agreement (Cost: $313,588) (2.1%)
313,588	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $350,000 Federal Home Loan Mortgage Corp., 1.96%, due 11/07/22, valued at $322,887) (Total Amount to be Received Upon Repurchase $313,588)	313,588

	Total Investments (Cost: $15,276,461) (101.0%)	15,359,984
	Liabilities in Excess of Other Assets (–1.0%)	(157,832)

	Net Assets (100.0%)	$15,202,152

See accompanying notes to financial statements.

68

TCW Short Term Bond Fund

October 31, 2013

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $1,181,281 or 7.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.

See accompanying notes to financial statements.

69

TCW Short Term Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	1.2%
Auto Manufacturers	0.5
Banks	3.7
Commercial Mortgage-Backed Securities — Agency	2.2
Commercial Mortgage-Backed Securities — Non-Agency	15.3
Diversified Financial Services	2.3
Electric	2.0
Engineering & Construction	1.3
Food	0.3
Gas	0.7
Healthcare — Services	1.1
Insurance	1.1
Oil & Gas	0.4
Pharmaceuticals	0.3
Pipelines	0.5
Real Estate	0.9
REIT	6.7
Residential Mortgage-Backed Securities — Agency	34.5
Residential Mortgage-Backed Securities — Non-Agency	3.2
Telecommunications	1.3
Municipal Bonds	1.9
U.S. Government Agency Obligations	6.5
U.S. Treasury Securities	11.0
Short-Term Investments	2.1

Total	101.0%

See accompanying notes to financial statements.

70

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (7.7% of Net Assets)
$10,595,000	321 Henderson Receivables I LLC (13-3A-A), (144A), 4.08%, due 07/15/41 (1)	$10,595,000
20,000,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.27%, due 12/27/44 (1)(2)	20,064,308
13,788,434	Access Group, Inc. (05-2-A3), 0.442%, due 11/22/24 (2)	13,590,645
10,542,747	Bayview Commercial Asset Trust (04-1-A), (144A), 0.53%, due 04/25/34 (1)(2)	9,691,251
15,690,720	Bayview Commercial Asset Trust (06-1A-A1), (144A), 0.44%, due 04/25/36 (1)(2)	13,535,004
20,600,000	Brazos Higher Education Authority, Inc. (05-3-A15), 0.39%, due 03/25/25 (2)(3)	20,419,165
18,700,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.312%, due 11/25/33 (2)	19,033,139
21,600,000	Brazos Higher Education Authority, Inc. (11-2-A2), 1.088%, due 07/25/29 (2)	21,766,828
11,775,000	Brazos Higher Education Authority, Inc. (11-2-A3), 1.238%, due 10/27/36 (2)	11,611,830
7,020,933	CIT Education Loan Trust (07-1-A), (144A), 0.341%, due 03/25/42 (1)(2)	6,437,673
16,780,000	College Loan Corp. Trust (07-1-A3), 0.338%, due 04/25/29 (2)	15,472,100
11,593,987	Collegiate Funding Services Education Loan Trust (04-A-A3), 0.458%, due 09/28/26 (2)	11,538,985
16,890,051	Educational Funding of the South, Inc. (12-1-A), 1.22%, due 03/25/36 (2)	16,954,558
16,675,000	EFS Volunteer LLC (10-1-A2), (144A), 1.088%, due 10/25/35 (1)(2)	16,405,407
7,225,000	EFS Volunteer No 2 LLC (12-1-A2), (144A), 1.529%, due 03/25/36 (1)(2)	7,323,626
17,750,000	EFS Volunteer No 3 LLC (12-1-A3), (144A), 1.179%, due 04/25/33 (1)(2)	17,435,683
8,174,186	GE Business Loan Trust (04-2A-A), (144A), 0.394%, due 12/15/32 (1)(2)	7,717,858
12,650,000	Goal Capital Funding Trust (05-2-A3), 0.432%, due 05/28/30 (2)	12,374,284
17,619,749	Goal Capital Funding Trust (06-1-A3), 0.382%, due 11/25/26 (2)	17,424,971
9,000,000	Greyrock CDO, Ltd. (05-1X-A2L), (Reg. S), 0.684%, due 11/15/17 (2)(4)	8,926,146
9,347,182	Jasper CLO, Ltd. (05-1A-A), (144A), 0.535%, due 08/01/17 (1)(2)	9,324,332
9,666,146	JFIN CLO, Ltd. (07-1A-A1A), (144A), 0.447%, due 07/20/21 (1)(2)	9,522,593
11,467,876	KKR Financial Corp. (07-AA-A), (144A), 0.994%, due 10/15/17 (1)(2)	11,440,040
18,000,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.223%, due 07/20/43 (2)	17,552,875
12,000,000	National Collegiate Master Student Loan Trust I (02-2-AR10), (144A), 3.674%, due 11/01/42 (1)(2)	11,940,000
13,386,830	National Collegiate Student Loan Trust (06-3-A3), 0.32%, due 10/25/27 (2)	12,759,503
6,425,000	National Collegiate Student Loan Trust (07-1-A3), 0.41%, due 07/25/30 (2)	5,224,894
15,000,000	National Collegiate Student Loan Trust (07-3-A2A4), 3.668%, due 12/26/25 (2)	14,475,000
5,625,000	National Collegiate Student Loan Trust (07-4-A2A3), 3.671%, due 12/26/25 (2)	5,621,513
13,960,431	Pangaea CLO, Ltd. (07-1A-A1), (144A), 0.492%, due 10/21/21 (1)(2)	13,565,462
16,000,000	Panhandle-Plains Higher Education Authority, Inc. (11-1-A3), 1.198%, due 10/01/37 (2)	15,941,594
3,457,430	Red River CLO, Ltd. (1A-A), (144A), 0.535%, due 07/27/18 (1)(2)	3,384,064
9,500,000	SLM Private Credit Student Loan Trust (04-A-A3), 0.654%, due 06/15/33 (2)	8,508,779
10,000,000	SLM Private Credit Student Loan Trust (04-B-A3), 0.584%, due 03/15/24 (2)	8,736,635
7,544,000	SLM Student Loan Trust (05-5-A5), 0.988%, due 10/25/40 (2)	7,540,910
7,200,000	SLM Student Loan Trust (07-6-B), 1.088%, due 04/27/43 (2)	6,258,423
7,405,000	SLM Student Loan Trust (08-2-B), 1.438%, due 01/25/29 (2)	6,299,993
6,549,000	SLM Student Loan Trust (08-3-B), 1.438%, due 04/25/29 (2)	5,733,040
3,270,000	SLM Student Loan Trust (08-4-B), 2.088%, due 04/25/29 (2)	2,986,135
17,785,000	SLM Student Loan Trust (08-5-A4), 1.938%, due 07/25/23 (2)	18,614,555
6,380,000	SLM Student Loan Trust (08-5-B), 2.088%, due 07/25/29 (2)	6,275,974

See accompanying notes to financial statements.

71

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$20,000,000	SLM Student Loan Trust (08-6-A3), 0.988%, due 01/25/19 (2)	$20,104,961
6,380,000	SLM Student Loan Trust (08-6-B), 2.088%, due 07/25/29 (2)	6,151,516
6,380,000	SLM Student Loan Trust (08-7-B), 2.088%, due 07/25/29 (2)	6,179,153
5,696,000	SLM Student Loan Trust (08-8-B), 2.488%, due 10/25/29 (2)	5,615,484
6,380,000	SLM Student Loan Trust (08-9-B), 2.488%, due 10/25/29 (2)	6,471,090
12,800,000	SLM Student Loan Trust (11-1-A2), 1.32%, due 10/25/34 (2)	13,136,653
17,840,000	SLM Student Loan Trust (11-2-A2), 1.37%, due 10/25/34 (2)	18,467,977
10,331,103	SLM Student Loan Trust (12-2-A), 0.87%, due 01/25/29 (2)	10,342,487
10,000,000	South Carolina Student Loan Corp. (06-1-A2), 0.394%, due 12/01/22 (2)	9,673,500
7,550,000	Telos CLO, Ltd. (06-1A-A2), (144A), 0.646%, due 10/11/21 (1)(2)	7,411,186

	Total Asset-Backed Securities (Cost: $618,389,235)	583,578,782

	Commercial Mortgage-Backed Securities — Agency (6.3%)
45,330,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K005-A2), 4.317%, due 11/25/19 (3)	50,250,753
24,280,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K007-A2), 4.224%, due 03/25/20 (3)	26,605,053
29,110,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K009-A2), 3.808%, due 08/25/20 (3)	31,165,312
32,350,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K010-A2), 4.333%, due 10/25/20 (3)	35,605,963
25,890,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (2)(3)	27,900,604
37,335,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K020-A2), 2.373%, due 05/25/22 (3)	35,557,369
50,435,677	Federal National Mortgage Association (12-M12-1A), 2.84%, due 08/25/22 (ACES) (2)(3)	50,178,463
35,498,796	Federal National Mortgage Association (12-M15-A), 2.657%, due 10/25/22 (ACES) (2)(3)	34,767,320
3,010,501	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (3)	3,204,977
19,627,740	Federal National Mortgage Association, Pool #AL0290, 4.447%, due 04/01/21 (3)	21,623,340
20,989,644	Federal National Mortgage Association, Pool #AL0600, 4.299%, due 07/01/21 (3)	22,938,592
16,254,148	Federal National Mortgage Association, Pool #AL2660, 2.627%, due 10/01/22 (3)	15,854,614
45,736,519	Federal National Mortgage Association, Pool #AL3366, 2.437%, due 02/01/23 (3)	43,941,988
46,090,809	Federal National Mortgage Association, Pool #AL3400, 2.545%, due 03/01/23 (3)	44,378,103
22,340,717	Federal National Mortgage Association, Pool #AL3562, 2.558%, due 04/01/23 (3)	21,546,763
13,623,070	Federal National Mortgage Association, Pool #FN0003, 4.302%, due 01/01/21 (3)	15,072,453

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $496,357,180)	480,591,667

	Commercial Mortgage-Backed Securities — Non-Agency (1.8%)
6,440,000	COMM Mortgage Trust (12-LC4-A4), 3.288%, due 12/10/44	6,501,703
10,301,320	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	11,125,225
42,700,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44 (3)	44,585,589
3,460,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	3,694,363
31,915,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	33,098,616
19,905,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45 (3)	20,103,433

See accompanying notes to financial statements.

72

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$16,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45 (3)	$15,905,663

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $133,474,886)	135,014,592

	Residential Mortgage-Backed Securities — Agency (41.8%)
456,601	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26 (3)	505,358
583,681	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31 (3)	652,255
7,860,794	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC) (3)	8,602,748
20,098,646	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC) (3)	21,878,002
2,135,930	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23 (3)	2,275,397
1,112,553	Federal Home Loan Mortgage Corp. (2647-OV), 0.01%, due 07/15/33 (P/O) (3)	1,062,206
8,169,480	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC) (3)	8,585,094
4,665,732	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23 (3)	5,026,074
6,343,918	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23 (3)	6,846,714
29,529,736	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC) (3)	32,634,262
60,740,407	Federal Home Loan Mortgage Corp. (276-30), 3%, due 09/15/42 (3)	58,788,210
14,041,788	Federal Home Loan Mortgage Corp. (2769-LB), 4%, due 03/15/19 (3)	14,829,920
66,781,291	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42 (3)	64,727,188
2,442,356	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC) (3)	2,596,585
1,235,033	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O) (3)	1,169,096
5,632,038	Federal Home Loan Mortgage Corp. (3014-YH), 4.5%, due 08/15/35 (TAC) (3)	5,747,609
7,630,529	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35 (3)	8,220,721
50,000,000	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC) (3)	56,081,903
32,755,256	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36 (3)	36,628,450
18,250,000	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26 (3)	20,316,119
14,837,685	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC) (3)	13,156,280
4,214,028	Federal Home Loan Mortgage Corp. (3154-B), 5%, due 08/15/32 (3)	4,282,293
19,698,354	Federal Home Loan Mortgage Corp. (3315-S), 6.236%, due 05/15/37 (I/O) (I/F) (2)(3)	2,230,730
11,823,955	Federal Home Loan Mortgage Corp. (3376-SX), 5.866%, due 10/15/37 (I/O) (I/F) (2)(3)	1,618,041
4,297,899	Federal Home Loan Mortgage Corp. (3379-AB), 6%, due 07/15/36 (3)	4,422,805
17,846,294	Federal Home Loan Mortgage Corp. (3410-IS), 6.096%, due 02/15/38 (I/O) (I/F) (2)(3)	2,317,102
14,358,544	Federal Home Loan Mortgage Corp. (3424-BI), 6.626%, due 04/15/38 (I/O) (I/F) (2)(3)	2,014,438
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24 (3)	8,665,999
6,658,038	Federal Home Loan Mortgage Corp. (3519-SH), 5.326%, due 07/15/37 (I/O) (I/F) (2)(3)	827,331
28,270,875	Federal Home Loan Mortgage Corp. (3531-SC), 6.126%, due 05/15/39 (I/O) (I/F) (2)(3)	3,873,695
7,278,085	Federal Home Loan Mortgage Corp. (3541-SA), 6.576%, due 06/15/39 (I/O) (I/F) (2)(3)	827,478
26,042,810	Federal Home Loan Mortgage Corp. (3550-GS), 6.576%, due 07/15/39 (I/O) (I/F) (2)(3)	3,527,387
10,619,966	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32 (3)	11,693,363
37,500,000	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29 (3)	40,619,715
19,487,669	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29 (3)	20,961,955
22,359,749	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29 (3)	23,535,033
25,000,000	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24 (3)	26,690,655
3,251,990	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37 (3)	3,466,258
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC) (3)	22,279,696
20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC) (3)	21,774,055
29,763,169	Federal Home Loan Mortgage Corp. (3770-ZB), 5%, due 12/15/40 (3)	32,429,586

See accompanying notes to financial statements.

73

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$31,690,184	Federal Home Loan Mortgage Corp. (3788-SB), 6.306%, due 01/15/41 (I/O) (I/F) (2)(3)	$4,334,682
7,658,562	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (3)	7,069,212
10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC) (3)	10,977,915
13,332,348	Federal Home Loan Mortgage Corp. (4030-HS), 6.436%, due 04/15/42 (I/O) (2)(3)	2,287,044
18,236,335	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35 (3)	19,923,908
4,189	Federal Home Loan Mortgage Corp., Pool #755183, 10.046%, due 12/01/15 (2)(3)	4,099
12,045,616	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39 (3)	13,062,681
53,222,516	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40 (3)	58,637,996
16,223,308	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40 (3)	17,751,838
33,415,405	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41 (3)	35,163,281
22,974	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19 (3)	24,424
24,330	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19 (3)	25,863
96,956	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	103,087
37,128	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19 (3)	39,455
50,738,254	Federal Home Loan Mortgage Corp., Pool #C03805, 3.5%, due 04/01/42 (3)	51,945,558
141,648	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22 (3)	155,438
47,341,028	Federal Home Loan Mortgage Corp., Pool #E04113, 2.5%, due 11/01/27 (3)	47,866,218
524,158	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35 (3)	567,008
54,260,099	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40 (3)	57,338,049
892,493	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20 (3)	945,860
2,225,771	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22 (3)	2,347,342
2,762,290	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20 (3)	2,920,615
3,210,250	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24 (3)	3,543,185
33,934	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21 (3)	37,588
5,713,405	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29 (3)	6,265,835
5,748,187	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28 (3)	6,303,980
8,138,656	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29 (3)	8,851,269
934,663	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37 (3)	984,536
32,127,168	Federal Home Loan Mortgage Corp., Pool #J13884, 3.5%, due 12/01/25 (3)	33,871,116
8,802,766	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38 (3)	9,621,269
11,303,749	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36 (3)	12,173,392
611,861	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31 (3)	679,383
2,059,629	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC) (3)	2,233,188
1,823,746	Federal National Mortgage Association (03-54-PG), 5.5%, due 09/25/32 (PAC) (3)	1,836,412
1,637,225	Federal National Mortgage Association (04-52-SW), 6.93%, due 07/25/34 (I/O) (I/F) (2)(3)	289,430
4,933,075	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24 (3)	5,334,722
4,998,029	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29 (3)	5,337,133
18,736,423	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC) (3)	20,067,506
907,011	Federal National Mortgage Association (05-74-CP), 24.126%, due 05/25/35 (I/F) (PAC) (2)(3)	1,433,595
8,384,153	Federal National Mortgage Association (07-20-SI), 6.28%, due 03/25/37 (I/O) (I/F) (2)(3)	1,092,735
8,596,748	Federal National Mortgage Association (07-21-SE), 6.27%, due 03/25/37 (I/O) (I/F) (2)(3)	1,285,732

See accompanying notes to financial statements.

74

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$10,082,144	Federal National Mortgage Association (07-56-SG), 6.24%, due 06/25/37 (I/O) (I/F) (2)(3)	$1,304,986
24,836,159	Federal National Mortgage Association (07-58-SV), 6.58%, due 06/25/37 (I/O) (I/F) (2)(3)	3,205,432
639,259	Federal National Mortgage Association (07-64-AN), 6%, due 09/25/36 (3)	653,929
5,387,786	Federal National Mortgage Association (07-65-S), 6.43%, due 07/25/37 (I/O) (I/F) (2)(3)	717,740
12,026,644	Federal National Mortgage Association (07-74-AC), 5%, due 08/25/37 (3)	12,950,324
2,499,643	Federal National Mortgage Association (07-88-FY), 0.63%, due 09/25/37 (2) (3)	2,506,145
25,025,695	Federal National Mortgage Association (07-103-AI), 6.33%, due 03/25/37 (I/O) (I/F)(2)(3)	3,991,391
31,996,473	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37 (3)	35,396,805
24,731,523	Federal National Mortgage Association (08-1-AI), 6.08%, due 05/25/37 (I/O) (I/F) (2)(3)	3,534,869
16,896,319	Federal National Mortgage Association (08-13-SB), 6.07%, due 03/25/38 (I/O) (I/F) (2)(3)	2,813,805
25,035,357	Federal National Mortgage Association (08-23-SB), 6.68%, due 04/25/38 (I/O) (I/F) (2)(3)	4,146,894
5,000,685	Federal National Mortgage Association (08-35-SD), 6.28%, due 05/25/38 (I/O) (I/F) (2)(3)	775,642
37,271,307	Federal National Mortgage Association (08-66-SG), 5.9%, due 08/25/38 (I/O) (I/F) (2)(3)	5,091,428
18,244,494	Federal National Mortgage Association (08-68-SA), 5.8%, due 08/25/38 (I/O) (I/F) (2)(3)	2,299,532
8,153,639	Federal National Mortgage Association (09-26-KB), 4%, due 04/25/24 (3)	8,796,712
13,226,705	Federal National Mortgage Association (09-3-SH), 5.28%, due 06/25/37 (I/O) (I/F) (2)(3)	1,636,141
5,390,274	Federal National Mortgage Association (09-47-SV), 6.58%, due 07/25/39 (I/O) (I/F) (2)(3)	689,657
18,169,422	Federal National Mortgage Association (09-51-SA), 6.58%, due 07/25/39 (I/O) (I/F) (2)(3)	2,763,100
8,526,251	Federal National Mortgage Association (09-6-SD), 5.38%, due 02/25/39 (I/O) (I/F) (2)(3)	1,088,600
19,700,000	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24 (3)	21,054,684
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29 (3)	28,236,309
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29 (3)	35,734,836
4,998,467	Federal National Mortgage Association (09-72-JS), 7.08%, due 09/25/39 (I/O) (I/F) (2)(3)	707,116
20,937,000	Federal National Mortgage Association (10-136-CX), 4%, due 08/25/39 (PAC) (3)	21,855,659
50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41 (3)	52,542,100
60,960,315	Federal National Mortgage Association (12-133-GC), 2.5%, due 08/25/41 (PAC) (3)	61,216,714
27,145,055	Federal National Mortgage Association (12-153-PC), 2%, due 05/25/42 (PAC) (3)	25,594,095
12,392,113	Federal National Mortgage Association (13-101-BO), 0%, due 10/25/43 (P/O) (3)	9,158,612
28,755,660	Federal National Mortgage Association (13-101-CO), 0%, due 10/25/43 (P/O) (3)	21,361,217
32,982,366	Federal National Mortgage Association (13-21-EC), 2%, due 12/25/38 (I/O) (3)	31,254,502
194,317	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (2)(3)	228,515
1,109,155	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O) (3)	1,040,132
81,707	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22 (3)	92,349
154,603	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17 (3)	164,310
413,645	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23 (3)	453,877
5,642,506	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29 (3)	6,143,442
4,132,901	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47 (3)	4,517,113
12,288,378	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33 (3)	13,454,065
1,313,600	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18 (3)	1,396,152

See accompanying notes to financial statements.

75

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$69,596	Federal National Mortgage Association, Pool #661856, 2.28%, due 10/01/32 (2)(3)	$69,549
359,194	Federal National Mortgage Association, Pool #671133, 1.788%, due 02/01/33 (2)(3)	372,713
104,470	Federal National Mortgage Association, Pool #672272, 2.439%, due 12/01/32 (2)(3)	111,167
511,165	Federal National Mortgage Association, Pool #676766, 2.454%, due 01/01/33 (2)(3)	544,235
317,939	Federal National Mortgage Association, Pool #687847, 2.382%, due 02/01/33 (2)(3)	338,714
1,001,270	Federal National Mortgage Association, Pool #692104, 1.791%, due 02/01/33 (2)(3)	1,040,114
665,597	Federal National Mortgage Association, Pool #699866, 2.379%, due 04/01/33 (2)(3)	701,270
362,757	Federal National Mortgage Association, Pool #704454, 2.42%, due 05/01/33 (2)(3)	378,593
312,534	Federal National Mortgage Association, Pool #708820, 2.506%, due 06/01/33 (2)(3)	330,183
691,022	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19 (3)	734,317
318,492	Federal National Mortgage Association, Pool #728824, 2.336%, due 07/01/33 (2)(3)	341,287
1,436,192	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33 (3)	1,549,645
44,169	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19 (3)	47,163
1,972,377	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37 (3)	2,242,400
1,708,639	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38 (3)	1,837,091
4,467,203	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28 (3)	4,884,211
2,029,583	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23 (3)	2,187,378
10,445,579	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24 (3)	11,541,613
6,680,351	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49 (3)	7,096,060
14,767,501	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28 (3)	16,294,218
9,312,692	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29 (3)	10,277,325
7,261,038	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38 (3)	7,903,441
72,331,865	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40 (3)	76,823,377
62,934,703	Federal National Mortgage Association, Pool #AB4044, 3.5%, due 12/01/41 (3)	64,648,524
47,040,788	Federal National Mortgage Association, Pool #AB6210, 3%, due 09/01/42 (3)	46,482,900
11,291,729	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29 (3)	12,292,594
25,137,707	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37 (3)	27,809,068
24,256,149	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40 (3)	26,584,836
17,111,121	Federal National Mortgage Association, Pool #AL1594, 6%, due 07/01/40 (3)	18,754,045
17,707,825	Federal National Mortgage Association, Pool #MA0171, 4.5%, due 09/01/29 (3)	19,075,434
15,333,271	Federal National Mortgage Association, Pool #MA0843, 4.5%, due 09/01/41 (3)	16,464,638
119,720,665	Federal National Mortgage Association, Pool #MA1237, 3%, due 11/01/32 (3)	121,292,004
42,300,088	Federal National Mortgage Association, Pool #MA1527, 3%, due 08/01/33 (3)	42,789,185
81,874,870	Federal National Mortgage Association, Pool #MA1561, 3%, due 09/01/33 (3)	82,821,552
68,872,709	Federal National Mortgage Association, Pool #MA1584, 3.5%, due 09/01/33 (3)	71,589,955
76,100,948	Federal National Mortgage Association, Pool #MA1608, 3.5%, due 10/01/33 (3)	79,103,370
28,885,000	Federal National Mortgage Association, TBA, 3% (5)	28,510,399
193,495,000	Federal National Mortgage Association, TBA, 3% (5)	200,977,810
195,235,000	Federal National Mortgage Association, TBA, 3.5% (5)	200,298,908
290,190,000	Federal National Mortgage Association, TBA, 4% (5)	305,787,713
1,810,770	Government National Mortgage Association (03-42-SH), 6.378%, due 05/20/33 (I/O) (I/F) (2)(3)	298,539
51,328,559	Government National Mortgage Association (10-116-MP), 3.5%, due 09/16/40 (PAC) (3)	53,748,408
15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O) (3)	10,196,726
34,142,893	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40 (3)	37,397,135

See accompanying notes to financial statements.

76

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$562,516	Government National Mortgage Association II, Pool #80963, 1.625%, due 07/20/34 (2)(3)	$576,488
104,682	Government National Mortgage Association II, Pool #631700, 7%, due 09/20/34 (3)	109,982
56,500,000	Government National Mortgage Association II, TBA, 3% (5)	56,385,237

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,060,391,852)	3,165,331,830

	Residential Mortgage-Backed Securities — Non-Agency (37.1%)
11,907,253	Accredited Mortgage Loan Trust (05-3-A2D), 0.54%, due 09/25/35 (2)	11,781,037
19,247,077	ACE Securities Corp. (06-ASP1-A2D), 0.48%, due 12/25/35 (2)	18,082,055
22,577,996	ACE Securities Corp. (07-ASP1-A2C), 0.43%, due 03/25/37 (2)	12,988,773
12,135,433	ACE Securities Corp. (07-ASP1-A2D), 0.55%, due 03/25/37 (2)	7,033,974
3,140,517	Adjustable Rate Mortgage Trust (04-5-3A1), 2.683%, due 04/25/35 (2)	3,167,195
52,862,720	American Home Mortgage Assets (07-1-A1), 0.848%, due 02/25/47 (2)	31,591,871
23,002,000	Ameriquest Mortgage Securities, Inc. (05-R10-A2C), 0.5%, due 01/25/36 (2)	22,689,138
10,275,000	Asset-Backed Funding Certificates (05-HE2-M2), 0.92%, due 06/25/35 (2)	10,038,973
24,664,564	Asset-Backed Funding Certificates (07-WMC1-A2A), 0.92%, due 06/25/37 (2)	16,586,919
4,555,274	Asset-Backed Securities Corp. Home Equity (05-HE5-M2), 0.61%, due 06/25/35 (2)	4,541,754
52,114,000	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.31%, due 12/25/36 (2)	37,865,417
1,955,999	Banc of America Alternative Loan Trust (03-3-A4), 5.75%, due 05/25/33	2,098,505
642,913	Banc of America Alternative Loan Trust (03-4-1A5), 5.5%, due 06/25/33	686,887
15,752,795	Banc of America Alternative Loan Trust (03-9-1CB5), 5.5%, due 11/25/33	15,890,585
933,026	Banc of America Funding Corp. (04-B-3A1), 3.07%, due 12/20/34 (2)	608,396
225,254	Banc of America Funding Corp. (06-D-2A1), 2.75%, due 05/20/36 (2)(6)	160,282
9,738,331	Banc of America Funding Corp. (06-D-3A1), 2.863%, due 05/20/36 (2)(6)	8,586,091
23,172,622	Banc of America Funding Corp. (06-G-2A1), 0.393%, due 07/20/36 (2)	21,211,454
8,933,757	Banc of America Funding Corp. (06-G-2A3), 0.343%, due 07/20/36 (2)	8,884,533
432,306	Banc of America Funding Corp. (10-R9-3A1), (144A), 5.5%, due 12/26/35 (1)	435,349
9,763,213	Banc of America Funding Trust (06-3-4A14), 5.5%, due 03/25/36	9,336,375
2,827,206	Banc of America Funding Trust (06-3-4A14), 6%, due 03/25/36	2,804,659
5,740,536	BCAP LLC Trust (07-AA1-1A2), 0.33%, due 02/25/47 (2)(6)	4,935,713
735,343	BCAP LLC Trust (09-RR1-21A1), (144A), 2.617%, due 11/26/34 (1)(2)	747,366
2,748,087	BCAP LLC Trust (09-RR1-22A1), (144A), 2.627%, due 05/26/35 (1)(2)	2,804,670
1,694,098	BCAP LLC Trust (09-RR1-23A1), (144A), 2.638%, due 05/26/35 (1)(2)	1,735,103
1,507,666	BCAP LLC Trust (11-RR1-8A1), (144A), 3.25%, due 08/28/21 (1)(2)	1,522,344
8,682,674	BCAP LLC Trust (11-RR2-3A6), (144A), 2.748%, due 11/21/35 (1)(2)	8,089,637
1,472,786	BCAP LLC Trust (11-RR3-1A5), (144A), 2.86%, due 05/27/37 (1)(2)	1,475,742
2,046,390	BCAP LLC Trust (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	1,987,411
8,399,931	BCAP LLC Trust (11-RR4-1A3), (144A), 2.867%, due 03/26/36 (1)(2)	8,203,351
7,339,927	BCAP LLC Trust (11-RR4-2A3), (144A), 1%, due 06/26/47 (1)(2)	7,314,809
11,867,355	BCAP LLC Trust (11-RR4-3A3), (144A), 2.752%, due 07/26/36 (1)(2)	11,037,839
13,244,443	BCAP LLC Trust (11-RR5-1A3), (144A), 2.706%, due 03/26/37 (1)(2)	13,154,406
3,597,171	BCAP LLC Trust (11-RR5-2A3), (144A), 2.843%, due 06/26/37 (1)(2)	3,589,995
11,305,286	BCAP LLC Trust (12-RR7-1A1), (144A), 0.341%, due 08/26/36 (1)(2)	10,920,912
5,339,253	BCAP LLC Trust (12-RR8-5A3), (144A), 0.459%, due 05/26/37 (1)(2)	5,201,249
9,420,452	BCAP LLC Trust (12-RR9-1A1), (144A), 0.35%, due 07/26/35 (1)(2)	9,001,722

See accompanying notes to financial statements.

77

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$20,562,755	BCAP LLC Trust (12-RR9-1A1), (144A), 2.544%, due 08/26/36 (1)(2)	$20,362,790
12,943,702	BCAP LLC Trust (13-RR2-6A1), (144A), 3%, due 06/26/37 (1)(2)	13,008,645
6,838,446	BCAP LLC Trust (13-RR4-3A1), (144A), 0.321%, due 05/26/37 (1)(2)	6,650,097
3,273,078	Bear Stearns Alt-A Trust (04-13-A1), 0.91%, due 11/25/34 (2)	3,243,000
11,252	Bear Stearns Alt-A Trust (05-2-2A4), 2.804%, due 04/25/35 (2)	9,892
1,692,918	Bear Stearns Alt-A Trust (06-3-1A1), 0.55%, due 05/25/36 (2)(6)	1,072,213
1,070,480	Bear Stearns Alt-A Trust (06-4-32A1), 2.704%, due 07/25/36 (2)(6)	680,081
3,016,993	Bear Stearns Alt-A Trust (06-8-1A1), 0.33%, due 06/25/46 (2)(6)	1,647,411
2,022,780	Bear Stearns ARM Trust (04-12-1A1), 2.778%, due 02/25/35 (2)	1,653,417
5,562,614	Bear Stearns ARM Trust (06-2-2A1), 2.794%, due 07/25/36 (2)(6)	4,467,841
599,781	Bear Stearns ARM Trust (07-1-2A1), 2.828%, due 02/25/47 (2)(6)	473,159
4,003,023	Bear Stearns ARM Trust (07-5-3A1), 5.115%, due 08/25/47 (2)(6)	3,511,499
4,357,059	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3), 5.5%, due 09/25/35 (2)	4,552,381
9,316,132	Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4), 5.4%, due 09/25/35 (2)	9,686,686
9,498,710	Bear Stearns Asset-Backed Securities I Trust (06-HE9-1A2), 0.32%, due 11/25/36 (2)	6,638,431
1,110,555	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.35%, due 10/25/36 (2)	733,367
4,487,195	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.37%, due 09/25/47 (2)	3,667,090
12,084,696	BNC Mortgage Loan Trust (07-1-A2), 0.23%, due 03/25/37 (2)	12,003,088
3,764,931	BNC Mortgage Loan Trust (07-3-A2), 0.23%, due 07/25/37 (2)	3,724,029
7,163,791	Carrington Mortgage Loan Trust (05-NC5-A2), 0.49%, due 10/25/35 (2)	7,109,939
16,507,175	Carrington Mortgage Loan Trust (05-NC5-A3), 0.59%, due 10/25/35 (2)	15,613,295
9,150,000	Centex Home Equity (05-D-M1), 0.6%, due 10/25/35 (2)	8,850,036
2,061,342	Chase Mortgage Finance Corp. (06-A1-2A1), 2.71%, due 09/25/36 (2)(6)	1,722,030
12,390,940	Chase Mortgage Finance Corp. (07-A1-8A1), 2.698%, due 02/25/37 (2)	12,482,200
5,946,801	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35	5,729,247
24,227,000	Chaseflex Trust (06-1-A3), 5.328%, due 06/25/36 (2)	22,607,183
1,710,044	Citicorp Mortgage Securities Trust, Inc. (07-4-3A1), 5.5%, due 05/25/37	1,648,690
9,378,318	Citicorp Residential Mortgage Trust, Inc. (06-2-A4), 5.775%, due 09/25/36	9,918,321
19,478,423	Citigroup Mortgage Loan Trust, Inc. (06-AR9-1A2), 0.34%, due 11/25/36 (2)	19,140,306
6,634,881	Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A), 0.32%, due 08/25/36 (2)	6,171,727
6,757,622	Citigroup Mortgage Loan Trust, Inc. (06-WFH3-A3), 0.32%, due 10/25/36 (2)	6,715,827
6,840,636	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (1)(6)	5,300,472
4,661,111	Citigroup Mortgage Loan Trust, Inc. (07-WFH2-A2), 0.32%, due 03/25/37 (2)	4,666,024
7,275,831	Citigroup Mortgage Loan Trust, Inc. (08-AR4-1A1A), (144A), 2.917%, due 11/25/38 (1)(2)	7,405,139
2,535,227	Citigroup Mortgage Loan Trust, Inc. (09-4-11A1), (144A), 0.62%, due 10/25/36 (1)(2)	2,513,723
3,176,975	Citigroup Mortgage Loan Trust, Inc. (09-5-7A1), (144A), 0.52%, due 07/25/36 (1)(2)	2,999,105
6,438,489	Citigroup Mortgage Loan Trust, Inc. (10-4-4A5), (144A), 5%, due 10/25/35 (1)	6,737,911
1,417,476	Citigroup Mortgage Loan Trust, Inc. (10-6-3A1), (144A), 2.614%, due 07/25/36 (1)(2)	1,433,062
1,268,027	Citigroup Mortgage Loan Trust, Inc. (10-9-5A5), (144A), 8.718%, due 03/25/37 (1)	1,350,564
11,438,007	Citigroup Mortgage Loan Trust, Inc. (11-3-1A6), (144A), 0.25%, due 02/25/47 (1)(2)	11,171,667
15,642,056	Citigroup Mortgage Loan Trust, Inc. (12-10-3A1), (144A), 2.441%, due 12/25/35 (1)(2)	15,796,083
22,152,671	Citigroup Mortgage Loan Trust, Inc. (12-11-1A1), (144A), 0.35%, due 03/25/37 (1)(2)	21,296,620
8,287,400	Citigroup Mortgage Loan Trust, Inc. (12-8-4A1), (144A), 0.31%, due 01/25/37 (1)(2)	7,790,112
2,615,143	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	2,685,305
6,591,931	Conseco Financial Corp. (99-2-A7), 6.44%, due 12/01/30	6,409,893
2,401,514	Countrywide Alternative Loan Trust (05-20CB-4A1), 5.25%, due 07/25/20 (6)	2,354,862

See accompanying notes to financial statements.

78

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$621,572	Countrywide Alternative Loan Trust (05-84-1A1), 2.909%, due 02/25/36 (2)(6)	$483,853
2,604,787	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	2,665,031
457,147	Countrywide Alternative Loan Trust (05-J5-1A1), 0.47%, due 05/25/35 (2)	451,449
2,969,661	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21 (6)	3,007,864
3,908,402	Countrywide Alternative Loan Trust (07- HY5R-2A1A), 5.172%, due 03/25/47 (2)(6)	3,822,845
1,505,545	Countrywide Asset-Backed Certificates (05-1-MV2), 0.61%, due 07/25/35 (2)	1,507,954
30,464,954	Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3), 5.5%, due 08/25/34	31,879,655
23,221,488	Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1), 0.47%, due 05/25/35 (2)	20,317,990
91,112	Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1), 4.744%, due 09/20/35 (2)	78,659
23,389	Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1), 2.841%, due 09/25/47 (2)(6)	19,409
80,745	Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1), 2.982%, due 03/25/37 (2)(6)	54,025
1,861,903	Credit Suisse Commercial Mortgage Trust (10-12R-8A1), (144A), 4%, due 11/26/35 (1)(2)	1,901,458
140,510	Credit Suisse Commercial Mortgage Trust (10-15R-1A1), (144A), 2%, due 09/26/36 (1)	140,900
141,857	Credit Suisse Commercial Mortgage Trust (10-16-A1), (144A), 3%, due 06/25/50 (1)(2)	142,089
4,892,827	Credit Suisse Commercial Mortgage Trust (10-1R-8A1), (144A), 2.869%, due 05/27/47 (1)(2)	5,016,258
34,697,040	Credit Suisse Commercial Mortgage Trust (13-2R-2A1), (144A), 0.17%, due 02/27/36 (1)(2)	34,260,101
9,024,286	Credit Suisse Commercial Mortgage Trust (13-7R-4A1), (144A), 0.339%, due 07/26/36 (1)(2)	8,106,516
130,035	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	136,882
4,019,227	Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1), 6.5%, due 12/25/35 (6)	3,194,522
2,896,498	Credit Suisse First Boston Mortgage Securities Corp. (05-11-8A9), 5.25%, due 12/25/35	2,917,373
14,244,398	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (6)	11,249,514
4,717,984	Credit Suisse Mortgage Capital Certificates (10-1R-7A1), (144A), 2.682%, due 07/27/36 (1)(2)	4,732,616
5,789,889	Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2), 3.71%, due 01/25/36	4,286,173
13,696,300	Credit-Based Asset Servicing and Securitization LLC (06-CB6-A1), 0.25%, due 07/25/36 (2)	9,330,082
44,097,721	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.33%, due 10/25/36 (2)	28,134,809
23,654,910	Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4), 0.4%, due 11/25/36 (2)	12,733,701
20,260,081	Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C), 5.03%, due 02/25/37	15,018,534

See accompanying notes to financial statements.

79

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,460,119	Credit-Based Asset Servicing and Securitization LLC (07-CB4-A2A), 4.874%, due 04/25/37	$1,477,653
22,488,239	CSMC Mortgage-Backed Trust (06-8-3A1), 6%, due 10/25/21 (6)	21,601,753
11,765,924	CSMC Mortgage-Backed Trust (06-9-5A1), 5.5%, due 11/25/36 (6)	11,228,398
29,010,025	CSMC Mortgage-Backed Trust (07-2-3A4), 5.5%, due 03/25/37 (6)	27,586,735
893,078	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6), 0.36%, due 02/25/37 (2)(6)	621,704
920,084	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (07-AR1-A2), 0.35%, due 01/25/47 (2)(6)	517,940
2,060,274	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (07-OA3-A1), 0.31%, due 07/25/47 (2)	1,797,946
3,273,395	DSLA Mortgage Loan Trust (05-AR6-2A1A), 0.463%, due 10/19/45 (2)	2,872,856
20,541,673	DSLA Mortgage Loan Trust (06-AR2-2A1A), 0.373%, due 10/19/36 (2)	17,262,873
4,982,055	DSLA Mortgage Loan Trust (07-AR1-2A1A), 0.313%, due 04/19/47 (2)	4,118,455
7,036,455	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.44%, due 04/25/47 (2)	4,381,094
47,570,147	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2D), 0.41%, due 10/25/36 (2)	31,174,178
41,694,235	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C), 0.33%, due 12/25/37 (2)	24,883,453
24,467,183	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D), 0.38%, due 12/25/37 (2)	14,719,604
8,517,427	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C), 0.31%, due 01/25/38 (2)	5,193,261
13,852,025	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D), 0.39%, due 01/25/38 (2)	8,355,126
8,077,038	First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1), 2.253%, due 09/25/35 (2)(6)	6,670,850
15,007,692	Fremont Home Loan Trust (05-E-2A4), 0.5%, due 01/25/36 (2)	11,507,688
7,708,316	Fremont Home Loan Trust (06-1-2A3), 0.35%, due 04/25/36 (2)	6,578,462
1,017,561	GreenPoint Mortgage Funding Trust (05-AR3-1A1), 0.41%, due 08/25/45 (2)	862,357
38,634,426	GreenPoint Mortgage Funding Trust (06-AR5-A2A2), 0.32%, due 10/25/46 (2)(6)	36,228,351
2,281,523	GS Mortgage Securities Corp. (09-1R-3A1), (144A), 2.695%, due 11/25/35 (1)(2)	2,328,387
9,916,201	GSAA Home Equity Trust (05-7-AF5), 4.611%, due 05/25/35	10,133,247
3,354,925	GSAA Home Equity Trust (05-9-2A3), 0.54%, due 08/25/35 (2)	3,268,914
58,574	GSAA Home Equity Trust (07-10-A2A), 6.5%, due 11/25/37 (6)	44,643
24,114,074	GSAA Home Equity Trust (07-6-1A2), 0.39%, due 05/25/47 (2)	16,504,275
10,013,502	GSR Mortgage Loan Trust (04-9-3A1), 2.732%, due 08/25/34 (2)	10,384,179
6,121,255	GSR Mortgage Loan Trust (05-4F-4A3), 5.5%, due 05/25/35	6,250,940
31,095,732	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	30,177,677
65,364	GSR Mortgage Loan Trust (07-AR2-2A1), 2.729%, due 05/25/47 (2)(6)	58,485
2,772,299	Harborview Mortgage Loan Trust (05-9-2A1A), 0.513%, due 06/20/35 (2)	2,450,080
42,399,532	Harborview Mortgage Loan Trust (06-8-2A1A), 0.363%, due 07/21/36 (2)	34,033,214
15,194,811	Home Equity Asset Trust (05-8-2A4), 0.53%, due 02/25/36 (2)	14,840,131
6,821,644	Homestar Mortgage Acceptance Corp. (04-3-AV2C), 0.75%, due 07/25/34 (2)	6,773,838
2,238,290	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.62%, due 10/25/34 (2)	2,216,839

See accompanying notes to financial statements.

80

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,565,600	HSBC Home Equity Loan Trust USA (06-1-A2), 0.353%, due 01/20/36 (2)	$1,541,632
20,000,000	HSBC Home Equity Loan Trust USA (06-4-M1), 0.433%, due 03/20/36 (2)	18,700,000
2,809,047	HSI Asset Loan Obligation Trust (07-2-2A12), 6%, due 09/25/37	2,745,112
18,989	Impac CMB Trust (04-5-1A1), 0.89%, due 10/25/34 (2)	18,821
146,559	Impac CMB Trust (05-1-1A1), 0.69%, due 04/25/35 (2)	142,548
15,363,679	Indymac Index Mortgage Loan Trust (04-AR4-2A), 2.521%, due 08/25/34 (2)	14,739,945
2,354,400	Indymac Index Mortgage Loan Trust (04-AR9-4A), 2.6%, due 11/25/34 (2)	1,953,509
11,068,782	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 4.654%, due 11/25/35 (2)(6)	9,532,821
6,471,487	Indymac Index Mortgage Loan Trust (05-AR25-2A1), 4.785%, due 12/25/35 (2)(6)	5,627,670
9,705,070	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.383%, due 06/25/35 (2)	8,377,737
8,291,168	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 2.553%, due 08/25/36 (2)(6)	6,044,726
16,745,540	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.35%, due 02/25/37 (2)(6)	12,907,496
11,338,546	Indymac Index Mortgage Loan Trust (06-AR8-A3A), 0.4%, due 07/25/46 (2)(6)	8,694,817
41,188	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 2.464%, due 06/25/37 (2)(6)	26,924
19,679,637	Indymac Index Mortgage Loan Trust (07-AR13-4A1), 6.449%, due 07/25/37 (2)(6)	12,333,661
29,826,425	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 2.744%, due 05/25/37 (2)(6)	21,523,793
7,908,557	Indymac Index Mortgage Loan Trust (07-AR7-1A1), 2.832%, due 11/25/37 (2)	7,277,185
25,757,755	Indymac Index Mortgage Loan Trust (07-FLX1-A2), 0.35%, due 02/25/37 (2)	25,161,412
1,199,058	Jefferies & Co., Inc. (09-R3-1A1), (144A), 2.611%, due 12/26/35 (1)(2)	1,211,146
3,861,444	Jefferies & Co., Inc. (11-R1-2A1), (144A), 0.319%, due 08/26/47 (1)(2)	3,867,946
15,256,177	JPMorgan Alternative Loan Trust (06-A2-5A1), 4.98%, due 05/25/36 (2)(6)	11,627,023
22,308,122	JPMorgan Alternative Loan Trust (06-A4-A8), 3.837%, due 09/25/36 (2)(6)	20,022,745
10,143,000	JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.344%, due 10/25/36	7,901,566
12,312,818	JPMorgan Mortgage Acquisition Corp. (06-WMC1-A4), 0.35%, due 03/25/36 (2)	9,310,445
29,015,000	JPMorgan Mortgage Acquisition Corp. (07-CH4-A4), 0.33%, due 01/25/36 (2)	24,424,383
980,433	JPMorgan Mortgage Trust (05-A6-7A1), 2.702%, due 08/25/35 (2)(6)	926,872
9,004,441	JPMorgan Mortgage Trust (06-A2-5A3), 2.643%, due 11/25/33 (2)	9,382,514
1,382,604	JPMorgan Mortgage Trust (06-A4-1A4), 2.772%, due 06/25/36 (2)(6)	1,176,393
57,075	JPMorgan Mortgage Trust (06-A7-2A4R), 2.651%, due 01/25/37 (2)(6)	49,558
3,783,752	JPMorgan Mortgage Trust (06-S2-2A2), 5.875%, due 06/25/21 (6)	3,810,658
1,724,234	JPMorgan Resecuritization Trust Series (10-5-3A1), (144A), 2.531%, due 08/26/36 (1)(2)	1,761,375
13,147,301	JPMorgan Resecuritization Trust Series (12-3-A3), (144A), 0.341%, due 11/26/36 (1)(2)	12,692,198
2,234,467	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20 (6)	2,187,388
7,638,435	Lehman Mortgage Trust (06-4-4A1), 6%, due 08/25/21 (6)	7,667,919
5,918,709	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (6)	4,690,577
38,878,977	Lehman XS Trust (06-10N-1A3A), 0.38%, due 07/25/46 (2)(6)	30,064,491
10,495,085	Lehman XS Trust (06-12N-A31A), 0.37%, due 08/25/46 (2)(6)	7,335,865
14,103,268	Lehman XS Trust (06-13-1A2), 0.34%, due 09/25/36 (2)(6)	11,189,519
12,524,782	Lehman XS Trust (06-16N-A2A), 0.32%, due 11/25/46 (2)(6)	12,379,306
14,249,730	Lehman XS Trust (06-19-A2), 0.34%, due 12/25/36 (2)(6)	11,336,687
33,031,368	Lehman XS Trust (06-9-A1B), 0.33%, due 05/25/46 (2)(6)	26,146,409
23,844,878	Lehman XS Trust (06-GP1-A2A), 0.34%, due 05/25/46 (2)(6)	23,080,030
16,856,709	Lehman XS Trust (06-GP4-3A2A), 0.33%, due 08/25/46 (2)(6)	15,657,168
775,627	Lehman XS Trust (07-10H-2A2), 7.5%, due 07/25/37 (6)	616,410
5,193,709	Lehman XS Trust (07-4N-1A1), 0.3%, due 03/25/47 (2)(6)	4,754,742

See accompanying notes to financial statements.

81

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$1,696,644	Long Beach Mortgage Loan Trust (05-WL3-2A3), 0.5%, due 11/25/35 (2)	$1,697,601
12,591,242	Long Beach Mortgage Loan Trust (06-WL1-1A3), 0.5%, due 01/25/46 (2)	10,771,866
13,175,000	Long Beach Mortgage Loan Trust (06-WL1-2A4), 0.51%, due 01/25/46 (2)	9,039,988
11,256,177	Luminent Mortgage Trust (07-2-1A3), 0.39%, due 05/25/37 (2)	9,758,103
10,950,000	Madison Avenue Manufactured Housing Contract (02-A-B1), 3.42%, due 03/25/32 (2)	10,898,036
22,308,183	MASTR Adjustable Rate Mortgages Trust (04-9-M1), 0.75%, due 11/25/34 (2)	21,969,099
664,981	MASTR Adjustable Rate Mortgages Trust (07-2-A2), 0.28%, due 03/25/47 (2)	642,508
9,965,564	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	9,883,961
90,809	MASTR Alternative Loans Trust (06-2-2A1), 0.57%, due 03/25/36 (2)(6)	19,307
419,421	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	422,526
2,645,974	MASTR Asset-Backed Securities Trust (06-AB1-A2), 0.4%, due 02/25/36 (2)	2,598,026
6,601,676	MASTR Asset-Backed Securities Trust (06-AB1-A4), 5.719%, due 02/25/36	7,162,104
31,362,200	MASTR Asset-Backed Securities Trust (06-HE5-A3), 0.33%, due 11/25/36 (2)	18,618,891
17,442	MASTR Seasoned Securitization Trust (04-1-4A1), 2.619%, due 10/25/32 (2)	18,156
2,843,119	Merrill Lynch Alternative Note Asset Trust (07-A1-A2C), 0.4%, due 01/25/37 (2)	1,328,140
1,462,500	Merrill Lynch Alternative Note Asset Trust (07-A1-A3), 0.33%, due 01/25/37 (2)	656,729
11,832,540	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B), 0.34%, due 04/25/37 (2)	6,657,141
41,408,894	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.42%, due 04/25/37 (2)	23,564,104
10,205,458	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.51%, due 04/25/37 (2)	5,881,508
5,049,632	Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B), 0.3%, due 06/25/37 (2)	3,593,469
56,635,543	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.33%, due 07/25/37 (2)	34,788,756
5,201,849	Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1), 2.553%, due 08/25/36 (2)(6)	4,484,197
5,097,760	Mid-State Trust (05-1-A), 5.745%, due 01/15/40	5,493,315
4,900,664	Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2), 1.13%, due 09/25/34 (2)	4,791,911
5,687,000	Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3), 0.7%, due 07/25/35 (2)	5,278,196
27,941,427	Morgan Stanley ABS Capital I, Inc. Trust (05-HE5-M1), 0.59%, due 09/25/35 (2)	27,344,919
4,413,000	Morgan Stanley Home Equity Loan Trust (05-2-M3), 0.845%, due 05/25/35 (2)	4,228,835
10,373,654	Morgan Stanley Mortgage Loan Trust (05-6AR-1A1), 0.45%, due 11/25/35 (2)	9,819,825
3,966,691	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.29%, due 04/25/37 (2)	1,877,304
22,306,601	Morgan Stanley REREMIC Trust (10-R2-2B), (144A), 0.41%, due 05/26/36 (1)(2)	21,807,354
7,128,979	Morgan Stanley REREMIC Trust (13-R3-12A), (144A), 2.877%, due 01/26/47 (1)(2)	7,195,590
811,140	MortgageIT Trust (05-3-A1), 0.47%, due 08/25/35 (2)	772,956
7,967,388	MortgageIT Trust (05-4-A1), 0.45%, due 10/25/35 (2)	7,008,848
10,000,000	Nationstar Home Equity Loan Trust (07-B-2AV3), 0.42%, due 04/25/37 (2)	6,642,850
20,937,041	New Century Home Equity Loan Trust (05-2-M1), 0.6%, due 06/25/35 (2)	20,518,059
28,100,000	New Century Home Equity Loan Trust (05-3-M1), 0.65%, due 07/25/35 (2)	27,941,797
11,917,107	Nomura Resecuritization Trust (12-3R-1A1), (144A), 0.351%, due 01/26/37 (1)(2)	11,418,960
6,026,216	Oakwood Mortgage Investors, Inc. (02-A-A4), 6.97%, due 03/15/32 (2)	6,418,921
29,594,735	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (2)	30,678,613
3,026,708	Origen Manufactured Housing Contract Trust (04-A-M2), 6.64%, due 01/15/35 (2)	3,347,239
2,456,093	Origen Manufactured Housing Contract Trust (04-B-B1), 7.5%, due 11/15/35 (2)	2,767,154
1,504,512	Origen Manufactured Housing Contract Trust (04-B-M2), 6.51%, due 11/15/35 (2)	1,659,039
1,422,786	Origen Manufactured Housing Contract Trust (05-A-B), 6.55%, due 06/15/36 (2)	1,539,014
1,161,458	Origen Manufactured Housing Contract Trust (05-A-M2), 5.86%, due 06/15/36 (2)	1,264,682
19,300,000	Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D), 0.44%, due 03/25/37 (2)	13,083,374

See accompanying notes to financial statements.

82

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$25,558,420	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.33%, due 09/25/37 (2)	$13,341,138
13,577,502	Park Place Securities, Inc. (05-WCH1-M2), 0.69%, due 01/25/36 (2)	13,540,829
9,966,823	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (6)	9,005,333
9,676,189	RAAC Series Trust (05-SP1-4A1), 7%, due 09/25/34	10,433,970
3,158,600	RAAC Series Trust (07-SP1-A2), 0.52%, due 03/25/37 (2)	3,136,638
4,632,000	RAAC Series Trust (07-SP1-A3), 0.65%, due 03/25/37 (2)	4,261,963
2,770,676	RBSSP Resecuritization Trust (10-12-4A1), (144A), 4%, due 05/21/36 (1)(2)	2,850,505
17,353,932	Residential Accredit Loans, Inc. (05-QA8-CB21), 3.329%, due 07/25/35 (2)(6)	14,632,159
2,866,905	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35 (6)	2,539,908
47,858,794	Residential Accredit Loans, Inc. (06-Q07-2A1), 0.997%, due 09/25/46 (2)(6)	32,525,602
16,122,544	Residential Accredit Loans, Inc. (06-Q09-1A4A), 0.34%, due 12/25/46 (2)(6)	14,139,519
37,700	Residential Accredit Loans, Inc. (06-QA1-A21), 3.774%, due 01/25/36 (2)(6)	29,670
16,125,170	Residential Accredit Loans, Inc. (06-QA10-A2), 0.35%, due 12/25/36 (2)(6)	11,379,774
47,240	Residential Accredit Loans, Inc. (06-QA2-1A1), 0.42%, due 02/25/36 (2)(6)	30,920
10,961,290	Residential Accredit Loans, Inc. (06-QO1-3A1), 0.44%, due 02/25/46 (2)	7,436,742
6,333,879	Residential Accredit Loans, Inc. (06-QO9-1A2A), 0.32%, due 12/25/46 (2)(6)	6,185,679
100,726,566	Residential Accredit Loans, Inc. (06-QS10-AV), 0.542%, due 08/25/36 (I/O) (2)(7)	2,588,824
98,476,856	Residential Accredit Loans, Inc. (06-QS11-AV), 0.332%, due 08/25/36 (I/O) (2)(7)	1,393,989
8,296,073	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (6)	6,768,517
138,598,798	Residential Accredit Loans, Inc. (06-QS6-1AV), 0.738%, due 06/25/36 (I/O) (2)(7)	4,424,351
29,106,151	Residential Accredit Loans, Inc. (06-QS7-AV), 0.671%, due 06/25/36 (I/O)(2)(7)	779,113
4,527,564	Residential Accredit Loans, Inc. (06-RS3-A3), 0.37%, due 05/25/36 (2)(6)	4,242,776
6,663,405	Residential Accredit Loans, Inc. (07-QS1-2AV), 0.174%, due 01/25/37 (I/O) (2)(7)	80,087
48,733,517	Residential Accredit Loans, Inc. (07-QS2-AV), 0.317%, due 01/25/37 (I/O) (2)(6)(7)	583,389
189,787,518	Residential Accredit Loans, Inc. (07-QS3-AV), 0.323%, due 02/25/37 (I/O) (2)(7)	2,803,228
22,116,199	Residential Accredit Loans, Inc. (07-QS4-3AV), 0.379%, due 03/25/37 (I/O) (2)(7)	335,282
31,556,274	Residential Accredit Loans, Inc. (07-QS5-AV), 0.245%, due 03/25/37 (I/O) (2)(7)	287,635
7,213,081	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (6)	5,903,167
45,319,860	Residential Accredit Loans, Inc. (07-QS8-AV), 0.393%, due 06/25/37 (I/O) (2)(7)	661,693
5,218,195	Residential Asset Securities Corp. Trust (06-KS2-A3), 0.36%, due 03/25/36 (2)	5,210,629
67,467	Residential Funding Mortgage Securities I (05-SA5-2A), 3.143%, due 11/25/35 (2)(6)	57,328
5,497,061	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (6)	5,030,531
1,794,640	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC) (6)	1,607,053
20,188,126	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37 (6)	18,016,630
65,575	Residential Funding Mortgage Securities I (07-SA2-2A2), 3.186%, due 04/25/37 (2)(6)	56,408
2,840,426	Saxon Asset Securities Trust (06-3-A2), 0.28%, due 10/25/46 (2)	2,831,348
22,615,000	Saxon Asset Securities Trust (06-3-A3), 0.34%, due 10/25/46 (2)	18,747,625
28,172,940	Saxon Asset Securities Trust (07-2-A2D), 0.47%, due 05/25/47 (2)	19,503,963
4,481,555	Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C), 0.51%, due 02/25/37 (2)	2,800,462
55,739,818	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.4%, due 02/25/37 (2)	28,539,272
28,534,497	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.31%, due 01/25/37 (2)	17,531,367
9,314,000	SG Mortgage Securities Trust (05-OPT1-A3), 0.52%, due 10/25/35 (2)	9,064,720
32,403,581	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.41%, due 12/25/36 (1)(2)	19,612,721

See accompanying notes to financial statements.

83

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$7,041,613	Soundview Home Equity Loan Trust (05-OPT3-A4), 0.47%, due 11/25/35 (2)	$6,961,722
26,180,000	Soundview Home Equity Loan Trust (06-2-A4), 0.44%, due 03/25/36 (2)	24,694,599
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.4%, due 06/25/36 (2)	6,544,762
6,122,150	Soundview Home Equity Loan Trust (06-WF2-A2C), 0.31%, due 12/25/36 (2)	5,982,191
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.42%, due 08/25/37 (2)	2,596,226
3,404,644	Specialty Underwriting & Residential Finance (05-BC3-M1), 0.62%, due 06/25/36 (2)	3,396,599
2,539,800	Specialty Underwriting & Residential Finance (05-BC4-A2C), 0.52%, due 09/25/36 (2)	2,475,834
27,831	Specialty Underwriting & Residential Finance (06-AB3-A2B), 0.32%, due 09/25/37 (2)	15,007
6,205,959	Structured Adjustable Rate Mortgage Loan Trust (04-12-2A), 2.407%, due 09/25/34 (2)	5,967,278
10,831,816	Structured Adjustable Rate Mortgage Loan Trust (04-14-2A), 2.38%, due 10/25/34 (2)	10,876,218
14,827,403	Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A), 1.12%, due 08/25/35 (2)	14,056,838
4,835,154	Structured Adjustable Rate Mortgage Loan Trust (05-23-1A3), 2.568%, due 01/25/36 (2)(6)	4,281,572
10,453,379	Structured Adjustable Rate Mortgage Loan Trust (06-1-7A2), 5.207%, due 02/25/36 (2)(6)	10,265,302
1,084,847	Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1), 5.154%, due 03/25/36 (2)(6)	915,392
10,489,511	Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1), 2.697%, due 06/25/36 (2)(6)	7,989,134
7,492,460	Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1), 2.889%, due 02/25/37 (2)	6,289,792
4,270,506	Structured Asset Investment Loan Trust (05-3-M1), 0.74%, due 04/25/35 (2)	4,219,260
272,926	Structured Asset Mortgage Investments, Inc. (06-AR3-24A1), 2.34%, due 05/25/36 (2)	173,913
50,596,223	Structured Asset Mortgage Investments, Inc. (07-AR6-A1), 1.648%, due 08/25/47 (2)	42,975,521
621,759	Structured Asset Securities Corp. (03-10-A), 6%, due 04/25/33	639,176
4,998,920	Structured Asset Securities Corp. (05-2XS-1A5B), 4.65%, due 02/25/35	5,116,840
13,056,299	Structured Asset Securities Corp. (06-EQ1A-A4), (144A), 0.32%, due 07/25/36 (1)(2)	12,765,659
14,345,000	Structured Asset Securities Corp. (06-WF2-A4), 0.48%, due 07/25/36 (2)	12,779,702
3,751,401	Structured Asset Securities Corp. (07-BC3-2A1), 0.23%, due 05/25/47 (2)	3,733,735
631,280	Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1), 5.423%, due 04/25/37 (2)(6)	502,857
27,037	Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1), 2.832%, due 06/25/37 (2)(6)	24,267
387,566	Wachovia Mortgage Loan Trust LLC (06-AMN1-A3), 0.41%, due 08/25/36 (2)	245,267
13,006,840	WaMu Mortgage Pass-Through Certificates (04-AR14-A1), 2.431%, due 01/25/35 (2)	13,322,927
17,561,062	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1), 0.46%, due 10/25/45 (2)	16,386,122
865,803	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2), 1.597%, due 10/25/45 (2)	854,496
3,763,232	WaMu Mortgage Pass-Through Certificates (05-AR14-2A1), 2.611%, due 12/25/35 (2)	3,490,115
2,852,157	WaMu Mortgage Pass-Through Certificates (05-AR18-1A1), 2.454%, due 01/25/36 (2)	2,626,515
527,482	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.48%, due 01/25/45 (2)	508,677
3,343,114	WaMu Mortgage Pass-Through Certificates (05-AR5-A5), 2.403%, due 05/25/35 (2)	3,336,932
7,234,781	WaMu Mortgage Pass-Through Certificates (05-AR7-A2), 2.416%, due 08/25/35 (2)	7,280,187
14,460,971	WaMu Mortgage Pass-Through Certificates (05-AR9-A1A), 0.49%, due 07/25/45 (2)	13,835,535
37,985,367	WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A), 1.217%, due 01/25/46 (2)	37,009,785
2,015,020	WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A), 0.959%, due 12/25/46 (2)	1,908,927
175,309	Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1), 2.44%, due 11/25/30 (2)	173,700
3,157,908	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36 (6)	2,689,837

See accompanying notes to financial statements.

84

TCW Total Return Bond Fund

October 31, 2013

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,857,025	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.77%, due 07/25/36 (2)(6)	$2,700,276
9,649,499	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA1-2A), 0.879%, due 12/25/46 (2)(6)	5,669,573
8,848,102	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA2-2A), 0.849%, due 01/25/47 (2)(6)	5,828,431
3,256,703	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A), 2.206%, due 04/25/47 (2)(6)	2,269,977
5,514,845	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3), 0.48%, due 06/25/37 (2)(6)	4,160,349
11,691,000	Washington Mutual Asset-Backed Certificates (06-HE1-2A4), 0.45%, due 04/25/36 (2)	8,104,879
12,459,000	Washington Mutual Asset-Backed Certificates (07-HE3-2A4), 0.46%, due 05/25/47 (2)	7,580,853
5,521,000	Wells Fargo Home Equity Asset-Backed Securities (07-1-A3), 0.49%, due 03/25/37 (2)	3,430,468
14,839,205	Wells Fargo Mortgage Loan Trust (11-RR3-A1), (144A), 2.745%, due 03/27/37 (1)(2)	14,678,922
14,918,927	Wells Fargo Mortgage Loan Trust (12-RR2-1A1), (144A), 0.347%, due 09/27/47 (1)(2)	14,276,837
9,604,116	Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6), 2.619%, due 01/25/35 (2)	9,547,942
15,062,446	Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6), 2.617%, due 08/25/36 (2)	14,068,514
5,657,634	Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4), 2.616%, due 05/25/36 (2)(6)	5,364,106
13,822,005	Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32), 6%, due 07/25/37	13,462,453
1,026,027	Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1), 2.722%, due 08/25/37 (2)(6)	892,109
8,478,805	Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1), 5.75%, due 02/25/38	8,742,026

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,418,963,801)	2,814,485,502

	U.S. Government Agency Obligations (2.4%)
76,620,000	Federal Home Loan Bank, 0.75%, due 05/26/28 (3)	73,818,237
26,700,000	Federal National Mortgage Association, 0.625%, due 04/29/16 (3)	26,735,035
45,965,000	Federal National Mortgage Association, 1%, due 02/27/17 (3)	46,195,239
14,130,000	Federal National Mortgage Association, 2.5%, due 02/13/20 (3)	14,315,541
25,000,000	Federal National Mortgage Association, 2.63%, due 10/10/24 (3)	22,991,486

	Total U.S. Government Agency Obligations (Cost: $187,135,238)	184,055,538

	U.S. Treasury Securities (11.6%)
147,008,571	U.S. Treasury Inflation Indexed Note, 0.5%, due 04/15/15 (3)(8)	150,109,570
36,904,622	U.S. Treasury Inflation Indexed Note, 2%, due 07/15/14 (3)(8)	37,763,798
238,260,000	U.S. Treasury Note, 0.25%, due 08/15/15	238,190,190
114,000,000	U.S. Treasury Note, 0.75%, due 06/30/17	113,585,838
114,000,000	U.S. Treasury Note, 1.375%, due 09/30/18	114,458,622
146,030,000	U.S. Treasury Note, 1.75%, due 05/15/23	136,406,915
80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20	84,921,696

	Total U.S. Treasury Securities (Cost: $870,521,618)	875,436,629

	Total Fixed Income Securities (Cost: $7,785,233,810) (108.7%)	8,238,494,540

See accompanying notes to financial statements.

85

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Number of Shares	Money Market Investments	Value
76,054,000	Dreyfus Institutional Cash Advantage Fund, 0.06% (9)	$76,054,000
28,137,000	DWS Money Market Series — Institutional Shares, 0.05% (9)	28,137,000

	Total Money Market Investments (Cost: $104,191,000) (1.4%)	104,191,000

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $6,462,665) (0.1%)
$6,462,665	State Street Bank & Trust Company, 0%, due 11/01/13 (collateralized by $6,695,000 Federal National Mortgage Association, 2.08%, due 11/02/22 valued at $6,275,237; $345,000 Federal Home Loan Mortgage Corp., 1.96%, due 11/07/22 valued at $318,274) (Total Amount to be Received Upon Repurchase $6,462,665)	6,462,665

	U.S. Treasury Securities (0.1%)
3,960,000	U.S. Treasury Bill, 0.037%, due 12/05/13 (10)	3,959,862
1,200,000	U.S. Treasury Bill, 0.04%, due 12/12/13 (10)	1,199,940
1,625,000	U.S. Treasury Bill, 0.052%, due 12/05/13 (10)	1,624,919
930,000	U.S. Treasury Bill, 0.053%, due 12/05/13 (10)	929,954

	Total U.S. Treasury Securities (Cost: $7,714,675)	7,714,675

	Total Short-Term Investments (Cost: $14,177,340) (0.2%)	14,177,340

	Total Investments (Cost: $7,903,602,150) (110.3%)	8,356,862,880
	Liabilities in Excess of Other Assets (–10.3%)	(779,008,725)

	Net Assets (100.0%)	$7,577,854,155

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
BUY
2,255	90 Day Eurodollar Futures	03/14/16	$556,928,625	$(513,621)
2,255	90 Day Eurodollar Futures	06/13/16	555,519,250	(1,021,758)
2,255	90 Day Eurodollar Futures	09/19/16	553,997,125	(1,585,508)
2,255	90 Day Eurodollar Futures	12/19/16	552,503,188	(2,092,121)

			$2,218,948,188	$(5,213,008)

See accompanying notes to financial statements.

86

TCW Total Return Bond Fund

October 31, 2013

Notes to the Schedule of Investments:

ACES	- Alternative Credit Enhancement Securities
CDO	- Collateralized Debt Obligation.
CLO	- Collateralized Loan Obligation.
FNMA	- Federal National Mortgage Association
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2013, the value of these securities amounted to $578,724,145 or 7.6% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2013.
(3)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2013, the value of these securities amounted to $8,926,146 or 0.1% of net assets.
(5)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Illiquid security.
(8)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(9)	Rate disclosed, the 7-day net yield, is as of October 31, 2013.
(10)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

87

TCW Total Return Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Asset-Backed Securities	7.7%
Commercial Mortgage-Backed Securities — Agency	6.3
Commercial Mortgage-Backed Securities — Non-Agency	1.8
Residential Mortgage-Backed Securities — Agency	41.8
Residential Mortgage-Backed Securities — Non-Agency	37.1
U.S. Government Agency Obligations	2.4
U.S. Treasury Securities	11.6
Money Market Investments	1.4
Short-Term Investments	0.2

Total	110.3%

See accompanying notes to financial statements.

88

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2013

	TCW Core Fixed Income Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Enhanced Commodity Strategy Fund (1)
		Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,444,188	$5,718,228	$341,787	$3,567
Foreign Currency, at Value	—	—	273 (3)	—
Cash	—	2,104	—	—
Receivable for Securities Sold	739	62,431	10,037	—
Receivable for When-Issued Securities	45,805	—	—	—
Receivable for Fund Shares Sold	5,858	16,132	425	—
Interest and Dividends Receivable	5,840	75,825	8,313	15
Receivable from Investment Advisor	—	—	—	17
Unrealized Appreciation on Open Forward Foreign
Currency Contracts	—	13,936	2,370	—
Cash Collateral on Deposit at Broker	—	11,570	1,540	197
Other Assets	47	71	46	14

Total Assets	1,502,477	5,900,297	364,791	3,810

LIABILITIES
Distributions Payable	1,601	22,955	—	—
Payable for Securities Purchased	33,338	36,121	9,915	—
Payable for When-Issued Securities	176,521	128,605	—	—
Payable for Fund Shares Redeemed	1,971	8,400	681	—
Accrued Capital Gain Withholding Taxes	—	—	186	—
Accrued Directors’ Fees and Expenses	8	9	9	9
Accrued Compliance Expense	1	10	1	—
Accrued Management Fees	410	3,613	193	—
Accrued Distribution Fees	152	299	24	—
Interest Payable on Swap Agreements	—	175	—	— (4)
Open Swap Agreements, at Value	—	3,226	—	99
Unrealized Depreciation on Open Forward Foreign
Currency Contracts	—	15,824	2,503	—
Other Accrued Expenses	341	1,695	204	80

Total Liabilities	214,343	220,932	13,716	188

NET ASSETS	$1,288,134	$5,679,365	$351,075	$3,622

NET ASSETS CONSIST OF:
Paid-in Capital	$1,274,132	$6,008,211	$376,329	$4,115
Accumulated Net Realized Loss on Investments, Futures Contracts, Swap Agreements and Foreign Currency	(948)	(157,601)	(10,605)	(471)
Unrealized Appreciation (Depreciation) of Investments, Swap Agreements and Foreign Currency	14,340	(150,983)	(13,669)	9
Undistributed (Overdistributed) Net Investment Income	610	(20,262)	(980)	(31)

NET ASSETS	$1,288,134	$5,679,365	$351,075	$3,622

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$589,911	$4,260,067	$237,695	$2,013

N Class Share	$698,223	$1,419,298	$113,380	$1,609

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	53,754,586	499,176,097	23,433,923	264,629

N Class Share	63,663,457	128,963,501	11,193,628	211,525

NET ASSET VALUE PER SHARE: (6)
I Class Share	$10.97	$8.53	$10.14	$7.61

N Class Share	$10.97	$11.01	$10.13	$7.61

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Enhanced Commodity Strategy Fund at October 31, 2013 was $1,429,848, $5,861,780, $355,158 and $3,459, respectively.
(3)	The identified cost for the TCW Emerging Markets Local Currency Income Fund at October 31, 2013 was $280.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares with a par value of $0.001 per share, for the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Income Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Local Currency Income Fund is 2,000,000,000 for each of the I Class and N Class shares and the TCW Enhanced Commodity Strategy Fund is 2,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

89

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2013

	TCW Global Bond Fund		TCW High Yield Bond Fund	TCW Short Term Bond Fund		TCW Total Return Bond Fund
			Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$25,172		$40,174	$15,360		$8,356,863
Cash	10		—	—		—
Receivable for Securities Sold	—		934	—		3,340
Receivable for When-Issued Securities	783		—	—		—
Receivable for Fund Shares Sold	—		9	22		29,083
Interest and Dividends Receivable	212		552	56		18,843
Receivable from Investment Advisor	—		2	8		—
Unrealized Appreciation on Open Forward Foreign
Currency Contracts	6		—	—		—
Receivable for Daily Variation Margin on Open
Financial Futures Contracts	2		—	—		141
Cash Collateral on Deposit at Broker	10		—	—		—
Other Assets	4		20	11		77

Total Assets	26,199		41,691	15,457		8,408,347

LIABILITIES
Distributions Payable	—		193	26		25,914
Payable for Securities Purchased	526		583	175		—
Payable for When-Issued Securities	2,676		50	—		786,488
Payable for Fund Shares Redeemed	—		53	7		13,616
Disbursements in Excess of Available Cash	—		—	—		10
Accrued Directors’ Fees and Expenses	9		9	9		9
Accrued Compliance Expense	—	(2)	— (2)	—	(2)	9
Accrued Management Fees	5		—	—		2,360
Accrued Distribution Fees	2		3	—		529
Unrealized Depreciation on Open Forward Foreign
Currency Contracts	16		—	—		—
Other Accrued Expenses	49		78	38		1,558

Total Liabilities	3,283		969	255		830,493

NET ASSETS	$22,916		$40,722	$15,202		$7,577,854

NET ASSETS CONSIST OF:
Paid-in Capital	$21,994		$41,473	$22,583		$7,156,014
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency	140		(950)	(7,473)		1,882
Unrealized Appreciation of Investments, Futures Contracts and Foreign Currency	754		202	84		448,048
Undistributed (Overdistributed) Net Investment Income	28		(3)	8		(28,090)

NET ASSETS	$22,916		$40,722	$15,202		$7,577,854

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$11,170		$26,102	$15,202		$5,085,781

N Class Share	$11,746		$14,620			$2,492,073

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	1,068,913		4,126,214	1,728,051		501,991,646

N Class Share	1,124,012		2,294,071			238,427,636

NET ASSET VALUE PER SHARE: (4)
I Class Share	$10.45		$6.33	$8.80		$10.13

N Class Share	$10.45		$6.37			$10.45

(1)	The identified cost for the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2013 was $24,374, $39,972, $15,276 and $7,903,602, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Global Bond Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

90

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2013

	TCW Core Fixed Income Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$27,278	$460,310	(2)	$23,064	(2)	$103

Total	27,278	460,310		23,064		103

Expenses:
Management Fees	4,680	49,823		2,830		21
Accounting Services Fees	114	756		43		26
Administration Fees	143	784		52		16
Transfer Agent Fees:
I Class	84	1,361		53		10
N Class	405	567		28		10
Custodian Fees	79	1,092		229		24
Professional Fees	109	178		51		48
Directors’ Fees and Expenses	26	26		26		26
Registration Fees:
I Class	37	148		18		13
N Class	61	105		22		13
Distribution Fees:
N Class	1,648	3,934		356		4
Compliance Expense	10	102		6		— (4)
Shareholder Reporting Expense	8	22		6		5
Other	125	713		37		8

Total	7,529	59,611		3,757		224

Less expenses waived/reimbursed	—	—		—		148
Less Expenses Borne by Investment Advisor:
I Class	180	—		—		23
N Class	48	—		229		26

Net Expenses	7,301	59,611		3,528		27

Net Investment Income	19,977	400,699		19,536		76

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(2,076)	(259,666	) (3)	(26,330	) (3)	9
Foreign Currency	— (4)	(7,482)		(2,294)		—
Futures Contracts	253	—		—		—
Swap Agreements	—	(6,406)		(151)		(460)
Change in Unrealized Appreciation (Depreciation) on:
Investments	(25,619)	(298,970)		(14,175	) (5)	12
Foreign Currency	—	(1,074)		414		—
Futures Contracts	(92)	—		—		—
Swap Agreements	—	5,211		—		1

Net Realized and Unrealized Gain (Loss) on Investments	(27,534)	(568,387)		(42,536)		(438)

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,557)	$(167,688)		$(23,000)		$(362)

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld of $33 and $300 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(3)	Net of capital gain withholding taxes of $871 and $88 for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund, respectively.
(4)	Amount rounds to less than $1.
(5)	Net of capital gain withholding tax of $186 for the TCW Emerging Markets Local Currency Income Fund.

See accompanying notes to financial statements.

91

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2013

	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$1,008 (1)	$2,606	$219	$262,285

Total	1,008	2,606	219	262,285

Expenses:
Management Fees	125	229	53	43,180
Accounting Services Fees	5	53	2	909
Administration Fees	13	14	10	1,025
Transfer Agent Fees:
I Class	8	15	10	1,395
N Class	7	19	—	744
Custodian Fees	47	27	23	204
Professional Fees	42	35	56	430
Directors’ Fees and Expenses	26	26	26	26
Registration Fees:
I Class	13	13	13	167
N Class	13	14	—	113
Distribution Fees:
N Class	29	41	—	6,502
Compliance Expense	— (2)	1	— (2)	93
Shareholder Reporting Expense	5	7	—	26
Other	7	12	8	885

Total	340	506	201	55,699

Less Expenses Borne by Investment Advisor:
I Class	26	106	134	7,656
N Class	55	84	—	2,531

Net Expenses	259	316	67	45,512

Net Investment Income	749	2,290	152	216,773

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	117	1,115	17	54,557
Foreign Currency	(384)	—	—	—
Futures Contracts	48	41	—	— (2)
Change in Unrealized (Depreciation) on:
Investments	(634)	(580)	(64)	(33,173)
Foreign Currency	21	—	—	—
Futures Contracts	(31)	(4)	—	(5,213)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(863)	572	(47)	16,171

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(114)	$2,862	$105	$232,944

(1)	Net of foreign taxes withheld of $5 for the TCW Global Bond Fund.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

92

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$19,977	$16,304	$400,699	$280,345
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(1,823)	15,424	(273,554)	132,228
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	(25,711)	27,771	(294,833)	212,587

Increase (Decrease) in Net Assets Resulting from Operations	(7,557)	59,499	(167,688)	625,160

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(9,375)	(10,325)	(244,549)	(175,046)
N Class	(10,322)	(8,904)	(72,197)	(53,617)
Distributions from Return of Capital:
I Class	—	—	(43,636)	—
N Class	—	—	(12,947)	—
Distributions from Net Realized Gain:
I Class	(5,117)	(2,577)	(107,888)	—
N Class	(5,672)	(2,197)	(25,350)	—

Total Distributions to Shareholders	(30,486)	(24,003)	(506,567)	(228,663)

NET CAPITAL SHARE TRANSACTIONS
I Class	103,896	218,937	556,777	2,054,179
N Class	189,898	305,702	287,325	221,395

Increase in Net Assets Resulting from Net Capital Shares Transactions	293,794	524,639	844,102	2,275,574

Increase in Net Assets	255,751	560,135	169,847	2,672,071
NET ASSETS
Beginning of Year	1,032,383	472,248	5,509,518	2,837,447

End of Year	$1,288,134	$1,032,383	$5,679,365	$5,509,518

Undistributed (Overdistributed) Net Investment Income	$610	$(1,633)	$(20,262)	$(24,191)

See accompanying notes to financial statements.

93

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$19,536	$11,142	$76	$79
Net Realized Gain (Loss) on Investments, Swap Agreements and Foreign Currency Transactions	(28,775)	(7,959)	(451)	32
Change in Unrealized Appreciation (Depreciation) on Investments, Swap Agreements and Foreign Currency Transactions	(13,761)	9,782	13	(110)

Increase (Decrease) in Net Assets Resulting from Operations	(23,000)	12,965	(362)	1

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(822)	(1,716)	(41)	(49)
N Class	(557)	(1,223)	(33)	(36)
Distributions from Return of Capital:
I Class	(5,964)	(611)	—	—
N Class	(3,894)	(455)	—	—
Distributions from Net Realized Gain:
I Class	—	—	(12)	(5)
N Class	—	—	(9)	(3)

Total Distributions to Shareholders	(11,237)	(4,005)	(95)	(93)

NET CAPITAL SHARE TRANSACTIONS
I Class	135,835	17,376	49	(367)
N Class	37,871	17,181	39	39

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	173,706	34,557	88	(328)

Increase (Decrease) in Net Assets	139,469	43,517	(369)	(420)
NET ASSETS
Beginning of Year	211,606	168,089	3,991	4,411

End of Year	$351,075	$211,606	$3,622	$3,991

Overdistributed Net Investment Income	$(980)	$(522)	$(31)	$(8)

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying notes to financial statements.

94

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Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012 (1)	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$749	$564	$2,290	$3,014
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(219)	687	1,156	(1,661)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	(644)	1,398	(584)	4,860

Increase (Decrease) in Net Assets Resulting from Operations	(114)	2,649	2,862	6,213

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(171)	(303)	(1,613)	(2,306)
N Class	(177)	(298)	(878)	(1,012)
Distributions from Net Realized Gain:
I Class	(323)	—	—	(129)
N Class	(332)	—	—	(44)

Total Distributions to Shareholders	(1,003)	(601)	(2,491)	(3,491)

NET CAPITAL SHARE TRANSACTIONS
I Class	468	10,212	(9,109)	(6,523)
N Class	710	10,595	(6,044)	5,150

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,178	20,807	(15,153)	(1,373)

Increase (Decrease) in Net Assets	61	22,855	(14,782)	1,349
NET ASSETS
Beginning of Year	22,855	—	55,504	54,155

End of Year	$22,916	$22,855	$40,722	$55,504

Undistributed (Overdistributed) Net Investment Income	$28	$31	$(3)	$(67)

(1)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012.

See accompanying notes to financial statements.

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Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2013	Year Ended October 31, 2012	Year Ended October 31, 2013	Year Ended October 31, 2012
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$152	$119	$216,773	$312,806
Net Realized Gain (Loss) on Investments	17	(10)	54,557	55,733
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(64)	134	(38,386)	358,013

Increase in Net Assets Resulting from Operations	105	243	232,944	726,552

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(191)	(152)	(192,962)	(260,733)
N Class	—	—	(80,162)	(121,613)
Distributions from Return of Capital:
I Class	—	(11)	(82,909)	—
N Class	—	—	(35,276)	—
Distributions from Net Realized Gain:
I Class	—	—	—	(7,949)
N Class	—	—	—	(4,006)

Total Distributions to Shareholders	(191)	(163)	(391,309)	(394,301)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,474	5,860	(640,914)	2,349,441
N Class	—	—	197,146	160,588

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	2,474	5,860	(443,768)	2,510,029

Increase (Decrease) in Net Assets	2,388	5,940	(602,133)	2,842,280
NET ASSETS
Beginning of Year	12,814	6,874	8,179,987	5,337,707

End of Year	$15,202	$12,814	$7,577,854	$8,179,987

Undistributed (Overdistributed) Net Investment Income	$8	$(12)	$(28,090)	$(39,370)

See accompanying notes to financial statements.

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TCW Funds, Inc.

Notes to Financial Statements	October 31, 2013

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 21 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliated of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 8 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing in fixed income securities.

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies or instrumentalities, or emerging market private corporate issuers.

TCW High Yield Bond Fund	Seeks to maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle by investing in high yield bonds, commonly known as “junk” bonds as well as investing in certain mortgage-backed and asset-backed securities.

TCW Short Term Bond Fund	Seeks to maximize income by investing at least 80% of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by government or private sector issuers.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of its net assets in debt securities. At least 50% of its net assets will be invested in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations; or privately issued mortgage-backed securities rated Aa3 or higher by Moody’s or AA- or higher by S&P; or other obligations of the United States Governments, its agencies, instrumentalities or sponsored corporations; or money market instruments.

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Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified Fixed Income Funds

TCW Emerging Markets Local Currency Income Fund	Seeks high total return from current income and capital appreciation by investing primarily in debt securities issued by emerging market country governments, their agencies or instrumentalities or emerging market private issuers denominated in local currency of various emerging market countries.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing in at least 80% of its net assets in debt securities of government and corporate issuers. The Fund invests in corporate debt securities of issuers in a number of countries, which may include the United States. The Fund also invests in securities of issuers located in developed and emerging market countries. The Fund may invest across all fixed income sectors, including U.S and non-U.S. government securities.

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in the TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2013 were $236 (in thousands) or 6.52% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class/Fund on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

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Note 2 — Significant Accounting Policies (Continued)

Security Valuations:    Securities listed or traded on the New York and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market are valued using official closing price as reported by the Exchange. All other securities for which over-the-counter (“OTC”) market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options, swaps and futures. Over-the-counter options are valued using dealer quotations.

The value of short-term debt securities held in the Funds with remaining maturities of 60 days or less at the time of purchase is determined by using the amortized cost method applied to each individual security which approximates market value. Other short-term debt securities are valued on marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy. If a discount is applied and significant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign

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October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for the movement of certain indexes of securities based on a statistical analysis of the historical relationship, are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized in Level 1.

Interest rate swaps.    Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account among other factor, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

U.S. government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of October 31, 2013 in valuing the TCW Funds:

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$304,635,193	$—	$304,635,193
Municipal Bonds	—	31,739,277	—	31,739,277
Foreign Government Bonds	—	6,108,863	—	6,108,863
Asset-Backed Securities	—	83,270,155	—	83,270,155
Commercial Mortgage-Backed Securities — Agency	—	56,905,789	—	56,905,789
Commercial Mortgage-Backed Securities — Non- Agency	—	65,019,188	—	65,019,188
Residential Mortgage-Backed Securities — Agency	—	366,403,630	—	366,403,630
Residential Mortgage-Backed Securities — Non-Agency	—	99,347,702	—	99,347,702
U.S. Government Agency Obligations	—	67,736,720	—	67,736,720
U.S. Treasury Securities	296,240,094	—	—	296,240,094

Total Fixed Income Securities	296,240,094	1,081,166,517	—	1,377,406,611

Money Market Investments	7,620,000	—	—	7,620,000
Short-Term Investments*	—	59,161,836	—	59,161,836

Total Investments	$303,860,094	$1,140,328,353	$—	$1,444,188,447

*	See Schedule of Investments for corresponding industries.

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October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—		$14,700,000	$—	$14,700,000
Banks	—		1,295,097,688	—	1,295,097,688
Beverages	—		54,927,500	—	54,927,500
Building Materials	—		98,136,250	—	98,136,250
Coal	—		8,026,667	—	8,026,667
Commercial Services	—		67,499,612	—	67,499,612
Diversified Financial Services	—		180,702,759	—	180,702,759
Electric	—		341,859,500	—	341,859,500
Energy-Alternate Sources	—		53,032,219	—	53,032,219
Engineering & Construction	—		71,060,000	—	71,060,000
Food	—		165,231,775	—	165,231,775
Foreign Government Bonds	—		1,572,653,027	—	1,572,653,027
Government Regional/Local	—		60,085,000	—	60,085,000
Internet	—		7,402,550	—	7,402,550
Investment Companies	—		57,323,750	—	57,323,750
Iron & Steel	—		169,207,275	—	169,207,275
Media	—		27,125,000	—	27,125,000
Mining	—		213,608,985	—	213,608,985
Oil & Gas	—		511,520,425	—	511,520,425
Oil & Gas Services	—		48,938,750	—	48,938,750
Real Estate	—		152,975,800	—	152,975,800
Telecommunications	—		52,245,000	—	52,245,000
Transportation	—		28,682,813	—	28,682,813

Total Fixed Income Securities	—		5,252,042,345	—	5,252,042,345

Equity Securities
Diversified Financial Services	—	*	—	—	— *

Total Equity Securities	—	*	—	—	— *

Short-Term Investments**	—		466,185,180	—	466,185,180

Total Investments	—		5,718,227,525	—	5,718,227,525

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—		13,935,972	—	13,935,972

Total	$—		$5,732,163,497	$—	$5,732,163,497

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—		$(15,823,683)	$—	$(15,823,683)
Swap Agreements
Credit Risk	—		(3,225,865)	—	(3,225,865)

Total	$—		$(19,049,548)	$—	$(19,049,548)

*	Amount rounds to less than $1.
**	See Schedule of Investments for corresponding industries.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$9,751,098	$—	$9,751,098
Electric	—	5,804,637	—	5,804,637
Foreign Government Bonds	—	302,859,777	—	302,859,777
Real Estate	—	7,253,643	—	7,253,643
Telecommunications	—	7,355,480	—	7,355,480

Total Fixed Income Securities	—	333,024,635	—	333,024,635

Total Short-Term Investments*	—	8,762,125	—	8,762,125

Total Investments	—	341,786,760	—	341,786,760

Asset Derivatives
Forward Currency Contracts
Forward Currency Risk	—	2,370,361	—	2,370,361

Total	$—	$344,157,121	$—	$344,157,121

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(2,503,388)	$—	$(2,503,388)

Total	$—	$(2,503,388)	$—	$(2,503,388)

*	See Schedule of Investments for corresponding industries.

TCW Enhanced Commodity Strategy Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$53,980	$—	$53,980
Commercial Mortgage-Backed Securities — Non-Agency	—	336,749	—	336,749
Residential Mortgage-Backed Securities — Agency	—	225,222	—	225,222
Residential Mortgage-Backed Securities — Non-Agency	—	714,935	—	714,935
Corporate Bonds*	—	1,116,686	—	1,116,686
Municipal Bond	—	78,070	—	78,070

Total Fixed Income Securities	—	2,525,642	—	2,525,642

Money Market Investments	65,500	—	—	65,500
Short-Term Investments*	—	975,933	—	975,933

Total Investments	65,500	3,501,575	—	3,567,075

Liability Derivatives
Commodity Risk	$—	$(98,502)	$—	$(98,502)

Total	$—	$(98,502)	$—	$(98,502)

*	See Schedule of Investments for corresponding industries.

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Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$6,192,392	$—	$6,192,392
Foreign Government Bonds	—	8,517,833	—	8,517,833
Asset-Backed Securities	—	939,533	—	939,533
Commercial Mortgage-Backed Securities — Non-Agency	—	482,884	—	482,884
Residential Mortgage-Backed Securities — Agency	—	3,816,440	—	3,816,440
Residential Mortgage-Backed Securities — Non-Agency	—	1,691,269	—	1,691,269
U.S. Treasury Securities	1,488,861	—	—	1,488,861

Total Fixed Income Securities	1,488,861	21,640,351	—	23,129,212

Money Market Investments	328,000	—	—	328,000
Short-Term Investments*	34,999	1,679,832	—	1,714,831

Total Investments	1,851,860	23,320,183	—	25,172,043

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	6,484	—	6,484

Total	$1,851,860	$23,326,667	$—	$25,178,527

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(16,245)	$—	$(16,245)
Futures
Interest Rate Risk	(34,817)	—	—	(34,817)

Total	$(34,817)	$(16,245)	$—	$(51,062)

*	See Schedule of Investments for corresponding industries.

TCW High Yield Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$3,499,171	$—	$3,499,171
Corporate Bonds*	—	31,775,304	12,500	31,787,804
Asset-Backed Securities	—	599,895	—	599,895

Total Fixed Income Securities	—	35,874,370	12,500	35,886,870

Equity Securities
Common Stock*	224,961	—	—	224,961

Total Equity Securities	224,961	—	—	224,961

Money Market Investments	730,000	—	—	730,000

Short-Term Investments*	9,000	3,322,389	—	3,331,389

Total	$963,961	$39,196,759	$12,500	$40,173,220

*	See Schedule of Investments for corresponding industries.

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Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$341,721	$—	$341,721
Commercial Mortgage-Backed Securities — Non-Agency	—	2,325,192	—	2,325,192
Residential Mortgage-Backed Securities — Agency	—	5,248,572	—	5,248,572
Residential Mortgage-Backed Securities — Non-Agency	—	490,238	—	490,238
Corporate Bonds*	—	3,691,376	—	3,691,376
Municipal Bonds	—	290,653	—	290,653
U.S. Government Agency Obligations	—	985,451	—	985,451
U.S. Treasury Securities	1,673,193	—	—	1,673,193

Total Fixed Income Securities	1,673,193	13,373,203	—	15,046,396

Short-Term Investments*	—	313,588	—	313,588

Total Investments	$1,673,193	$13,686,791	$—	$15,359,984

*	See Schedule of Investments for corresponding industries.

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$583,578,782	$—	$583,578,782
Commercial Mortgage-Backed Securities — Agency	—	480,591,667	—	480,591,667
Commercial Mortgage-Backed Securities — Non-Agency	—	135,014,592	—	135,014,592
Residential Mortgage-Backed Securities — Agency	—	3,165,331,830	—	3,165,331,830
Residential Mortgage-Backed Securities — Non-Agency	—	2,800,547,911	13,937,591	2,814,485,502
U.S. Government Agency Obligations	—	184,055,538	—	184,055,538
U.S. Treasury Securities	875,436,629	—	—	875,436,629

Total Fixed Income Securities	875,436,629	7,349,120,320	13,937,591	8,238,494,540

Money Market Investments	104,191,000	—	—	104,191,000
Short-Term Investments*	7,714,675	6,462,665	—	14,177,340

Total Investments	$987,342,304	$7,355,582,985	$13,937,591	$8,356,862,880

Liabilities Derivatives
Futures
Interest Rate Risk	$(5,213,008)	$—	$—	$(5,213,008)

Total	$(5,213,008)	$—	$—	$(5,213,008)

*	See Schedule of Investments for corresponding industries.

106

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2013.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2012	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Pur- chases	Sales	Transfers in to Level 3*		Transfers out of Level 3*	Balance as of October 31, 2013	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2013
TCW High Yield Bond Fund
Corporate Bonds	$—	$—	$—	$(12,500)	$—	$—	$25,000	**	$—	$12,500	$(12,500)

Total	$—	$—	$—	$(12,500)	$—	$—	$25,000		$—	$12,500	$(12,500)

TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non- Agency	$15,178,888	$—	$(1,937,284)	$779,205	$—	$(166,347)	$83,129	**	$—	$13,937,591	$823,390

Total	$15,178,888	$—	$(1,937,284)	$779,205	$—	$(166,347)	$83,129		$—	$13,937,591	$823,390

*	The Funds recognize transfer in and out at the beginning of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2013, are as follows:

Description	Fair Value at 10/31/2013	Valuation Techniques*	Unobservable Input	Range
TCW High Yield Bond Fund
Corporate Bonds	$12,500	Methods of Comparables/ Consensus Pricing	Offered Quotes	$2.50
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$13,937,591	Methods of Comparables/ Consensus Pricing	Offered Quotes	$0.90–2.76

*	The Methods of Comparables/Consensus Pricing valuation technique for Level 3 securities involve gathering observable and unobservable data related to securities that exhibit characteristics that are comparable to that of the Level 3 security, and using such information as an input into the valuation of the Level 3 security. Such observable and unobservable data may include offered quotes (prices offered to the Fund by potential buyers in the market), broker quotes, and vendor prices for the comparable securities.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor with consent from the Company’s Pricing Committee in accordance with procedures established by the Board of Directors, and under the general oversight of the Board of Directors. The Company’s Pricing Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Company’s Pricing Committee reports to the Board of Directors at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

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TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The Pricing Committee consists of the Chief Risk Officer, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team as well as alternate members as the Board of Directors may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Dividends received, if any, in excess of the cost basis of the security are recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2013, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories:

	Commodity Risk	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Core Fixed Income Fund
Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$—	$253	$253

Total Realized Gain	$—	$—	$—	$253	$253

Change in Unrealized Depreciation on:
Futures Contracts	$—	$—	$—	$(92)	$(92)

Total Change in Unrealized Depreciation	$—	$—	$—	$(92)	$(92)

Notional Amounts or Shares/Units †
Futures Contracts	—	—	—	174	174

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TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

	Commodity Risk	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$—	$13,936	$—	$13,936

Total Value	$—	$—	$13,936	$—	$13,936

Liability Derivatives
Forward Currency Contracts	$—	$—	$(15,824)	$—	$(15,824)
Open Swap Agreements, at Value	—	(3,226)	—	—	$(3,226)

Total Value	$—	$(3,226)	$(15,824)	$—	$(19,050)

Statement of Operations:
Realized Loss on
Forward Currency Contracts	$—	$—	$(5,366)	$—	$(5,366)
Swap Agreements	—	(6,406)	—	—	(6,406)

Total Realized Loss	$—	$(6,406)	$(5,366)	$—	$(11,772)

Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(1,058)	$—	$(1,058)
Swap Agreements	—	5,211	—	—	5,211

Total Change in Unrealized (Depreciation)	$—	$5,211	$(1,058)	$—	$4,153

Notional Amounts or Shares/Units †
Forward Currency Contracts	$—	$—	$574,659,344	$—	$574,659,344
Swap Agreements	$—	$170,833,333	$—	$—	$170,833,333

TCW Emerging Markets Local Currency Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$—	$2,370	$—	$2,370

Total Value	$—	$—	$2,370	$—	$2,370

Liability Derivatives
Forward Currency Contracts	—	—	(2,503)	—	(2,503)

Total Value	$—	$—	$(2,503)	$—	$(2,503)

Statement of Operations:
Realized Loss on
Forward Currency Contracts	$—	$—	$(1,196)	$—	$(1,196)
Swap Agreements	—	—	—	(151)	(151)

Total Realized Loss	$—	$—	$(1,196)	$(151)	$(1,347)

Statement of Operations:
Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$381	$—	$381

Total Change in Unrealized (Depreciation)	$—	$—	$381	$—	$381

Notional Amounts or Shares/Units †
Forward Currency Contracts	$—	$—	$119,838,372	$—	$119,838,372
Swap Agreements	$—	$—	—	$23,300,000	$23,300,000

109

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Commodity Risk	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Enhanced Commodity Strategy Fund
Statements of Asset and Liabilities:
Liability Derivatives
Open Swap Agreements, at Value	$(99)	$—	$—	$—	$(99)

Total Value	$(99)	$—	$—	$—	$(99)

Statement of Operations:
Realized Loss on
Swap Agreements	$(460)	$—	$—	$—	$(460)

Total Realized Gain (Loss)	$(460)	$—	$—	$—	$(460)

Change in Unrealized Appreciation on:
Swap Agreements	$1	$—	$—	$—	$1

Total Change in Unrealized Appreciation	$1	$—	$—	$—	$1

Notional Amounts or Shares/Units †
Swap Agreements	$3,815,495	$—	$—	$—	$3,815,495

TCW Global Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Forward Currency Contracts	$—	$—	$6	$—	$6

Total Value	$—	$—	$6	$—	$6

Liability Derivatives
Forward Currency Contracts	$—	$—	$(16)	—	$(16)
Futures Contracts (1)	—	—	—	(35)	(35)

Total Value	$—	$—	$(16)	$(35)	$(51)

Statement of Operations:
Realized Loss on
Forward Currency Contracts	$—	$—	$(380)	$—	$(380)
Futures Contracts	—	—	—	48	48

Total Realized Loss	$—	$—	$(380)	$48	$(332)

Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	—	—	21	—	21
Futures Contracts	$—	$—	$—	$(31)	$(31)

Total Change in Unrealized Appreciation (Depreciation)	$—	$—	$21	$(31)	$(10)

Notional Amounts or Shares/Units †
Futures Contracts	—	—		12	12
Forward Currency Contracts	$—	$—	$4,042,563	$—	$4,042,563

TCW High Yield Bond Fund
Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$—	$41	$41

Total Realized Gain (Loss)	$—	$—	$—	$41	$41

Change in Unrealized Depreciation on:
Futures Contracts	$—	$—	$—	$(4)	$(4)

Total Change in Unrealized Depreciation	$—	$—	$—	$(4)	$(4)

Notional Amounts or Shares/Units †
Futures Contracts	—	—	—	5	5

110

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

	Commodity Risk	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Total Return Bond Fund
Statements of Asset and Liabilities:
Liabilities Derivatives
Futures Contracts (1)	$—	$—	$—	$(5,213)	$(5,213)

Total Value	$—	$—	$—	$(5,213)	$(5,213)

Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$—	$— (2)	$—

Total Realized Gain (Loss)	$—	$—	$—	$—	$—

Change in Unrealized Appreciation on:
Forward Contracts	—	—	—	—	—
Futures Contracts	$—	$—	$—	$(5,213)	$(5,213)

Total Change in Unrealized Appreciation	$—	$—	$—	$(5,213)	$(5,213)

Notional Amounts or Shares/Units †
Futures Contracts	—	—	—	9,020	9,020

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2013 is reported within the Statement of Assets and Liabilities.
(2)	Amount rounds to less than $1.
†	Amounts disclosed represent average number of contracts or notional amounts, which are representative of the volume traded during the year-ended October 31, 2013.

Forward Foreign Currency Contracts:    The TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, and the TCW Global Bond Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Global Bond Fund had forward foreign currency contracts outstanding at October 31, 2013.

Future Contracts:    The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund entered into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions

111

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, and the TCW Total Return Bond Fund utilized futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at October 31, 2013 are listed in the Schedule of Investments.

Swap Agreements.    The TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Enhanced Commodity Strategy Fund entered into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund may enter into enter into an interest rate swap agreement. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss due to counterparty default is the discounted net asset value of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

112

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2013, the TCW Emerging Markets Income Fund utilized credit default swaps to manage daily liquidity as well as interest rate duration and/or credit market exposures; the TCW Emerging Markets Local Currency Income Fund entered into interest rate swaps to manage duration, yield curve and interest rate risk; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market. Swap agreements outstanding at October 31, 2013 are listed in each Fund’s Schedule of Investments.

113

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Mortgage-Backed Securities:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

114

TCW Funds, Inc.

October 31, 2013

Note 2 — Significant Accounting Policies (Continued)

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Funds segregate cash and/or securities in an amount or value at least equal to the amount of these transactions.

Dollar Roll Transactions:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2013.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a Master Repurchase Agreements (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA

115

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Funds’ Schedule of Investments.

Reverse Repurchase Agreements:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date for a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. There were no reverse repurchase agreements outstanding at October 31, 2013.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2013.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Capital gains realized by a fund are distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder

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Note 2 — Significant Accounting Policies (Continued)

distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The values of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

117

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying asset (senior, mezzanine and subordinated) as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended October 31, 2013, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2013	2012
TCW Core Fixed Income Fund	$880	$—
TCW Emerging Markets Income Fund	157,178	—
TCW Emerging Markets Local Currency Income Fund	8,434	63
TCW High Yield Bond Fund	—	1,947
TCW Short Term Bond Fund	15	46

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October 31, 2013

Note 4 — Federal Income Taxes (Continued)

At October 31, 2013 the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$2,039	$—	$2,039
TCW Enhanced Commodity Strategy Fund	2	18	20
TCW Global Bond Fund	—	118	118
TCW High Yield Bond Fund	192	—	192
TCW Short Term Bond Fund	45	—	45

At the end of the previous fiscal year ended October 31, 2012, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$8,841	$3,417	$12,258
TCW Emerging Markets Income Fund	161,735	—	161,735
TCW Enhanced Commodity Strategy Fund	28	5	33
TCW Global Bond Fund	604	—	604
TCW High Yield Bond Fund	245	—	245
TCW Total Return Bond Fund	19,426	—	19,426

Permanent differences incurred during the year ended October 31, 2013, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$1,963	$(351)	$(1,612)
TCW Emerging Markets Income Fund	(80,024)	80,024	— (1)
TCW Emerging Markets Local Currency Income Fund	(18,615)	18,615	—
TCW Enhanced Commodity Strategy Fund	(25)	22	3
TCW Global Bond Fund	(404)	408	(4)
TCW High Yield Bond Fund	265	(265)	—
TCW Short Term Bond Fund	59	(62)	3
TCW Total Return Bond Fund	67,631	(70,481)	2,850

(1)	Amount less than $1.

119

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2013, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$25,434	$5,052	$—	$30,486
TCW Emerging Markets Income Fund	449,984	—	56,583	506,567
TCW Emerging Markets Local Currency Income Fund	1,379	—	9,858	11,237
TCW Enhanced Commodity Strategy Fund	90	5	—	95
TCW Global Bond Fund	990	13	—	1,003
TCW High Yield Bond Fund	2,491	—	—	2,491
TCW Short Term Bond Fund	191	—	—	191
TCW Total Return Bond Fund	231,219	41,905	118,185	391,309

During the previous fiscal year ended October 31, 2012, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$20,052	$3,951	$—	$24,003
TCW Emerging Markets Income Fund	228,663	—	—	228,663
TCW Emerging Markets Local Currency Income Fund	2,939	—	1,066	4,005
TCW Enhanced Commodity Strategy Fund	93	—	—	93
TCW Global Bond Fund	601	—	—	601
TCW High Yield Bond Fund	3,338	153	—	3,491
TCW Short Term Bond Fund	152	—	11	163
TCW Total Return Bond Fund	386,265	8,036	—	394,301

At October 31, 2013, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$27,924	$(13,478)	$14,446	$1,429,742
TCW Emerging Markets Income Fund	78,224	(222,198)	(143,974)	5,862,202
TCW Emerging Markets Local Currency Income Fund	2,240	(17,718)	(15,478)	357,265
TCW Enhanced Commodity Strategy Fund	92	(5)	87	3,480
TCW Global Bond Fund	1,329	(525)	804	24,368
TCW High Yield Bond Fund	956	(739)	217	39,957
TCW Short Term Bond Fund	99	(73)	26	15,334
TCW Total Return Bond Fund	555,713	(107,957)	447,756	7,909,107

120

TCW Funds, Inc.

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Note 4 — Federal Income Taxes (Continued)

At October 31, 2013, the following Fund had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2016	2018	2019
TCW Short Term Bond Fund	$230	$7,023	$111

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capita Losses	Long-Term Capita Losses	Total
TCW Core Fixed Income Fund	$880	$—	$880
TCW Emerging Markets Income Fund	157,178	—	157,178
TCW Emerging Markets Local Currency Income Fund	8,498	—	8,498
TCW High Yield Bond Fund	941	145	1,086
TCW Short Term Bond Fund	49	11	60

The Funds did not have any unrecognized tax benefits at October 31, 2013, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2013. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%*
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

*	The management fee was 0.75% prior to January 1, 2013.

121

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses (Continued)

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Funds’ Rule 38a-1 compliance obligations. These amounts are allocated to each Fund based on management fees paid and are included in the Statements of Operations.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.44%	(1)
N Class	0.78%	(1)
TCW Emerging Markets Income Fund
I Class	1.20%	(2)
N Class	1.20%	(2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70%	(1)
N Class	0.70%	(1)
TCW Global Bond Fund
I Class	1.15%	(1)
N Class	1.15%	(1)
TCW High Yield Bond Fund
I Class	0.50%	(1)
N Class	0.75%	(1)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.44%	(1)
N Class	0.74%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company for an one-year period.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2013. These limitations are voluntary and terminable with a six month’s notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred is recorded on the Funds’ books as other liabilities. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

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Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2013, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$291,861	$166,815	$2,420,686	$2,146,370
TCW Emerging Markets Income Fund	9,607,448	9,109,286	—	—
TCW Emerging Markets Local Currency Income Fund	1,135,340	962,911	—	—
TCW Enhanced Commodity Strategy Fund	1,116	1,229	324	388
TCW Global Bond Fund	6,916	7,815	24,472	23,523
TCW High Yield Bond Fund	49,341	68,573	—	—
TCW Short Term Bond Fund	8,741	4,704	4,443	3,687
TCW Total Return Bond Fund	1,373,217	1,580,430	15,410,427	15,257,342

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund

	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	43,967,729	$484,633	30,929,053	$340,569
Shares Issued upon Reinvestment of Dividends	1,075,798	11,993	921,354	10,121
Shares Redeemed	(35,492,527)	(392,730)	(11,903,866)	(131,753)

Net Increase	9,551,000	$103,896	19,946,541	$218,937

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	49,015,418	$543,978	39,209,380	$432,548
Shares Issued upon Reinvestment of Dividends	1,208,350	13,468	865,355	9,513
Shares Redeemed	(33,359,943)	(367,548)	(12,330,455)	(136,359)

Net Increase	16,863,825	$189,898	27,744,280	$305,702

123

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Income Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	384,305,377	$3,521,231	324,408,418	$2,845,375
Shares Issued upon Reinvestment of Dividends	31,630,062	287,180	12,854,261	112,221
Shares Redeemed	(370,659,481)	(3,251,634)	(104,211,504)	(903,417)

Net Increase	45,275,958	$556,777	233,051,175	$2,054,179

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	110,406,749	$1,300,428	70,280,446	$798,219
Shares Issued upon Reinvestment of Dividends	9,096,781	106,221	4,203,773	46,920
Shares Redeemed	(98,293,190)	(1,119,324)	(57,030,309)	(623,744)

Net Increase	21,210,340	$287,325	17,453,910	$221,395

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	28,692,494	$304,434	7,041,782	$70,718
Shares Issued upon Reinvestment of Dividends	583,123	6,156	267,231	2,598
Shares Redeemed	(17,455,335)	(174,755)	(5,756,031)	(55,940)

Net Increase	11,820,282	$135,835	1,552,982	$17,376

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	16,537,831	$177,177	6,669,301	$67,668
Shares Issued upon Reinvestment of Dividends	418,722	4,419	159,204	1,550
Shares Redeemed	(14,265,517)	(143,725)	(5,258,082)	(52,037)

Net Increase	2,691,036	$37,871	1,570,423	$17,181

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	6,109	49	6,493	54
Shares Redeemed	—	—	(51,282)	(421)

Net Increase	6,109	$49	(44,789)	$(367)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	—	$—
Shares Issued upon Reinvestment of Dividends	4,790	39	4,662	39

Net Increase	4,790	$39	4,662	$39

124

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Note 8 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2013		December 1, 2011 (Commencement of Operations) through October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,401	$37	1,190,852	$11,924
Shares Issued upon Reinvestment of Dividends	43,138	462	26,212	274
Shares Redeemed	(2,965)	(31)	(191,725)	(1,986)

Net Increase	43,574	$468	1,025,339	$10,212

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	32,371	$338	1,035,447	$10,369
Shares Issued upon Reinvestment of Dividends	44,631	478	25,658	269
Shares Redeemed	(10,154)	(106)	(3,941)	(43)

Net Increase	66,848	$710	1,057,164	$10,595

TCW High Yield Bond Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,177,031	$20,038	7,257,448	$44,810
Shares Issued upon Reinvestment of Dividends	205,806	1,301	317,384	1,920
Shares Redeemed	(4,814,132)	(30,448)	(8,637,424)	(53,253)

Net Decrease	(1,431,295)	$(9,109)	(1,062,592)	$(6,523)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	5,151,136	$32,632	3,968,120	$24,315
Shares Issued upon Reinvestment of Dividends	130,049	831	162,458	993
Shares Redeemed	(6,215,519)	(39,507)	(3,310,306)	(20,158)

Net Decrease	(934,334)	$(6,044)	820,272	$5,150

TCW Short Term Bond Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,050,541	$18,103	1,954,762	$17,220
Shares Issued upon Reinvestment of Dividends	18,544	163	15,879	140
Shares Redeemed	(1,789,418)	(15,792)	(1,305,900)	(11,500)

Net Increase	279,667	$2,474	664,741	$5,860

125

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Total Return Bond Fund	Year Ended October 31, 2013		Year Ended October 31, 2012
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	295,792,794	$3,025,640	361,509,806	$3,602,565
Shares Issued upon Reinvestment of Dividends	17,443,988	177,786	16,892,774	166,915
Shares Redeemed	(379,822,331)	(3,844,340)	(143,490,031)	(1,420,039)

Net Decrease	(66,585,549)	$(640,914)	234,912,549	$2,349,441

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	125,554,157	$1,325,257	88,787,732	$914,109
Shares Issued upon Reinvestment of Dividends	10,349,892	108,886	11,164,261	113,919
Shares Redeemed	(118,307,111)	(1,236,997)	(85,397,356)	(867,440)

Net Increase	17,596,938	$197,146	14,554,637	$160,588

Note 9 — Restricted Securities

The Funds are permitted to invest in securities have legal or contractual restrictions on resale. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2013.

Note 10 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 11 — Recently Issued Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entries to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. Management is currently evaluating the implications of these changes and their impact on the financial statements.

126

TCW Funds, Inc.

October 31, 2013

Note 11 — Recently Issued Accounting Pronouncements (Continued)

On June 7, 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU No. 2013-08 sets forth a new approach for determining whether a public or private entity is an investment company and sets certain measurement and disclosure requirements for an investment company. ASU No. 2013-08 is effective in annual reporting periods beginning on or after December 15, 2013, and for interim periods within those annual reporting periods. Management is currently evaluating the implications of these changes and their impact on the financial statements.

127

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$11.34	$10.90	$11.01	$10.59	$9.35

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.24	0.36	0.63	0.78
Net Realized and Unrealized Gain (Loss) on Investments	(0.27)	0.57	0.17	0.52	1.17

Total from Investment Operations	(0.06)	0.81	0.53	1.15	1.95

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.28)	(0.42)	(0.64)	(0.68)
Distributions from Net Realized Gain	(0.11)	(0.09)	(0.22)	(0.09)	(0.03)

Total Distributions	(0.31)	(0.37)	(0.64)	(0.73)	(0.71)

Net Asset Value per Share, End of Year	$10.97	$11.34	$10.90	$11.01	$10.59

Total Return	(0.49)%	7.57%	5.06%	11.34%	21.65%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$589,911	$501,448	$264,366	$197,877	$227,101
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.48%	0.49%	0.55%	0.56%	0.62%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.89%	2.20%	3.35%	5.89%	7.72%
Portfolio Turnover Rate	197.42%	213.82%	280.49%	258.36%	121.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

128

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013		2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$11.34		$10.91	$11.03	$10.63	$9.44

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17		0.21	0.33	0.57	0.75
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)		0.56	0.17	0.54	1.19

Total from Investment Operations	(0.08)		0.77	0.50	1.11	1.94

Less Distributions:
Distributions from Net Investment Income	(0.18)		(0.25)	(0.40)	(0.62)	(0.72)
Distributions from Net Realized Gain	(0.11)		(0.09)	(0.22)	(0.09)	(0.03)

Total Distributions	(0.29)		(0.34)	(0.62)	(0.71)	(0.75)

Net Asset Value per Share, End of Year	$10.97		$11.34	$10.91	$11.03	$10.63

Total Return	(0.74)%		7.21%	4.76%	10.88%	21.31%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$698,223		$530,935	$207,882	$141,451	$76,729
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.77%		0.79%	0.85%	0.88%	0.85%
After Expense Reimbursement	0.77	% (2)	0.78%	0.78%	0.78%	0.74%
Ratio of Net Investment Income to Average Net Assets	1.56%		1.86%	3.00%	5.32%	7.45%
Portfolio Turnover Rate	197.42%		213.82%	280.49%	258.36%	121.57%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

129

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$9.30	$8.43	$8.84	$7.60	$5.41

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.55	0.64	0.65	0.60	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.59)	0.75	(0.36)	1.19	2.32

Total from Investment Operations	(0.04)	1.39	0.29	1.79	2.84

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.52)	(0.59)	(0.54)	(0.65)
Distributions from Net Realized Gain	(0.22)	—	(0.11)	(0.01)	—
Distributions from Return of Capital	(0.07)	—	—	—	—

Total Distributions	(0.73)	(0.52)	(0.70)	(0.55)	(0.65)

Redemption Fees	—	—	—	—	— (3)

Net Asset Value per Share, End of Year	$8.53	$9.30	$8.43	$8.84	$7.60

Total Return	(0.68)%	16.99%	3.35%	24.44%	56.09%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,260,067	$4,223,485	$1,861,675	$622,371	$101,959
Ratio of Expenses to Average Net Assets	0.83%	0.84%	0.87%	0.92%	1.17%
Ratio of Net Investment Income to Average Net Assets	6.09%	7.24%	7.49%	7.22%	7.70%
Portfolio Turnover Rate	150.21%	174.98%	137.87%	172.75%	196.54%

(1)	Prior to July 1, 2009, the TCW Emerging Markets Income Fund imposed a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Fund as additional paid-in-capital. The redemption fees received by the Fund are shown on a per share basis on the Financial Highlights. Effective July 1, 2009, the short-term redemption fee was eliminated.
(2)	Computed using average shares outstanding throughout the period.
(3)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

130

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$11.93	$10.81	$11.31	$9.72	$6.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.68	0.81	0.80	0.74	0.73
Net Realized and Unrealized Gain (Loss) on Investments	(0.76)	0.93	(0.45)	1.52	2.89

Total from Investment Operations	(0.08)	1.74	0.35	2.26	3.62

Less Distributions:
Distributions from Net Investment Income	(0.53)	(0.62)	(0.74)	(0.66)	(0.79)
Distributions from Net Realized Gain	(0.22)	—	(0.11)	(0.01)	—
Distributions from Return of Capital	(0.09)	—	—	—	—

Total Distributions	(0.84)	(0.62)	(0.85)	(0.67)	(0.79)

Net Asset Value per Share, End of Year	$11.01	$11.93	$10.81	$11.31	$9.72

Total Return	(0.86)%	16.64%	3.13%	24.03%	55.80%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,419,298	$1,286,033	$975,772	$498,489	$12,693
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.10%	1.11%	1.15%	1.25%	2.41%
After Expense Reimbursement	N/A	N/A	N/A	N/A	1.30%
Ratio of Net Investment Income to Average Net Assets	5.83%	7.23%	7.18%	6.88%	7.94%
Portfolio Turnover Rate	150.21%	174.98%	137.87%	172.75%	196.54%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

131

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,		December 15, 2010 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.54	0.64	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.23	(0.08)

Total from Investment Operations	(0.08)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	(0.06)	(0.18)	(0.54)
Distributions from Return of Capital	(0.24)	(0.06)	—

Total Distributions	(0.30)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$10.14	$10.52	$9.89

Total Return	(0.89)%	9.02%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$237,695	$122,196	$99,529
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.90%	0.96%	1.05	% (3)
After Expense Reimbursement	N/A	N/A	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.19%	6.39%	5.64	% (3)
Portfolio Turnover Rate	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

132

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,		December 15, 2010 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$10.52	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.54	0.62	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.64)	0.25	(0.08)

Total from Investment Operations	(0.10)	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.18)	(0.54)
Distributions from Return of Capital	(0.24)	(0.06)	—

Total Distributions	(0.29)	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$10.13	$10.52	$9.89

Total Return	(0.91)%	8.92%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$113,380	$89,410	$68,560
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.25%	1.48	% (3)
After Expense Reimbursement	0.99%	0.99%	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	5.15%	6.20%	5.68	% (3)
Portfolio Turnover Rate	290.24%	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

133

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31,		April 1, 2011 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.05)	(0.02)	—

Total Distributions	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$7.61	$8.58	$8.73

Total Return	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,013	$2,218	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.67%	5.94%	5.54	% (3)
After Expense Reimbursement	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.01%	1.95%	1.51	% (3)
Portfolio Turnover Rate	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

134

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31,		April 1, 2011 (Commencement of Operations) through October 31, 2011
	2013	2012
Net Asset Value per Share, Beginning of Year	$8.58	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.16	0.16	0.08
Net Realized and Unrealized Loss on Investments	(0.92)	(0.11)	(1.26)

Total from Investment Operations	(0.76)	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.05)	(0.02)	—

Total Distributions	(0.21)	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$7.61	$8.58	$8.73

Total Return	(9.05)%	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,609	$1,773	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.14%	6.30%	5.95	% (3)
After Expense Reimbursement	0.70%	0.70%	0.70	% (3)
Ratio of Net Investment Income to Average Net Assets	2.01%	1.94%	1.50	% (3)
Portfolio Turnover Rate	54.20%	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

135

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31, 2013	December 1, 2011 (Commencement of Operations) through October 31, 2012
Net Asset Value per Share, Beginning of Year	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.40)	0.99

Total from Investment Operations	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.31)	—

Total Distributions	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$10.45	$10.97

Total Return	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,170	$11,253
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.38%	1.42	% (3)
After Expense Reimbursement	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	3.31%	2.80	% (3)
Portfolio Turnover Rate	135.67%	165.46	% (2)
(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

136

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31, 2013	December 1, 2011 (Commencement of Operations) through October 31, 2012
Net Asset Value per Share, Beginning of Year	$10.97	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.35	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.40)	0.99

Total from Investment Operations	(0.05)	1.26

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.29)
Distributions from Net Realized Gain	(0.31)	—

Total Distributions	(0.47)	(0.29)

Net Asset Value per Share, End of Year	$10.45	$10.97

Total Return	(0.46)%	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,746	$11,602
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.62%	1.68	% (3)
After Expense Reimbursement	1.14%	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	3.30%	2.79	% (3)
Portfolio Turnover Rate	135.67%	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

137

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$6.30	$5.99	$6.45	$5.93	$4.56

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.33	0.44	0.52	0.51
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.37	(0.42)	0.51	1.36

Total from Investment Operations	0.39	0.70	0.02	1.03	1.87

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.37)	(0.48)	(0.51)	(0.50)
Distributions from Net Realized Gain	—	(0.02)	—	—	—

Total Distributions	(0.36)	(0.39)	(0.48)	(0.51)	(0.50)

Net Asset Value per Share, End of Year	$6.33	$6.30	$5.99	$6.45	$5.93

Total Return	6.44%	12.03%	0.24%	18.18%	43.47%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$26,102	$35,006	$39,648	$76,897	$78,299
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.00%	1.14%	1.06%	0.96%	1.04%
After Expense Reimbursement	0.63%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.14%	5.39%	6.93%	8.49%	10.05%
Portfolio Turnover Rate	114.95%	111.02%	154.82%	176.77%	106.35%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

138

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$6.35	$6.02	$6.49	$5.94	$4.57

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.33	0.45	0.51	0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.38	(0.44)	0.52	1.35

Total from Investment Operations	0.38	0.71	0.01	1.03	1.85

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.36)	(0.48)	(0.48)	(0.48)
Distributions from Net Realized Gain	—	(0.02)	—	—	—

Total Distributions	(0.36)	(0.38)	(0.48)	(0.48)	(0.48)

Net Asset Value per Share, End of Year	$6.37	$6.35	$6.02	$6.49	$5.94

Total Return	6.12%	12.11%	0.04%	17.86%	43.27%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,620	$20,498	$14,507	$47,485	$53,022
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.34%	1.51%	1.38%	1.27%	1.29%
After Expense Reimbursement	0.83%	1.17%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	4.96%	5.34%	6.87%	8.22%	9.75%
Portfolio Turnover Rate	114.95%	111.02%	154.82%	176.77%	106.35%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

139

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$8.85	$8.77	$8.94	$8.57	$8.93

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.09	0.11	0.17	0.32	0.40
Net Realized and Unrealized Gain (Loss) on Investments	(0.03)	0.13	(0.09)	0.45	(0.38)

Total from Investment Operations	0.06	0.24	0.08	0.77	0.02

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.15)	(0.25)	(0.40)	(0.38)
Distributions from Return of Capital	—	(0.01)	—	—	—

Total Distributions	(0.11)	(0.16)	(0.25)	(0.40)	(0.38)

Net Asset Value per Share, End of Year	$8.80	$8.85	$8.77	$8.94	$8.57

Total Return	0.67%	2.74%	0.84%	9.21%	0.35%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$15,202	$12,814	$6,874	$75,849	$51,944
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.33%	1.63%	0.84%	0.76%	0.74%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.01%	1.21%	1.96%	3.66%	4.76%
Portfolio Turnover Rate	71.48%	81.91%	57.84%	83.26%	21.40%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

140

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$10.27	$9.76	$10.37	$10.21	$9.21

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.52	0.65	0.75	1.01
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.64	(0.31)	0.25	0.85

Total from Investment Operations	0.33	1.16	0.34	1.00	1.86

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.63)	(0.68)	(0.84)	(0.86)
Distributions from Net Realized Gain	—	(0.02)	(0.27)	—	—
Distributions from Return of Capital	(0.14)	—	—	—	—

Total Distributions	(0.47)	(0.65)	(0.95)	(0.84)	(0.86)

Net Asset Value per Share, End of Year	$10.13	$10.27	$9.76	$10.37	$10.21

Total Return	3.26%	12.35%	3.44%	10.32%	21.38%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,085,781	$5,837,581	$3,256,269	$3,185,878	$7,907,871
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.57%	0.57%	0.60%	0.61%	0.61%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.60%	5.21%	6.48%	7.37%	10.47%
Portfolio Turnover Rate	190.79%	123.43%	141.33%	76.43%	15.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

141

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2013	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$10.61	$10.09	$10.72	$10.55	$9.55

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.52	0.64	0.73	1.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.65	(0.32)	0.27	0.89

Total from Investment Operations	0.31	1.17	0.32	1.00	1.90

Less Distributions:
Distributions from Net Investment Income	(0.33)	(0.63)	(0.68)	(0.83)	(0.90)
Distributions from Net Realized Gain	—	(0.02)	(0.27)	—	—
Distributions from Return of Capital	(0.14)	—	—	—	—

Total Distributions	(0.47)	(0.65)	(0.95)	(0.83)	(0.90)

Net Asset Value per Share, End of Year	$10.45	$10.61	$10.09	$10.72	$10.55

Total Return	2.96%	12.03%	3.12%	10.00%	20.98%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,492,073	$2,342,406	$2,081,438	$2,211,097	$3,345,527
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.83%	0.83%	0.86%	0.88%	0.87%
After Expense Reimbursement	0.73%	0.73%	0.74%	0.74%	0.74%
Ratio of Net Investment Income to Average Net Assets	2.31%	5.02%	6.19%	6.98%	10.11%
Portfolio Turnover Rate	190.79%	123.43%	141.33%	76.43%	15.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

142

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (eight of twenty-one funds comprising the TCW Funds, Inc.) as of October 31, 2013, and the related statements of operations for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2013, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 20, 2013

143

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 to October 31, 2013 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2013 to October 31, 2013)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$981.70	0.44%	$2.20
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$980.30	0.78%	$3.89
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.78%	3.97

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$939.20	0.86%	$4.20
Hypothetical (5% return before expenses)	1,000.00	1,020.87	0.86%	4.38

N Class Shares
Actual	$1,000.00	$939.00	1.13%	$5.52
Hypothetical (5% return before expenses)	1,000.00	1,019.51	1.13%	5.75

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$922.20	0.94%	$4.55
Hypothetical (5% return before expenses)	1,000.00	1,020.47	0.94%	4.79

N Class Shares
Actual	$1,000.00	$922.00	0.99%	$4.80
Hypothetical (5% return before expenses)	1,000.00	1,020.21	0.99%	5.04

144

TCW Funds, Inc.

October 31, 2013

TCW Funds, Inc.	Beginning Account Value May 1, 2013	Ending Account Value October 31, 2013	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2013 to October 31, 2013)
TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$950.00	0.70%	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$948.80	0.70%	$3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$985.50	1.13%	$5.66
Hypothetical (5% return before expenses)	1,000.00	1,019.51	1.13%	5.75

N Class Shares
Actual	$1,000.00	$985.50	1.13%	$5.66
Hypothetical (5% return before expenses)	1,000.00	1,019.51	1.13%	5.75

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,005.80	0.50%	$2.53
Hypothetical (5% return before expenses)	1,000.00	1,022.68	0.50%	2.55

N Class Shares
Actual	$1,000.00	$1,003.80	0.75%	$3.79
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,002.30	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$998.00	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

N Class Shares
Actual	$1,000.00	$996.20	0.73%	$3.67
Hypothetical (5% return before expenses)	1,000.00	1,021.53	0.73%	3.72

145

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information. In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

146

TCW Funds, Inc.

October 31, 2013

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

147

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

148

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2013, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Enhanced Commodity Strategy Fund	$0.04
TCW Global Bond Fund	$0.05

The following is the income tax credit for taxes paid to foreign countries:

Fund	Foreign Tax Credit
TCW Emerging Markets Local Currency Income Fund	$300

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2014, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

149

TCW Funds, Inc.

Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 21 funds at October 31, 2013. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (77)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (82)	Mr. Gavin has served as a director of TCW Funds, Inc. since February 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund), Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (61) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (59)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010.	Laure Sudreay — Rippe Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law. Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer), Tilly’s (a retailer of apparel and accessories), and TCW Strategic Income Fund, Inc. (closed-end fund).
Peter McMillan (56)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President of KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments), Metropolitan West Funds (mutual funds with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Charles A. Parker (79)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado), and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (52)	Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	Causeway Capital Management Trust (mutual fund with 5 series), TCW Strategic Income Fund, Inc. (closed-end fund).
Andrew Tarica (55)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company) and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

150

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (69) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman, The TCW Group, Inc. Prior to February 2013, Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc. and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Charles W. Baldiswieler (55) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009 and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual funds with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (58)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, TCW Strategic Income Fund, Inc.
Meredith S. Jackson (54)*	Senior Vice President, General Counsel and Secretary and Interim Chief Compliance Officer	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer, TCW Strategic Income Fund, Inc. Previously, Partner and Chair of the Debt Finance Practice Group, Irell & Manella (law firm) (1999 — January 2013).
David S. DeVito (51)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

151

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

In addition, George N. Winn, Senior Vice President of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Treasurer of the Company, Patrick W. Dennis, Senior Vice President & Associate General Counsel of Trust Company of the West, TCW Asset Management Company and the Advisor, is Assistant Secretary of the Company, and Jon-Luc Dupuy, Vice President and Senior Counsel for State Street Corporation’s Legal Administration Group, is Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

152

TCW Funds, Inc.

865 South Figueroa Street Los Angeles, California 90017

800 FUND TCW (800 386 3829)

www.TCW.com

Investment Advisor

TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW

Transfer Agent

U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071

Custodian & Administrator

State Street Bank & Trust Company 200 Clarendon Street Boston, Massachusetts 02116

Distributor

TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017

Directors

Patrick C. Haden

Director and Chairman of the Board Charles W. Baldiswieler Director Samuel P. Bell Director John A. Gavin Director Janet E. Kerr Director Peter McMillan Director Charles A. Parker Director Victoria B. Rogers Director Marc I. Stern Director Andrew Tarica Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer Peter A. Brown Senior Vice President Patrick W. Dennis Assistant Secretary David S. DeVito Treasurer and Chief Financial Officer Jon-Luc Dupuy Assistant Secretary Meredith S. Jackson Senior Vice President, General Counsel, Secretary and Interim Chief Compliance Officer George N. Winn Assistant Treasurer

FUNDarFI1113

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made certain non-material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2013	2012
$570,329	$556,850

(b) Audit-Related Fees

For the fiscal years October 31, 2013 and October 31, 2012, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2013	2012
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2013	2012
$112,500	$112,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2013 and October 31, 2012, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2013	2012
$0	$0

(e) (1) The registrant’s Audit Committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2013 and October 31, 2012, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were:

2013	2012
$112,250	$112,000

For the twelve month periods ended October 31, 2013 and October 31, 2012, aggregate non-audit fees billed by Deloitte for services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)	/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles W. Baldwieler
Charles W. Baldiswieler
Chief Executive Officer

Date	December 20, 2013

By (Signature and Title)	/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	December 20, 2013